Exhibit 10.28

PARTICIPATION AGREEMENT

by and among

ROXANNA OIL, INC.,

ROXANNA ROCKY MOUNTAINS, LLC,

MRC ROCKIES COMPANY,

MATADOR RESOURCES COMPANY,

MATADOR PRODUCTION COMPANY,

ALLIANCE CAPITAL REAL ESTATE, INC.,

and

ALLIANCEBERNSTEIN L.P.

May 14, 2010

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6.6	No Bankruptcy	12
6.7	Litigation	12
6.8	Investment Representation	12
6.9	Financial Ability	12
ARTICLE VII.	Guarantees by MRC, ROI and AllianceBernstein	13
7.1	Guarantee by MRC	13
7.2	Guarantee by AllianceBernstein	13
7.3	Guarantee by ROI	13
ARTICLE VIII.	Tax Matters	13
8.1	Tax Partnership	13
8.2	Tax Information	14
8.3	Responsibility for Taxes	14
ARTICLE IX.	Miscellaneous	14
9.1	Several Liability; Relationship of Parties	14
9.2	Access to Documents	14
9.3	Title Failures	15
9.4	Amendment and Waiver	15
9.5	Notices	15
9.6	Binding Effect; Assignment	16
9.7	Further Assurances	16
9.8	Entire Agreement	16
9.9	Severability	17
9.10	Arbitration of Disputes	17
9.11	Representations and Warranties	17
9.12	LIMITATION OF LIABILITY	17
9.13	Headings for Convenience	18
9.14	Independent Representation	18
9.15	Costs and Expenses	18
9.16	Filing	18
9.17	Counterparts	18
9.18	Governing Law	18
9.19	Statute of Frauds	18
9.20	Proportionate Reduction	19

Exhibits:

A — Description of Leases and Lands

B — Plat of Location of Initial Test Well

C — Authorization for Expenditure for Initial Test Well

D — Initial Prospect Area Leases and Lands

E — Form of Assignment

F — Form of Operating Agreement

G — Area of Mutual Interest

H — Tax Partnership Agreement

Schedule 4.14: List of Third-Party Consents for Assignments of Leases

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PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT (this “Agreement”) is entered into as of May 14, 2010, by and among ROXANNA ROCKY MOUNTAINS, LLC, a Texas limited liability company (“Roxanna”), MRC ROCKIES COMPANY, a Texas corporation (“Matador” and together with Roxanna collectively referred to as “Owners”), ROXANNA OIL, INC., a Texas corporation (“ROI”), MATADOR RESOURCES COMPANY, a Texas corporation (“MRC”), MATADOR PRODUCTION COMPANY, a Texas corporation (“Operator”), ALLIANCE CAPITAL REAL ESTATE, INC., a Delaware corporation (“Participant”) and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (“AllianceBernstein”). Roxanna, Matador, ROI, MRC, Operator, Participant and AllianceBernstein are sometimes hereinafter referred to collectively as “Parties” and individually as a “Party”.

WITNESSETH:

WHEREAS, Matador has record title to, and Owners have equitable title to, the oil and gas leases (individually a “Lease” and collectively the “Leases”) more specifically described in Exhibit A attached hereto covering approximately 140,000 gross acres of land located in Utah, Idaho and Wyoming, and they desire to have Participant participate in the exploration and development of the Leases and, in particular, to provide the funding for the drilling of an exploratory test well on the Leases;

WHEREAS, Participant desires to participate in the exploration and development of the Leases and is willing to agree, subject to the terms and conditions hereinafter set forth, to pay the costs to drill, core and case a test well on the Leases in exchange for (i) an assignment of a 50% working interest in the Leases located within a specified area around such well and (ii) the options to acquire up to a 50% working interest in the remainder of the Leases or participate in the drilling of a subsequent test well on the Leases; and

WHEREAS, the Parties wish to enter into this Agreement to memorialize their rights and obligations.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and benefits herein provided and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I.

Initial Test Well

1.1 Obligation to Drill, Core and Case Initial Test Well. Operator, as operator under the Operating Agreement (hereinafter defined), agrees to use its commercially reasonable efforts to drill, core and case a vertical well at the location set forth on the map attached hereto as Exhibit B located in Section 35, Township 24 North, Range 120 West, Lincoln County, Wyoming, or such other location as may agreed upon by the Parties (the “Initial Test Well”), before the first anniversary of the date of this Agreement. Operator will use commercially

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reasonable efforts to cause the Initial Test Well to be drilled to a vertical depth of approximately 9,300 feet or a depth sufficient to test the Meade Peak-Phosphoria Shale Formation (the “Contract Depth”) and to cause a conventional whole core to be taken through the Meade Peak-Phosphoria Shale Formation (approximately 200 feet of whole core). The obligations of Operator under this Section 1.1 will be conditioned on Participant’s compliance with its obligations hereunder to pay the Initial Commitment Amount (as defined below).

1.2 Payment of Costs of Initial Test Well. Participant will pay 100% of the actual costs to drill, core and case the Initial Test Well up to an aggregate cost of $4,200,000.00 (the “Initial Commitment Amount”), as estimated in the authorization for expenditure (“AFE”) for the Initial Test Well, which is agreed upon by the Parties and attached hereto as Exhibit C. Participant shall prepay $1,000,000.00 of the Initial Commitment Amount by depositing such cash amount with Operator within 30 days of the date of this Agreement. Operator shall notify Participant approximately 60 days prior to the expected spud date of the Initial Test Well, and Participant shall prepay the remaining $3,200,000.00 of the Initial Commitment Amount by depositing such cash amount with Operator within 30 days after its receipt of such notice of the expected spud date. If the aggregate actual costs for the Initial Test Well reach the Initial Commitment Amount and the drill, core and case operations have not been concluded, Owners will pay up to an additional $630,000.00 in an attempt to conclude the drill, core and case operations. If the aggregate actual costs of the Initial Test Well reach $4,830,000.00, and the drill, core and case operations have not been concluded, the Parties agree to work together in good faith to determine the best course of action at that time. If the Parties determine to continue operations on the Initial Test Well, it is expected that each of Participant, on the one hand, and Owners, on the other hand, will pay 50% of all subsequent costs of the Initial Test Well. Neither Participant nor Owners will be obligated to pay costs for the Initial Test Well beyond its respective limits as specified in this Section 1.2 in order to conclude the drill, core and case operations on the Initial Test Well. Within 90 days after the conclusion of the drill, core and case operations, any unexpended portion of the prepayment deposits made by Participant with respect to the Initial Commitment Amount, after payment of all actual costs of such operations, will be refunded to Participant.

1.3 No Guarantee of Success. The Parties acknowledge and agree that the Initial Test Well is a rank wildcat, exploratory well and that neither Owners, Operator nor MRC can guarantee the drill, core and case operations will be concluded successfully.

1.4 Assignment of Initial Earned Interest. In consideration for funding up to the Initial Commitment Amount of the costs of the Initial Test Well, Participant will receive a 50% working interest in the Leases insofar and only insofar as they cover 5,760 gross acres of contiguous or non-contiguous land (the “Initial Prospect Area”) surrounding the drill site of the Initial Test Well (the “Initial Earned Interest”), as more particularly described on Exhibit D attached hereto. Within 30 days after payment by Participant of the Initial Commitment Amount with respect to the Initial Test Well, Matador will assign to Participant the Initial Earned Interest, subject to the prior assignment to Roxanna of a proportionately reduced 2.5% of 8/8ths overriding royalty interest in the assigned Leases. Said assignment will be made without warranty of title, except by, through and under Matador, but to no further extent, and will be subject to the Operating Agreement and the provisions of the assigned Leases. All assignments of interest to Participant will be substantially in the form attached hereto as Exhibit E (the “Assignment”). The net revenue interest acquired by Participant in each assigned Lease will not

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be less than 50% of the net revenue interest shown for such Leases in Exhibit A attached hereto, subject to Roxanna’s overriding royalty interest.

ARTICLE II.

Participant’s Options to Purchase or Drill Second Test Well

2.1 Options for Participant. Within 90 days after Participant’s receipt of the laboratory analysis of the core data from the Initial Test Well (“Initial Election Period”), Participant will have the option either (A) (herein called “Option A”) to purchase up to a 50% working interest in the balance of the Leases, excluding the Initial Earned Interest assigned by Owners to Participant pursuant to Section 1.4 above (the “First Purchase Interest”), or (B) (herein called “Option B”) to elect for Owners and Participant, subject to Section 2.3 below, to drill and complete a second test well (the “Second Test Well”), at a location on the Leases to be determined by the Parties, including a production test on the well, as provided in an AFE to be agreed by the Parties. Participant may not elect both Option A and Option B. Participant must exercise Option A or Option B by written notice to Owners within the Initial Election Period.

2.2 Option A Purchase and Assignment. If Participant timely elects Option A, the Parties will consummate the purchase and sale of the First Purchase Interest within 30 days after Owners receive notice of such election. The purchase price payable by Participant to Owners will be $195.00 per net acre, proportionately reduced to the interest acquired. Participant will wire transfer the purchase price to Owners in accordance with written instructions provided by Owners. In exchange for payment of the purchase price, Matador will execute and deliver to Participant an Assignment of the First Purchase Interest, subject to the prior assignment to Roxanna of a proportionately reduced 2.5% of 8/8ths overriding royalty interest in the assigned Leases. Said Assignment will be made without warranty of title, except by, through and under Matador, but to no further extent, and will be subject to the Operating Agreement and the provisions of the assigned Leases. The net revenue interest acquired by Participant in each assigned Lease will not be less than Participant’s purchased working interest share of the net revenue interest shown for such Leases in Exhibit A attached hereto, subject to Roxanna’s overriding royalty interest.

2.3 Option B Second Test Well. If Participant timely elects Option B, Operator will use its commercially reasonable efforts to complete the drilling of the Second Test Well before the first anniversary of the date of Participant’s exercise of Option B. The Second Test Well will be drilled to a vertical depth sufficient to test the Meade Peak-Phosphoria Shale Formation. Participant will pay 100% of the actual costs to drill and complete, and to perform a production test of, the Second Test Well up to an aggregate cost of $5,000,000.00 (the “Second Commitment Amount”). Operator shall request payment for the estimated costs of the Second Test Well, and Participant shall prepay such costs, according to the procedures for prepayment of costs set forth in Articles VII.C. and XV.F. of the Operating Agreement. If the aggregate actual costs for the Second Test Well reach the Second Commitment Amount and the drilling, completing and production testing operations have not been concluded, all subsequent costs with respect to the Second Test Well shall be borne and paid 50% by Participant and 50% by Owners. Within 90 days after the conclusion of the drilling, completion and production test operations on the Second Test Well, any unexpended portion of the prepayment deposit made by Participant

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with respect to the Second Commitment Amount, after payment of all actual costs of such operations, will be refunded to Participant. The obligations of Operator under this Section 2.3 will be conditioned on Participant’s compliance with its obligations hereunder to pay the Second Commitment Amount.

2.4 Assignment of Second Earned Interest. In consideration for funding up to the Second Commitment Amount of the costs of the Second Test Well and 50% of all additional costs of the Second Test Well as may be incurred, Participant will receive a 50% working interest in the Leases insofar and only insofar as they cover 5,760 gross acres of contiguous or non-contiguous land (the “Second Prospect Area”) surrounding the drill site of the Second Test Well (the “Second Earned Interest”). Within 30 days after payment by Participant of the Second Commitment Amount with respect to the Second Test Well, Matador will execute and deliver to Participant an Assignment of the Second Earned Interest, subject to the prior assignment to Roxanna of a proportionately reduced 2.5% of 8/8ths overriding royalty interest in the assigned Leases. Said Assignment will be made without warranty of title, except by, through and under Matador, but to no further extent, and will be subject to the Operating Agreement and the provisions of the assigned Leases. The net revenue interest acquired by Participant in each assigned Lease will not be less than 50% of the net revenue interest shown for such Leases in Exhibit A attached hereto, subject to Roxanna’s overriding royalty interest.

2.5 Option C Purchase and Assignment. If Participant elected Option B instead of Option A and the Second Test Well was drilled, completed and production tested, Participant will then have the further option (herein called “Option C”) to purchase up to a 50% working interest in the balance of the Leases in which the Initial Earned Interest and Second Earned Interest were not assigned by Owners to Participant pursuant to Sections 1.4 and 2.4 above (the “Second Purchase Interest”). Participant must exercise Option C by written notice to Owners within 90 days after the completion of the production testing of the Second Test Well (the “Second Election Period”). If Participant timely elects Option C, the Parties will consummate the purchase and sale of the Second Purchase Interest within 30 days after Owners receive notice of such election. The purchase price payable by Participant to Owners will be $195.00 per net acre, proportionately reduced to the interest acquired. Participant will wire transfer the purchase price to Owners in accordance with written instructions provided by Owners. In exchange for payment of the purchase price, Matador will execute and deliver to Participant an Assignment of the Second Purchase Interest, subject to the prior assignment to Roxanna of a proportionately reduced 2.5% of 8/8ths overriding royalty interest in the assigned Leases. Said Assignment will be made without warranty of title, except by, through and under Matador, but to no further extent, and will be subject to the Operating Agreement and the provisions of the assigned Leases. The net revenue interest acquired by Participant in each assigned Lease will not be less than Participant’s purchased working interest share of the net revenue interest shown for such Leases in Exhibit A attached hereto, subject to Roxanna’s overriding royalty interest.

ARTICLE III.

Operating Agreement

3.1 Execution of Operating Agreement. Operator, Matador, Roxanna and Participant agree promptly to execute and deliver the form of Operating Agreement (the “Operating

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Agreement”), attached hereto as Exhibit F, naming Matador Production Company as Operator. All operations on the Initial Test Well, the Second Test Well and any subsequent wells drilled on any of the Leases in which Participant, Matador and Roxanna (or their respective successors or assigns) jointly own working interests will be conducted under the terms of the Operating Agreement, subject to this Agreement. Operator, Matador, Roxanna and Participant agree to amend Exhibit “A” to the Operating Agreement by inserting an addendum to reflect the working interest of the Parties with respect to the Leases if Participant elects Option A or Option C and purchases less than a 50% working interest in the balance of the Leases.

3.2 Sharing of Costs and Subsequent Well Elections. Under the terms of the Operating Agreement, after payment of costs (i) by Participant of up to the Initial Commitment Amount and, if applicable, by Owners of up to an additional $630,000.00, for the Initial Test Well, and (ii), if applicable, by Participant up to the Second Commitment Amount for the Second Test Well, the Parties will pay all subsequent costs with respect to the Initial Test Well (subject to Section 1.2) and, if applicable, the Second Test Well on a “heads-up” basis (i.e., Participant paying 50% and Owners paying 50%). The costs for any subsequent wells drilled on the Leases within any area covered by the Operating Agreement will be allocated and paid in accordance with the provisions of the Operating Agreement. All interests of the Parties will be subject to proportionate reduction to the extent, if any, that the Leases do not cover 100% of the mineral interests in the underlying lands covered by the Leases. All elections under the Operating Agreement with respect to the drilling and completing of all subsequent wells after the Initial Test Well and any Second Test Well shall be on an “all in or all out basis” within the Initial Prospect Area, any Second Prospect Area and, if Participant elects Option A or C, any contractual drilling units (“Drilling Units”) established for such subsequent wells in accordance with this Section 3.2. If Participant elects Option A or C, the Parties agree that a Drilling Unit will be established for each such subsequent well (except for a well drilled in a pre-existing Drilling Unit) drilled on the Leases and any other leases in which the Parties own working interests subject to the Operating Agreement (collectively, the “Operating Agreement Leases”), that the size of each of the Drilling Units will be 5,760 acres, or as close to 5,760 acres as is reasonably possible, and that each Drilling Unit shall consist of the Operating Agreement Leases that are as contiguous as reasonably possible but only to the extent they cover the lands within the Drilling Unit. The Parties further agree that such Drilling Units will be established to permit the orderly exploration of the Operating Agreement Leases and will not necessarily conform to any federal, state, production, regulatory, proration or other units that may be established. As such subsequent wells are proposed to be drilled, Drilling Units will continue to be established from time to time, until all of the Operating Agreement Leases are included in a Drilling Unit. For any subsequent well drilled in the Initial Prospect Area or the Second Prospect Area, the Drilling Unit for such well for the purposes of this Section 3.2 will be the Initial Prospect Area or the Second Prospect Area, as applicable. If any of Roxanna, Matador or Participant elects not to participate in the drilling or completion of any subsequent well that is subject to the Operating Agreement, such non-participating Party shall relinquish all of its working interests in all of the Operating Agreement Leases to the extent they cover lands within the Drilling Unit in which the subsequent well is located, including all rights to such subsequent well and the production therefrom, less and except all of such Party’s working interest in such Operating Agreement Leases to the extent they cover lands within any governmental proration unit or units associated with any other wells then existing within such Drilling Unit in which such non-participating Party has participated (such relinquished working interests are referred to as the “Remaining Working Interest”). Within 30 days following its election not to participate, such non-

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participating Party shall execute and deliver to the participating working interest owners an assignment of all of such Party’s Remaining Working Interest, if any, in the Drilling Unit in which the well is located.

3.3 Area Covered by Operating Agreement. The area covered by the Operating Agreement will be (a) initially the Initial Prospect Area, and (b) if and after Participant timely elects Option B, then in addition the Second Prospect Area, and (c) if and after Participant timely elects Option A or Option C and consummates the purchase of an interest in the remaining Leases, thereafter the lands covered by the Leases and by any other oil and gas leases in which Owners and Participant acquire an interest pursuant to the AMI (as defined below). The Operating Agreement will cover all depths owned by Owners and Participant in the Leases and other leases acquired in the future to the extent they cover lands in the foregoing area.

3.4 Conflicts with Operating Agreement. In the event of any conflict between the terms of the Operating Agreement and the terms of this Agreement, the terms of this Agreement will control as between the Parties.

3.5 Area of Mutual Interest. The parties agree that an area of mutual interest (“AMI”) shall exist within the boundary of the area as outlined on Exhibit G attached hereto. While the AMI exists and during the period prior to the date when Participant elects Option A or Option C and consummates the purchase of an interest in the remaining Leases, (i) each of Participant and AllianceBernstein agrees that Owners will have the right, but not the obligation, to acquire at cost 50% of any interest in any oil and gas lease Participant or AllianceBernstein directly or indirectly acquires within the AMI, and (ii) Matador, Roxanna, ROI and MRC agree that any oil and gas lease acquired directly or indirectly by them within the AMI shall become part of and added to the Leases described on Exhibit A attached hereto for all purposes of this Agreement; provided, however, that the obligations in this clause (ii) of Matador, Roxanna, ROI and MRC will nevertheless terminate (a) at the end of the Initial Election Period unless Participant has timely exercised Option A or Option B or (b) at the end of the Second Election Period unless Participant has timely exercised Option C and, in either case of (a) or (b), Participant has subsequently complied with its payment obligations regarding the Second Test Well (if Option B was exercised) and its purchase of an interest in the remaining Leases (if Option A or Option C was exercised). If and after Participant timely elects Option A or Option C and consummates the purchase of an interest in the remaining Leases, each of Participant, on the one hand, and Owners, on the other hand, will have the right, but not the obligation, to acquire at cost their respective working interest shares (based on the amount of working interest acquired by Participant pursuant to the exercise of such option) in all interests that may thereafter be renewed or acquired by any of the Parties, directly or indirectly, in any oil and gas lease located within the AMI. If a Party intends to participate in a Federal or State auction of leases in the AMI, such Party shall notify the other Parties in writing at least 15 days before such sale. The AMI will exist for a term of 10 years from the date of this Agreement. Roxanna will be entitled to a proportionately reduced 2.5% of 8/8ths overriding royalty interest in all interests that may be renewed or acquired by any of the Parties, directly or indirectly, in any oil and gas lease located within the AMI. If any Lease (or pooled unit associated with any Lease) is producing or in its primary term or being extended by continuous drilling provisions at the end of the 10-year period, the terms of the AMI will extend beyond the 10-year period only as to such Lease(s) and the lands covered thereby until: (i) the end of its or their primary term; or (ii) operations pursuant to the continuous drilling provisions have ceased and the continuous drilling provisions

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are no longer in effect; or (iii) a Lease, or the pooled unit associated with such Lease(s), ceases to produce in commercial quantities, as the case may be. Alternatively, the Parties may elect to terminate the AMI at any time upon their mutual agreement.

ARTICLE IV.

Representations and Warranties of Matador, MRC and Operator

Each of Matador, MRC and Operator (each “Matador Entity”), jointly and severally, hereby represents and warrants to Roxanna, ROI, Participant and AllianceBernstein that the statements contained in this Article IV are true and correct as of the date hereof.

4.1 Existence and Qualification. Each Matador Entity is duly incorporated, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to own, lease and otherwise hold and operate its properties and to carry on its business as it is now being conducted. Each of Matador and Operator is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

4.2 Authority Relative to this Agreement. Each Matador Entity has the corporate power, capacity and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Matador Entity, and the consummation by each Matador Entity of the transactions contemplated hereby have been validly authorized by each Matador Entity, and no other action on the part of any Matador Entity is necessary to validly authorize such transactions. This Agreement has been duly and validly executed and delivered by each Matador Entity and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes the legal, valid and binding obligation of each Matador Entity, enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar proceeding affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity.

4.3 No Conflicts. The execution and delivery of this Agreement and the other documents contemplated hereby, the consummation of the transactions contemplated hereunder, and the fulfillment of and compliance with the terms and conditions hereof and thereof will not violate, breach or be in conflict with: (i) any material provision of the governing documents of any Matador Entity; (ii) any material provision of any agreement or instrument to which any Matador Entity is a party, or by which any Matador Entity or any of the Leases is bound; or (iii) any judgment, decree, order, statute, rule or regulation applicable to any Matador Entity, except for consents and approvals of governmental authorities customarily obtained subsequent to a transfer of title.

4.4 Record Title. Matador owns record title to the Leases.

4.5 Liability for Brokers’ Fees. No Matador Entity has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated hereunder for which Participant or AllianceBernstein shall have any responsibility whatsoever.

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4.6 No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by, or to the actual knowledge of any Matador Entity, threatened against any Matador Entity or any of their respective affiliates.

4.7 Taxes. No taxes, assessments, or obligations relating thereto (including any interest, fines, penalties or additions to taxes or assessments), pertaining to the Leases based on ownership of such properties for all taxable periods prior to the taxable period in which the date hereof occurs are due or assessable. All returns with respect to such taxes, assessments or obligations that are required to be filed by the owner of the Leases have been filed or will be filed within the applicable time periods, including any lawful extension of such time periods. No audit, litigation or other proceeding with respect to such taxes, assessments or obligations has been commenced or is presently pending. No income taxes, or obligations relating thereto (including any interest, fines, penalties or additions to taxes), are due or assessable which could result in a lien or other claim against any of the Leases.

4.8 Encumbrances. Other than the 2.5% of 8/8ths proportionate overriding royalty interest assigned to Roxanna, Matador has not granted and will not grant any overriding royalty interests, net profits interests, production payments or other burdens on production with respect to the Leases.

4.9 Production. No Matador Entity has entered into any contract committing any production from the Leases, or dedicating any of such acreage, to any particular purchaser.

4.10 Litigation. There is no action, suit, inquiry, claim, investigation or other proceeding pending or, to the actual knowledge of any Matador Entity, threatened against or affecting any Matador Entity or any of the Leases before any federal, state or other governmental court or agency, or before any arbitrator, (i) in which an adverse decision could, either in any single case or in the aggregate, have a material adverse effect on ownership, operation or environmental condition of the Leases or (ii) that impedes or is likely to impede any Matador Entity’s ability to consummate the transactions contemplated hereunder, prevents assumption of the liabilities to be assumed by any Matador Entity under this Agreement or limits any Matador Entity’s ability to develop the Leases.

4.11 Environment. To the actual knowledge of any Matador Entity, there has been no contamination of groundwater, surface water or soil on the Leases resulting from oil and gas operations conducted by any Matador Entity, which required remediation between the date of acquisition of the Leases and the date of this Agreement under applicable Environmental Laws but which has not been remediated. “Environmental Laws” means, as the same have been amended to the date hereof, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, and all similar Laws as of the date hereof of any governmental authority having jurisdiction over the property in question addressing pollution or protection of the environment or biological or cultural resources and all regulations implementing the foregoing.

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4.12 Leases. To the actual knowledge of any Matador Entity, all bonuses, rentals, other payments or obligations due under the Leases have been properly and timely paid. There is no material default under any of the Leases to the extent they are included in the Initial Prospect Area, and to the actual knowledge of any Matador Entity, there is no material default under any of the Leases to the extent they are not included in the Initial Prospect Area. No Matador Entity has received written notice from a lessor of any requirements or demands to drill additional wells on any of the Leases, which requirements or demands have not been resolved.

4.13 Preferential Rights to Purchase and Areas of Mutual Interest. There are no preferential rights to purchase or area of mutual interest obligations which entitle any third party to receive a portion of Matador’s interest in the Leases, either upon consummation of the transactions contemplated by this Agreement or otherwise.

4.14 Third-Party Consents. To the actual knowledge of Matador, there are no third-party consents required for Matador’s assignment of the Leases to Participant except those typically required on Federal and State leases and those set forth on Schedule 4.14 attached hereto. To the extent that any consents may be required, Matador shall use commercially reasonable efforts to obtain such consents in connection with any assignment of the Leases.

4.15 No Operations. No Matador Entity has conducted any physical oil and gas exploration, development or production operations on any of the Leases.

ARTICLE V.

Representations and Warranties of ROI and Roxanna

Each of Roxanna and ROI (each “Roxanna Entity”) hereby represents and warrants to each Matador Entity, Participant and AllianceBernstein that the statements contained in this Article V are true and correct as of the date hereof.

5.1 Existence and Qualification. Each Roxanna Entity is duly incorporated or formed, validly existing and in good standing under the laws of the State of Texas and has all requisite entity power and authority to own, lease and otherwise hold and operate its properties and to carry on its business as it is now being conducted. Each Roxanna Entity is duly qualified or licensed as a foreign corporation or limited liability company to do business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

5.2 Authority Relative to this Agreement. Each Roxanna Entity has the entity power, capacity and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Roxanna Entity, and the consummation by each Roxanna Entity of the transactions contemplated hereby have been validly authorized by each Roxanna Entity, and no other action on the part of any Roxanna Entity is necessary to validly authorize such transactions. This Agreement has been duly and validly executed and delivered by each Roxanna Entity and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes the legal, valid and binding obligation of each Roxanna Entity, enforceable against each of them

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in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar proceeding affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity.

5.3 No Conflicts. The execution and delivery of this Agreement and the other documents contemplated hereby, the consummation of the transactions contemplated hereunder, and the fulfillment of and compliance with the terms and conditions hereof and thereof will not violate, breach or be in conflict with: (i) any material provision of the governing documents of any Roxanna Entity; (ii) any material provision of any agreement or instrument to which any Roxanna Entity is a party, or by which any Roxanna Entity or any of the Leases is bound; or (iii) any judgment, decree, order, statute, rule or regulation applicable to any Roxanna Entity, except for consents and approvals customarily obtained in connection with or subsequent to a transfer of title.

5.4 Liability for Brokers’ Fees. No Roxanna Entity has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated hereunder for which Participant, AllianceBernstein or any Matador Entity shall have any responsibility whatsoever.

5.5 No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by, or to the actual knowledge of any Roxanna Entity, threatened against any Roxanna Entity or any of their respective affiliates.

5.6 Taxes. No taxes, assessments, or obligations relating thereto (including any interest, fines, penalties or additions to taxes or assessments), pertaining to the Leases based on ownership of such properties for all taxable periods prior to the taxable period in which the date hereof occurs are due or assessable. All returns with respect to such taxes, assessments or obligations that are required to be filed by the owner of the Leases have been filed or will be filed within the applicable time periods, including any lawful extension of such time periods. No audit, litigation or other proceeding with respect to such taxes, assessments or obligations has been commenced or is presently pending. No income taxes, or obligations relating thereto (including any interest, fines, penalties or additions to taxes), are due or assessable which could result in a lien or other claim against any of the Leases.

5.7 Encumbrances. No Roxanna Entity has granted or will grant any overriding royalty interests, net profits interests, production payments or other burdens on production with respect to the Leases.

5.8 Production. No Roxanna Entity has not entered into any contract committing any production from the Leases, or dedicating any of such acreage, to any particular purchaser.

5.9 Litigation. There is no action, suit, inquiry, claim, investigation or other proceeding pending or, to the actual knowledge of any Roxanna Entity, threatened against the Leases or affecting any Roxanna Entity before any federal, state or other governmental court or agency, or before any arbitrator, that impedes or is likely to impede the ability of any Roxanna Entity to consummate the transactions contemplated hereunder or prevents assumption of the liabilities and obligations to be assumed by any Roxanna Entity under this Agreement.

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5.10 Leases. To the actual knowledge of any Roxanna Entity, all bonuses, rentals, other payments or obligations due under the Leases have been properly and timely paid. To the actual knowledge of any Roxanna Entity, there is no material default under any of the Leases. No Roxanna Entity has received written notice from a lessor of any requirements or demands to drill additional wells on any of the Leases, which requirements or demands have not been resolved.

5.11 Preferential Rights to Purchase and Areas of Mutual Interest. There are no preferential rights to purchase or area of mutual interest obligations which entitle any third party to receive a portion of Roxanna’s interest in the Leases, either upon consummation of the transactions contemplated by this Agreement or otherwise.

5.12 Third-Party Consents. To the actual knowledge of any Roxanna Entity, there are no third-party consents required for Matador’s assignment of the Leases to Participant except those typically required on Federal and State leases and those set forth on Schedule 4.14 attached hereto.

5.13 No Operations. No Roxanna Entity has conducted any physical oil and gas exploration, development or production operations on any of the Leases.

ARTICLE VI.

Representations and Warranties of Participant and AllianceBernstein

Each of Participant and AllianceBernstein hereby represents and warrants to each Matador Entity and each Roxanna Entity that the statements contained in this Article VI are true and correct as of the date hereof.

6.1 Existence and Qualification. Each of Participant and AllianceBernstein is duly formed, validly existing and in good standing under the laws of the State of its formation and has all requisite entity power and authority to own, lease and otherwise hold and operate properties and to carry on its business as it is now being conducted. Each of Participant and AllianceBernstein is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

6.2 Authority Relative to this Agreement. Each of Participant and AllianceBernstein has the entity power, capacity and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of Participant and AllianceBernstein, and the consummation by each of Participant and AllianceBernstein of the transactions contemplated hereby have been validly authorized by each of Participant and AllianceBernstein, and no other action on the part of Participant and AllianceBernstein is necessary to validly authorize such transactions. This Agreement has been duly and validly executed and delivered by each of Participant and AllianceBernstein and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes the legal, valid and binding obligation of each of Participant and AllianceBernstein, enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar

11

proceeding affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity.

6.3 No Conflicts. The execution and delivery of this Agreement and the other documents contemplated hereby, the consummation of the transactions contemplated hereunder, and the fulfillment of and compliance with the terms and conditions hereof and thereof will not violate, breach or be in conflict with: (i) any material provision of the governing documents of Participant and AllianceBernstein; (ii) any material provision of any agreement or instrument to which Participant and AllianceBernstein is a party, or by which Participant and AllianceBernstein or any of the Leases is bound; or (iii) any judgment, decree, order, statute, rule or regulation applicable to Participant and AllianceBernstein, except for consents and approvals customarily obtained in connection with or subsequent to a transfer of title.

6.4 BLM and State Leases. Participant is and will remain qualified to own interests in oil and gas leases in which the United States or any of the states of Utah, Wyoming or Idaho is the lessor.

6.5 Liability for Brokers’ Fees. Neither Participant nor AllianceBernstein has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transaction contemplated hereunder for which any Matador Entity or any Roxanna Entity shall have any responsibility whatsoever.

6.6 No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by, or to Participant’s or AllianceBernstein’s actual knowledge, threatened against Participant, AllianceBernstein or any of their respective affiliates.

6.7 Litigation. There is no action, suit, inquiry, claim, investigation or other proceeding pending or, to the actual knowledge of Participant or AllianceBernstein, threatened against or affecting Participant or AllianceBernstein before any federal, state or other governmental court or agency, or before any arbitrator, that impedes or is likely to impede Participant’s or AllianceBernstein’s ability to consummate the transactions contemplated hereunder or prevents assumption of the liabilities and obligations to be assumed by Participant or AllianceBernstein under this Agreement.

6.8 Investment Representation. In acquiring the Leases, Participant is acquiring such interests for its own account for investment purposes only, and not with a view to resale or distribution. Participant and AllianceBernstein recognize that such interest is speculative and involves substantial risk, and that no Matador Entity and no Roxanna Entity have made any guaranty upon which Participant or AllianceBernstein has relied concerning the possibility or probability of profit or loss as a result of Participant’s investment in the Leases.

6.9 Financial Ability. Participant and AllianceBernstein have such knowledge and experience in financial and business matters, and in oil and gas exploration projects of the type contemplated in and by this Agreement that Participant and AllianceBernstein are capable of evaluating the merits and risks of an investment in the Leases, and Participant and AllianceBernstein are not in need of the protection afforded investors by the applicable securities laws. In addition, each of Participant and AllianceBernstein is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities Act of 1933, as amended.

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ARTICLE VII.

Guarantees by MRC, ROI and AllianceBernstein

7.1 Guarantee by MRC. MRC unconditionally, absolutely and irrevocably guarantees to Participant and AllianceBernstein and to each Roxanna Entity the full payment and performance, as the case may be, of all agreements, covenants, obligations and liabilities of Matador and Operator contained in this Agreement and the Operating Agreement. As the guarantor hereunder, MRC shall be liable, jointly and severally, with Matador and Operator as regards such agreements, covenants, obligations and liabilities, and hereby waives any requirement, substantive or procedural, that AllianceBernstein, Participant or any Roxanna Entity first enforce rights or remedies against Matador or Operator or any other person liable to AllianceBernstein, Participant or any Roxanna Entity for all or any part of the guaranteed obligations, including that a judgment first be rendered against Matador or Operator or that Matador, Operator or such other person should be joined in such cause of action against MRC.

7.2 Guarantee by AllianceBernstein. AllianceBernstein unconditionally, absolutely and irrevocably guarantees to each Matador Entity and each Roxanna Entity the full payment and performance, as the case may be, of all agreements, covenants, obligations and liabilities of Participant contained in this Agreement and the Operating Agreement. As the guarantor hereunder, AllianceBernstein shall be liable, jointly and severally, with Participant as regards such agreements, covenants, obligations and liabilities, and AllianceBernstein hereby waives any requirement, substantive or procedural, that any Matador Entity or Roxanna Entity first enforce rights or remedies against Participant or any other person liable to any of them for all or any part of the guaranteed obligations, including that a judgment first be rendered against Participant or that Participant or such other person should be joined in such cause of action against AllianceBernstein.

7.3 Guarantee by ROI. ROI unconditionally, absolutely and irrevocably guarantees to each Matador Entity, Participant and AllianceBernstein the full payment and performance, as the case may be, of all agreements, covenants, obligations and liabilities of Roxanna contained in this Agreement and the Operating Agreement. As the guarantor hereunder, ROI shall be liable, jointly and severally, with Roxanna as regards such agreements, covenants, obligations and liabilities, and ROI hereby waives any requirement, substantive or procedural, that any Matador Entity, Participant or AllianceBernstein first enforce rights or remedies against Roxanna or any other person liable to any of them for all or any part of the guaranteed obligations, including that a judgment first be rendered against Roxanna or that Roxanna or such other person should be joined in such cause of action against ROI.

ARTICLE VIII.

Tax Matters

8.1 Tax Partnership. The Parties intend and expect that the transactions contemplated by this Agreement, the Operating Agreement and any associated agreements, taken together, will

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be treated, for purposes of federal income taxation and for purposes of certain state income tax laws that incorporate or follow federal income tax principles, as resulting in (a) the creation of a partnership (the “Tax Partnership”) in which Participant and the Owners are treated as partners, with the Tax Partnership being treated for tax purposes as holding equitable title to, and engaging in all activities of the Parties with respect to, the Leases insofar as they cover the Initial Prospect Area and, if Participant elects Option B, the Second Prospect Area, (b) a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Initial Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 1.2 of the Participation Agreement in exchange for a 50% interest in the Tax Partnership, (c) if Participant elects Option B, a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Second Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 2.3 of the Participation Agreement, and (d) the realization by the Tax Partnership of all items of income or gain and the incurrence by the Tax Partnership of all items of costs or expenses attributable to the ownership, operation or disposition of the Leases insofar as they cover the Initial Prospect Area and, if Participant elects Option B, the Second Prospect Area, notwithstanding that such items are realized, paid or incurred by the Parties individually. The governing terms and conditions of the Tax Partnership are set forth in Exhibit H hereto.

8.2 Tax Information. Operator shall provide each of the other Parties, in a timely manner and at each other Party’s sole expense, with information with respect to activities and operations under this Agreement and the Operating Agreement as such other Party may reasonably request for preparation of its tax returns or responding to any audit or tax proceeding with respect to taxes.

8.3 Responsibility for Taxes. Each Party shall be responsible for reporting and discharging its own tax measured by the income of the Party and the satisfaction of such Party’s share of all contract obligations under this Agreement and the Operating Agreement. Each Party shall protect, defend, and indemnify each other Party from and against any and all losses, costs, and liabilities arising from the indemnifying Party’s failure or refusal to report and discharge such taxes or satisfy such obligations.

ARTICLE IX.

Miscellaneous

9.1 Several Liability; Relationship of Parties. The rights, duties, obligations and liabilities of Operator, Matador, Roxanna and Participant hereunder will be several, not joint or collective. It is not the purpose or intention of this Agreement to create any mining partnership, commercial partnership or other partnership relation other than the Tax Partnership created pursuant to Section 8.1.

9.2 Access to Documents. Owners agree, upon reasonable request by Participant, to furnish copies of Leases, instruments, title opinions and other related data contained in its files relating to the Leases. Owners, MRC, ROI and Operator make no representation as to the accuracy or reliability of any information or data furnished to Participant or AllianceBernstein and assumes no responsibility with respect thereto.

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9.3 Title Failures. If, on or before the date of the execution and delivery of the Assignment to Participant of the Initial Earned Interest in accordance with Section 1.4 or the execution and delivery of the Assignment to Participant of the Second Earned Interest in accordance with Section 2.4, any of the Leases that would otherwise be included in such Assignment has terminated because of the expiration of its primary term or other title failure, Matador will substitute for the terminated Lease in the Assignment another Lease that is contiguous, or as near to contiguous as is practicable, to the Initial Prospect Area or Second Prospect Area, as applicable, and that is in full force and effect so that the revised Initial Prospect Area or Second Prospect Area, as applicable, containing the substitute Lease (or portion thereof that is assigned) continues to cover 5,760 gross acres. If, on or before the date of the execution and delivery of the Assignment to Participant of Participant’s working interest in the balance of the Leases pursuant to Section 2.1 or 2.5, any of the Leases that would otherwise be included in such Assignment has terminated because of the expiration of its primary term or other title failure, such terminated Lease will be excluded from such Assignment, and Participant will not be obligated to pay any purchase price with respect to such terminated Leases. Participant and AllianceBernstein acknowledge and agree that Owners and Operator have no obligation to extend or renew any Lease that may terminate due to expiration of its primary term. The foregoing obligations of Matador in this Section 9.3 represent the sole rights and remedies of Participant and AllianceBernstein under this Agreement with respect to any Lease that has terminated because of the expiration of its primary term or other title failure prior to the execution and delivery by Matador of an Assignment to Participant of an interest in such Lease. After execution and delivery of any of the foregoing Assignments to Participant, renewals and extensions of the Leases covered by such Assignments will be governed by the terms of the Operating Agreement. Should Matador elect to extend or renew any Lease that may terminate due to expiration of its primary term prior to Participant’s election of Option A or Option C hereunder, Matador may, in its sole discretion, offer Participant the right to participate for up to a 50% working interest in such extension or renewal of said Lease. Should Participant elect to participate in such extension or renewal and pay its share of the costs thereof, Participant will be assigned its working interest in said Lease within 30 days of the Lease renewal or extension and payment of its share of the costs and will have no further obligation to acquire said Lease under the terms outlined in this Agreement pursuant to Participant’s election of Option A or Option C hereunder. Should Participant decline to participate in such extension or renewal of said Lease, Matador retains the right, but not the obligation under this Agreement, to offer and assign said Lease to Participant pursuant to Participant’s election of Option A or Option C hereunder.

9.4 Amendment and Waiver. This Agreement may be amended, modified, changed, altered or supplemented only by written instrument duly executed by the Parties specifically for such purpose and which specifically refers to this Agreement. Neither the waiver by any of the Parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any Party hereto, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

9.5 Notices. Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other party as follows:

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If to ROI or Roxanna:

c/o Roxanna Oil, Inc.

952 Echo Lane, Suite 364

Houston, TX 77024

ATTN: Julie Garvin, President

If to MRC, Matador or Operator:

c/o Matador Resources Company

One Lincoln Centre

5400 LBJ Freeway, Suite 1500

Dallas, Texas 75240

ATTN: Joseph Wm. Foran, President

If to AllianceBernstein or Participant:

c/o AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

ATTN:

or at such other address as may be designated in writing to the other Parties. Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, and shall be deemed served or delivered to the addressee when received at the address for notice specified above when hand delivered, on the first business day after being sent when sent by overnight delivery service, or three (3) United States Postal Service business days after deposit in the mail when sent by U.S. mail.

9.6 Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. The rights and obligations of any Party under this Agreement may be assigned, in whole or in part, by a written assignment delivered to the other Parties.

9.7 Further Assurances. The parties agree to execute such other and further instruments and other documents as are reasonably necessary to carry out the commercial purposes of this Agreement.

9.8 Entire Agreement. This Agreement including the Exhibits attached hereto constitutes the entire Agreement between the Parties with respect to the subject matter hereof, superseding all prior discussions, agreements, and understandings relating to the subject matter, including the Letter of Intent dated March 30, 2010 among MRC, ROI and AllianceBernstein, which Letter of Intent is hereby terminated. Nothing in this Agreement, express or implied, is intended to confer upon any third party, other than the Parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

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9.9 Severability. If any part or portion of this Agreement is held to be invalid, such invalidity of any such part or portion will not affect any remaining part or portion hereof.

9.10 Arbitration of Disputes. Before any claim may be made or submitted to arbitration by any Party concerning an alleged breach of any provision of this Agreement by another Party, the first Party must provide reasonable notice to the second Party of the alleged breach, and the second Party will be allowed a reasonable opportunity to cure such breach. The Parties agree that any and all controversies or claims arising out of or relating to this Agreement, including but not limited to disputes over drilling or completion operations, must be submitted to final and binding 30-day arbitration in Dallas, Texas pursuant to the Commercial Rules of the American Arbitration Association as in effect from time to time, except in the instance where such rules conflict with the provisions hereof. The Parties further agree that in the absence of a governing provision, the arbitration panel is authorized to supply or to decide “reasonable terms” to carry out the purpose of this Agreement, including any modification or change to any existing provision that conflicts or impedes the principal purpose of this Agreement. The decision by a majority of the arbitrators will be reduced to writing and will be final, binding and conclusive; in addition, the right to contest the determination will cease and terminate and be of no further force and effect. Judgment upon any award made by the arbitrators may be enforced in any court having jurisdiction over the person or the assets of the Party against whom the award is made. The Parties agree that any Party requesting arbitration of any Dispute under this Section must give formal written notice of the Party’s demand for arbitration (“Arbitration Notice”). There will be three arbitrators, one to be chosen by Owners, one to be chosen by Participant and the third arbitrator to be selected by the two arbitrators so chosen. The Parties will select their respective arbitrators within five (5) days following receipt of the Arbitration Notice, and the two arbitrators will select the third arbitrator within five (5) days following his appointment. If a Party or the arbitrators fails or refuses to timely select an arbitrator, only the arbitrators selected will serve as the arbitrators hereunder. The Parties further agree that each Party may be represented by counsel in any proceeding under this Section, and that all expenses and fees, including attorneys fees, reasonably incurred in connection with any proceeding under this Section will be paid by the non-prevailing party (as determined by the arbitrators). The arbitrators will have thirty (30) days from the date of the last arbitrator’s selection to render a decision. Each Party to this Agreement consents, on behalf of itself and its successors and assigns, to such binding arbitration in accordance with the terms of this Section. Furthermore, the Parties agree that venue will reside in Dallas, Texas for all purposes. The duty to arbitrate will survive the termination of this Agreement.

9.11 Representations and Warranties. The representations and warranties of the Parties in Sections 4.1, 4.2, 4.3, 5.1, 5.2, 5.3, 6.1, 6.2 and 6.3 shall survive the date hereof without time limit. All other representations and warranties of the Parties shall expire automatically upon the second anniversary of the date hereof, and no claim may be made with respect to a breach of such representations after the expiration thereof. Notwithstanding the foregoing, the expiration of the representations shall not affect Matador’s special warranty of title in any Assignment.

9.12 LIMITATION OF LIABILITY. NONE OF THE PARTIES WILL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE. THE PARTIES INTEND THAT THE LIMITATIONS UNDER THIS SECTION IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE

17

CAUSE OR CAUSES RELATED THERETO, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OR STRICT LIABILITY OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. PARTICIPANT AND ALLIANCEBERNSTEIN ACKNOWLEDGE THAT OWNERS, OPERATOR, ROI AND MRC HAVE NOT MADE, AND OWNERS, OPERATOR, ROI AND MRC HEREBY EXPRESSLY DISCLAIM AND NEGATE, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (i) THE PRESENCE OF, OR THE QUALITY, QUANTITY OR VOLUME OF, THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE LEASES AND THE LANDS COVERED THEREBY, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO PARTICIPANT OR ALLIANCEBERNSTEIN BY OR ON BEHALF OF OWNERS, OPERATOR, ROI OR MRC, OR (c) THE ENVIRONMENTAL CONDITION OF THE LANDS COVERED BY THE LEASES.

9.13 Headings for Convenience. All the captions, numbering sequences, section and paragraph headings used in this Agreement are inserted for convenience only and shall in no way define, limit or describe the scope or intent of this Agreement or any part thereof; nor have any legal effect other than to aid a reasonable interpretation of this Agreement.

9.14 Independent Representation. Each Party has had the benefit of independent representation with respect to the subject matter of this Agreement. This Agreement, though drawn by one Party, shall be construed fairly and reasonably and not more strictly against one Party than another.

9.15 Costs and Expenses. Unless agreed otherwise in writing, each Party will pay its own costs and expenses incurred in connection with the negotiation and preparation of this Agreement and any related discussions and due diligence.

9.16 Filing. Once an Assignment has been fully executed by the Parties, Matador shall submit such Assignment, at the cost of the Joint Account (as defined in the Operating Agreement), to the proper agency or county for approval or recording.

9.17 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or email transmission of copies of executed counterparts), each of which, when so executed and delivered, shall be an original, and all of which counterparts together shall constitute one and the same fully executed instrument.

9.18 Governing Law. This Agreement shall be interpreted and governed by the laws of the State of Texas without application of any conflict of laws rules or principles that might apply the laws of another state.

9.19 Statute of Frauds. The Parties agree and stipulate that the descriptions of the Initial Prospect Area, the Second Prospect Area or other units which may be formed for the Initial Test Well, the Second Test Well or other wells drilled hereunder and all Exhibits attached hereto shall be sufficient for all purposes including the Statute of Frauds.

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9.20 Proportionate Reduction. All interests will be proportionately reduced if any Lease does not cover the full mineral estate in the leased premises.

[Remainder of the Page Intentionally Left Blank.

Signature Pages to Follow.]

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This Agreement when executed by the undersigned is made effective this 14th day of May, 2010.

MATADOR RESOURCES COMPANY

By:	/s/ Joseph Wm. Foran
Name: Joseph Wm. Foran
Title: Chairman, President & CEO

MATADOR PRODUCTION COMPANY

By:	/s/ Joseph Wm. Foran
Name: Joseph Wm. Foran
Title: Chairman, President & CEO

MRC ROCKIES COMPANY

By:	/s/ Joseph Wm. Foran
Name: Joseph Wm. Foran
Title: Chairman, President & CEO

ROXANNA OIL, INC.

By:	/s/ Julia A. Garvin
Name: Julia A. Garvin
Title: President

ROXANNA ROCKY MOUNTAINS, LLC

By:	/s/ Julia A. Garvin
Name: Julia A. Garvin
Title: President

20

ALLIANCEBERNSTEIN, L.P.

By:	/s/ Laurence E. Cranch
Name: Laurence E. Cranch
Title: General Counsel

ALLIANCE CAPITAL REAL ESTATE, INC.

By:	/s/ Laurence E. Cranch
Name: Laurence E. Cranch
Title: General Counsel

21

Schedule 4.14

1. None

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Exhibit A

Lease No:	88811-F-0001-00
Lessor:	Roy Hawks and Greg Hawks
Lessee:	MRC Rockies Company
Lease Date:	08/06/2007
Gross Acres:	1280.0000
Recording Info:	08/27/2007, Entry 199220
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SECS 07,08,17,18,20,21 - 1,280.00 acs more or less being described as follows:
Section 7 - SE/4
Section 8 - N/2 SW/4, SW/4 SW/4
Section 17 - W/2, W/2 SE/4
Section 18 - N/2 NE/4, SE/4 NE/4, E/2 SE/4
Section 20 - NE/4 NW/4, NW/4 NE/4, W/2 SE/4, SE/4 SE/4
Section 21 - SW/4, NW/4 SE/4

Lease No:	88811-F-0002-00
Lessor:	Greg Hawks
Lessee:	MRC Rockies Company
Lease Date:	08/08/2007
Gross Acres:	95.0000
Recording Info:	08/27/2007, Entry 199221
State:	Idaho
County:	Bear Lake
Legal Description:

T-15-S, R-45-E, SECS 13, 24 - 40.00 acs more or less being the NW/4 SW/4; Section 13; and 55.00 acs more or less in Sections 13 and 24, described as beginning at the NW/corner of the SW/4 SW/4 of said Section 24, thence Northeasterly in a straight line to the NE/corner of the SW/4 SW/4 of said Section 13, thence West 1,320 feet to the Point of Beginning, LESS AND EXCEPT that portion lying within the SW/4 NW/4 of said Section 24

Lease No:	88811-F-0003-01
Lessor:	Kerry and Verna Rae Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	520.0000
Recording Info:	06/12/2007, Entry 198502
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 23 - 160.00 acs being the SE/4 SE/4, E/2 SW/4, SE/4 NW/4

T-16-S, R-45-E, SEC 26 - 360.00 acs being the NE/4 NW/4, NE/4 and SE/4

Lease No:	88811-F-0003-02
Lessor:	DeLoy and Mary Lin Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	520.0000
Recording Info:	06/12/2007, Entry 198503
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 23 - 160.00 acs being the SE/4 SE/4, E/2 SW/4, SE/4 NW/4

T-16-S, R-45-E, SEC 26 - 360.00 acs being the NE/4 NW/4, NE/4 and SE/4

Exhibit A

Lease No:	88811-F-0004-01
Lessor:	DeMar Romrell and Darlene Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	2363.9200
Recording Info:	06/12/2007, Entry 198504
State:	Idaho
County:	Bear Lake
Legal Description:

T-15-S, R-45-E, SEC 12 - 134.00 acs being the N/2 SE/4, and all of that portion of the NE/4 NE/4, S/2 NE/4 lying South of the Southerly right-of-way line of the Union Pacific Railroad as presently located

15S45E12 - 80.00 acs being the S/2 SE/4
15S45E13 - 85.74 acs being the N/2 NE/4
15S45E13 - 40.00 acs being the SE/4 SE/4
15S45E24 - 80.00 acs being the S/2 NE/4
16S45E11 - 40.00 acs being the NE/4 NE/4
16S45E13 - 320.00 acs being the SE/4 SW/4, S/2 SE/4, NE/4 SE/4 and S/2 N/2
16S45E24 - 360.00 acs being the NE/4, N/2 SE/4, S/2 NW/4 and NE/4 NW/4
16S45E25 - 440.00 acs being the S/2, S/2 NE/4 and SE/4 NW/4
15S46E07 - 258.25 acs being Lots 1, 2, 3, SE/4 NW/4, E/2 SW/4, S/2 NE/4 NW/4 , Except Tract #6070
15S46E07 - 20.70 acs being Tract #5542 (located ni the NW/4)
15S46E18 - 119.95 acs being Lot 3, SW/4 SE/4 and SE/4 SW/4
15S46E19 - 80.00 acs being the N/2 NE/4
16S46E19 - 143.95 acs being Lots 3, 4, E/2 SW/4
16S46E30 - 161.33 acs being Lots 3, 4, 5 and 6

Lease No:	88811-F-0005-01
Lessor:	Teichert Brothers LLC
Lessee:	MRC Rockies Company
Lease Date:	06/06/2007
Gross Acres:	1195.4600
Recording Info:	07/10/2007, Entry 198789
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SECS 19,20,28,29,30 - 1,195.46 acs described as follows:
SEC 19 - 280.00 acs being the S/2 NE/4, SE/4, SE/4 NW/4
SEC 20 - 240.00 acs being SW/4 and S/2 NW/4
SEC 28 - 130.70 acs being Lot 3 (40.00), Lot 4 (40.00), Lot 5 (50.70)
SEC 29 - 283.22 acs being Lot 1 (40.00), Lot 2 (40.00), Lot 5 (50.83), Lot 8 (50.81), Lot 7 (50.79), Lot 8 (50.77)
SEC 29 - 80.00 acs being Lot 3 (40.00) and Lot 4 (40.00)
SEC 30 - 101.54 acs being Lot 7 (50.74), Lot 8 (50.80)
SEC 30 - 80.00 acs being Lot 1 (40.00) and Lot 2 (40.00)

Lease No:	88811-F-0006-00
Lessor:	Hawks & Son, a General Partnership
Lessee:	MRC Rockies Company
Lease Date:	07/18/2007
Gross Acres:	4319.7400
Recording Info:	08/07/2007, Entry 199054
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E, SECS 02,03,04,05,06,07 & 08 - 1,314.21 acs being described as follows:
Section 2 - Lot 1 (39.41), Lot 2 (32.56), Lot 3 (49.25)
Section 3 - Lot 1 (32.02), Lot 3 (33.09), S/2 NE/4, NE/4 SE/4
Section 4 - S/2 NW/4, N/2 SW/4, N/2 SE/4, SE/4 SE/4
Section 5 - Lot 1 (37.45), SE/4 SW/4, NW/4 SE/4, S/2 SE/4, SE/4 NE/4, SW/4 NW/4, N/2 SW/4
Section 6 - SE/4, S/2 NE/4
Section 7 - NE/4 NE/4
Section 8 - NW/4 NW/4

T-14-S, R-46-E, SECS 21,22 - 660.00 acs being the E/2 E/2 and SW/4 SE/4 of Section 21; and the W/2 W/2, E/2 NW/4, W/2 NE/4, NW/4 SE/4, NE/4 SW/4 and Tract 2560 (66.00 acs) of Section 22

Exhibit A

T-14-S, R-46-E, SECS 27,28 - 819.53 acs being the NW/4 NW/4, NW/4 SW/4, NE/4 SW/4, SE/4 NW/4, W/2 SE/4, SE/4 SW/4, (SW/4 NW/4 LESS AND EXCEPT Tract 4217; 0.47 acs), SW/4 NE/4 LESS AND EXCEPT Tract 438; 20.00 ac) of Section 27; and the NW/4 and E/2 of Section 28

T-14-S, R-46-E, SECS 29,32 - 840.00 acs being the E/2, E/2 W/2, SW/4 SW/4 of Section 29; and NW/4, W/2 NE/4, N/2 SW/4 of Section 32

T-14-S, R-46-E, SECS 33,34 - 680.00 acs being the N/2 NE/4, SE/4 NE/4, NE/4 SE/4 of Section 33; and NE/4, NE/4 NW/4, SW/4 NW/4, SW/4, N/2 SE/4 and SW/4 SE/4 of Section 34

Lease No:	88811-F-0007-00
Lessor:	H & B Land Company
Lessee:	MRC Rockies Company
Lease Date:	07/06/2007
Gross Acres:	920.0000
Recording Info:	09/24/2007, Entry 199482
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SECS 15,21,22,23,28,29 - 920.00 acs more particularly described as follows:
Section 15 - 40.00 acs being the SE/4 SE/4
Section 21 - 280.00 acs being the SW/4, W/2 SE/4 and NE/4 SE/4
Section 22 - 80.00 acs being the E/2 NE/4
Section 23 - 120.00 acs being the SW/4 NW/4 and W/2 SW/4
Section 28 - 280.00 acs being the NW/4, W/2 NE/4 and NW/4 SW/4
Section 29 - 120.00 acs being the E/2 NE/4 and NE/4 SE/4

Lease No:	88811-F-0008-01
Lessor:	Hawks & Son, a General Partnership
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/09/2007, Entry 199620
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NW/4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Exhibit A

Lease No:	88811-F-0008-02
Lessor:	Lillian E Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/09/2007, Entry 199619
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NW/4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0008-03
Lessor:	Thomas S Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199552
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Exhibit A

Lease No:	88811-F-0008-04
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199553
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0008-05
Lessor:	Julienne Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199554
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

Exhibit A

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0009-00
Lessor:	MJM Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	01/07/2008
Gross Acres:	882.8850
Recording Info:	02/04/2008, Entry 200603
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-46-E, SECS 22,23,26,27,34,35

Section 22: E/2 E/2 LESS AND EXCEPT: A parcel of land situated in the S/2 SE/4 of Section 22, Township 14 South, Range 46 East of the Boise Meridian, in Bear Lake
County, Idaho, bounded and described as follows:

Commencing at the Southeast Corner of Section 22; and running thence North along the East Line of said Section 22 a distance of 411.00 feet, more or less, to a point in the centerline of the main track of the Oregon Short Line Railroad Company as now constructed and operated; thence Northwesterly along said centerline of main track, which is a straight line forming an angle of 68°36 from North to Northwest with said East Line of Section a distance of 693.96 feet, to Railroad Survey Station 4900+53.76; thence Southwesterly along a straight line which deflects an angle of 24°55’O8” to the left from the extension of the last described straight line a distance of 237.34 feet, more or less, to a point which is 100.00 feet Southwesterly, measured at right angles from said centerline of main track, said point being the TRUE POINT OF BEGINNING; thence continuing Southwesterly along the extension of the last described straight line a distance of 730.80 feet to an angle point; thence Northwesterly along a straight line which deflects 16°41’12” to the right from the extension of the last described straight line a distance of 730.80 feet, more or less, to a point which is 100.00 feet Southeasterly, measured at right angles from said centerline of main track; thence Northeasterly along a straight line which is parallel with and 100.00 feet Southeasterly from said centerline of main track, forming an angle of 24° 55’ 05” from the Southeast to Northeast with the last described straight line a distance of 159.09 feet to a point opposite the beginning of an increasing spiral curve in said centerline of main track which has a spiral angle of 1°40’ and four 28.00 foot chords; thence Northeasterly along a spiral curve which is concentric with and 100.00 feet Southeasterly, measured radially, from said centerline of main track and which has a long chord of 109.09 feet that deflects 0°37’10” to the right from the extension of the last described straight line a distance of 109.10 feet to the beginning of a compound curve having a radius of 1810.08 feet and which is tangent at its point of beginning to the end of said spiral curve; thence Easterly along said compound curve, concentric with and 100.00 feet Southerly, measured radially from said centerline of main track through a central angle of 29 deg 49’ 04” a distance of 942.00 feet to a point opposite the beginning of a decreasing spiral curve in said centerline of main tract which has a spiral angle of 1 deg 40’ and four 28.00 foot chords; thence Southeasterly along a spiral curve which is tangent at its point of beginning to the end of the last described curve and concentric with and 100.00 feet Southeasterly, measured radially, from said centerline of main track and which has a long chord of 109.09 feet which deflects 1 deg 2’ 30” to the right with a tangent to the end of the last described curve a distance of 109.10 feet; thence Southeasterly along a straight line, tangent to the end of the last described spiral curve and parallel with and 100.00 feet Southwesterly, measured at right angles from said centerline of main track a distance of 159.09 feet to the True Point of Beginning.

Section23: Lots 1, 2, 3 and 4.
LESS AND EXCEPT: A part of Lot 1: Beginning at the Northeast Corner of Section 23 and running thence South 00 deg 46’ 26”
East 1689.36 feet; and running thence North 43 deg 47’ 12” West 571.34 feet; thence North 31deg 07’ 26” West 665.61 feet; thence
North 19 deg 53’ 28” West 568.70 feet; thence North 89 deg 08’ 47” West 237.32 feet thence North 01 deg 58’ 01” West 168.74 feet; thence
East 1153.16 feet to the Point of Beginning.

Section 26: Lots 1,2,3 and 4

Section 27: NE/4NE/4, E/2SE/4
ALSO: Commencing at a point 1948.00 feet East from the Northwest Corner of Section 27; and running thence South 1320.00 feet; thence East 2012.00 feet; thence North 2032.00

Exhibit A

feet, more or less, to the South Boundary Line of the O.S.L. Railroad right of way; thence West 1264.00 feet; thence South 4 deg 37’ West 408.00 feet; thence Westerly 777.00 feet more or less, to the Place of Beginning.

ALSO: Commencing at a point 940.00 feet South from the Northeast Corner of the SW/4 NE /4 of Section 27, and running thence North 940.00 feet; thence West 1435.50 feet; thence South 600.00 feet; thence East 1085.00 feet; thence in a Southeasterly direction in a direct line to the Place of Beginning.

Section 34: E/2NE/4, N/2NE/4SE/4
Section 35: Lots I and 2

Lease No:	88811-S-0010-00
St/Fed Lease No:	2085
Lessor:	State of Idaho Lease #2085, acting by and through its State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	190.0000
Recording Info:	01/14/2008, Entry 200434
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E SEC 07 - 190.00 acs being the SW/4 NE/4, S/2 SE/4 NW/4, NE/4 SE/4
NW/4, NE/4 SW/4 and N/2 SE/4 of Section 7

Lease No:	88811-S-0011-00
St/Fed Lease No:	2086
Lessor:	State of Idaho Lease #2086, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200435
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88811-S-0012-00
St/Fed Lease No:	2087
Lessor:	State of Idaho Lease #2087, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200436
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E, SEC 36 - 640.00 acs being All of Section 36

Lease No:	88811-S-0013-00
St/Fed Lease No:	2088
Lessor:	State of Idaho Lease #2088, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	400.0000
Recording Info:	01/14/2008, Entry 200437
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-46-E, SEC 16 - 400.00 acs being the W/2, S/2 SE/4

Exhibit A

Lease No:	88811-S-0014-00
St/Fed Lease No:	2089
Lessor:	State of Idaho Lease #2089, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200438
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88811-S-0015-00
St/Fed Lease No:	2090
Lessor:	State of Idaho Lease #2090, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	367.0000
Recording Info:	01/14/2008, Entry 200439
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 02 - 367.00 acs being Lots 1, 2, 3, 4 and S/2 S/2 of Section 2

Lease No:	88811-S-0016-00
St/Fed Lease No:	2091
Lessor:	State of Idaho Lease #2091, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	520.0000
Recording Info:	01/14/2008, Entry 200440
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 11 - 520.00 acs being the S/2 SW/4, NW/4 SW/4, NW/4, W/2 NE/4, SE/4 NE/4, NE4 SW/4 and W/2 SE/4 of Section 11

Lease No:	88811-S-0017-00
St/Fed Lease No:	2092
Lessor:	State of Idaho Lease #2092, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	440.0000
Recording Info:	01/14/2008, Entry 200441
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 12 - 440.00 acs being the SW/4, NW/4 SE/4, S/2 SE/4 and NW/4 of Section 12

Lease No:	88811-S-0018-00
St/Fed Lease No:	2093
Lessor:	State of Idaho Lease #2093, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	320.0000
Recording Info:	01/14/2008, Entry 200442
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 13 - 320.00 acs being the N/2 N/2, W/2 SW/4, NE/4 SW/4 and NW/4 SE/4 of Section 13

Exhibit A

Lease No:	88811-S-0019-00
St/Fed Lease No:	2094
Lessor:	State of Idaho Lease #2094, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	560.0000
Recording Info:	01/14/2008, Entry 200443
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 14 - 560.00 acs being the N/2, E/2 SW/4 and SE/4 of Section 14

Lease No:	88811-S-0020-00
St/Fed Lease No:	2095
Lessor:	State of Idaho Lease #2095, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	240.0000
Recording Info:	01/14/2008, Entry 200444
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 24 - 240.00 acs being the NW/4 NW/4, SW/4 and SW/4 SE/4 of Section 24

Lease No:	88811-S-0021-00
St/Fed Lease No:	2096
Lessor:	State of Idaho Lease #2096, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	120.0000
Recording Info:	01/14/2008, Entry 200445
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 25 - 120.00 acs being the N/2 NE/4 and NE/4 NW/4

Lease No:	88811-S-0022-00
St/Fed Lease No:	2097
Lessor:	State of Idaho Lease #2097, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200446
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88843-F-0001-01
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	626.6200
Recording Info:	08/20/2007, Book L10, Page 657, Entry 72418
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 04,09,17,18,19 - 619.04 acs being described as follows:
Section 4 - Lot 3 (10.20), Lot 4 (11.18)
Section 9 - Lot 1 (11.96), Lot 2 (12.55), Lot 3 (13.15)
Section 17 - SW/4 NE/4, E/2 NW/4, SW/4 NW/4, N/2 SW/4, NW/4 SE/4 (37.45)
Section 18 - SE/4 NE/4, E/2 SE/4\
Section 19 - E/2 E/2

T-15-N, RE-08-E, SEC 33 - 7.58 acs being Lot 3 of Section 33

Exhibit A

Lease No:	88843-F-0001-02
Lessor:	William S Buckley and Bonnie Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	626.6200
Recording Info:	08/20/2007, Book L10, Page 659, Entry 72419
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 04,09,17,18,19 - 619.04 acs being described as follows:
Section 4 - Lot 3 (10.20), Lot 4 (11.18)
Section 9 - Lot 1 (11.96), Lot 2 (12.55), Lot 3 (13.15)
Section 17 - SW/4 NE/4, E/2 NW/4, SW/4 NW/4, N/2 SW/4, NW/4 SE/4 (37.45)
Section 18 - SE/4 NE/4, E/2 SE/4\
Section 19 - E/2 E/2

T-15-N, R-08-E, SEC 33 - 7.58 acs being Lot 3 of Section 33

Lease No:	88843-F-0002-00
Lessor:	Benjamin Reed Groll and Jeralene Jackson Groll
Lessee:	MRC Rockies Company
Lease Date:	07/03/2007
Gross Acres:	1102.3900
Recording Info:	08/10/2007, Book L10, Page 481, Entry 72358
State:	Utah
County:	Rich
Legal Description:	T-12-N, R-08-E, SECS 04,05,06
Section 4 - All
Section 5 - All
Section 6 - Lots 1,2,3,4,5, E/2 SW/4, SE/4

T-13-N, R-08-E, SECS 31,32
Section 31 - S/2 SE/4, SE/4 SW/4
Section 32 - S/2 S/2

Lease No:	88843-F-0003-00
Lessor:	Rich County Land & Grazing Partnership
Lessee:	MRC Rockies Company
Lease Date:	07/03/2007
Gross Acres:	3283.6200
Recording Info:	08/10/2007, Book L10, Page 478, Entry 72357
State:	Utah
County:	Rich
Legal Description:	T-12-N, R-06-E, SECS 10,11,12,13
Section 10: NE/4SE/4

Section 11: SW/4NW/4, NE/4SW/4, NE/4SE/4 LESS AND EXCEPT 2.23 acs, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 25 of the Deeds and Mortgages Records of Rich County, Utah.

Section 12: SW/4SE/4, N/2SW/4 LESS AND EXCEPT 9.65 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 23 of the Deeds and Mortgages Records of Rich County, Utah.

Section 13: NE/4NE/4 LESS AND EXCEPT 4.03 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 22 of the Deeds and Mortgages Records of Rich County, Utah.

T-12-N, R-07-E, SEC 27
Section 27: NW/4NE/4

T-13-NM R-06-E, SEC 15,22,23,25,26,28,33,34,35,36
Section 15: SW/4NE/4
Section 22: NE/4SE/4

Exhibit A

Section 23: N/2SW/4
Section 25: NE/4NW/4, SW/4NW/4
Section 26: NE/4NW/4, NW/4NE/4, S/2NE/4, N/2SE/4
Section 28: SE/4, SE/4NE/4, SE/4SW/4

Section 33: N/2N/2, Commencing at S/4 corner of Sec. 33, T13N, R06E S.L.M., thence West 10 chains, North 56* West 35.5 chains, thence North 20 chains, thence East 20 chains, thence South 20 chains to the point of beginning containing 90 acres. LESS AND EXCEPT 5.80 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated July 10, 1951 and filed for record August 27, 1951 in Volume V, Page 320 of the Deeds and Mortgages records of Rich County, Utah.

Section 34: S/2NW/4, N/2SE/4
Section 35: S/2S/2
Section 36: ALL

T-13-N, R-08-E, SECS 16,17,20,29,30
Section 16: Lots 1, 2, 3 and 4
Section 17: S/2, S/2N/2

Section 20: Commencing at a point 1000 ft. East of the Southwest corner of Sec 20 and running thence North 26* East 1300 ft.; thence North 40* East 3000 ft.; thence North 46* 30 ft. East 1600 ft. to the Northeast corner of said Sec. 20; thence West to the Northwest corner of Sec. 20; thence South to the Southwest corner of Sec. 20; thence East 1000 ft. to beginning.

Section 29: Commencing at the West quarter corner of Sec. 29, and running thence East 347 ft.; thence North 7* East 875 ft.; thence North 5*30 ft. East 900 ft.; thence North 26* East 975 ft. to the North line of said Sec. 29; thence West to the Northwest corner of Sec. 29; thence South to beginning.

Section 30: Lot 4

Lease No:	88843-F-0004-00
Lessor:	R & L Johnson Properties LLC by Robert M and LaRue E Johnson
Lessee:	MRC Rockies Company
Lease Date:	06/20/2007
Gross Acres:	618.0900
Recording Info:	07/27/2007, Book L10, Page 119, Entry 72251
State:	Utah
County:	Rich
Legal Description:

T-13-N, R-08-E, SECS 20,21,28,29 - 618.09 acs more or less, described as follows:

Commencing at the Southwest Corner of the Northwest Quarter of the Northeast Quarter of Section 29, Township 13 North, Range 8 East, Salt Lake Meridian, running thence 160 rods, more or less, to the Northwest Corner of Lot 2, Section 28, Township 13 North, Range 8 East, Salt Lake Meridian, thence South 80 rods to the Southwest Corner of said Lot 2; thence East 15.95 chains, more or less, to the Utah-Wyoming State Line; thence North 120 chains, more or less, to the Northeast Corner of Lot 1, Section 21, Township 13 North, Range 8 East Salt Lake Meridian; thence South 46 deg 30’ West 1600 feet; thence South 40 deg 00’ West 3900 feet; thence South 26 deg 00’ West 2275 feet; thence South 5 deg 00’ West 445 feet, more or less to intersection with the South line of the Northwest Quarter of the Northwest Quarter of Section 29, Township 13 North, Range 8 East, Salt Lake Meridian; thence East 34 chains, more or less, to the place of beginning.

Lease No:	88843-F-0005-00
Lessor:	L & N Johnson Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	06/20/2007
Gross Acres:	881.1600
Recording Info:	07/27/2007, Book L10, Page 121, Entry 72252
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 25,28,29,30,33 - 881.16 acs more or less being described as follows:
SECTION 25: N/2 SE/4
SECTION 28: LOTS 3 & 4

SECTION 29: S/2; S/2 N/2; LESS AND EXCEPT: that part of SW/4SW/4 owned by Rich County Land & Grazing Company more particularly described in that Warranty Deed dated, January 3, 1933 from Manhead Land & Livestock Co. to Rich County

Exhibit A

Land and Grazing Co., in Volume Q, Page 478, of the Official Records of Rich County, Utah.

SECTION 30: Lot 3, NW/4SW/4, SE/4SW/4, S/2SE/4, N/2SE/4 LESS AND EXCEPT: 11.10 acres, more or less, being more particularly described in that certain Warranty Deed dated, April 15, 1997 from Larry D. Johnson to Heath Johnson, recorded in Volume Q7, Page 234 of the Official Records of Rich County, Utah. LESS AND EXCEPT: 0.019 acres, more or less, being more particularly described in that certain Warranty Deed dated June 16, 1980 from Larry Johnson to Mountain Fuel Resources, Inc. recorded Volume N3, Page 463 of Official Records of Rich County, Utah. LESS AND EXCEPT: 0.069 acres, more or less, being more particularly described in that certain Warranty Deed dated January 14, 1985 from Larry Johnson to Mountain Fuel Resources, Inc. recorded Volume V4, Page 208 of Official Records of Rich County, Utah.

SECTION 33: 11.345 acres, more or less, a part of Lot 4, being more particularly described in that certain Warranty Deed dated June 14, 2000 from Larry D. Johnson and wife, Nola Johnson to L and N Johnson Properties, LLC., recorded in Volume 08, Page 433 of the Official Records of Rich County, Utah.

Lease No:	88843-F-0006-00
Lessor:	Charity Ann Taylor
Lessee:	MRC Rockies Company
Lease Date:	08/22/2007
Gross Acres:	1313.4700
Recording Info:	09/17/2007, Book L10, Page 1534, Entry 72695
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 02,03,04,05,06
Section 2 - Lot 1 (38.19), Lot 2 (38.18), Lot 3 (38.17), Lot 4 (38.16) and N/2 S/2
Section 3 - SW/4 NE/4, S/2 SW/4
Section 4 - Lot 1 (40.57) and SE/4 NE/4
Section 5 - SW/4 NW/4, W/2 SW/4
Section 6 - NE/4 SE/4, S/2 NE/4, LESS AND EXCEPT the NW/4 SW/4 NE/4

T-15-N, R-07-E, SECS 32,33,34,36
Section 32 - Lot 3 (41.95), Lot 4 (44.25), N/2 SE/4 and S/2 SW/4
Section 33 - S/2 SW/4
Section 34 - NW/4 SW/4
Section 36 - Lot 3 (20.90), Lot 4 (23.10), S/2 SE/4 and N/2 SW/4

Lease No:	88843-S-0008-00
St/Fed Lease No:	ML51028
Lessor:	ML-51028, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1613, Entry 72713
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 02,10,11,12
Section 2 - S/2 SE/4
Section 10 - SE/4 SE/4
Section 11 - NE/4, NE/4 NW/4
Section 12 - N/2, NE/4 SE/4

Exhibit A

Lease No:	88843-S-0009-00
St/Fed Lease No:	ML51029
Lessor:	ML-51029, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	840.0000
Recording Info:	09/18/2007, Book L10, Page 1624, Entry 72714
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 13,14,24
Section 13 - S/2 N/2, S/2
Section 14 - NE/4, NE/4 NW/4, N/2 SE/4
Section 24 - SE/4 NE/4, NE/4 SE/4

Lease No:	88843-S-0010-00
St/Fed Lease No:	ML51030
Lessor:	ML-51030, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1635, Entry 72715
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 27,36
Section 27 - NE/4 SE/4
Section 36 - All

Lease No:	88843-S-0011-00
St/Fed Lease No:	ML51031
Lessor:	ML-51031, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1242.2000
Recording Info:	09/18/2007, Book L10, Page 1646, Entry 72716
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 05,08
Section 5 - Lots 1 (40.66), 2 (40.59), 3 (40.51), 4 (40.44), S/2 N/2, S/2 (All)
Section 8 - N/2, N/2 SW/4, SE/4 SW/4, SE/4

Lease No:	88843-S-0012-00
St/Fed Lease No:	ML51032
Lessor:	ML-51032, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1323.8100
Recording Info:	09/18/2007, Book L10, Page 1657, Entry 72717
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 06,07,18
Section 6 - Lots 4 (40.12), 5 (40.23), 6 (40.37), 7 (40.53), SE/4 SW/4 and SE/4
Section 7 - Lots 1 (40.58), 2 (40.54), 3 (40.50), NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4
Section 18 - Lots 2 (40.36), 3 (40.32), 4(40.26), S/2 NE/4, SE/4 NW/4, E/2 SW/4, SE/4

Exhibit A

Lease No:	88843-S-0013-00
St/Fed Lease No:	ML51033
Lessor:	ML-51033, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1668, Entry 72718
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 31,32
Section 31 - NE/4 NE/4, S/2 NE/4, N/2 SE/4
Section 32 - N/2, N/2 S/2

Lease No:	88843-S-0014-00
St/Fed Lease No:	ML51034
Lessor:	ML-51034, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1053.3000
Recording Info:	09/18/2007, Book L10, Page 1679, Entry 72719
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 05,06,07
Section 5 - Lot 1 (38.62), 2(37.87) S/2 NE/4, SE/4 NW/4, NE/4 SW/4 and SE/4
Section 6 - Lots 2(37.50), 3(38.50), 4(36.93), 6(37.40), 7(37.40), E/2 SW/4, NW/4 SE/4,
S/2 SE/4
Section 7 - Lots 1(37.16), 3(36.20), 4(35.72), E/2 NE/4, N/2 SE/4

Lease No:	88843-S-0015-00
St/Fed Lease No:	ML51035
Lessor:	ML-51035, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	520.0000
Recording Info:	09/18/2007, Book L10, Page 1690, Entry 72720
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 08,17,18,20
Section 8 - NE/4 SE/4, SW/4 SE/4
Section 17 - W/2 E/2, SE/4 SE/4
Section 18 - SW/4 SE/4
Section 20 - N/2 NE/4, SE/4 NW/4, NE/4 SW/4, SW/4 SW/4

Lease No:	88843-S-0016-00
St/Fed Lease No:	ML51036
Lessor:	ML-51036, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	400.0000
Recording Info:	09/18/2007, Book L10, Page 1701, Entry 72721
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 13,15
Section 13 - E/2 NE/4
Section 15 - S/2

Exhibit A

Lease No:	88843-S-0017-00
St/Fed Lease No:	ML51037
Lessor:	ML-51037, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1125.3900
Recording Info:	09/18/2007, Book L10, Page 1712, Entry 72722
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 19,29,30,31
Section 19 - Lot 4(35.97), SE/4 SW/4, SW/4 SE/4
Section 29 - W/2 SW/4
Section 30 - Lots 1(35.99), 2(35.96), 3(35.93), N/2 NE/4, SW/4 NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4
Section 31 - Lots 1(35.94), 2(36.07), 3(36.20), 4(33.33), NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4

Lease No:	88843-S-0018-00
St/Fed Lease No:	ML51038
Lessor:	ML-51038, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	659.8400
Recording Info:	09/18/2007, Book L10, Page 1723, Entry 72723
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 16,17,18
Section 16 - Lots 1(14.27), 2(14.73) 3(15.19), 4(15.65) (All)
Section 17 - N/2 NE/4, SE/4 NE/4, S/2 S/2, NE/4 SE/4
Section 18 - W/2 E/2, N/2 SW/4, SW/4 SW/4

Lease No:	88843-S-0019-00
St/Fed Lease No:	ML51039
Lessor:	ML-51039, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1239.2300
Recording Info:	09/18/2007, Book L10, Page 1734, Entry 72724
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 20,21,28,29
Section 20 - All
Section 21 - Lots 1(16.09), 2(16.52),3(16.94),4(17.37) (All)
Section 28 - Lots 1 (17.51), 2(17.38), 3(17.24)
Section 29 - Lot 1 (40.18), N/2, NE/4 SW/4, N/2 SE/4

Lease No:	88843-S-0020-00
St/Fed Lease No:	ML51040
Lessor:	ML-51040, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	750.1500
Recording Info:	09/18/2007, Book L10, Page 1602, Entry 72712
State:	Utah
County:	Rich
Legal Description:	T-15-N, R-07-E, SECS 34,35
Section 34 - Lots 1(27.75), 2(29.25), 3(30.75), E/2 SW/4, SE/4
Section 35 - Lots 1(24.55), 2(25.25), 3(25.95), 4(26.65), S/2 (All)

Exhibit A

Lease No:	88843-S-0021-00
St/Fed Lease No:	ML51041
Lessor:	ML-51041, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	769.3600
Recording Info:	09/18/2007, Book L10, Page 1591, Entry 72711
State:	Utah
County:	Rich
Legal Description:	T-15-N, R-08-E, SECS 31,32,33
Section 31 - Lots 1(15.22), 2(15.28), 3(15.32), 4(15.38), S/2 (All)
Section 32 - Lots 1 (14.22), 2(14.50), 3(14.78), 4(15.06), S/2 (All)
Section 33 - Lots 1 (2.45), 2(7.15)

Lease No:	88849-F-0001-01
Lessor:	Bear River Land and Cattle LLC
Lessee:	MRC Rockies Company
Lease Date:	05/23/2007
Gross Acres:	10500.8000
Recording Info:	06/06/2007, Book 660, Page 833, Entry 930078
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W

Section 5: NW/4SW/4, SE/4SW
Section 7: Lot 9 (40.00), Lot 15(40.00), SE/4NE/4
Section 8: NE/4NE/4, SW/4NE/4, W/2SE/4
Section 9: SW/4NW/4
Section 17: NE/4NW/4, N/2SW/4
Section 18: Lot 5 (40.00), Lot 8 (46.12), Lot 9 (40.00), Lot 10(40.00), Lot 11(40.00), Lot 12(40.00) Lot 13(46.16), SW/4NE/4, NE/4SE/4
Section 19: Lot 13(46.39)
Section 20: NW/4SW/4
Section 22: SW/4SW/4
Section 23: SW/4SW/4
Section 26: NW/4NW/4, SW/4NW/4
Section 27: SE/4SW/4
Section 28: NW/4NE/4, NW/4NW/4
Section 29: S/2NW/4
Section 30: Lot 10(40.00), S/2NE/4
Section 32: NE/4SW/4, SE/4NE/4
Section 33: NW/4NE/4
Section 34: NW/4SE/4, NW/4SWI/4
Section 35: SW/4NW/4

T-23-N, R-118-W

Section 4: Lot 8 (40.08), SW/4NW/4, S/2SW/4, NW/4SW/4
Section 5: Lot 5 (40.08)
Section 9: NW/4NW/4

T-23-N, T-119-W

Section 2 & 3: Lot 69(160.43)
Section 5, 6, 7, & 8: All that part of Tract 67 and Tract 77 lying West of the Bear River and containing 453.91 acres, more or less.

T-24-N, R-118-W

Section 6: Lots 20, 21, 22, 26, W/2 SE/4 and all of Lot 17, and Lot 25
Section 6: Part of Lot 14 and Lot 24 of Section 6, lying southerly of existing fence line.

Beginning at a point on the west line of Lot 24, N 00deg28’15”E,578.54 feet of corner #2 of said Tract 97, found as described in the corner record filed in the Office of Clerk Lincoln County thence S 89deg 01’12”E, 583.41 feet along said fence to a point; thence S 88deg 45’49” E 457.47 feet along said fence to a point thence S 88 deg50’ 51”E, 421.64 feet along said fence and an easterly protraction of said fence to the east line of Lot 14.

Exhibit A

Section 6: Tracts 97F, 97G (Less parcel deeded to John Russell Thornock Sr. and Emma Lucy Thornock at Book 509PR Page 572.
Section 7: Lot 5,Lot 10, Lot 11, W/2NE/4,NW/4SE/4(138.46)
Section 7: Part of Tract 79, original Lots 3 and 4, Part of tract 80 original Lots 1 & 2 (287.9)
Section 33: SE/4 NW/4 & E/2 SW/4 (120)

T-24-N, R-119-W, SECS 07,08,17,18,20

- 918.36 acs described as follows:
Section 7: Resurvey Tract 70 (42.39)
Section 8: Resurvey Tract 72 (84.05)
Sections 7 & 18; Resurvey Tract 71(137.64)
Section 18: Resurvey Tract 69 (155.99)
Section 18: Lots 9 (35.27), 10 (35.33), 17 (35.39), 18 (35.45)
Section 19: Lot 5 (35.51)
Pt. of Sections 17 & 20: Resurvey Tract 57(157.47)
Pt. of Sections 8 & 20: Resurvey Tract 68(163.87)

T-24-N, R-119-W, SECS 01,02,03,10,11,12,13,14,17,22,27,29,30,31—5,297.74 acs being described as follows:
Section 1: Lots 20(39.47), 21(39.47), 24(39.45), 25 (9.97), 29(37.91), 33(35.15), 34(35.13), 37(35.12), 45 (25.97), Tract 97C (13.82)
Section 2: Lots 30 (39.47), 33 (39.46), 35 (39.45), 37 (39.44), S/2S/2
Section 3: Lot 43 (39.58), SE/4SE/4
Sections 2 and 3: Tract 95 (79.99)
Section 10: N/2SE/4, NE/4
Section 11: N/2, SE/4, E/2SW/4, NW/4SW/4
Section 12: Lots 10(25.56), 11(25.08), 18 (4.86), 21 (4.85), 22(4.84), 25(26.48)
Sections l and 12: Tract 78 (328.75), Tract 81 (164.50), Part of Tract 80 (21.77), Part of Tract 79 (23.01)
Section 13: Lot 3 (4.48)
Section 14: Lots 1 (4.48), 4 (4.48), 6(28.19), N/2NE/4, NE/14NW/4
Section 22: SE/4 NE/4 & N/2 SE/4 (120)
Section 23: Lots 10, 22, 23 & N/2 SW/4 Except North 75’ of East 220’ (192.67)
Section 31 and 32: That part of Tract 77 lying West of Bear River containing 98.72 acres, more or less.
Section 31: Lots 6 (21.41), 7(12.22), 10(12.28), 11(22.22), W/2NE/4, E/2NW/4
Section 30: Lots 8 (15.14), 10 (22.94), NE/4SE/4
Sections 29: Lot 20 (23.48)
Tract 50: Part of Sections 22,27,26,23 (159.49)

Tract 51: Less and Except 35.21 acres described in that certain Warranty Deed recorded in Book 643, Page 688 of Lincoln County Wyoming between Thompson Land and Livestock and William T. Thompson (160.40)

Section 27: N/2SW/4, Lots 12 and 15(150.58)
Pt. of Sections 29, 30, 32: Resurvey Tract 43 (335.67)
Pt. of Section 29, 32: Resurvey Tract 42 (163.82)
Tracts: 44 part of Sections 29, 20(327.16)
Tracts: 45 part of Sections 29,20,21,28 (159.73)
Tracts: 46 part of Sections 21, 28 (160.24)
Tracts: 54 part of Sections 20, 21(159.98)
Tracts: 59 part of Sections 20, 21(39.98)
Tracts: 58 part of Sections 17, 16,20,21(159.88)
Tracts: 66 part of Sections 17, 16 (159.67)

T-24-N, R-120-W

Section 13: Tract 39 (80)
Section 25: SW/4NE/4, SE/4NW/4

Exhibit A

Lease No:	88849-F-0001-02
Lessor:	Thompson Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	05/21/2007
Gross Acres:	10500.8000
Recording Info:	06/06/2007, Book 660, Page 829, Entry 930077
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W

Section 5: NW/4SW/4, SE/4SW
Section 7: Lot 9 (40.00), Lot 15(40.00), SE/4NE/4
Section 8: NE/4NE/4, SW/4NE/4, W/2SE/4
Section 9: SW/4NW/4
Section 17: NE/4NW/4, N/2SW/4
Section 18: Lot 5 (40.00), Lot 8 (46.12), Lot 9 (40.00), Lot 10(40.00), Lot 11(40.00), Lot 12(40.00) Lot 13(46.16), SW/4NE/4, NE/4SE/4
Section 19: Lot 13(46.39)
Section 20: NW/4SW/4
Section 22: SW/4SW/4
Section 23: SW/4SW/4
Section 26: NW/4NW/4, SW/4NW/4
Section 27: SE/4SW/4
Section 28: NW/4NE/4, NW/4NW/4
Section 29: S/2NW/4
Section 30: Lot 10(40.00), S/2NE/4
Section 32: NE/4SW/4, SE/4NE/4
Section 33: NW/4NE/4
Section 34: NW/4SE/4, NW/4SWI/4
Section 35: SW/4NW/4

T-23-N, R-118-W

Section 4: Lot 8 (40.08), SW/4NW/4, S/2SW/4, NW/4SW/4
Section 5: Lot 5 (40.08)
Section 9: NW/4NW/4

T-23-N, T-119-W

Section 2 & 3: Lot 69(160.43)
Section 5, 6, 7, & 8: All that part of Tract 67 and Tract 77 lying West of the Bear River and containing 453.91 acres, more or less.

T-24-N, R-118-W

Section 6: Lots 20, 21, 22, 26, W/2 SE/4 and all of Lot 17, and Lot 25
Section 6: Part of Lot 14 and Lot 24 of Section 6, lying southerly of existing fence line.

Beginning at a point on the west line of Lot 24, N 00deg28’15”E,578.54 feet of corner #2 of said Tract 97, found as described in the corner record filed in the Office of Clerk Lincoln County thence S 89deg 01’12”E, 583.41 feet along said fence to a point; thence S 88deg 45’49” E 457.47 feet along said fence to a point thence S 88 deg50’ 51”E, 421.64 feet along said fence and an easterly protraction of said fence to the east line of Lot 14.

Section 6: Tracts 97F, 97G (Less parcel deeded to John Russell Thornock Sr. and Emma
Lucy Thornock at Book 509PR Page 572.
Section 7: Lot 5,Lot 10, Lot 11, W/2NE/4,NW/4SE/4(138.46)
Section 7: Part of Tract 79, original Lots 3 and 4, Part of tract 80 original Lots 1 & 2 (287.9)
Section 33: SE/4 NW/4 & E/2 SW/4 (120)

T-24-N, R-119-W, SECS 07,08,17,18,20

- 918.36 acs described as follows:
Section 7: Resurvey Tract 70 (42.39)
Section 8: Resurvey Tract 72 (84.05)
Sections 7 & 18; Resurvey Tract 71(137.64)
Section 18: Resurvey Tract 69 (155.99)
Section 18: Lots 9 (35.27), 10 (35.33), 17 (35.39), 18 (35.45)

Exhibit A

Section 19: Lot 5 (35.51)
Pt. of Sections 17 & 20: Resurvey Tract 57(157.47)
Pt. of Sections 8 & 20: Resurvey Tract 68(163.87)

T-24-N, R-119-W, SECS 01,02,03,10,11,12,13,14,17,22,27,29,30,31 - 5,297.74 acs being described as follows:
Section 1: Lots 20(39.47), 21(39.47), 24(39.45), 25 (9.97), 29(37.91), 33(35.15), 34(35.13), 37(35.12), 45 (25.97), Tract 97C (13.82)
Section 2: Lots 30 (39.47), 33 (39.46), 35 (39.45), 37 (39.44), S/2S/2
Section 3: Lot 43 (39.58), SE/4SE/4
Sections 2 and 3: Tract 95 (79.99)
Section 10: N/2SE/4, NE/4
Section 11: N/2, SE/4, E/2SW/4, NW/4SW/4
Section 12: Lots 10(25.56), 11(25.08), 18 (4.86), 21 (4.85), 22(4.84), 25(26.48)
Sections l and 12: Tract 78 (328.75), Tract 81 (164.50), Part of Tract 80 (21.77), Part of Tract 79 (23.01)
Section 13: Lot 3 (4.48)
Section 14: Lots 1 (4.48), 4 (4.48), 6(28.19), N/2NE/4, NE/14NW/4
Section 22: SE/4 NE/4 & N/2 SE/4 (120)
Section 23: Lots 10, 22, 23 & N/2 SW/4 Except North 75’ of East 220’ (192.67)
Section 31 and 32: That part of Tract 77 lying West of Bear River containing 98.72 acres, more or less.
Section 31: Lots 6 (21.41), 7(12.22), 10(12.28), 11(22.22), W/2NE/4, E/2NW/4
Section 30: Lots 8 (15.14), 10 (22.94), NE/4SE/4
Sections 29: Lot 20 (23.48)
Tract 50: Part of Sections 22,27,26,23 (159.49)

Tract 51: Less and Except 35.21 acres described in that certain Warranty Deed recorded in Book 643, Page 688 of Lincoln County Wyoming between Thompson Land and Livestock and William T. Thompson (160.40)

Section 27: N/2SW/4, Lots 12 and 15(150.58)
Pt. of Sections 29, 30, 32: Resurvey Tract 43 (335.67)
Pt. of Section 29, 32: Resurvey Tract 42 (163.82)
Tracts: 44 part of Sections 29, 20(327.16)
Tracts: 45 part of Sections 29,20,21,28 (159.73)
Tracts: 46 part of Sections 21, 28 (160.24)
Tracts: 54 part of Sections 20, 21(159.98)
Tracts: 59 part of Sections 20, 21(39.98)
Tracts: 58 part of Sections 17, 16,20,21(159.88)
Tracts: 66 part of Sections 17, 16 (159.67)

T-24-N, R-120-W

Section 13: Tract 39 (80)
Section 25: SW/4NE/4, SE/4NW/4

Lease No:	88849-F-0002-00
Lessor:	Samuel O Bennion Jr and Patricia Ann Bennion
Lessee:	MRC Rockies Company
Lease Date:	02/28/2007
Gross Acres:	479.5300
Recording Info:	04/06/2007, Book 653, Page 687, Entry 928194
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W SECS 32, 33; T-21-N, R-118-W, SEC 6; T-21-N, R-119-W, SEC 1 - 479.53 acs, more or less described as follows:

T-23-N, R-118-W, SEC 32 - 200.00 acs being the SE/4, SE/4 NE/4
T-23-N, R-118-W, SEC 33 - 120.00 acs being the W/2 NW/4, NW/4 SW/4 of Section 33
T-21-N, R-118-W, SEC 06 - 39.53 acs being Lot 14
T-21-N, R-119-W, SEC 01 - 120.00 acs being the S/2 SE/4, SE/4 SW/4

Exhibit A

Lease No:	88849-F-0003-01
Lessor:	George W Cooper and Judy Lynn Coletti
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	678.8100
Recording Info:	07/23/2007, Book 666, Page 543, Entry 931509
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 4; T-22-N, R-118-W, SECS 28, 29, 32, 33 - 678.81 acs more or less described as follows:

T-21-N, R-118-W, SEC 04 - 158.81 acs being the SW/4 NW/4, Lot 8 and W/2 SW/4
T-22-N, T-118-W, SEC 28 - 40.00 acs being the NW/4 NW/4
T-22-N, R-118-W, SEC 29 - 120.00 acs being the SE/4 SE/4, E/2 NE/4
T-22-N, R-118-W, SEC 32 - 80.00 acs being the E/2 NE/4
T-22-N, R-118-W, SEC 33 - 280.00 acs being the SW/4 SW/4, N/2 SW/4, NW/4

Lease No:	88849-F-0003-02
Lessor:	Don D Failoni, Trustee of the Don D Failoni Trust dated November 16, 2005
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	678.8100
Recording Info:	07/23/2007, Book 666, Page 548, Entry 931511
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-&,22-N, R-118-W, SECS 04,28,29,32,33
678.81 acs more or less described as follows:
21N118W04 - 158.81 acs being the SW/4 NW/4, Lot 8 and W/2 SW/4
22N118W28 - 40.00 acs being the NW/4 NW/4
22N118W29 - 120.00 acs being the SE/4 SE/4, E/2 NE/4
22N118W32 - 80.00 acs being the E/2 NE/4
22N118W33 - 280.00 acs being the SW/4 SW/4, N/2 SW/4, NW/4

Lease No:	88849-F-0004-00
Lessor:	Aaron Joseph Carollo and Kristy K Carollo
Lessee:	MRC Rockies Company
Lease Date:	07/09/2007
Gross Acres:	418.3700
Recording Info:	07/23/2007, Book 666, Page 562, Entry 931516
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 26,35 - 418.37 acs more or less, described as follows:

T-24-N, R-117-W, SEC 35 - Tract 38 LESS AND EXCEPT 6.43 acs being a part of Tract 38 as described in Warranty Deed from Aaron Joseph Carollo to Sabra Richins, Randy Richins and Pat Kirberg as Joint Tenants with rights of survivorship, Book 414, Page 45, Deed Records Lincoln County, Wyoming; LESS AND EXCEPT All of Lots 2 and 4 in Section 35, and all of Lot 2 in Section 26, T-24-N, R-117-W, 6th PM described in Warranty Deed from Mary C Carollo to Utah Power and Light Company, in Book 116, Page 640 Deed Records of Lincoln County, Wyoming

T-23-N, R-117-W, SEC 26 - Tract 45 and Tract 46

Lease No:	88849-F-0005-01
Lessor:	Fred Allen Feller, Individually and as Trustee of the F Allen Feller Trust dtd 12-19-77
Lessee:	MRC Rockies Company
Lease Date:	06/14/2007
Gross Acres:	535.5500
Recording Info:	07/09/2007, Book 664, Page 814, Entry 931052
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 11,12,13,14,15 -- 535.55 acs described as follows:

Beginning at a point that lies upon the North boundary of said Tract 46 and situated in the middle of the channel through which the Bear River flows; a point from whence the Southeast corner of said Section 11 bears South 39°36’ East 17.20 chains; Thence following the center thread of the channel for the Bear River; South 27°08’ West 2.02 chains; South 80°49’ East 10.03 chains; South 56°08’ East 9.15 chains; South 34°59’ East

Exhibit A

8.54 chains; South 15°02’ East 6.94 chains; South 02°17’ West 2.50 chains; South 26°1 1’ West 6.80 chains; South 54°41’ West 5.88 chains; South 72°39’ West 5.03 chains; North 80°32’ West 6.69 chains; North 81°22’ West 7.99 chains; South 06°21’ East 6.34 chains; South 36°18’ East 6.08 chains; South 26°06’ East 5.50 chains; South 27°13’ West 3.94 chains; South 47°0l’ West 4.11 chains; to a point in the middle of the channel of the Bear River, the intent being to deed to the center of the channel through which the Bear River flows; thence West along a line parallel to the South boundary of said Tract 48, 101.34 chains to the West boundary of said Tract 48; thence North 15.40 chains along said West boundary to Corner No. 6 of said Tract 48, thence East 20.00 chains along a North boundary of said Tract 48 to Corner No. 7; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 8; thence East 20.00 chains, along a North boundary of said Tract 48 to Corner No. 9; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 10; thence East 68.97 chains along the North boundary of said Tract 46 and Tract 48 to the point of beginning; containing 535.553 acres, more or less.

Lease No:	88849-F-0005-02
Lessor:	Irene Feller, Individually and as Trustee of the Irene Feller Trust dtd 12-19-77
Lessee:	MRC Rockies Company
Lease Date:	06/14/2007
Gross Acres:	535.5500
Recording Info:	07/09/2007, Book 664, Page 811, Entry 931051
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 11,12,13,14,15 -- 535.55 acs described as follows:

Beginning at a point that lies upon the North boundary of said Tract 46 and situated in the middle of the channel through which the Bear River flows; a point from whence the Southeast corner of said Section 11 bears South 39°36’ East 17.20 chains; Thence following the center thread of the channel for the Bear River; South 27°08’ West 2.02 chains; South 80°49’ East 10.03 chains; South 56°08’ East 9.15 chains; South 34°59’ East 8.54 chains; South 15°02’ East 6.94 chains; South 02°17’ West 2.50 chains; South 26°1 1’ West 6.80 chains; South 54°41’ West 5.88 chains; South 72°39’ West 5.03 chains; North 80°32’ West 6.69 chains; North 81°22’ West 7.99 chains; South 06°21’ East 6.34 chains; South 36°18’ East 6.08 chains; South 26°06’ East 5.50 chains; South 27°13’ West 3.94 chains; South 47°0l’ West 4.11 chains; to a point in the middle of the channel of the Bear River, the intent being to deed to the center of the channel through which the Bear River flows; thence West along a line parallel to the South boundary of said Tract 48, 101.34 chains to the West boundary of said Tract 48; thence North 15.40 chains along said West boundary to Corner No. 6 of said Tract 48, thence East 20.00 chains along a North boundary of said Tract 48 to Corner No. 7; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 8; thence East 20.00 chains, along a North boundary of said Tract 48 to Corner No. 9; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 10; thence East 68.97 chains along the North boundary of said Tract 46 and Tract 48 to the point of beginning; containing 535.553 acres, more or less.

Lease No:	88849-F-0006-01
Lessor:	Julian Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	4615.1400
Recording Info:	05/21/2007, Book 658, Page 783, Entry 929570
State:	Wyoming
County:	Lincoln
Legal Description:

T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows: Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming.

Section 11: N/2
Section 12: NW/4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/4NW/4

TRA 2
T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/2 E/2

Exhibit A

Section 20: W/2 NE/4

TRA 3

T-22-N, R-115-W, SECS 06,07,08,18,19 - 982.33 acs more or less described as follows: Section 6: Lot 4 (38.23), Lot 5 (38.21), Lot 6 (38.25), Lot 7 (38.30), E/2SW/4, SE/4

Section 7: Lot 1(38.34), Lot 2 (38.39), Lot 3 (38.43), Lot 4 (38.48), NE/4, NE/4SE/4

Section 8: NW/4NW/4, NW/4SW/4

Section 18: Lot 1 (38.57), Lot 2 (38.72)

Section 19: Lot 1 (39.14), Lot 2 (39.27)

TRA 4

T-22-N, R-116-W, SECS 01,12,13,24,- 1798.19 acs more or less described as follows:

Section 1: Lot 3 (16.11), Lot 4(23.89), NE/4SW/4, E/2

Section 12: Lot 1(41.67), Lot 2 (41.65), Lot 3(41.62), Lot 4 (41.59), Lot 5 (38.48), Lot 6 (40.09), Lot 7 (40.09), Lot 8 (38.51) Lot 9 (38.54), Lot 10 (40.09), Lot 11 (23.19), Lot 12 (16.18), Lot 13 (22.23), Lot 14 (16.21), E/2NE/4, E/2SE/4

Section 13: Lot 1 (41.59), Lot 2 (41.60), Lot 5 (38.54), Lot 6 (40.04), Lot 7 (40.04), Lot 8 (38.52), Lot 10 (0.65), Lot 11(38.49), Lot 15 (16.18), Lot 16 (22.28), Lot 17 (0.89), E/2E/2, W/2SE/4

Section 24: Lot 5 (38.44), NE/4

TRA 5
T-23-N, R-115-W, SECS 19,30 - 223.94 acs more or less described as:
Section 19: Lot 15(40.07), Lot 16(40.11)
Section 30: Lot 5 (40.13), Lot 6(40.15), Lot 15 (40.17), Lot 16(23.31)

TRA 6
T-23-N, T-116-W, SECS 24,25,26 - 692.72 acs more or less, described as follows:
Section 24: E/2SE/4, SW/4SE/4, SE/4SW/4
Section 25: NW/4NE/4, E/2NE/4, NE/4SE/4, W/2NW/4, NE/4NW/4, N/2SW/4, Lot 1
(23.18), Lot 4 (23.18), Lot 5 (23.18)
Section 26: SE/4NE/4, NE/4SE/4, Lot 1 (23.18)

TRA 1, 2, 3, 4, 5, 6, containing 4,615.40 acs as described above
Lease No:	88849-F-0006-02
Lessor:	Michael Robert Julian
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	917.9600
Recording Info:	05/21/2007, Book 658, Page 777, Entry 929568
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows:

Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming. Section 11: N/2

Section 12: NW/4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/4NW/4

T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/2 E/2
Section 20: W/2 NE/4

Exhibit A

Lease No:	88849-F-0006-03
Lessor:	Joni Kae Gunderson
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	917.9600
Recording Info:	05/21/2007, Book 658, Page 780, Entry 929569
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows:

Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming.

Section 11: N/2
Section 12: NW/4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/4NW/4

T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/2 E/2
Section 20: W/2 NE/4

Lease No:	88849-F-0007-01
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	2073.9500
Recording Info:	06/15/2007, Book 662, Page 110, Entry 930375
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, T-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

T-22-N, R-119-W, SECS 25 - 121.19 acs more or less described as follows:
Section 25 - Lot 3 (22.79), Lot 16 (18.40), SW/4 NE/4 and NW/4 SE/4

Exhibit A

Lease No:	88849-F-0007-02
Lessor:	Alice Pope Turner
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/28/2007, Book 663, Page 810, Entry 930774
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20, Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, T-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-03
Lessor:	Clayton B Pope and Marilyn C Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 280, Entry 930649
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, T-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit A

Lease No:	88849-F-0007-04
Lessor:	Clive A Pope Jr and Vivian H Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 283, Entry 930650
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows: Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-05
Lessor:	Ray M Hall and La Fond P Hall
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/28/2007, Book 663, Page 807, Entry 930773
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows: Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit A

Lease No:	88849-F-0007-06
Lessor:	Starlene Pope Holm and Jim Holm
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 286, Entry 930651
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-07
Lessor:	Roland C Willis and Linda L Willis
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/15/2007, Book 662, Page 115, Entry 930380
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

        1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Sect-ion 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit A

Lease No:	88849-F-0007-08
Lessor:	Merlyn Pope Sandberg
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/15/2007, Book 662, Page 118, Entry 930381
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:
1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and
Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0008-00
Lessor:	Roland C Willis and Linda L Willis
Lessee:	MRC Rockies Company
Lease Date:	06/05/2007
Gross Acres:	1539.6300
Recording Info:	06/25/2007, Book 663, Page 292, Entry 930653
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 01, 02, 10, 11, 12
A Parcel of land situated in Secs 1, 2, 10, 11 & 12 of T22N, R120W 6th PM, described as follows:

Beginning at corner S of Resurvey Tract No. 49 from whence the Northeast corner of said S I0 bears North 16° 27’ East 69.76 chains; thence North 20.20 chains to corner No. 6 of Tract 49; thence East 20.00 chains to corner No. 7 of Tract 49; thence North 60.60 chains to corner No. 8 of tract 49; thence East 20 chains to corner No. 9 of tract 49; thence North 06° 00’ East 20.56 chains to corner No. 10 of Tract 49: thence East 60 chains to corner No I of Tract 49; North 06° 00’ East 20.56 chains to a point; thence East 32.54 chains to a point in the center of channel through which Bear River flows; thence on a meander of the central thread of Bear River; South 48° 24’ West 12.96 chains; South 15° 16’ West 6.84 chains; South 12° 38’ East 17.83 chains; South 79° 09’ West 8.45 chains; North 45° 00’ West 5.37 chains; North 23° 00’ West 18.79 chains; South 18° 26’ West 7.59 chains; South 15° 24’ East 17.32 chains; South 14° 07’ West 18.04 chains; North 83° 51’ West 6.54 chains ; South 46° 38’ East 7.43 chains; South 14° 25’ East 3.61 chains; South 23° 35’ West 17.24 chains; South 42° 14’ West 10.26 chains; South 62° 54’ East 9.44 chains; North 51° 54’ East 6.48 chains North 76° 30’ East 5.14 chains; North 71° 34’ East 1.90 chains; South 25° 57’ East 4.11 chains; South 15° 53’ West 12.79 chains; North 58° 00’ West 10.38 chains; South 33° 09’ West 11.71 chains; South 24° 24’ West 11.86 chains; South 27° 09’ West 11.71 chains; South 27° 09’ West 11.71 chains; South 24° 24’ West 11.86 chains; South 27° 09’ West 6.97 chains to end of said meander, the intent being to deed to the center of said channel, as measured midway between the top of the bank escarpments at normal ground levels; thence West 88.97 chains to point of beginning, containing 916.93 acres more or less.

T-22-N, R-120-W, SECS 02,03,10,11 A Parcel of land in Secs 2, 3, 10 and 11 in T22N, R120W, more particularly described as follows:

Exhibit A

Beginning at the Northeast corner of Section 2, T22N, R120W of the 6th PM, Lincoln County, WY, thence S 00° 10’ 41”E a distance of 1308.64 feet; thence S 89° 35’33” W a distance of 1319.87 feet thence S 00° 23’52” E a distance of 1303.85 feet; thence S 89° 54’ 54” W a distance of 2640.68 feet; thence S 00 11’16” W a distance of 1719.96 feet; thence S 89° 56’53”“W a distance of 1299.18 feet to a corner 8 of tract No. 49 of the Resurvey of T22N, R120W of the 6th PM; thence S 00° 01’00” E a distance of 4027.75 feet; thence N 87° 56’30” W a distance of 1315.49 feet to corner number 6 of tract 49 of the Resurvey of T22N, R120W of the 6th PM; thence S 00° 00’00” E distance of 1367.14 feet to corner number 5 of tract 49 of the Resurvey of T22N, R120W; thence N 89° 32’ 08” W a distance of 753.68 feet; thence N 18° 47’ 07” E a distance of 3677.25 feet; thence N 17° 10’00” E a distance of 737.07 feet; thence N 18° 23’ 21” E a distance of 4791.86 feet; thence N 33° 37’14” E a distance of 1152.43 feet more or less to the North boundary line of Section 2 ,T22N, R120W of the 6th PM; thence S 89° 57’ 07” E along the North boundary line of said Section 2 a distance of 3768.40 feet to the point of beginning of this description. containing 359.62 acres

T-22-N, R-120-W, SECS 14,15,22,23

A parcel of land situated in Sections 14, 15, 22 and 23 of T22N, R120W 6th PM in Lincoln County, Wyoming. described as follows:

Beginning at a point on the Eastern boundary of the holdings of Lawrence Johnson from whence the Southeast Corner of said section 15 bears South 76° 50’ East 39.22 chains; thence East 86.82 chains to a point situated in center of channel Bear River flows; thence on a meander of the central thread of Bear River, South 18° 57’ West 1.37 chains ; South 28° 43’ West 8.32 chains ; North 78° 14’ West, 4.90 chains; South 80° 24’ West 7.20 chains; South 31° 24’ East 6.91 chains; South 66° 02’ East 6.89 chains; South 40° 29’ East 5.39 chains; South 27° 39’ West 4.73 chains; South 82° 36’ West 7.76 chains; South 34° 19’ West 7.63 chains, South 55° 24’ East 9.68 chains to the end of said meander, the intent being to deed to the center of said channel, as measured midway between the banks of Bear River from top of said bank escarpments at normal ground levels; thence West 58.53 chains along the North boundary of the holdings of John Seday; thence North 26° 20’ west 19.11 chains to the point of beginning containing 263.08 acres more or less.

Lease No:	88849-F-0009-00
Lessor:	Roland Johns and Marilyn L Johns
Lessee:	MRC Rockies Company
Lease Date:	06/07/2007
Gross Acres:	514.0700
Recording Info:	06/27/2007, Book 663, Page 289, Entry 930652
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 06 - 409.22 acs more or less described as follows:
Section 06 - Lot 9 (34.20), Lot 20 (38.95), Resurvey Tract 118 (42.70), a part of Resurvey Tract 117 (83.61), a part of Resurvey Tract 116 (41.04)
Section 06 and 07 - Resurvey Tract 128 (168.72)

T-25-N, R-120-W, SECS 01-104.85 acres, more or less described as follows:

Section 1: A part of Resurvey Tract 116, being all that part of Resurvey Tract 116 which lies North and East of the Bear River, said Parcel being more particularly described in that certain Quit Claim Deed dated August 20, 1934 from Parley T. Anderson and wife, Laura H. Anderson to Edward J. Ineck as recorded in Book 18, Page 153 of the Deed Records of Lincoln County, Wyoming. Containing 103.35 acres, more or less.

Section 1: A part of Resurvey Tract 117 (1.50)

Exhibit A

Lease No:	88849-F-0010-00
Lessor:	L & N Johnson Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	144.2000
Recording Info:	07/09/2007, Book 664, Page 808, Entry 931050
State:	Wyoming
County:	Lincoln
Legal Description:	T-21 & 22-N, R-120-W, SECS 33,34 - 144.20 acs more or less described as follows:
Section 33 - Lot 9 and the S/2 of Lot 8 (39.84)
Section 34 - Lot 17 and the S/2 of Lot 16 (0.335); and

The Larry D Johnson Exchange Parcel described as follows: That part of Tract 37, T-21-N, and T-22-N, R-120-W, and Tract 38, T-22-N, R-120-W, Lincoln County, Wyoming, and being more particularly described in that certain Quit Claim Deed No. 4 dated April 5, 1999 from L Dallas Johnson et al to Larry D Johnson as recorded in Book 429, Page 013, of the Photo Records of Lincoln County, Wyoming and containing 104.02 acres, more or less

Lease No:	88849-F-0011-01
Lessor:	Esther M Hutchinson
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	2474.7200
Recording Info:	06/04/2007, Book 660, Page 489, Entry 929983
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 12,13,14,15,16,21,22,23,24,25

Section 12: S/2 S/2

Section 13: N/2NW/4, NW/4NE/4, Lot 1(16.28), Lot 13 (44.58), Lot 14 (32.84), Tract 114-A (12.31), Tract 114-B (40.80), Tract 114-C (40.48), Tract 114-D (40.80), Tract 114-E (11.92), Tract 115-A (40.00), Tract 115-B (40.80), Tract 115-C (40.80), Tract 115-D (11.70)

Section 14: Lot 7(28.31), Lot 22(26.66), Tract 61-A (40.00), W/2 of Tract 61-B (20.00) part in Section 23
Section 15: S/2SE/4
Section 16: Lot 26 (24.69), Lot 27(35.12), Lot 28 (10.44), all in Tract 60
Section 16: Lot 24 (24.72), Lot 25 (10.43), each in Tract 52
Section 21: Lot 4 (27.77), Lot 5 (40.00), Lot 6(12.23), Lot 13 (4.91), Lot 12 (1.53), Lot 16(3.38), all in Tract 60
Section 21: Lot 14 (35.09), Lot 15 (24.02), Lot 11(11.07), Lot 24(40.00), Lot 23 (27.00), Lot 25 (13.01), Lot 30 (1.63), Lot 31 (4.86) Lot 34(3.21), all in Tract 53
Section 21: Lot 2 (27.80), Lot 3 (12.23), Lot 18 (27.40), Lot 17 (12.60), Lot 21(27.00), Lot 22 (13.00), Lot 35 (1.57), Lot 38 (3.16), all in Tract 52
Section 21: Lot 20(13.00), Lot 39(1.55)
Section 22: Lot 3 (4.77), Lot 4 (4.71), N/2SW/4, SE/4NW/4, SW/4NE/4, N/2NE/4
Section 23: Lot 9 (26.64)
Section 24: E/40.00 acres of Tract 62, E/2NW/4SW/4, E/2 of Lot 8 (17.54), Lot 7 (36.72), SW/4NE/4,
Section 25: Lot 1(12.46), Lot 6(37.12), Lot 4(12.45), Lot 9(2.90), Lot 7(4.42), all in Tract 111

T-24-N, R-118-W, SECS 07,08,18,19

Section 7: Lot 14 (4.33), Lot 15 (35.42), SE/4SW/4, S/2SE/4
Section 8: W/2SW/4
Section 18: Lot 5 (35.46), Lot 6 (35.50), E/2NW/4, NE/4SW/4
Section 18 & 19: Tract 115-B (29.10)
Section 19: Lot 6(35.68), Lot 7(35.72), Lot 9(31.99), NE/4NW/4
Section 18: Tract 114-F (29.08)

Exhibit A

Lease No:	88849-F-0012-00
Lessor:	Mildred Parks Revocable Trust dated 10-29-90
Lessee:	MRC Rockies Company
Lease Date:	03/06/2007
Gross Acres:	1759.0000
Recording Info:	04/06/2007, Book 653, Page 689, Entry 928195
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SECS 23,25,26

Section 23 - SE/4 SE/4
Section 25 - SW/4 NE/4, NW/4 NW/4, S/2 NW/4
Section 26 - E/2 NE/4
T-24-N, R-117-W, SECS 29,30,19

Section 29 - Resurvey Tracts 54A (40.00), 54B (40.00), 54C (40.00) 54D (40.00)
Section 30 - Lot 5 (37.68), Lot 8 (36.52), Resurvey Tracts 55A (40.00), 55B (40.00), 55C (40.00, 55D (40.00) and NE NE
Section 19 - Lot 7 (40.96), Lot 8 (41.12), Lot 9 (40.00), Lot 12 (40.00), Lot 13 (41.28), Lot 14 (41.44), Lot 15 (40.00), Lot 16 (40.00), and SW SE

T-22-N, R-117-W, SECS 18,19
Section 18 - Lot 15(40.00), Lot 16 (40.00), and SW/4 SE/4
Section 19 - Lot 9 (40.00), Lot 10 (40.00), SW/4 NE/4, SE/4 NE/4, NW/4 NE/4

T-22-N, R-118-W, SECS 22,26,27

Section 22 - N/2
Tract 39A which is also known as:
Section 26 - Tract 39A (W/2 NW/4 SW/4)
Section 27 - Tract 39A (E/2 NE/4 SE/4)

Containing in the aggregate 1,759.00 acs, more or less

Lease No:	88849-F-0013-01
Lessor:	James Brent McKinnon Trust
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	474.7800
Recording Info:	07/09/2007, Book 664, Page 820, Entry 931054
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situated in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measured midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East, 21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No. 4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20

Exhibit A

chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with comer No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89°58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

T-22-N, R-119-W, SEC 07 - 25.23 acs more or less described as follows: Beginn, R-ing at Corner No. 3 of Resurvey Tract No. 47 from whence the Southwest corner of said Section 7 bears South 30 deg 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.60 chains; thence North 15.20 chains; thence East 16.60 chains to the point of beginning,

Lease No:	88849-F-0013-02
Lessor:	Ross K & Debra R McKinnon Revocable Trust
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	449.5500
Recording Info:	07/09/2007, Book 664, Page 817, Entry 931053
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situate in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measure midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East ,21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No. 4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20 chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with corner No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89°58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

EXCEPTING therefrom the following:

A parcel of land situated in Section 7, Township 22 North, Range 119 West, of the 6th P.M., in Lincoln County, Wyoming, described as follows:

Beginning at corner No. 3 of Resurvey Tract 47 from whence the Southwest corner of said Section 7 bears South 30° 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.6 chains; thence North 15.20 chains; thence East 16.6 chains to a point of beginning, said exception containing 25.23 acres, more or less.

Exhibit A

Lease No:	88849-F-0013-03
Lessor:	Douglas Lynn McKinnon
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	449.5500
Recording Info:	07/23/2007, Book 666, Page 559, Entry 931515
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situated in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measure midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East, 21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of Tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No.4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20 chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with corner No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89°58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

EXCEPTING therefrom the following:
A parcel of land situated in Section 7, Township 22 North, Range 119 West, of the 6th P.M., in Lincoln County, Wyoming, described as follows:

Beginning at corner No. 3 of Resurvey Tract 47 from whence the Southwest corner of said Section 7 bears South 30° 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.6 chains; thence North 15.20 chains; thence East 16.6 chains to a point of beginning, said exception containing 25.23 acres, more or less.

Lease No:	88849-F-0014-01
Lessor:	Patricia Ann and Everett D Peterson
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Book 666, Page 545, Entry 931510
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70) T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)
T-25-N, R-118-W, SECS 21,22,28,29,32,33

Section 21: Lot 16 (3.44)
Section 22: Lot 6 (3.42), 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30(30.17)

Exhibit A

Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the
Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Lease No:	88849-F-0014-02
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Book 666, Page 553, Entry 931513
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70)
T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)
T-25-N, R-118-W, SECS 21,22,28,29,32,33

Section 21: Lot 16 (3.44) 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30(30.17)
Section 22: Lot 6 (3.42)
Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the
Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Lease No:	88849-F-0014-03
Lessor:	J Russell Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Book 666, Page 556, Entry 931514
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70)
T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)

25N118W21,22,28,29,32,33

Section 21: Lot 16 (3.44) 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30(30.17)
Section 22: Lot 6 (3.42)
Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Exhibit A

Lease No:	88849-F-0015-01
Lessor:	J Russell Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	419.8200
Recording Info:	08/14/2007, Book 668, Page 790, Entry 932144
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W and T-22-N, R-120-W

A parcel of land situated in Section 1, 11, 12 of Township 22 North, Range 120 West and Sections 6 and 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described in particular by metes and bounds referred to in the plats made by the General Land Office of the United States of America under date of March 31, 1909, and the amendments thereto, as follows, to-wit:

Beginning at a point upon the East boundary of Tract 47 from whence the Northwest corner of said Section 7 bears South 72°08’ West, 42.18 chains, thence West 109.17 chains along the South boundary of the land known as the North Part of the MJB Lands to a point situated in the center of the channel through which Bear River flows; thence meandering the central thread of the channel of Bear River, South 14°07’ West 13.03 chains; North 83°51’ West 6.54 chains; South 46°38’ East 7.43 chains; South 14°25’ East 3.61 chains; South 23°35’ West 17.24 chains; South 42°14’ West 0.66 chains to the end of said meander; thence East 119.89 chains to a point on the East boundary of said Tract 47; thence North 36.83 chains to the point of beginning; containing 419.82 acres, more or less.

Lease No:	88849-F-0015-02
Lessor:	Aden Kay & Kathleen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	419.8200
Recording Info:	08/06/2007, Book 668, Page 073, Entry 931907
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SECS 06,07 and T-22-N, R-120-W, SECS 01,11,12

A parcel of land situated in Section 1, 11, 12 of Township 22 North, Range 120 West and Sections 6 and 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described in particular by metes and bounds referred to in the plats made by the General Land Office of the United States of America under date of March 31, 1909, and the amendments thereto, as follows, to wit:

Beginning at a point upon the East boundary of Tract 47 from whence the Northwest corner of said Section 7 bears South 72°08’ West, 42.18 chains, thence West 109.17 chains along the South boundary of the land known as the North Part of the MJB Lands to a point situated in the center of the channel through which Bear River flows; thence meandering the central thread of the channel of Bear River, South 14°07’ West 13.03 chains; North 83°51’ West 6.54 chains; South 46°38’ East 7.43 chains; South 14°25’ East 3.61 chains; South 23°35’ West 17.24 chains; South 42°14’ West 0.66 chains to the end of said meander; thence East 119.89 chains to a point on the East boundary of said Tract 47; thence North 36.83 chains to the point of beginning; containing 419.82 acres, more or less.

Lease No:	88849-F-0016-01
Lessor:	Raymond T Petersen Family Trust
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/25/2007, Book 663, Page 278, Entry 930648
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47), Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1,061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)

Exhibit A

Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4

Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE NE, NE SE, and part of Tract #45, being that portion of the NE/4 lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 31 - Lot 32 (31.59), Lot 34 (17.13)

Containing in the aggregate 1339.70 acs, more or less

Lease No:	88849-F-0016-02
Lessor:	Richard D & Joanna M Petersen, Individually and as Trustees of the Richard D Petersen Family Trust
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/15/2007, Book 662, Page 113, Entry 930377
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47),

Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)

Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4

Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE NE, NE SE, and part of Tract #45, being that portion of the NE/4 lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 31 - Lot 32 (31.59), Lot 34 (17.13)

Containing in the aggregate 1339.70 acs, more or less

Lease No:	88849-F-0016-03
Lessor:	Robert N Petersen and Carol D Petersen
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/28/2007, Book 663, Page 805, Entry 930772
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47), Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)

Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4
Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE/4 NE/4, NE/4 SE/4, and part of Tract #45, being that portion of the NE/4 lying Easterly from the

Exhibit A

center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way
Section 31 - Lot 32 (31.59), Lot 34 (17.13)
Containing in the aggregate 1339.70 acs, more or less
Lease No:	88849-F-0017-01
Lessor:	Judy Ann Julian
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 700, Entry 928200
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;

T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-02
Lessor:	David James Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 696, Entry 928198
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; T-25-N, R-116-W, SEC 32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-03
Lessor:	James E Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 692, Entry 928196
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-04
Lessor:	Linda Kay Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 694, Entry 928197
State:	Wyoming
County:	Lincoln

Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Exhibit A

Lease No:	88849-F-0017-05
Lessor:	Steven Jon Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 698, Entry 928199
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-06
Lessor:	Jennifer J Votruba
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 702, Entry 928201
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0018-01
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	4628.8400
Recording Info:	06/04/2007, Book 660, Page 492, Entry 929984
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 12,13,14,15,16,21,22,23,24,25, 1,842.44 acs more or less described as follows:
Section 12: S/2S/2

Section 13: N/2NW/4, NW/4NE/4, Lot 1(16.28), Lot 13 (44.58), Lot 14(32.84), Tract 114-A (12.31), Tract 114-B (40.80), Tract 114-C (40.48), Tract 114-D (40.80), Tract 114-E (11.92), Tract 115-A (40.00), Tract 115-B (40.80), Tract 115-C (40.80), Tract 115-D (11.70)

Section 14: Lot 7 (28.31), Lot 22 (26.66), Tract 61-A (40.00), W/2 of Tract 61-B (20.00) part in Section 23
Section 15: S/2SE/4
Section 16: Lot 26(24.69), Lot 27(35.12), Lot 28(10.44), all in Tract 60
Section 16: Lot 24 (24.72), Lot 25 (10.43), each in Tract 52
Section 21: Lot 4(27.77), Lot 5(40.00), Lot 6(12.23), Lot 13 (4.91), Lot 12(1.53), Lot 16(3.38), all in Tract 60
Section 21: Lot 14(35.09), Lot 15(24.02), Lot 11(11.07), Lot 24(40.00), Lot 23 (27.00), Lot 25 (13.01), Lot 30(1.63), Lot 31(4.86), Lot 34 (3.21), all in Tract 53
Section 21: Lot 2(27.80), Lot 3 (12.23), Lot 18(27.40), Lot 17(12.60), Lot 21(27.00), Lot 22(13.00), Lot 35 (1.57), Lot 38(3.16), all in Tract 52
Section 21: Lot 20 (13.00), Lot 39 (1.55)
Section 22: Lot 3 (4.77), Lot 4(4.71), N/2SW/4, SE/4NW/4, SW/4NE/4, N/2NE/4
Section 23: Lot 9 (26.64)
Section 24: E/40.00 acres of Tract 62, E/2NW/4SW/4, E/2 of Lot 8(17.54), Lot 7(36.72), SW/4NE/4
Section 25: Lot 1(12.46), Lot 6(37.12), Lot 4(12.45), Lot 9(2.90), Lot 7(4.42), all in Tract 111

T-24-N, R-118-W, SECS 07,08,18,19 - 632.28 acs more or less, described as follows:
Section 7: Lot 14(4.33), Lot 15(35.42), SE/4SW/4, S/2SE/4
Section 8: W/2SW/4
Section 18: Lot 5 (35.46), Lot 6(35.50), E/2NW/4, NE/4SW/4

Exhibit A

Section 18 & 19: Tract 115-E (29.10)
Section 19: Lot 6 (35.68), Lot 7 (35.72), Lot 9 (31.99), NE/4NW/4
Section 18: Tract 114-F (29.08)

T-22-N, R-119-W, SECS 30,31 - 433.42 acs more or less described as follows:
Section 30: Lot 12(38.39), SE/4SW/4, SW/4SE/4
Section 31: Lot 9(38.27), Lot 10(38.35), Lot 11(38.41), W/2NE/4, SE/4NE/4, E/2NW/4

T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. McKinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6th PM, and Sections 19 and 30 in Township 23 North, Range 119 West, 6th P.M. and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan 1-1. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, R-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West, 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

Lease No:	88849-F-0018-02
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	2656.1800
Recording Info:	08/20/2007, Book 669, Page 449, Entry 932318
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. Mckinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6th PM, and Sections 19 and 30 in Township 23 North, Range 119 West, 6th PM, and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan H. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, R-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West, 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and

Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

T-23-N, R-120-W, SEC 35 - 162.48 acs more or less described as being the South 2,949 feet of Section 35, T-23-N, R-120-W, lying and being situated westerly of the centerline of Cokeville-Utah Line County Road No. 12-207

Exhibit A

Lease No:	88849-F-0018-03
Lessor:	William S Buckley and Bonnie Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	2656.1800
Recording Info:	08/20/2007, Book 669, Page 452, Entry 932319
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. McKinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6th PM, and Sections 19 and 30 in Township 23 North, Range 119 West, 6th PM, and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan H. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, T-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West. 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and
Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

T-23-N, R-120-W, SEC 35 - 162.48 acs more or less described as being the South 2,949 feet of Section 35, T-23-N, R-120-W, lying and being situated westerly of the centerline of Cokeville-Utah Line County Road No. 12-207

Lease No:	88849-F-0018-04
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	773.0000
Recording Info:	08/27/2007, Book 670, Page 092, Entry 932500
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and
Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

Exhibit A

Lease No:	88849-F-0019-00
Lessor:	R & L Johnson Properties LLC by Robert M and Larue E Johnson
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	322.3500
Recording Info:	07/09/2007, Book 664, Page 805, Entry 931049
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 21,27,28,33,34 - 322.35 acs more or less described as follows:
Section 21 & 28 - Tracts 54A(39.53), 54B (39.73), 54C (39.94), and 54D (40.14)
Section 28 - Lots 8 and 9 (40.02)
Section 27 - Lots 16 and 25 (0.37)
Section 33 - Lot 7 and the N/2 of Lot 8 (40.64)
Section 34 - Lot 6 and the N/2 of Lot 16 (0.39); and

The Robert M Johnson Exchange Parcel described as follows: That part of Tract 38, T-22-N, R-120-W, 6th PM, Lincoln County, WY, lying and being situated West of a line between Corner No. 6 of said Tract 38 identical with the NE/corner of said Lot 6 and Corner No. 3 of Tract 42 of said T-22-N, R-120-W, 6th PM, identical with the SE/corner of said Lot 16 in Section 27, containing 81.59 acres more or less.

Lease No:	88849-F-0020-00
Lessor:	Sedey Ranch Inc
by John Sedey, President
Lessee:	MRC Rockies Company
Lease Date:	06/25/2007
Gross Acres:	408.7200
Recording Info:	07/23/2007, Book 666, Page 550, Entry 931512
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-120-W, SECS 22,23,26 - 408.72 acs more or less out of Sections 22, 23, and 26 of T-22-N, R-12-W, bounded on the Westward side by a portion of the lands conveyed to Lawrence B Johnson by Beckwith Quinn and Company, as recorded in Book 196, Page 28 of the Photo Records of Lincoln County, Wyoming; bounded on the Eastward side by the middle channel thread of Bear River and bounded upon its North and South sides by lines bearing due East; described more particularly in that certain Quit Claim Deed dated March 27, 2000 from John Sedey Living Trust to Sedey Ranch Inc as recorded in Book 443, Page 387 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0021-00
Lessor:	Michael Sims
Lessee:	MRC Rockies Company
Lease Date:	05/15/2007
Gross Acres:	1805.3400
Recording Info:	06/04/2007, Book 660, Page 483, Entry 929981
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SECS 24,25,36, - 1,206.95 acs more or less, described as follows:
Section 24 - SE/4 (160.00)
Section 25 - Lot 1 (39.60), Lot 2 (38.79), Lot 3 (37.98), Lot 4 (38.73), Lot 5 (1.24), Lot 6 (2.00)
Section 25 - Lot 7 (1.20), Lot 8 (0.40), NE/4 (160.00), S/2 NW/4 (80.00), N/2 SW/4 (80.00), N/2 SE/4 (80.00)
Section 36 - N/2 Lot 7, being part of a line extended West from East-West line between 11 & 13 (15.00)
Section 36 - Lot 8 (40.10), Lot 9 (40.10), Lot 10 (40.10), Lot 11 (20.88), E/2 Lot 14 (20.05), Lot 15 (40.10)
Section 36 - Lot 16 (40.10), Lot 17 (40.10), Lot 18 (40.10), S/2 & NE/4 of Lot 19 (30.08)
Section 36 - Lot 24 (40.10), Lot 25 (40.10), Lot 26 (40.10)

T-22-N, R-115-W, SECS 19, 30, 31 - 598.39 acs more or less, described as follows:
Section 19 - Lot 3 (39.39), Lot 4 (39.52), Lot 37 (160.00)
Section 30 - Lot 1 (39.65), Lot 2 (39.80), Lot 3 (39.94), Lot 4 (40.09), E/2 SW/4 (80.00),
SW/4 SE/4 (40.00)
Section 31 - NE/4 NW/4 (40.00), NW/4 NE/4 (40.00)

Exhibit A

Lease No:	88849-F-0022-01
Lessor:	Bette R Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 675, Entry 928190
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5 chains, thence West 20 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0022-02
Lessor:	Dennis T Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 678, Entry 928191
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0022-03
Lessor:	Gary R Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 684, Entry 928193
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Exhibit A

Lease No:	88849-F-0022-04
Lessor:	Robert F Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 681, Entry 928192
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0023-01
Lessor:	Thompson Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	05/21/2007
Gross Acres:	1067.6600
Recording Info:	06/04/2007, Book 660, Page 486, Entry 929982
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SEC 17 - 320.00 acs more or less, being described as being the W/2 NW/4, N/2 SW/4, SW/4 NE/4, W/2 SE/4 and SE/4 SW/4

T-21-N, R-119-W, SECS 19,20 - 160.00 acs more or less, more particularly described as follows:
Section 19 - 120.00 acs being the E/2 NE/4 and NE/4 SE/4
Section 20 - 40.00 acs being the SW/4 NW/4

T-21-N, R-120-W, SEC 01 - 240.00 acs more or less being the SW/4 NE/4, NE/4 SW/4, W/2 SE/4 and S/2 SW/4

T-22-N, R-117-W, SEC 25 - 160.00 acs more or less described as NE/4 NE/4, W/2 SE/4 and SE/4 SE/4

T-19-N, R-118-W, SEC 12 - 160.00 acs more or less being the SW/4

T-25-N, R-118-W, SEC 33 - 27.66 acs being Tract 97A and 97B

Lease No:	88849-F-0023-02
Lessor:	Etcheverry Sheep Company
Lessee:	MRC Rockies Company
Lease Date:	03/14/2008
Gross Acres:	320.0000
Recording Info:	08/29/2008, Book 703, Page 704, Entry 841774
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SEC 17 - 320.00 acs more or less, being described as being the W/2 NW/4, N/2 SW/4, SW/4 NE/4, W/2 SE/4 and SE/4 SW/4

Exhibit A

Lease No:	88849-F-0024-01
Lessor:	Alfred C Thoman Family Living Trust dtd 05-18-00
Lessee:	MRC Rockies Company
Lease Date:	04/03/2007
Gross Acres:	684.4400
Recording Info:	05/02/2007, Book 656, Page 470, Entry 928944
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,03 - 564.44 acs more or less described as follows:

SECTION 2 - S/2 SW/4 and SW/4 SE/4 LESS AND EXCEPT 37.96 acs more or less as described in that certain Warranty Deed dated February 4, 1932 from A D Hoskins and wife, Kate S Hoskins to William Julian and recorded in Book 19 Page 43, of the Deed Records of Lincoln County, Wyoming, and LESS AND EXCEPT 18.40 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife, Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 240 of the Deed Records of Lincoln County, Wyoming; and

SECTION 3 - Lot 6 (39.70), S/2 N/2 and S/2 of said Section 3, LESS AND EXCEPT 18.90 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 243 of the Deed Records of Lincoln County, Wyoming

T-22-N, R-119-W, SEC 34 - 120.00 acs more or less being the N/2 SE/4 and SW/4 SE/4

Lease No:	88849-F-0024-02
Lessor:	Shirley K Thoman Family Living Trust dtd 05-18-00
Lessee:	MRC Rockies Company
Lease Date:	04/03/2007
Gross Acres:	684.4400
Recording Info:	05/02/2007, Book 656, Page 467, Entry 928943
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119--W, SECS 02,03 - 564.44 acs more or less described as follows:

SECTION 2 - S/2 SW/4 and SW/4 SE/4 LESS AND EXCEPT 37.96 acs more or less as described in that certain Warranty Deed dated February 4, 1932 from A D Hoskins and wife, Kate S Hoskins to William Julian and recorded in Book 19 Page 43, of the Deed Records of Lincoln County, Wyoming, and LESS AND EXCEPT 18.40 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife, Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 240 of the Deed Records of Lincoln County, Wyoming; and

SECTION 3 - Lot 6 (39.70), S/2 N/2 and S/2 of said Section 3, LESS AND EXCEPT 18.90 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 243 of the Deed Records of Lincoln County, Wyoming

T-22-N, R-119-W, SEC 34 - 120.00 acs more or less being the N/2 SE/4 and SW/4 SE/4 of Section 34

Lease No:	88849-F-0025-00
Lessor:	James W Buckley
Lessee:	MRC Rockies Company
Lease Date:	08/01/2007
Gross Acres:	210.0000
Recording Info:	08/20/2007, Book 669, Page 457, Entry 932321
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 05; T-23-N, R-119-W, SEC 32 - 210.00 acs more or less described as follows:

22N119W05 - 80.87 acs being Lot 5 (40.49) and Lot 6 (40.38)

23N119W32 - 129.13 acs being Lots 12 (18.51) , 14 (18.32), 17 (39 40), 19 (39.65), and W/2 SE/4 less and except Lots 12, 14, a part of Lot 17 and part of the W/2 SE/4 being all that land lying North of the road going East and West to the East boundary from US Highway 30, including the Green Machine Shed.

Exhibit A

Lease No:	88849-F-0026-00
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	08/01/2007
Gross Acres:	66.7500
Recording Info:	08/20/2007, Book 669, Page 455, Entry 932320
State:	Wyoming
County:	Lincoln
Legal Description:

T-23-N, R-119-W, SEC 32 - 66.75 acs more or less, being Lot 12, Lot 14, a part of Lot 17 and part of the W/2 SE/4 being all that land lying North of the road going East and West to the East boundary from US Highway 30, including the Green Machine Shed,

Lease No:	88849-F-0028-00
Lessor:	Samuel O Bennion Jr and Patricia Ann Bennion
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	267.6800
Recording Info:	08/27/2007, Book 670, Page 095, Entry 932501
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 28,33; T-23-N, R-119-W, SEC 04 - 267.68 ads described as follows:

24N119W Sec 28 - Lot 15 (11.69), Lot 17 (35.23); Lot 18 (13.31) and Lot 25 (13.33) and the E/2 SE/4
24N119W Sec 33 - Lot 1 (13.33) and the NE/4 NE/4
23N119W Sec 4 - Lot 28 (13.15), Lot 30(36.28) and Lot 31 (11.36)

Lease No:	88849-F-0029-01
Lessor:	Lillian E Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 023, Entry 933326
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 6, 7 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

Exhibit A

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property Iine/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Lease No:	88849-F-0029-02
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 032, Entry 933329
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 6, 7 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear
River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right ofway and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property Iine/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline

Exhibit A

of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Lease No:	88849-F-0029-03
Lessor:	Thomas S Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 026, Entry 933327
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 06,07 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property Iine/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Exhibit A

Lease No:	88849-F-0029-04
Lessor:	Julienne Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 029, Entry 933328
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 06,07 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property Iine/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8,9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Exhibit A

Lease No:	88849-F-0055-00
Lessor:	H & B Land Company
Lessee:	MRC Rockies Company
Lease Date:	07/16/2007
Gross Acres:	410.0000
Recording Info:	09/21/2007, Book 673, Page 035, Entry 933330
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 410.00 acs more or less being Tract 47, LESS & EXCEPT that part of said Tract 47 in that certain Warranty Deed dated July 15, 2004, from Herman K Teichert and wife, Buhla B Teichert to H & B Land Company LLC as recorded in Book 562, Page 627 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0057-01
Lessor:	Kenneth W & Nanette Cook
Lessee:	MRC Rockies Company
Lease Date:	09/06/2007
Gross Acres:	205.0000
Recording Info:	09/21/2007, Book 673, Page 040, Entry 933332
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 33,34 - 205.00 acs more or less being that part of Tracts 46 and 49, more particularly described as Cottonwood Ranch North Tract in that certain Corporation Warranty Deed dated May 28, 2004, from Cottonwood Ranch Inc to Kenneth W Cook and wife Nanette Cook as recorded in Book 557, Page 322, of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0058-01
Lessor:	Esther M Hutchinson
Lessee:	MRC Rockies Company
Lease Date:	08/23/2007
Gross Acres:	159.9800
Recording Info:	09/21/2007, Book 673, Page 038, Entry 933331
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 21 - 159.98 acs more or less being Tract 53 (159.98)

Lease No:	88849-F-0058-02
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	08/23/2007
Gross Acres:	159.9800
Recording Info:	10/03/2007, Book 674, Page 269, Entry 933684
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 21 - 159.98 acs more or less being Tract 53 (159.98)

Lease No:	88849-F-0059-01
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	09/07/2007
Gross Acres:	608.0000
Recording Info:	10/03/2007, Book 674, Page 266, Entry 933683
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 32,33; 24 & 25N120W06 - 608.00 acs, more or less and being more particularly described in that certain Warranty Deed dated March 8, 1983 from S. Reed Dayton and wife, Lois T Dayton, to Norman M Harrower, as recorded in Book 199, Page 287, Photo Records of Lincoln County, Wyoming, and described as follows:

T-25-N, R-119-W, SECS 32,33, 6th PM
Section 32 - Tract 49
Section 33 - Tract 46

T-24 & 25-N, R-120-W, SEC 06, 6th PM

Exhibit A

Section 6 - Tract 108, a part of Tract 109 and a part of Tract 107, being that part lying West of the Union Pacific Railroad right-of-way

All of the aforesaid containing 608.00 acres, more or less being more particularly described in that certain Warranty Deed dated March 8, 1983 from S Reed Dayton and wife, Lois T Dayton to Norman M Harrower as recorded in Book 199, Page 287 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0059-02
Lessor:	Cottonwood Ranch Inc
Lessee:	MRC Rockies Company
Lease Date:	09/06/2007
Gross Acres:	403.0000
Recording Info:	09/28/2007, Book 673, Page 667, Entry 933536
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 32,33; T-24 & 25-N, R-120-W, SEC 06 - 608.00 acs, more or less and being more particularly described in that certain Warranty Deed dated March 8, 1983 from S. Reed Dayton and wife, Lois T Dayton, to Norman M Harrower, as recorded in Book 199, Page 287, Photo Records of Lincoln County, Wyoming, and described as follows:

T-25-N, R-119-W, SECS 32,33, 6th PM
Section 32 - Tract 49
Section 33 - Tract 46

LESS AND EXCEPT 205.00 acs more or less, being that part of Tracts 46 and 49 within Sections 33 and 34, T-25-N, R-119-W, and more particularly described as Cottonwood Ranch North Tract in that certain Corporation Warranty Deed dated May 28, 2004 from Cottonwood Ranch Inc to Kenneth W Cook and wife, Nanette Cook as recorded in Book 557, Page 332 of the Photo Records of Lincoln County, Wyoming

T-24 & 25-N, R-120-W, SEC 06, 6th PM

Section 6 - Tract 108, a part of Tract 109 and a part of Tract 107, being that part lying West of the Union Pacific Railroad right-of-way All of the aforesaid containing 608.00 acres, more or less being more particularly described in that certain Warranty Deed dated March 8, 1983 from S Reed Dayton and wife, Lois T Dayton to Norman M Harrower as recorded in Book 199, Page 287 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0060-01
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	09/04/2007
Gross Acres:	3328.4480
Recording Info:	09/21/2007, Book 673, Page 017, Entry 933323
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, 6th PM, 1,715.019 acs described as follows:

Section 21 - Lots 30, 32 and 34

Section 28 - Lots 2,4, 5,7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right-of-way and that part of Tract 129, lying Westerly of the centerline of the Bear River

Section 29 - Lots 34, 36, 37 and Tract 56 and Tract 58

Section 31 - Lot 5, North of property line/fence line as described by Surveyor

Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994

Section 30 - Tract 53
Section 32 - Lot 7
Section 33 - Lots 8, 9, 14, 15, 25, 26, 32 and 42
Sections 20 & 29 - Tract 59
Sections 29 & 32 - Tract 57
Sections 21, 28, & 29 - Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River Sections 19 & 20 - S/2 of Tract 80B and the S/2 of Tract 81

Exhibit A

T-24-N, R-119-W, SECS 06,07; T-24-N, R-119 &120-W; T-24-N, R-120-W, SECS
01,03,04,09,12,14 - 806.478 acs described as follows:

T-24-N, R-119-W, 6th P.M.
Section 6 - Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River
Section 7 - Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River

T-24-N, R-119 & 120-W 6th P.M.
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River

T-24-N, R-120-W, 6th P. M.
Section 1 - S/2 SE/4, Tracts 41A, 41C, 41D,45 and 130
Section 3 - Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994
Section 4 - Lots 5 and 10
Section 9 - Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994
Section 12 - NE/4
Section 14 - NW/4NW/4

Lease No:	88849-F-0061-01
Lessor:	Ronald H & Vonda L Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 046, Entry 933334
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0061-02
Lessor:	Richard B & Debra F Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 049, Entry 933335
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0061-03
Lessor:	Chad B Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 043, Entry 933333
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Exhibit A

Lease No:	88849-F-0061-04
Lessor:	Briant B and Clyda J Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 020, Entry 933325
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126, of the Photo Records of Lincoln County, Wyoming.

Lease No:	88849-F-0062-00
Lessor:	K-H Cornia Investments LLC
Lessee:	MRC Rockies Company
Lease Date:	09/13/2007
Gross Acres:	555.0000
Recording Info:	09/28/2007, Book 673, Page 661, Entry 933534
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-120-W, SEC 27, 6th PM - 555.00 acs more ore less described as beginning at a point situated on the West Boundary of Tract 42 from whence the NW/corner of Section 27, T-22-N, R-12-W, Lincoln County, Wyoming bears South 1343.10 feet; thence South 84 deg 25’ East, 3062 feet, thence North 74 deg 20’ East, 1164.0 feet; thence South 81 deg 38’ East, 890.40 feet; thence South 26 deg 20’ East, 508.80 feet; thence South 20 Deg 41” East, 4249.00 feet; thence South 2 deg 27’ West, 1320.70 feet along the Western boundary of the holdings of John Sedey and Beckquith-Quinn and Company of A. B Weston; thence North 63 deg 57’ West, 7453.50 feet to a point situated in the West boundary of Tract 42; thence North 2574.90 feet along the West boundary of said Tract 42 to the point of beginning and containing 555.00 acres, more or less

Lease No:	88849-F-0063-00
Lessor:	Dayton Sublette LLC
Lessee:	MRC Rockies Company
Lease Date:	09/10/2007
Gross Acres:	504.3100
Recording Info:	09/28/2007, Book 673, Page 664, Entry 933535
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 14,23,24 - 504.31 acs more or less, described as follows:
Section 14, 23 - E/2 of Tract 61B and all of Tract 61C
Section 23 - Tract 61D, Lot 5, 6, 13, 18, 20, 21, S/2 SE/4 and SE/4 SW/4
Section 23, 24 - Tract 62 less and except the East 40.00 acres
Section 24 - W/2 of Lot 8, W/2 NW/4 SW/4

Lease No:	88849-F-0093-00
Lessor:	Anderson Brothers Trust dated 09-26-84, by Craig D Anderson, Trustee and Claudia M Anderson, Individually and as Trustees
Lessee:	MRC Rockies Company
Lease Date:	11/08/2007
Gross Acres:	1930.6700
Recording Info:	02/01/2008, Book 685, Page 495, Entry 936671
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 06, 6th PM
Section 6: All of Resurvey Tract 115

T-25-N, R-120-W, SEC 01, 6th PM

Section 1: Tracts 43 and 44 (described under original survey as Lots 2, 3,4, SW/4NW/4, N/2SE/4 and E/2SW/4) LESS AND EXCEPT: 1.00 acres, more or less, described in that Certain Warranty Deed dated November 23, 1949 from Parley T. Anderson et al to Alma K. Walton as recorded in Book 27, Page 380 of the Photo Records of Lincoln County, Wyoming. LESS

Exhibit A

AND EXCEPT: 1.65 acres, more or less, described in that certain Warranty Deed dated June 14, 1915 from Parley T Anderson to Oregon Short Line Railroad Company, as recorded in Book 2, Page 318 of the Deed Records of Lincoln County, Wyoming.

LESS AND EXCEPT: 0.73 acres, more or less, described in that certain Warranty Deed dated August 23, 1916 from Parley T. Anderson to Oregon Short Line Railroad Company as recorded in Book 2, Page 509 of the Deed Records of Lincoln County, Wyoming.

All of Resurvey Tract 115
A parcel of land bounded on the North by Tracts 44 and 116, on the East by Tract 116 on the South by Tract 43 and on the West by the Idaho State Line, containing 91.46 acres, more or less.

T-26-N, R-119-W, SECS 29,30,31,32, 6th PM
Section 29: SE/4SW/4
Section 30: SW/4SE/4, S/2SW/4
Section 31: S/2, S/2N/2, N/2NW/4, NW/4NE/4
Section 32: Lots I and 2, SW/4NE/4, E/2NW/4, SW/4NW/4, N/2SW/4, NW/4SW/4

T-26-N, R-120-W, SEC 25, 6th PM

Section 25: S/2SE/4 LESS AND EXCEPT: 1.568 acres, more or less, described in that certain Warranty Deed dated May 28, 1932 from Parley T. Anderson et ux to John Peccolo and Ermett Colobarie, as recorded in Book 17, Page 286 of the Deed Records of Lincoln County, Wyoming. LESS AND EXCEPT: 1.58 acres, more or less, described in that certain Warranty Deed dated April 2, 1938 from Parley T Anderson etux to Reuei T, Call, as recorded in Book 18, Page 606 of the Deed Records of Lincoln County, Wyoming. LESS AND EXCEPT: 1.00 acres, more or less, described in that certain Warranty Deed dated July 28, 1959 from Theodore Anderson et al to Robert Lewis Dayton, as recorded in Book 35, Page 518 of the Photo Records of Lincoln County, Wyoming.

Section 36: NE/4, E/2SE/4 LESS AND EXCEPT: from the hereinabove described lands, 18.16 acres, more or less, described in that certain Warranty Deed dated March 30, 1935 from Parley T. Anderson to Lincoln County, Wyoming as recorded in Book 20, Page 185 of the Deed Records of Lincoln County, Wyoming.

Lease No:	88849-F-0094-00
Lessor:	Fisher Revocable Trust dated 06-23-05
Lessee:	MRC Rockies Company
Lease Date:	11/14/2007
Gross Acres:	161.6600
Recording Info:	02/01/2008, Book 685, Page 493, Entry 936670
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-120-W, SECS 01,12, 6th PM
Section 1 and 12, 161.66 acs being Tract 42

Lease No:	88849-F-0095-00
Lessor:	Darcy Brent & Mary Ann Holden
Lessee:	MRC Rockies Company
Lease Date:	11/27/2007
Gross Acres:	149.2300
Recording Info:	02/01/2008, Book 685, Page 498, Entry 936672
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-120-W, SECS 25,36
149.23 acs being Lot 4 of Section 25, and Lots 1 & 2 of Section 36

Exhibit A

Lease No:	88849-F-0129-00
Lessor:	Michael R Whitby
Lessee:	MRC Rockies Company
Lease Date:	01/28/2008
Gross Acres:	97.4600
Recording Info:	02/26/2008, Book 688, Page 050, Entry 937203
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 03 - 97.46 acs, more or less, being all that portion of Tract 94,
LESS AND EXCEPT land previously deeded to George L Hankin and Mavis A Hankin recorded in Book 157PR, Page 29 and Book 296PR Page 89. Also LESS AND EXCEPT
Lots 35, 43 and 44 of Tract 94, subject to easements and rights-of-way of record and vision

Lease No:	88849-F-0130-01
Lessor:	Carma R Fabrizio
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 041, Entry 937200
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119- W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows:

Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way,thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows: Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No. 4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present

Exhibit A

Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence South 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-02
Lessor:	Raymond H Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 056, Entry 937205
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows:

Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way,thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No. 4 of said Tract 104; thence South 33.18 chains to the place of beginning.

Exhibit A

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No. 2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-03
Lessor:	Carolyn R Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	03/05/2008, Book 688, Page 697, Entry 937384
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way,thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains;

Exhibit A

North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No. 4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.90 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence South 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-04
Lessor:	Monea Mathews
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 044, Entry 937201
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45, Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County

Exhibit A

deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-05
Lessor:	Gwen Taylor
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 053, Entry 937204
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45, Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence Northalong the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05 A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Exhibit A

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-06
Lessor:	David L Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 047, Entry 937202
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45, Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 0 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.

All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

Exhibit A

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows: Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-07
Lessor:	Ilene Harward
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	04/02/2008, Book 691, Page 056, Entry 937973
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45, Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows:

Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way,thence South 89°30’ East 130 feet to the place of beginning.

Exhibit A

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows: Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0131-00
Lessor:	Reed Land and Cattle Company LLP
Lessee:	MRC Rockies Company
Lease Date:	02/14/2008
Gross Acres:	729.3700
Recording Info:	04/02/2008, Book 691, Page 059, Entry 937974
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 20,21 - 729.37 acs being All of Tracts 78, 79 and 86

Lease No:	88849-F-0132-00
Lessor:	Julie Anne Reed
Lessee:	MRC Rockies Company
Lease Date:	02/05/2008
Gross Acres:	238.4500
Recording Info:	04/02/2008, Book 691, Page 067, Entry 937977
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SEC 27 - 238.45 acs being all of Tract 62 and all of Tract 61 of Township 25 North, Range 119 West, 6th P.M., lying and being situated Easterly of the Oregon Short Line Railroad; EXCEPTING THEREFROM the following described Tracts of land:

Beginning at corner No. 2 of Tract 129 where is found a concrete tack set in Highway 30N with 2” 1 P&BC witness corners set Westerly and Southerly; thence South 87°42’ East,458.00 feet to a point; thence South 10°11’ East, 407.90 feet to a point; thence South 83°31’ West, 954.30 feet, more or less, to the East right-of-way line of the Oregon Short Line Railroad; thence North 09°37’ West, 537.00 feet, more or less, along the said right-of-way line to the North line of said Tract 61; thence South 89°47’ East, 103.00 feet along the said North line to a point; thence continuing South 89°47’ East, 405.00 feet, more or less, along the said North line to the place of beginning; each point being marked by a 2” galvanized steel pipe 30” long with brass cap appropriately inscribed; encompassing an area of 10.40 acres, more or less; and

Exhibit A

That part of Tract 61 of Township 25 North, Range 119 West, Lincoln County, Wyoming, described as follows: Beginning at Corner No. 3 of Tract 48, Township 25 North, Range 119 West, 6th P.M., and running North 9° West 527.00 feet; thence North 42° East 104.00 feet; thence North 37° West 104.00 feet; thence West 184.00 feet to the Oregon Short Line Railroad (or right-of-way, as the case may be); thence South 10°39’ East 693.00 feet along the Oregon Short Line Railroad (or East boundary of the Oregon Short Line Railroad right-of-way, as the case may be); thence South 89°30’ East 130.00 feet to the place of beginning, containing 2.38 acres, more or less.

Lease No:	88849-F-0133-01
Lessor:	Frederic C Reed
Lessee:	MRC Rockies Company
Lease Date:	02/22/2008
Gross Acres:	76.6900
Recording Info:	04/02/2008, Book 691, Page 061, Entry 937975
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 21,22 - 76.69 acs being all that portion of the most Northerly forty acres, more or less, of Tract 129, of Township 25 North, Range 119 West, 6th P. M., lying and being East of the right-of-way of the Oregon Short Line Railroad (Union Pacific System) formerly described as the SW/4SW/4 of Section 21, Township 25 North, Range 19 West 6th P. M., more particularly described by metes and bounds as follows: Beginning at corner No. I of said Tract 129 and running thence South 0 deg 16’ East 20.43 chains; thence North 89°53’ West to the Easterly boundary line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System); thence running in a Northwesterly direction along said right-of-way boundary to a point on the North boundary of said Tract 129; thence South 80°53’ East to Corner No. I of said Tract 129, the place of beginning.

All of that portion of Tract 76, of Township 25 North, Range 119 West, 6th P. M., lying and being situated East of the East line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System), according to the resurvey and known and described under the original survey thereof as being approximately the whole of the NW/4SW/4 of Section 22, Township 25 North, Range 119 West, 6th P. M., LESS AND EXCEPT: approximately 3.31 acres conveyed to Lincoln County by Deed dated March 30, 1935 and Recorded December17, 1937 in Book 21, Page 60 of the Deed Records, Lincoln County, Wyoming, for highway purpose and which portion lies on the Easterly portion of said hereinabove-described land.

Lease No:	88849-F-0133-02
Lessor:	Bernadine A Reed and Frederic C Reed, Trustees of the Bernadine A Reed Revocable
Trust dated December 26, 1991
Lessee:	MRC Rockies Company
Lease Date:	02/22/2008
Gross Acres:	76.6900
Recording Info:	04/02/2008, Book 691, Page 064, Entry 937976
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 21,22 - 76.69 acs being all that portion of the most Northerly forty acres, more or less, of Tract 129, of Township 25 North, Range 119 West, 6th P. M., lying and being East of the right-of-way of the Oregon Short Line Railroad (Union Pacific System) formerly described as the SW/4SW/4 of Section 21, Township 25 North, Range 119 West 6th P. M., more particularly described by metes and bounds as follows:

Beginning at corner No. I of said Tract 129 and running thence South 0 deg 16’ East 20.43 chains; thence North 89°53’ West to the Easterly boundary line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System); thence running in a Northwesterly direction along said right-of-way boundary to a point on the North boundary of said Tract 129; thence South 80°53’ East to Corner No. I of said Tract 129, the place of beginning. All of that portion of Tract 76, of Township 25 North, Range 119 West, 6th P. M., lying and being situated East of the East line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System), according to the resurvey and known and described under the original survey thereof as being approximately the whole of the NW1/4SW1/4 of Section 22, Township 25 North, Range 119 West, 6th P. M., LESS AND EXCEPT: approximately 3.31 acres conveyed to Lincoln County by Deed dated March 30, 1935 and Recorded December17, 1937 in Book 21, Page 60 of the Deed Records, Lincoln County, Wyoming, for highway purpose and which portion lies on the Easterly portion of said hereinabove-described land.

Exhibit A

Lease No:	88849-F-0134-00
Lessor:	Jeanne Reed Esterholdt
Lessee:	MRC Rockies Company
Lease Date:	02/26/2008
Gross Acres:	23.5800
Recording Info:	04/02/2008, Book 691, Page 070, Entry 937978
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 27,28 - 23.58 acs being that part of Tract 61 and 62 described as follows:

Beginning at corner No.2 of Tract 129 where is found a concrete tack set in Highway 30N with 2” 1P&BC witness corners set Westerly and Southerly; thence South 87°42’ East, 458.00 feet to a point; thence South 10 deg 11’ East, 407.90 feet to a point; thence South 83°31’ West, 954.30 feet, more or less, to the East right-of-way line of the Oregon Short Line Railroad; thence North 09°37’ West, 537.00 feet, more or less, along the said right-of-way line to the North line of said Tract 61; thence South 89°47’ East, 103.00 feet along the said North line to a point; thence continuing South 39047’ East, 405.00 feet, more or less, along the said North line to the place of beginning; each point being marked by a 2” alvanized steel pipe 30” long with brass cap appropriately inscribed. LESS AND EXCEPT: 2.00 acres, more or less, deeded to the State Highway Commission of Wyoming and described as Parcel I on that certain Quit Claim Deed recorded in Book 127, Page 318 of the Photostatic Records, Lincoln County, Wyoming.

That part of Tract 129 of Township 25 North, Range 119 West, 6th P. M., Lincoln County, Wyoming described as follows:

Beginning at Corner No,. 4 of Tract 62; thence North 450.0 feet along the East line of said Tract 129 to a point; thence West 287.4 feet to a point; thence South 450.0 feet to a point; thence South 12°02’ West 388.2 feet to a point; thence South 02°08’ West 980.5 feet to a point on the South line of said Tract 129 South 89°47’ East 405.0 feet to Corner No. 2 of said Tract 129; thence North 1360.92 feet, more or less, along the East line of said Tract 129 to the corner of beginning; each point being marked by a 2” galvanized steel pipe with brass cap appropriately inscribed.

That part of Lot 8 of Section 27, Township 25 North, Range 119 West, 6th P. M., Lincoln County, Wyoming described as follows:

Beginning at said Corner No. 4 of Tract 62; thence South 89°52’ East 51.5 feet along the South boundary of said Lot 8; thence Northerly 450.8 feet along the West right-of-way line of Highway 30 North; thence West 70.5 feet to a point on the West line of said Lot 8 which is identical with the East line of said Tract 129;’thence South 450.0 feet along the said West line of Lot 8 to the place of beginning; all in accordance with the map prepared and filed for record in the Office of the Clerk of Lincoln County, Wyoming.

Lease No:	88849-P-0097-00
St/Fed Lease No:	WYW174332
Lessor:	BLM - MMS WYW174332
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	2200.7300
Recording Info:	02/05/2008, Book 685, Page 740, Entry 936733
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 03,04,09,10,15 - 2,200.73 acs described as follows:
Section 03 - Lots 5-8, S/2 N/2, S/2
Section 04 - Lots 5-8
Section 09 - Lots 5-8
Section 10 - NE/4, NE/4 NW/4, S/2 NW/4, S/2
Section 15 - All

Exhibit A

Lease No:	88849-P-0098-00
St/Fed Lease No:	WYW174333
Lessor:	BLM - MMS WYW174333
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	1443.8200
Recording Info:	02/05/2008, Book 685, Page 750, Entry 936734
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 14,23,26 - 1,443.82 acs described as follows:
Section 14 - Lots 1, 4, 5, 8, 9, 12, 13, 16 and the N/2
Section 23 - Lots 1, 4, N/2 and N/2 S/2
Section 26 - Lots 3, 4, 9, 10, 13 and W/2

Lease No:	88849-P-0099-00
St/Fed Lease No:	WYW174334
Lessor:	BLM - MMS WYW174334
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	1507.0900
Recording Info:	02/05/2008, Book 685, Page 761, Entry 936735
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 21,22,27,28 - 1,507.09 acs described as follows:
Section 21 - Lots 5-8
Section 22 - N/2, SW/4, N/2 SE/4
Section 27 - All
Section 28 - Lots 5-8

Lease No:	88849-P-0100-00
St/Fed Lease No:	WYW174335
Lessor:	BLM - MMS WYW174335
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	1552.8400
Recording Info:	02/05/2008, Book 685, Page 771, Entry 936736
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 02,03,04 - 1,552.84 acs described as follows:
Section 02 - Lots 6, 9-13,15, 22, 24-26, 29, SW/4 and S/2 SE/4
Section 03 - Lots 5-8, 10-16 and S/2
Section 04 - Lots 6-8

Lease No:	88849-P-0101-00
St/Fed Lease No:	WYW174336
Lessor:	BLM - MMS WYW174336
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	2089.0500
Recording Info:	02/05/2008, Book 685, Page 780, Entry 936737
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 09,10,15,21,22 - 2,089.05 acs described as follows:
Section 09 - Lots 6, 8
Section 10 - N/2, NE/4 SW/4, S/2 SW/4, SE/4
Section 15 - All
Section 21 - Lots 5-8
Section 22 - N/2 NE/4, SW/4 NE/4, W/2 and SE/4

Exhibit A

Lease No:	88849-P-0102-00
St/Fed Lease No:	WYW174337
Lessor:	BLM - MMS WYW174337
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	1783.5700
Recording Info:	02/05/2008, Book 685, Page 789, Entry 936738
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 11,14,23 - 1,783.57 acs described as follows:
Section 11 - All
Section 14 - NE/4 NE/4 NW/4, S/2 NW/4, S/2
Section 23 - Lots 1, 4, 5, 8, NE/4, N/2 NW/4, SE/4 NW/4 and SW/4

Lease No:	88849-P-0103-00
St/Fed Lease No:	WYW174338
Lessor:	BLM - MMS WYW174338
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	2052.5200
Recording Info:	02/05/2008, Book 685, Page 799, Entry 936739
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 27,28,33,34,35 - 2052.52 acs described as follows:
Section 27 - All
Section 28 - Lots 5-8
Section 33 - Lots 5-8
Section 34 - All
Section 35 - N/2 NE/4, NE/4 NW/4, S/2

Lease No:	88849-P-0104-00
St/Fed Lease No:	WYW174823
Lessor:	BLM - MMS WYW174823
Lessee:	Meath LLC
Lease Date:	10/01/2007
Gross Acres:	1346.8800
Recording Info:	09/26/2007, Book 673, Page 356, Entry 933451
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SECS 04,20 - 1346.88 acs described as follows:
Section 04 - Lots 1-12 and S/2
Section 20 - E/2, E/2 W/2

Lease No:	88849-P-0105-00
St/Fed Lease No:	WYW174825
Lessor:	BLM - MMS WYW174825
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 854, Entry 937709
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SECS 35 - 40.00 acs being the NE/4 NE/4 of Section 35

Exhibit A

Lease No:	88849-P-0106-00
St/Fed Lease No:	WYW174826
Lessor:	BLM - MMS WYW174826
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	1745.3900
Recording Info:	03/20/2008, Book 689, Page 863, Entry 937710
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 01,02,12,13,24,25 - 1,745.39 acs described as follows:
Section 01 - Lots 5-12
Section 02 - Lots 6, 8, 9, 13, 16-19,
Section 12 - Lots 2, 3, SW/4 NE/4, SE/4 NW/4, E/2 SW/4, SE/4
Section 13 - NE/4, SE/4 NW/4, E/2 SW/4, NE/4 SE/4, S/2 SE/4
Section 24 - Lots 4, 7, NE/4, E/2 NW/4, NW/4 SE/4, Lot 5 of TR 48 and Lot 6 of TR 48
Section 25 - Lots 5, 6

Lease No:	88849-P-0107-00
St/Fed Lease No:	WYW174827
Lessor:	BLM - MMS WYW174827
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	972.7700
Recording Info:	03/20/2008, Book 689, Page 879, Entry 937711
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 07,08,09 - 972.77 acs described as follows:
Section 07 - Lots 10, 11, NE/4 NE/4, S/2 NE/4, N/2 SE/4
Section 08 - N/2, N/2 S/2, SE/4 SE/4
Section 09 - Lots 1-7

Lease No:	88849-P-0108-00
St/Fed Lease No:	WYW174828
Lessor:	BLM - MMS WYW174828
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	2202.9600
Recording Info:	03/20/2008, Book 689, Page 890, Entry 937712
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 03,10,15,22 - 2202.96 acs described as follows:
Section 03 - Lots 5, 6, S/2 N/2, NW/4 SW/4, S/2 SW/4, SE/4
Section 10 - N/2, N/2 SW/4, SE/4 SW/4, SE/4
Section 15 - Lots 1-4, 9, 15, 16, N/2 N/2, SE/4 SW/4, S/2 SE/4
Section 22 - Lots 1, 4, 5, E/2, E/2 W/2, NW/4 SW/4

Lease No:	88849-P-0109-00
St/Fed Lease No:	WYW174829
Lessor:	BLM - MMS WYW174829
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	736.2500
Recording Info:	03/20/2008, Book 690, Page 001, Entry 937713
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 04,09,16,21,28 - 736.25 acs described as follows:
Section 04 - Lot 8, S/2 NE/4, SE/4
Section 09 - Lots 1-4, 9, NE/4, SE/4 NW/4
Section 16 - Lots 1, 10
Section 21 - Lot 15
Section 28 - Lots 4, 14, SE/4 NE/4

Exhibit A

Lease No:	88849-P-0110-00
St/Fed Lease No:	WYW174830
Lessor:	BLM - MMS WYW174830
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	504.8330
Recording Info:	03/20/2008, Book 690, Page 015, Entry 937715
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 18,19,30 - 504.83 acs described as follows:
Section 18 - Lots 6, 7, 10, 14, 16, 17, 20, 26-31
Section 19 - Lots 9-12, 26--28, 31
Section 30 - Lots 21-24

Lease No:	88849-P-0135-00
St/Fed Lease No:	WYW175167
Lessor:	BLM - MMS WYW175167
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	2080.0000
Recording Info:	06/20/2008, Book 697, Page 870, Entry 939942
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118--W, SECS 13,14,15,17 - 2,080.00 acs described as follows:
Section 13 - N/2, SW/4
Section 14 - All
Section 15 - All
Section 17 - E/2

Lease No:	88849-P-0136-00
St/Fed Lease No:	WYW175168
Lessor:	BLM - MMS WYW175168
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	599.6200
Recording Info:	06/20/2008, Book 697, Page 895, Entry 939944
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-118-W, SECS 01,12,13, 599.60 acs described as follows:
Section 1 - Lots 6 - 8
Section 1 - SW/4 NE/4
Section 12 - W/2 NW/4, NW/4 SW/4
Section 13 - NE/4 NE/4, S/2 NE/4, NW/4 NW/4, SE/4 NW/4, NE/4 SW/4
Section 13 - N/2 SE/4

Lease No:	88849-P-0137-00
St/Fed Lease No:	WYW175169
Lessor:	BLM - MMS WYW175169
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	1240.0000
Recording Info:	06/20/2008, Book 697, Page 882, Entry 939943
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-118-W, SECS 04,09,21,22 - 1,240.00 acs described as follows:
Section 4 - SE/4 NE/4, NE/4 SE/4
Section 9 - SE/4 NE/4, N/2 S/2
Section 21 - All
Section 22 - S/2

Exhibit A

Lease No:	88849-P-0138-00
St/Fed Lease No:	WYW176009
Lessor:	BLM - MMS WYW176009
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	76.0000
Recording Info:	11/25/2008, Book 709, Page 717, Entry 943827
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 20 - 76.00 acs being Lots 2, 3, 12, 13 and 33

Lease No:	88849-P-0139-00
St/Fed Lease No:	WYW176010
Lessor:	BLM - MMS WYW176010
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	55.7500
Recording Info:	11/25/2008, Book 709, Page 730, Entry 943828
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 28 - 55.75 acs being Lot 15 of TR 54; Lot 1 of TR 55; and Lot 2 of
TR 55

Lease No:	88849-P-0140-00
St/Fed Lease No:	WYW176011
Lessor:	BLM - MMS WYW176011
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	150.3400
Recording Info:	11/25/2008, Book 709, Page 742, Entry 943829
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 30,31 - 150.34 acs described as follows:
Sec 30 - Lot 33 of TR 44
Sec 30 - Lot 34 of TR 44
Sec 30 - Lot 11 of TR 47
Sec 30 - Lot 12 of TR 47
Sec 30 - Lot 13 of TR 47
Sec 30 - Lot 14 of TR 47
Sec 31 - Lot 11 of TR 44
Sec 31 - Lot 12 of TR 44
Sec 31 - Lot 21 of TR 44
Sec 31 - Lot 22 of TR 44

Lease No:	88849-P-0141-00
St/Fed Lease No:	WYW176012
Lessor:	BLM - MMS WYW176012
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	365.3200
Recording Info:	11/25/2008, Book 709, Page 754, Entry 943830
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 13,14,24 - 365.32 acs being described as follows:
Section 13 - Lots 8, 14, 24
Section 13 - Lot 4 of TR 92
Section 13 - Lot 5 of TR 92
Section 13 - Lot 15 of TR 92
Section 14 - Lot 2 of TR 91
Section 14 - Lot 1 of TR 92
Section 24 - Lot 13
Section 24 - E/2 NE/4, NE/4 SE/4
Section 24 - Lot 14 of TR 47

Exhibit A

Lease No:	88849-P-0142-00
St/Fed Lease No:	WYW174331
Lessor:	BLM - MMS WYW174331
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	2238.4800
Recording Info:	02/05/2008, Book 685, Page 729, Entry 936732
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W,SECS 01,02,11,12 - 2,238.48 acs described as follows:
Section 01 - Lots 5-8, 11, 12, 14, 17, 18, 22, 24, 25, 28 and W/2 SW/4
Section 02 - Lots 5, 8-11, 13, 16, 18, 19, 22, SW/4 NW/4, NW/4 SW/4 and S/2 S/2
Section 11 - All
Section 12 - All

Lease No:	88849-S-0030-00
St/Fed Lease No:	06-00512
Lessor:	State of WY Lease #06-00512, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	06/02/2006
Gross Acres:	640.0000
Recording Info:	07/17/2006, Book 626, Page 496, Entry 920298
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-116-W, SEC 35 - 640.00 acs being All of Tract 65 (formerly Section 35)

Lease No:	88849-S-0031-00
St/Fed Lease No:	07-00168
Lessor:	State of WY Lease #07-00168, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	40.0000
Recording Info:	03/08/2007, Book 650, Page 509, Entry 927436
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 19 - 40.00 acs being Lot 15

Lease No:	88849-S-0032-00
St/Fed Lease No:	07-00169
Lessor:	State of WY Lease #07-00169, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	46.5900
Recording Info:	03/08/2007, Book 650, Page 506, Entry 927435
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 30 - 46.59 acs being Lot 8

Lease No:	88849-S-0033-00
St/Fed Lease No:	07-00170
Lessor:	State of WY Lease #07-00170, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	40.0000
Recording Info:	03/08/2007, Book 650, Page 503, Entry 927434
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 31 - 40.00 acs being Lot 5

Exhibit A

Lease No:	88849-S-0034-00
St/Fed Lease No:	07-00173
Lessor:	State of WY Lease #07-00173, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	78.9400
Recording Info:	03/08/2007, Book 650, Page 500, Entry 927433
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 04 - 78.49 acs more less being Lot 7 and SE/4 NW/4

Lease No:	88849-S-0035-00
St/Fed Lease No:	07-00174
Lessor:	State of WY Lease #07-00174, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	80.0000
Recording Info:	03/08/2007, Book 650, Page 497, Entry 927432
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 04 - 80.00 acs more or less being the E/2 SW/4

Lease No:	88849-S-0036-00
St/Fed Lease No:	07-00176
Lessor:	State of WY Lease #07-00176, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 494, Entry 927431
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 36 - 640.00 acs being All of Section 36

Lease No:	88849-S-0037-00
St/Fed Lease No:	07-00179
Lessor:	State of WY Lease #07-00179, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 491, Entry 927430
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88849-S-0038-00
St/Fed Lease No:	07-00180
Lessor:	State of WY Lease #07-00180, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	320.0000
Recording Info:	03/08/2007, Book 650, Page 488, Entry 927429
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 20,29 - 320.00 acs being the SE/4 of Section 20, and the NE/4 of
Section 29, T-23-N, R-118-W

Exhibit A

Lease No:	88849-S-0039-00
St/Fed Lease No:	07-00181
Lessor:	State of WY Lease #07-00181, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/07/2007
Gross Acres:	160.0000
Recording Info:	03/08/2007, Book 650, Page 485, Entry 927428
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 20 - 160.00 acs being the SW/4

Lease No:	88849-S-0040-00
St/Fed Lease No:	07-00184
Lessor:	State of WY Lease #07-00184, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/07/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 482, Entry 927427
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SECS 29, 32 - 640.00 acs being the W/2 of Section 29, and the W/2 of
Section 32, T-23-N, R-118-W

Lease No:	88849-S-0041-00
St/Fed Lease No:	07-00186
Lessor:	State of WY Lease #07-00186 (Parcel 197), Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 479, Entry 927426
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 36 - 640.00 acs being All of Section 36,

Lease No:	88849-S-0042-00
St/Fed Lease No:	07-00193
Lessor:	State of WY Lease #07-00193, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	04/02/2007
Gross Acres:	320.0000
Recording Info:	04/26/2007, Book 655, Page 796, Entry 928773
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SEC 36 - 320.00 acs being Tract 46 Resurvey (formerly W/2 Sec 36)

Lease No:	88849-S-0043-00
St/Fed Lease No:	07-00194
Lessor:	State of WY Lease #07-00194, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	04/02/2007
Gross Acres:	39.5100
Recording Info:	04/26/2007, Book 655, Page 799, Entry 928774
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-115-W, SEC 06 - 39.51 acs more or less being Lot 1 Section 6 Resurvey

Exhibit A

Lease No:	88849-S-0044-00
St/Fed Lease No:	06-00213
Lessor:	State of WY Lease #06-00213, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2006
Gross Acres:	640.0000
Recording Info:	03/06/2006, Book 613, Page 677, Entry 916427
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-116-W, SEC 36 - 640.00 acs being all of Lot 38 Resurvey (formerly known as
All of Section 36)

Lease No:	88849-S-0045-00
St/Fed Lease No:	06-00214
Lessor:	State of WY Lease #06-00214, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	634.6600
Recording Info:	03/06/2006, Book 613, Page 680, Entry 916428
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SEC 36 - 634.66 acs more or less being Lot 38 Resurvey (formerly All of
Section 36)

Lease No:	88849-S-0046-00
St/Fed Lease No:	05-00376
Lessor:	State of WY Lease #05-00376, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	393.2600
Recording Info:	07/09/2007, Book 665, Page 104, Entry 931098
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-116-W, SEC 02 - 393.26 acs more or less being Tract 76 Lots 5 - 7, 12 - 17, 22
- 27 of said Section 2

Lease No:	88849-S-0047-00
St/Fed Lease No:	05-00377
Lessor:	State of WY Lease #05-00377, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	640.0000
Recording Info:	07/09/2007, Book 665, Page 102, Entry 931097
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SEC 16 - 640.00 acs being Tract 59 Resurvey (formerly All of Section
16)

Lease No:	88849-S-0048-00
St/Fed Lease No:	05-00378
Lessor:	State of WY Lease #05-00378, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	38.0500
Recording Info:	07/09/2007, Book 665, Page 100, Entry 931096
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SEC 35 - 38.05 acs being Lot 8 Resurvey (formerly Part of SE SW Sec
35)

Exhibit A

Lease No:	88849-S-0049-00
St/Fed Lease No:	05-00379
Lessor:	State of WY Lease #05-00379, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	87.4100
Recording Info:	07/09/2007, Book 665, Page 098, Entry 931095
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-117-W, SEC 07 - 87.41 acs being Lots 10 and 14

Lease No:	88849-S-0050-00
St/Fed Lease No:	05-00380
Lessor:	State of WY Lease #05-00380, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	594.0000
Recording Info:	07/09/2007, Book 665, Page 096, Entry 931094
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 12 - 594.00 acs being Tract 56 Resurvey (formerly All Sec 12)

Lease No:	88849-S-0051-00
St/Fed Lease No:	05-00381
Lessor:	State of WY Lease #05-00381, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	596.9200
Recording Info:	07/09/2007, Book 665, Page 094, Entry 931093
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 13 - 596.92 acs being Tract 49 Resurvey (formerly All Section 13)

Lease No:	88849-S-0052-00
St/Fed Lease No:	05-00382
Lessor:	State of WY Lease #05-00382, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	320.0000
Recording Info:	07/09/2007, Book 665, Page 092, Entry 931092
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 10 - 320.00 acs being Tract 71 Resurvey (formerly W/2 Section 10)

Lease No:	88849-S-0053-00
St/Fed Lease No:	05-00383
Lessor:	State of WY Lease #05-00383, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	640.0000
Recording Info:	07/09/2007, Book 665, Page 090, Entry 931091
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 16 - 640.00 acs being All of Section 16

Exhibit A

Lease No:	88849-S-0054-00
St/Fed Lease No:	05-00384
Lessor:	State of WY Lease #05-00384, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	298.5300
Recording Info:	07/09/2007, Book 665, Page 106, Entry 931099
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SECS 19,21,28,30
SEC 19 - 155.78 acs being S/2 NE, SE NW, Lot 8
SEC 21 - 40.00 acs being the NE SW
SEC 28 - 40.00 acs being the SW NE
SEC 30 - 62.75 acs being Lots 6, 8, NE SW
containing in the aggregate 298.53 acs more or less

Lease No:	88849-S-0064-00
St/Fed Lease No:	07-00527
Lessor:	State of WY Lease #07-00527, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 006, Entry 935778
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-115-W SEC 16 - 640.00 acs being Lot 43 (formerly All Section 16) Resurvey

Lease No:	88849-S-0065-00
St/Fed Lease No:	07-00530
Lessor:	State of WY Lease #07-00530, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 008, Entry 935779
State:	Wyoming
County:	Lincoln
Legal Description:	T-20-N, R-116-W, SEC 16 - 640.00 acs being All

Lease No:	88849-S-0066-00
St/Fed Lease No:	07-00532
Lessor:	State of WY Lease #07-00532, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 010, Entry 935780
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-116-W, SEC 36 - 640.00 acs being All

Lease No:	88849-S-0067-00
St/Fed Lease No:	07-00535
Lessor:	State of WY Lease #07-00535, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	598.7400
Recording Info:	12/26/2007, Book 682, Page 014, Entry 935782
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 01 - 598.74 acs being Tract 58 (formerly All Section 1) Resurvey

Exhibit A

Lease No:	88849-S-0068-00
St/Fed Lease No:	07-00537
Lessor:	State of WY Lease #07-00537, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	27.5900
Recording Info:	12/26/2007, Book 682, Page 016, Entry 935783
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 25 - 27.59 acs being Lots 7 - 18

Lease No:	88849-S-0069-00
St/Fed Lease No:	07-00538
Lessor:	State of WY Lease #07-00538, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0000
Recording Info:	12/26/2007, Book 682, Page 018, Entry 935784
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 32 - 40.00 acs being the SE/4 NE/4 Resurvey

Lease No:	88849-S-0070-00
St/Fed Lease No:	07-00539
Lessor:	State of WY Lease #07-00539, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 020, Entry 935785
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 36 - 640.00 acs being Tract 37 (formerly All Sec 36)

Lease No:	88849-S-0071-00
St/Fed Lease No:	07-00540
Lessor:	State of WY Lease #07-00540, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	240.0000
Recording Info:	12/26/2007, Book 682, Page 022, Entry 935786
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 27 - 240.00 acs being Tract 53 (formerly NE/4, E/2 NW/4 Section
27)

Lease No:	88849-S-0072-00
St/Fed Lease No:	07-00541
Lessor:	State of WY Lease #07-00541, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	480.0000
Recording Info:	12/26/2007, Book 682, Page 024, Entry 935787
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 22 - 480.00 acs being Tract 57 (formerly E/2, E/2 W/2 Section 22)
Resurvey

Exhibit A

Lease No:	88849-S-0073-00
St/Fed Lease No:	07-00542
Lessor:	State of WY Lease #07-00542, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 026, Entry 935788
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 16 - 640.00 acs being Tract 69 (formerly All of Section 16) Resurvey

Lease No:	88849-S-0074-00
St/Fed Lease No:	07-00543
Lessor:	State of WY Lease #07-00543, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	80.0000
Recording Info:	12/26/2007, Book 682, Page 028, Entry 935789
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 09 - 80.00 acs being Tract 70 (formerly E/2 SE/4 of Section 9)

Lease No:	88849-S-0075-00
St/Fed Lease No:	07-00544
Lessor:	State of WY Lease #07-00544, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	240.0000
Recording Info:	12/26/2007, Book 682, Page 030, Entry 935790
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 03 - 240.00 acs being Tract 76 (formerly NE/4 SW/4 Sec 3); and Tract 77 (formerly Lots 2-4, SE/4 NW/4, NE/4 SW/4 Sec 3) Resurvey

Lease No:	88849-S-0076-00
St/Fed Lease No:	07-00545
Lessor:	State of WY Lease #07-00545, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 032, Entry 935791
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 01 - 640.00 acs being Tract 81 (formerly All Sec 1) Resurvey

Lease No:	88849-S-0077-00
St/Fed Lease No:	07-00546
Lessor:	State of WY Lease #07-00546, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 034, Entry 935792
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-117-W, SEC 16 - 640.00 acs being All of Section 16

Exhibit A

Lease No:	88849-S-0078-00
St/Fed Lease No:	07-00547
Lessor:	State of WY Lease #07-00547, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 036, Entry 935793
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-117-W, SEC 36 - 640.00 acs being All of Section 36 Resurvey

Lease No:	88849-S-0079-00
St/Fed Lease No:	07-00549
Lessor:	State of WY Lease #07-00549, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	80.0500
Recording Info:	12/26/2007, Book 682, Page 038, Entry 935794
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 03 - 80.05 acs being Lot 15 and NE/4 SW/4 of Section 3

Lease No:	88849-S-0080-00
St/Fed Lease No:	07-00550
Lessor:	State of WY Lease #07-00550, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0000
Recording Info:	12/26/2007, Book 682, Page 040, Entry 935795
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 10 - 40.00 acs being the SW/4 SW/4 of Section 10 Resurvey

Lease No:	88849-S-0081-00
St/Fed Lease No:	07-00552
Lessor:	State of WY Lease #07-00552, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	318.8900
Recording Info:	12/26/2007, Book 682, Page 042, Entry 935796
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 34 - 319.89 acs being Tract 38 (formerly W/2 Section 34)
Resurvey

Lease No:	88849-S-0082-00
St/Fed Lease No:	07-00554
Lessor:	State of WY Lease #07-00554, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0200
Recording Info:	12/26/2007, Book 682, Page 044, Entry 935797
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 16 - 640.02 acs being Tract 60 (formerly All Sec 16) Resurvey

Exhibit A

Lease No:	88849-S-0083-00
St/Fed Lease No:	07-00556
Lessor:	State of WY Lease #07-00556, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	403.8300
Recording Info:	12/26/2007, Book 682, Page 046, Entry 935798
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 06 - 403.83 acs, being Part of Tract 71, Lots 6-13; 16-18; 30-34
Resurvey

Lease No:	88849-S-0084-00
St/Fed Lease No:	07-00558
Lessor:	State of WY Lease #07-00558, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	320.0000
Recording Info:	12/26/2007, Book 682, Page 048, Entry 935799
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 11 - 320.00 acs being the S/2

Lease No:	88849-S-0085-00
St/Fed Lease No:	07-00559
Lessor:	State of WY Lease #07-00559, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 050, Entry 935800
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 12 - 640.00 acs being All

Lease No:	88849-S-0086-00
St/Fed Lease No:	07-00560
Lessor:	State of WY Lease #07-00560, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	167.2400
Recording Info:	12/26/2007, Book 682, Page 052, Entry 935801
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 16 - 167.24 acs being Lots 5-8

Lease No:	88849-S-0087-00
St/Fed Lease No:	07-00565
Lessor:	State of WY Lease #07-00565, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	153.2000
Recording Info:	12/26/2007, Book 682, Page 054, Entry 935802
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SEC 16 - 153.20 acs being Lots 5-8

Exhibit A

Lease No:	88849-S-0088-00
St/Fed Lease No:	07-00566
Lessor:	State of WY Lease #07-00566, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 056, Entry 935803
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SEC 36 - 640.00 acs being Tract 58 (formerly All Sec 36) Resurvey

Lease No:	88849-S-0089-00
St/Fed Lease No:	07-00567
Lessor:	State of WY Lease #07-00567, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	191.9400
Recording Info:	12/26/2007, Book 682, Page 058, Entry 935804
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 10,16 - 191.94 acs being Lots 5-8 Section 16, and NW/4 NW/4 of
Section 10, Resurvey

Lease No:	88849-S-0090-00
St/Fed Lease No:	07-00568
Lessor:	State of WY Lease #07-00568, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	160.0000
Recording Info:	12/26/2007, Book 682, Page 060, Entry 935805
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SEC 14 - 160.00 acs being Tract 38 (formerly S/2S/2 Section 14)
Resurvey

Lease No:	88849-S-0091-00
St/Fed Lease No:	07-00569
Lessor:	State of WY Lease #07-00569, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	320.0000
Recording Info:	12/26/2007, Book 682, Page 062, Entry 935806
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 01,02 - 320.00 acs being Tract 40 (formerly E/2 SW/4, W/2 SE/4
Section 1) Resurvey; and Tract 41 (formerly S/2 NE/4, NE/4 SW/4, NW/4 SE/4 Section 2)
Resurvey

Lease No:	88849-S-0092-00
St/Fed Lease No:	07-00534
Lessor:	State of WY Lease #07-00534, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0300
Recording Info:	12/26/2007, Book 682, Page 012, Entry 935781
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 04 - 40.03 acs being Lot 6 (Resurvey)

Exhibit A

Lease No:	88849-S-0096-00
St/Fed Lease No:	07-00513
Lessor:	State of WY Lease #07-00513, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 004, Entry 935777
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-115-W, SEC 36 - 640.00 acs being Lot 39 (formerly All Sec 36)

Lease No:	88849-S-0111-00
St/Fed Lease No:	08-00116
Lessor:	State of WY Lease #08-00116, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.0000
Recording Info:	03/20/2008, Book 689, Page 830, Entry 937697
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-115-W, SEC 10 - 80.00 acs being the NE/4 SW/4 and NW/4 SE/4 of Section 10
Resurvey

Lease No:	88849-S-0112-00
St/Fed Lease No:	08-00117
Lessor:	State of WY Lease #08-00117, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	640.0000
Recording Info:	03/20/2008, Book 689, Page 828 Entry 937696
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-115-W, SEC 36 - 640.00 acs being Lot 38 (formerly All of Section 36) Resurvey

Lease No:	88849-S-0113-00
St/Fed Lease No:	08-00128
Lessor:	State of WY Lease #08-00128, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	160.0100
Recording Info:	03/20/2008, Book 689, Page 820, Entry 937692
03/20/2008, Book 689, Page 826, Entry 937695
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 08 - 160.01 acs being Tract 46 (formerly NW/4 Section 8)
Resurvey

Lease No:	88849-S-0114-00
St/Fed Lease No:	08-00135
Lessor:	State of WY Lease #08-00135, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	165.5800
Recording Info:	03/20/2008, Book 689, Page 824, Entry 937694
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 09 - 165.58 acs being Tract 106 (formerly NW/4 Section 9)
Resurvey

Exhibit A

Lease No:	88849-S-0115-00
St/Fed Lease No:	08-00138
Lessor:	State of WY Lease #08-00138, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	41.3800
Recording Info:	03/20/2008, Book 689, Page 832, Entry 937698
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 05 - 41.38 acs being Part of Tract 123 Lots 19, 20 Section 5
Resurvey

Lease No:	88849-S-0116-00
St/Fed Lease No:	08-00139
Lessor:	State of WY Lease #08-00139, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	166.7000
Recording Info:	03/20/2008, Book 689, Page 834, Entry 937699
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 04 - 166.70 acs being Tract 125 (formerly SW/4 Section 4)
Resurvey

Lease No:	88849-S-0117-00
St/Fed Lease No:	08-00140
Lessor:	State of WY Lease #08-00140, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.6400
Recording Info:	03/20/2008, Book 689, Page 836, Entry 937700
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 13 - 80.64 acs being Tract 131 A-B (formerly E/2 SE/4 Section 13)
Resurvey

Lease No:	88849-S-0118-00
St/Fed Lease No:	08-00141
Lessor:	State of WY Lease #08-00141, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	41.2500
Recording Info:	03/20/2008, Book 689, Page 838, Entry 937701
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 08 - 41.52 acs being Tract 132 (formerly NE/4 NE/4 Section 8)
Resurvey

Lease No:	88849-S-0119-00
St/Fed Lease No:	08-00142
Lessor:	State of WY Lease #08-00142, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	652.9000
Recording Info:	03/20/2008, Book 689, Page 840, Entry 937702
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 36 - 652.90 acs being Tract 37 (formerly All of Section 36)
Resurvey

Exhibit A

Lease No:	88849-S-0120-00
St/Fed Lease No:	08-00148
Lessor:	State of WY Lease #08-00148, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	659.8000
Recording Info:	03/20/2008, Book 689, Page 842, Entry 937703
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 15 - 659.80 acs being Tract 90 (formerly All of Section 15)
Resurvey

Lease No:	88849-S-0121-00
St/Fed Lease No:	08-00149
Lessor:	State of WY Lease #08-00149, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	166.6000
Recording Info:	03/20/2008, Book 689, Page 844, Entry 937704
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 09 - 166.60 acs being Tract 97 (formerly SE/4 Section 9) Resurvey

Lease No:	88849-S-0122-00
St/Fed Lease No:	08-00150
Lessor:	State of WY Lease #08-00150, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	640.0000
Recording Info:	03/20/2008, Book 689, Page 846, Entry 937705
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88849-S-0123-00
St/Fed Lease No:	08-00151
Lessor:	State of WY Lease #08-00151, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	160.0000
Recording Info:	03/20/2008, Book 689, Page 848, Entry 937706
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 25 - 160.00 acs being Lots 4, 9, 10 and SE/4 NW/4 of Section 25

Lease No:	88849-S-0124-00
St/Fed Lease No:	08-00152
Lessor:	State of WY Lease #08-00152, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 850, Entry 937707
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 28 - 40.00 acs being the SW/4 SW/4

Exhibit A

Lease No:	88849-S-0125-00
St/Fed Lease No:	08-00153
Lessor:	State of WY Lease #08-00153, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	701.2600
Recording Info:	03/20/2008, Book 689, Page 822, Entry 937693
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 36 - 701.26 acs being Lots 1-14, NW/4 and N/2 SW/4 of Section 36

Lease No:	88849-S-0126-00
St/Fed Lease No:	08-00154
Lessor:	State of WY Lease #08-00154, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 852, Entry 937708
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 13 - 40.00 acs being the SW4 NW/4 of Section 13

Lease No:	88849-S-0127-00
St/Fed Lease No:	08-00155
Lessor:	State of WY Lease #08-00155, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.0000
Recording Info:	03/20/2008, Book 689, Page 816, Entry 937690
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 15 - 80.00 acs being the E/2 SE/4 of Section 15

Lease No:	88849-S-0128-00
St/Fed Lease No:	08-00156
Lessor:	State of WY Lease #08-00156, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	725.6400
Recording Info:	03/20/2008, Book 689, Page 818, Entry 937691
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 36 - 725.64 acs being Lots 1-12 and W/2 of Section 36

Exhibit B

Attached to and made a part of that certain Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P.

Proposed Location – Initial Test Well

Lincoln County, Wyoming

Exhibit C

MATADOR PRODUCTION COMPANY

ONE LINCOLN CENTRE • 5400 LBJ FREEWAY • SUITE 1500 • DALLAS, TEXAS 75240

Phone (972) 371-5200 • Fax (972) 371-5201

ESTIMATE OF COSTS AND AUTHORIZATION FOR EXPENDITURE

DATE:	May 14, 2010		AFE NO.:	TBD
PROSPECT NAME:	Crawford		FIELD:	Exploratory
LEASE NAME:	Crawford Fed 1		OPERATOR:	Matador Production Company
REMARKS:	Drill and case a 9235’ vertical well, cut 160’ of core.
LOCATION:	Section 35, Township 24 N, Range 120 W
COUNTY:	Lincoln	STATE:	Wyoming	PROPOSED TVD:	9,235’
MRC WI:	100%	PREPARED BY:	RCL	Expl or Devel:	Exploratory
				Days:	51

INTANGIBLE COSTS		DRILLING COSTS		COMPLETION COSTS	TOTAL COSTS
01 Land / Legal / Regulatory	Damage claims, legal costs	$20,000		$—	$20,000
02 Location, Surveys & Damages	Build location, survey, set conductor	100,000		5,000	105,000
10 Drilling—Daywork, Ftg, Trnky	46 days drilling, 5 days completion = 51 total days	667,000		72,500	739,500
13 Mob / Demob	$320M	320,000		—	320,000
16 Cementing & Float Equip	3 cement jobs	90,300		46,100	136,400
18 Testing—DST & Production		—		—	—
19 Coring Services & Core Eval	160’ whole core & evaluation	200,000		—	200,000
20 Open Hole Logging	PEX, ECS, FMI, Dipmeter, Spectral GR	165,000		—	165,000
21 Mud Logging		56,500		—	56,500
22 Geological Supervision		4,000		—	4,000
24 Mud & Chemicals	WBM system	350,000		—	350,000
25 Mud Disposal & Pit Closing	Closed Loop System	225,450		—	225,450
26 Freight / Transportation		69,000		18,000	87,000
28 Rig Supervision / Engineering	51 days total, $1600/d	73,600		8,000	81,600
30 Rental Equipment		97,275		2,000	99,275
31 Drill Bits		433,000		—	433,000
32 Fuel & Power	1300 gal/d rig fuel	113,022		12,285	125,307
33 Water	Purchase & haul 15,000 BBL city water	30,000		—	30,000
34 Drlg & Completion Overhead		25,500		7,000	32,500
36 Plugging & Abandonment		50,000		—	50,000
38 Directional Drilling, Surveys		—		—	—
40 Completion Unit, Swab, CTU		—		—	—
44 Perforating, CH Log, Slickline		—		—	—
45 Kill Truck		—		—	—
46 Stimulation		—		—	—
47 Stimulation Flowback & Disp		—		—	—
48 Insurance		23,088		—	23,088
50 Labor	Pipe inspection, casing crews, etc.	20,771		77,175	97,946
52 Miscellaneous		—		—	—
54 Contingency	15 % Contingency	470,026		37,209	507,235

	TOTAL INTANGIBLES >	3,603,531		285,269	3,888,800

TANGIBLE COSTS		DRILLING COSTS		COMPLETION COSTS	TOTAL COSTS
40 Conductor Casing		$—		$—	$—
41 Surface Casing	1500’ 13 3/8*	62,250		—	62,250
42 Intermediate Casing	4500’ 9 5/8*	112,950		—	112,950
43 Drilling Liner		—		—	—
44 Production Casing	9235’ 7*	—		232,999	232,999
45 Production Liner		—		—	—
46 Tubing		—		—	—
47 Wellhead	Multi-bowl wellhead	14,000		38,000	52,000
48 Packers, Liner Hangers		—		—	—
49 Tanks		—		—	—
50 Production Vessels		—		—	—
51 Flow Lines		—		—	—
52 Rod string		—		—	—
53 Pump Unit & Motor		—		—	—
54 Compressor		—		—	—
55 Installation Costs—Compl		—		—	—
56 Surface Pumps		—		—	—
57 Miscellaneous Equip—Compl		—		—	—
58 Non-controllable Surface		—		—	—
59 Non-controllable Downhole		—		—	—
61 Downhole Pumps		—		—	—
63 Instrumentation & Metering		—		—	—

	TOTAL TANGIBLES >	189,200		270,999	460,199

	TOTAL COSTS >	3,792,731	*	556,268	4,348,999

*	Cost to acquire and evaluate core

PREPARED BY MATADOR PRODUCTION COMPANY:

Sr. Operations Engineer		Date:
RCL

MATADOR RESOURCES COMPANY APPROVAL:

Vice President, Exploration:		Date:	Executive Director of Exploration:		Date:
	SK			DFN

Vice President, Engineering:		Date:	Vice President, Chief Legal Officer:		Date:
	BMR			MBO

			Executive Vice President, CFO		Date:
DEL

			Executive Vice President -Operations		Date:
MH

NON OPERATING PARTNER APPROVAL:

Company Name:		Tax ID:
This AFE is an estimate only. By signing this AFE, you agree to pay your share of the total actual costs.
Approval: Yes No	(mark one)
Working Interest (%):	Signed by:	Date:
Title:

Exhibit D

Attached to and made a part of that certain Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P.

Initial Prospect Area

Lincoln County, Wyoming

Exhibit E

Attached to and made a part of that certain Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies

Company, Matador Resources Company, Matador Production Company,

Alliance Capital Real Estate, Inc. and AllianceBernstein L.P.

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF WYOMING	§
§
COUNTY OF LINCOLN	§

KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and for which full acquittance and discharge is hereby granted, MRC ROCKIES COMPANY, whose mailing address is One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240 (“Assignor”) does hereby grant, sell, transfer, assign, convey and deliver unto ALLIANCE CAPITAL REAL ESTATE, INC., whose mailing address is 1345 Avenue of the Americas, New York, New York 10105 (“Assignee”), an undivided fifty percent (50%) [or such lesser percentage as elected by Assignee in Option A or Option C] of Assignor’s right, title and interest in and to the oil, gas and mineral leases (the “Leases”) described in Exhibit “A” attached hereto and made a part hereof.

TO HAVE AND TO HOLD said undivided interest unto Assignee, its successors and assigns, forever.

This assignment is made and accepted subject to the following terms, conditions and provisions:

1. All of the terms, provisions, obligations and covenants contained in the Lease, and Assignee hereby agrees to comply with and assume its proportionate share of all such terms, provisions, obligations and covenants, to the extent of the undivided interest acquired herein.

2. All existing royalty and overriding royalty burdens applicable to the Leases in existence as of the Effective Date of this assignment and which are of record or of which Assignee has actual or constructive notice, including that certain Assignment of Overriding Royalty dated May 14, 2010, from MRC Rockies Company, as assignor, in favor of Roxanna Rocky Mountains, LLC, as assignee, recorded in COB         , Page         , Entry No.                 of the Official Public Records of Lincoln County, Wyoming.

3. This assignment is made and accepted with warranty of title by, through and under Assignor, but not otherwise, but is made with full substitution and subrogation in and to all of Assignor’s rights and actions of warranty.

4. This assignment and its terms, covenants and conditions shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

5. The terms and provisions of that certain Participation Agreement (the “Participation Agreement”) dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P. In the event of a conflict between the terms and provisions of this assignment and the terms and provisions of the Participation Agreement, the terms and provisions of the Participation Agreement shall prevail.

6. The terms and provisions of that certain Joint Operating Agreement (the “JOA”) dated May 14, 2010, by and between Matador Production Company, as Operator, and Roxanna Rocky Mountains, LLC, MRC Rockies Company and Alliance Capital Real Estate, Inc., as Non-Operators. In the event of a conflict between the terms and provisions of this assignment and the terms and provisions of the JOA, the terms and provisions of the JOA shall prevail.

7. All of the applicable rules, regulations, or laws of and, if applicable, approval by any federal, state or municipal agency or body having jurisdiction over the Leases.

8. Assignee represents and warrants to Assignor that Assignee is qualified to own federal or state oil, gas and mineral leases in all jurisdictions applicable to the Leases.

9. Assignor and Assignee agree and stipulate that the descriptions of the Leases herein shall be sufficient for all purposes including the Statute of Frauds.

10. The interests assigned herein will be proportionately reduced if any Lease does not cover the full mineral estate in the leased premises.

11. This instrument may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, and all of which counterparts together shall constitute one and the same fully executed instrument.

IN WITNESS WHEREOF, this assignment is executed by the parties on the dates set forth in their respective acknowledgements hereto, but shall be effective as of May 14, 2010 (the “Effective Date”).

MRC ROCKIES COMPANY

By:
Joseph Wm. Foran
Chairman, President & CEO

ALLIANCE CAPITAL REAL ESTATE, INC.

By:
Name:
Title:

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on this             day of             , 2010, by Joseph Wm. Foran, President & CEO of MRC ROCKIES COMPANY, a Texas corporation, on behalf of said corporation.

Notary Public, State of Texas

STATE OF NEW YORK
COUNTY OF

This instrument was acknowledged before me on this             day of             , 2010, by             ,             of ALLIANCE CAPITAL REAL ESTATE, INC., a             corporation, on behalf of said corporation.

Notary Public, State of New York

EXHIBIT “F”

TO PARTICIPATION AGREEMENT DATED MAY 14, 2010, BY AND AMONG

ROXANNA OIL, INC., ROXANNA ROCKY MOUNTAINS, LLC, MRC ROCKIES

COMPANY, MATADOR RESOURCES COMPANY, MATADOR PRODUCTION

COMPANY, ALLIANCE CAPITAL REAL ESTATE, INC. AND ALLIANCEBERNSTEIN

L.P.

A.A.P.L. FORM 610-1982

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

    May 14        ,         2010     ,

                             Year

OPERATOR Matador Production Company

CONTRACT AREA See Exhibit “A” attached hereto and made a part hereof

COUNTIES~~Y OR PARISH~~ OF Bear Lake, Rich and Lincoln STATE OF Idaho, Utah and Wyoming

COPYRIGHT 1982 – ALL RIGHTS RESERVED

AMERICAN ASSOCIATION OF PETROLEUM

LANDMEN, 4100 FOSSIL CREEK BLVD., FORT

WORTH, TEXAS, 76137-2791, APPROVED

FORM. A.A.P.L. NO. 610 – 1982 REVISED

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

Table of Contents

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between Matador Production Company, hereinafter designated and referred to as “Operator”, and the signatory party or parties other than Operator, sometimes hereinafter referred to individually herein as “Non-Operator”, and collectively as “Non-Operators”.

WITNESSETH:

WHEREAS, the parties to this agreement are owners of oil and gas leases ~~and/or oil and gas interests~~ in the land identified in Exhibit “A”, and the parties hereto have reached an agreement to explore and develop these leases ~~and/or oil and gas interests~~ for the production of oil and gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A. The term “oil and gas” shall mean oil, gas, casinghead gas, gas condensate, and all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

B. The terms “oil and gas lease”, “lease” and “leasehold” shall mean the oil and gas leases covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

C. The term “oil and gas interests” shall mean unleased fee and mineral interests in tracts of land lying within the Contract Area which are owned by parties to this agreement.

D. The term “Contract Area” shall mean all of the lands~~,~~ and oil and gas leasehold interests ~~and oil and gas interests~~ intended to be developed and operated for oil and gas purposes under this agreement. Such lands, oil and gas leasehold interests ~~and oil and gas interests~~ are described in Exhibit “A”.

E. The term “drilling unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a drilling unit is not fixed by any such rule or order, a drilling unit shall be the drilling unit as established by the pattern of drilling in the Contract Area or as fixed by express agreement of the Drilling Parties as set forth in the “Participation Agreement” (defined below).

F. The term “drillsite” shall mean the oil and gas lease or interest on which a proposed well is to be located.

G. The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

H. The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

I. The term “Participation Agreement” means that certain Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P.

J. The definition of the terms “Leases,” “Initial Test Well,” “Initial Prospect Area,” “Second Test Well,” “Second Prospect Area,” and other capitalized terms not otherwise defined herein have the meaning assigned to them in the Participation Agreement and are incorporated herein by reference.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

☑	A. Exhibits “A”, “A-1”, and “A-2”, shall include the following information:

(1)	Identification of lands subject to this agreement,

(2)	Restrictions, if any, as to depths, formations, or substances,

(3)	Percentages or fractional interests of parties to this agreement,

(4)	Oil and gas leases ~~and/or oil and gas interests~~ subject to this agreement,

(5)	Addresses of parties for notice purposes.

☐	B. Exhibit “B”, ~~Form of Lease.~~

☑	C. Exhibit “C”, Accounting Procedure.

☑	D. Exhibit “D”, Insurance.

☑	E. Exhibit “E”, Gas Balancing Agreement.

☑	F. Exhibit “F”, ~~Non-Discrimination and Certification of Non-Segregated Facilities~~. Memorandum of Operating Agreement.

☑	G. Exhibit “G”, Tax Partnership.

If any provision of any exhibit, except Exhibits “E” and “G”, is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE III.

INTERESTS OF PARTIES

A. ~~Oil and Gas Interests:~~

~~If any party owns an oil and gas interest in the Contract Area, that interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of oil and gas lease attached hereto as Exhibit “B”, and the owner thereof shall be deemed to own both the royalty interest reserved in such lease and the interest of the lessee thereunder.~~

B. Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A”. In the same manner, the parties shall also own all production of oil and gas from the Contract Area subject to the payment of royalties, overriding royalty interests and other burdens out of production which shall be borne as provided under the terms of the Participation Agreement. ~~to the extent of which shall be borne as hereinafter set forth.~~

~~Regardless of which party has contributed the lease(s) and/or oil and gas interest(s) hereto on which royalty is due and payable, each party entitled to receive a share of production of oil and gas from the Contract Area shall bear and shall pay or deliver, or cause to be paid or delivered, to the extent of its interest in such production, the royalty amount stipulated hereinabove and shall hold the other parties free from any liability therefor. No party shall ever be responsible, however, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if any such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected lease shall bear the additional royalty burden attributable to such higher price.~~

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby.

~~C. Excess Royalties, Overriding Royalties and Other Payments:~~

~~Unless changed by other provisions, if the interest of any party in any lease covered hereby is subject to any royalty, overriding royalty, production payment or other burden on production in excess of the amount stipulated in Article III.B., such party so burdened shall assume and alone bear all such excess obligations and shall indemnify and hold the other parties hereto harmless from any and all claims and demands for payment asserted by owners of such excess burden.~~

D. Subsequently Created Interests:

If any party should hereafter create an overriding royalty, production payment or other burden payable out of production attributable to its working interest hereunder, or if such a burden existed prior to this agreement and is not set forth in Exhibit “A”, or was not disclosed in writing to all other parties prior to the execution of this agreement by all parties, or is not a jointly acknowledged and accepted obligation of all parties (any such interest being hereinafter referred to as “subsequently created interest” irrespective of the timing of its creation and the party out of whose working interest the subsequently created interest is derived being hereinafter referred to as “burdened party”), and:

1.

If the burdened party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said subsequently created interest and the burdened party shall indemnify and save said other party, or parties, harmless from any and all claims and demands for payment asserted by owners of the subsequently created interest; and,

2.

If the burdened party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the subsequently created interest in the same manner as they are enforceable against the working interest of the burdened party.

ARTICLE IV.

TITLES

A. Title Examination:

Title examination shall be made on the drillsite of any proposed well prior to commencement of drilling operations. ~~or, if the Drilling Parties so request, title examination shall be made on the leases and/or oil and gas interests included, or planned to be includ- ed, in the drilling unit around such well.~~ The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable leases. At the time a well is proposed, each party contributing leases and/or oil and gas interests to the drillsite, or to be included in such drilling unit, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each party hereto. The cost incurred by Operator in this title program shall be borne as follows:

☐ Option No. 1: Costs incurred by Operator in procuring abstracts and title examination (including preliminary, supplemental, shut-in gas royalty opinions and division order title opinions) shall be a part of the administrative overhead as provided in Exhibit “C”, and shall not be a direct charge, whether performed by Operator’s staff attorneys or by outside attorneys.

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE IV

continued

☑ Option No. 2: Costs incurred by Operator in procuring abstracts and fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in gas royalty opinions and division order title opinions) and fees paid to outside landmen for abstracts, runsheets or title curative shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A”. Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Operator ~~Each party~~ shall be responsible for securing curative matter and pooling amendments or agreements required in connection with leases ~~or oil and gas interests~~ contributed by such party. Operator shall be responsible for the preparation and recording of pooling designations or declarations as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders. This shall not prevent any party from appearing on its own behalf at any such hearing. Costs incurred by Operator in procuring spacing or pooling orders, including fees paid to outside attorneys and landmen, shall be borne by the Drilling Parties.

No well shall be drilled on the Contract Area until after (1) the title to the drillsite or drilling unit has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by ~~Operator or, at Operator’s election~~, all of the parties who ~~are~~ elect to par- ticipate in the drilling of the well.

B. Loss of Title:

~~1. Failure of Title: Should any oil and gas interest or lease, or interest therein, be lost through failure of title, which loss results in a reduction of interest from that shown on Exhibit “A”, the party contributing the affected lease or interest shall have ninety (90) days from final determination of title failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject to Article VIII.B., and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining oil and gas leases and interests: and,~~

~~(a) The party whose oil and gas lease or interest is affected by the title failure shall bear alone the entire loss and it shall not be entitled to recover from Operator or the other parties any development or operating costs which it may have theretofore paid or incurred, but there shall be no additional liability on its part to the other parties hereto by reason of such title failure;~~

~~(b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the interest which has been lost, but the interests of the parties shall be revised on an acreage basis, as of the time it is determined finally that title failure has occurred, so that the interest of the party whose lease or interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the interest lost;~~

~~(c) If the proportionate interest of the other parties hereto in any producing well theretofore drilled on the Contract Area is increased by reason of the title failure, the party whose title has failed shall receive the proceeds attributable to the increase in such in- terest (less costs and burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well;~~

~~(d) Should any person not a party to this agreement, who is determined to be the owner of any interest in the title which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid to the party or parties who bore the costs which are so refunded;~~

~~(e) Any liability to account to a third party for prior production of oil and gas which arises by reason of title failure shall be borne by the party or parties whose title failed in the same proportions in which they shared in such prior production; and,~~

~~(f) No charge shall be made to the joint account for legal expenses, fees or salaries, in connection with the defense of the interest claimed by any party hereto, it being the intention of the parties hereto that each shall defend title to its interest and bear all expenses in connection therewith.~~

~~2. Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well payment, minimum royalty or royalty payment, is not paid or is erroneously paid, and as a result a lease or interest therein terminates, there shall be no monetary liability against the party who failed to make such payment. Unless the party who failed to make the required payment secures a new lease covering the same interest within ninety (90) days from the discovery of the failure to make proper payment, which acquisition will not be subject to Article VIII.B., the interests of the parties shall be revised on an acreage basis, effective as of the date of termination of the lease involved, and the party who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership of the lease or interest which has terminated. In the event the party who failed to make the required payment shall not have been fully reimbursed, at the time of the loss, from the proceeds of the sale of oil and gas attributable to the lost interest, calculated on an acreage basis, for the development and operating costs theretofore paid on account of such interest, it shall be reimbursed for unrecovered actual costs theretofore paid by it (but not for its share of the cost of any dry hole previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:~~

~~(a) Proceeds of oil and gas, less operating expenses, theretofore accrued to the credit of the lost interest, on an acreage basis, up to the amount of unrecovered costs;~~

~~(b) Proceeds, less operating expenses, thereafter accrued attributable to the lost interest on an acreage basis, of that portion of oil and gas thereafter produced and marketed (excluding production from any wells thereafter drilled) which, in the absence of such lease termination, would be attributable to the lost interest on an acreage basis, up to the amount of unrecovered costs, the proceeds of said portion of the oil and gas to be contributed by the other parties in proportion to their respective interest; and,~~

~~(c) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is, or becomes, the owner of the interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.~~

3. Other Losses: All losses of title incurred, ~~other than those set forth in Articles IV.B.1. and IV.B.2. above~~, shall be joint losses and shall be borne by all parties in proportion to their interests. There shall be no readjustment of interests in the remaining portion of the Contract Area.

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE V.

OPERATOR

A. Designation and Responsibilities of Operator:

                                             Matador Production Company                                                                                                       shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. It shall conduct all such operations in a good and workmanlike manner, but it shall have no liability as Operator to the other parties for losses sustained or liabilities incurred, except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator and its affiliate, MRC Rockies Company, terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed if it fails or refuses to carry out its duties hereunder, or becomes insolvent, bankrupt or is placed in receivership, by the affirmative vote of two (2) or more Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator. Such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator’s interest to any ~~single~~ affiliate, subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2. Selection of Successor Operator: Upon the resignation or removal of Operator, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed.

C. Employees:

The number of employees used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees shall be the employees of Operator~~.~~ or its parent, Matador Resources Company.

D. Drilling Contracts:

All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of in-dependent contractors who are doing work of a similar nature.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A. Initial Well:

~~On or before the                     day of                         , (year)                        , Operator shall commence the drilling of a well for oil and gas at the following location:~~

The Initial Well shall mean the “Initial Test Well” and, if Participant elects option B, the “Second Test Well,” as defined in the Participation Agreement.

~~and shall thereafter continue the drilling of the well with due diligence to~~

~~unless granite or other practically impenetrable substance or condition in the hole, which renders further drilling impractical, is en-countered at a lesser depth, or unless all parties agree to complete or abandon the well at a lesser depth.~~

~~Operator shall make reasonable tests of all formations encountered during drilling which give indication of containing oil and gas in quantities sufficient to test, unless this agreement shall be limited in its application to a specific formation or formations, in which event Operator shall be required to test only the formation or formations to which this agreement may apply.~~

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

~~If, in Operator’s judgment, the well will not produce oil or gas in paying quantities, and it wishes to plug and abandon the well as a dry hole, the provisions of Article VI.E.1. shall thereafter apply.~~

B. Subsequent Operations:

1. Proposed Operations: Should any party hereto desire to drill any well on the Contract Area other than the well or wells provided for in Article VI.A., or to rework, deepen or plug back a dry hole drilled at the joint expense of all parties or a well jointly owned by all the parties and not then capable of producing in paying quantities, the party desiring to drill, rework, deepen or plug back such a well shall give the other parties written notice of the proposed operation, specifying the work to be performed, the location, proposed depth, objective formation and the estimated cost of the operation. The parties receiving such a notice shall have thirty (30) days after receipt of the notice within which to notify the party wishing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to rework, plug back or drill deeper may be given by telephone and the response period shall be limited to forty-eight (48) hours, ~~exclusive~~ inclusive of Saturday, Sunday, and legal holidays. Failure of a party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any notice or response given by telephone shall be promptly confirmed in writing. Notwithstanding anything contained herein to the contrary, other than the Initial Test Well and the Second Test Well only MRC Rockies Company shall have the right to propose the drilling of a well pursuant to this Agreement.

If all parties elect to participate in such a proposed operation, Operator shall, within ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as possible after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation * and complete it with due diligence at the risk and expense of all parties hereto; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. Notwithstanding the force majeure provisions of Article XI, if the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance with the provisions hereof as if no prior proposal had been made.

*Nothing contained herein shall prohibit Operator or the participating parties from actually commencing the proposed Operation before the expiration of the notice period nor shall the timing of such commencement affect in any way the validity of a Party’s election or deemed election.

2. Operations by Less than All Parties: If any party receiving such notice as provided in Article VI.B.1. or VII.D.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, within ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as possible after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation * and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (a) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (b) designate one (1) of the Consenting Parties as Operator to perform such work. Con- senting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

*Nothing contained herein shall prohibit Operator or the participating parties from actually commencing the proposed Operation before the expiration of the notice period nor shall the timing of such commencement affect in any way the validity of a Party’s election or deemed election.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise the Consenting Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours (~~exclusive~~ inclusive of Saturday, Sunday and legal holidays) after receipt of such notice, shall advise the proposing party of its desire to (a) limit participation to such party’s interest as shown on Exhibit “A” or (b) carry its proportionate part of Non-Consenting Parties’ interests, and failure to advise the proposing party shall be deemed an election under (a). In the event a drilling rig is on location, the time permitted for such a response shall not exceed a total of forty-eight (48) hours (inclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all parties of such decision~~.~~ and pay all costs incurred as a result of such proposal and the withdrawal thereof.

The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense. If any well drilled, reworked, deepened or plugged back under the provisions of this Article results in a producer of oil and/or gas in paying quantities, the Consenting Parties shall complete and equip the well to produce at their sole cost and risk,

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

and the well shall then be turned over to Operator and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, reworking, deepening or plugging back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party’s interest in the well and share of production therefrom until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold, (after deducting production taxes, excise taxes, royalty, overriding royalty and other interests not excepted by Article III.D. payable out of or measured by the production from such well accruing with respect to such interest until it reverts) shall equal the total of the following:

400

(a) ~~100%~~ of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including, but not limited to, stock tanks, separators, treaters, pumping equipment and piping), plus 400 ~~400~~% of each such

Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(b) 400 % of that portion of the costs and expenses of drilling, reworking, deepening, plugging back, testing and completing,after deducting any cash contributions received under Article VIII.C., and         400        % of that portion of the cost of newly acquired equip-ment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

An election not to participate in the drilling or the deepening of a well shall be deemed an election not to participate in any reworking or plugging back operation proposed in such a well, or portion thereof, to which the initial Non-Consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment account. Any such reworking or plugging back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties four ~~one~~ hundred percent 400 (~~400~~%) of that portion of the costs of the reworking or plugging back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a reworking or plugging back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.D.

In the case of any reworking, plugging back or deeper drilling operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such reworking, plugging back or deeper drilling, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage~~.~~ and, if an owner is a Non-Consenting Party, less such owner’s proportionate share of the cost of plugging and abandoning the well, which proportionate share shall be the same as such owner’s proportionate share in the most recent operation on the well in which such owner participated.

Within sixty (60) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, deepening, plugging back, testing, completing, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of oil and gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month. In determining the quantity of oil and gas produced during any month, Consenting Parties shall use industry accepted methods such as, but not limited to, metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.

A.A.P.L. FORM 610  —  MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it, on the first day of the month following the month of payout and, from and after such reversion, such Non- Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, completing reworking, deepening or plugging back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and the Accounting Procedure attached hereto.

Notwithstanding the provisions of this Article VI.B.2., it is agreed that without the mutual consent of all parties, no wells shall be completed in or produced from a source of supply from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such source of supply.

The provisions of this Article shall have no application whatsoever to the drilling of the initial well or the Second Test Well described in Article VI.A. except (a) as to Article VII.D.1. (Option No. 2), if selected, or (b) as to the reworking, completing deepening and plugging back of such initial well, or after it~~f~~ has been drilled to the depth specified in Article VI.A. if it shall thereafter prove to be a dry hole or, if initially completed for production, ceases to be capable of producing ~~producing~~ in paying quantities.

3. Stand-By Time: When a well which has been drilled or deepened has reached its authorized depth and all tests have been completed, and the results thereof furnished to the parties, stand-by costs incurred pending response to a party’s notice proposing a reworking, deepening, plugging back or completing operation in such a well shall be charged and borne as part of the drilling or deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2., shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

4. Sidetracking: Except as hereinafter provided, those provisions of this agreement applicable to a “deepening” operation shall also be applicable to any proposal to directionally control and intentionally deviate a well from vertical so as to change the bottom hole location (herein call “sidetracking”), unless done to straighten the hole or to drill around junk in the hole or because of other mechanical difficulties. Any party having the right to participate in a proposed sidetracking operation that does not own an interest in the affected well bore at the time of the notice shall, upon electing to participate, tender to the well bore owners its proportionate share (equal to its interest in the sidetracking operation) of the value of that portion of the existing well bore to be utilized as follows:

(a) If the proposal is for sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the sidetracking operation is initiated.

(b) If the proposal is for sidetracking a well which has previously produced, reimbursement shall be on the basis of the well’s salvable materials and equipment down to the depth at which the sidetracking operation is initiated, determined in accordance with the provisions of Exhibit “C”, less the estimated cost of salvaging and the estimated cost of plugging and abandoning.

In the event that notice for a sidetracking operation is given while the drilling rig to be utilized is on location, the response period shall be limited to forty-eight (48) hours, inclusive ~~exclusive~~ of Saturday, Sunday and legal holidays; provided, however, any party may request and receive up to eight (8) additional days after expiration of the forty-eight (48) hours within which to respond by paying for all stand-by time incurred during such extended response period. If more than one party elects to take such additional time to respond to the notice, stand by costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties. In all other instances the response period to a proposal for sidetracking shall be limited to thirty (30) days.

C. TAKING PRODUCTION IN KIND:

Each party shall have the option to take in kind or separately dispose of its proportionate share of all oil and gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating oil and gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

In the event any party shall fail to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the oil and/or gas produced from the Contract Area, Operator shall have the right, subject to any dedications to a gas contract and subject to the revocation at will by the party owning it, but not the obligation, to purchase such oil and/or gas or sell it to others at any time and from time to time, for the account of the non-taking party at a price negotiated in good faith by the Operator. ~~at thebest price obtainable in the area for such production.~~ Any such purchase or sale by Operator shall be subject always to the right of the owner of the production to exercise at any time its right to take in kind, or separately dispose of, its share of all oil and/or gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party’s share of oil and or gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

In the event one or more parties’ separate disposition of its share of the gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportionate share of total gas sales to be allocated to it, the balancing or accounting between the respective accounts of the parties shall be in accordance with the ~~any~~ gas balancing agreement ~~between the parties hereto, whether such an agreement is~~ attached as Exhibit “E”. ~~, or is a separate agreement.~~

D. Access to Contract Area and Information:

Each party shall have access to the Contract Area at all reasonable times, at its sole cost and risk to inspect or observe operations, and shall have access at reasonable times to information pertaining to the development or operation thereof, but only with respect to any well in which a party has elected to participate including Operator’s books and records relating thereto. Operator, upon request, shall furnish each of the other parties with copies of all forms or reports filed with governmental agencies, daily drilling reports, well logs, and actual monthly oil and gas production and sales volumes ~~tank tables, daily gauge and run tickets and reports of stock on hand at the first of then in Operator’s possession,each month~~, and shall make available samples then in Operator’s possession, of any cores or cuttings taken from any well drilled on the Contract Area. The cost of gathering and furnishing information to Non-Operator, other than that specified above, shall be charged to the Non-Operator that re-quests the Information.

E. Abandonment of Wells:

1. Abandonment of Dry Holes: Except for any well drilled or deepened or sidetracked pursuant to Article VI.B.2., any well which has been drilled or deepened or sidetracked under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply inclusive within forty-eight (48) hours (~~exclusive~~ inclusive / of Saturday, Sunday and legal holidays) after receipt of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or deepening such well. Any party who objects to plugging and abandoning such well shall have the right to take over the well and conduct further operations in search of oil and/or gas subject to the provisions of Article VI.B.

2. Abandonment of Wells that have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who participated in the cost of drilling the well. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. If, within thirty (30) days after receipt of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, *those wishing to continue its operation from the interval(s) of the formation(s) then open to production shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C”, less the estimated cost of salvaging and the estimated cost of plugging and abandoning. Each abandoning party shall assign the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the well and related equipment, together with its interest in the leasehold estate as to, but only as to, the in-terval or intervals of the formation or formations then open to production. ~~If the interest of the abandoning party is or includes an oil and gas interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the interval or in-tervals of the formation or formations then open to production, for a term of one (1) year and so long thereafter as oil and/or gas is pro-duced from the interval or intervals of the formation or formations covered thereby, such lease to be on the form attached as Exhibit~~

* (Should Operator be unable to contact any party or should any party fail to reply within thirty (30) days after receipt of notice, such party shall be deemed to have consented to the proposed abandonment. All such wells approved for abandonment shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or deepening or sidetracking such well.)

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

~~required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.~~

~~Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.~~

~~In the event any party shall fail to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the oil and gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such oil and gas or sell it to others at any time and from time to time, for the account of the non- taking party at the best price obtainable in the area for such production. Any such purchase or sale by Operator shall be subject always to the right of the owner of the production to exercise at any time its right to take in kind, or separately dispose of, its share of all oil and gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party’s share of oil and gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year. Notwithstanding the foregoing, Operator shall not make a sale, including one into interstate commerce, of any other party’s share of gas production without first giving such other party thirty (30) days notice of such intended sale.~~

~~D. Access to Contract Area and Information:~~

~~Each party shall have access to the Contract Area at all reasonable times, at its sole cost and risk to inspect or observe operations, and shall have access at reasonable times to information pertaining to the development or operation thereof, including Operator’s books and records relating thereto. Operator, upon request, shall furnish each of the other parties with copies of all forms or reports filed with governmental agencies, daily drilling reports, well logs, tank tables, daily gauge and run tickets and reports of stock on hand at the first of each month, and shall make available samples of any cores or cuttings taken from any well drilled on the Contract Area. The cost of gathering and furnishing information to Non-Operator, other than that specified above, shall be charged to the Non-Operator that requests the Information.~~

~~E. Abandonment of Wells:~~

~~1. Abandonment of Dry Holes: Except for any well drilled or deepened pursuant to Article VI.B.2., any well which has been drilled or deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after receipt of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or deepening such well. Any party who objects to plugging and abandoning such well shall have the right to take over the well and conduct further operations in search of oil and/or gas subject to the provisions of Article VI.B.~~

~~2. Abandonment of Wells that have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. If, within thirty (30) days after receipt of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the interval(s) of the formation(s) then open to production shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C”, less the estimated cost of salvaging and the estimated cost of plugging and abandoning. Each abandoning party shall assign the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the well and related equipment, together with its interest in the leasehold estate as to, but only as to, the in- terval or intervals of the formation or formations then open to production. If the interest of the abandoning party is or includes an oil and gas interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the interval or in- tervals of the formation or formations then open to production, for a term of one (1) year and so long thereafter as oil and/or gas is produced from the interval or intervals of the formation or formations covered thereby, such lease to be on the form attached as Exhibit~~

- 8 alternate -

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VI

continued

~~“B”.~~ The assignments or leases so limited shall encompass the “drilling unit” upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portion of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the interval or intervals then open other than the royalties retained in any lease made under the terms of this Article. ~~Upon re- quest,~~ At its election Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing interval(s) assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2 above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A. Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership or association, or to render the parties liable as partners.

B. Liens and Payment Defaults:

Each Non-Operator grants to Operator a lien upon its oil and gas rights in the Contract Area, and a security interest in its share of oil and/or gas when extracted and its interest in all equipment, to secure payment of its share of expense, together with interest thereon at the rate provided in Exhibit “C”. To the extent that Operator has a security interest under the Uniform Commercial Code of the state, Operator shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by Operator for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any Non-Operator in the payment of its share of expense, Operator shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such Non-Operator’s share of oil and/or gas until the amount owed by such Non-Operator, plus interest, has been paid. Each purchaser shall be entitled to rely upon Operator’s written statement concerning the amount of any default. Operator grants a like lien and security interest to the Non-Operators to secure payment of Operator’s proportionate share of expense.

If any party fails or is unable to pay its share of expense within sixty (60) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. Each party so paying its share of the unpaid amount shall, to obtain reimbursement thereof, be subrogated to the security rights described in the foregoing paragraph.

C. Payments and Accounting:

Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C”. Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

Operator, at its election, shall have the right from time to time to demand and receive from the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid. Proper adjustment shall be made monthly between advances and actual expense and appropriate billings, credits or reimbursements shall thereupon be made to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D. Limitation of Expenditures:

1. Drill or Deepen: Without the consent of all parties, no well shall be drilled or deepened, except any well drilled or deepened pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling or deepening shall include:

A.A.P.L. FORM 610 — MODEL FORM OPERATING AGREEMENT — 1982

ARTICLE VII

continued

☑ Option No. 1: All necessary expenditures for the drilling or deepening, testing, completing and equipping of the well, including necessary tankage and/or surface facilities.

☐ Option No. 2: All necessary expenditures for the drilling or deepening and testing of the well. When such well has reached its authorized depth, and all tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators who have the right to participate in the completion costs. The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect to participate in the setting of casing and the completion attempt. Such election, when made, shall include consent to all necessary expenditures for the completing and equipping of such well, including necessary tankage and/or surface facilities. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the completion attempt. If one or more, but less than all of the parties, elect to set pipe and to attempt a completion, the provisions of Article VI.B.2. hereof (the phrase “reworking, deepening or plugging back” as contained in Article VI.B.2. shall be deemed to include “completing”) shall apply to the operations thereafter conducted by less than all parties.

2. Rework or Plug Back: Without the consent of all parties, no well shall be reworked or plugged back except a well reworked or plugged back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the reworking or plugging back of a well shall include all necessary expenditures in conducting such operations and completing and equipping of said well, including necessary tankage and/or surface facilities.

3. Other Operations: Without the consent of all parties, Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Fifty Thousand and no/100 Dollars ($ 50,000.00 ) except in connection with a well, the drilling, reworking, deepening, completing, recompleting, or plugging back of which has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an authority for expenditure (AFE) for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Fifty Thousand and no/100 Dollars ($ 50,000.00 ) but less than the amount first set forth above in this paragraph. An AFE is an estimate only of costs and in no way shall the execution of an AFE limit the liability of any party.

E. Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have con- tributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operator of the anticipated completion of a shut-in gas well, or the shutting in or return to production of a producing gas well, at least five (5) days (excluding Saturday, Sunday and legal holidays), or at the earliest opportunity permitted by circumstances, prior to taking such action, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operator, the loss of any lease contributed hereto by Non-Operator for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F. Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on leases and oil and gas interests contributed by such Non- Operator. If the assessed valuation of any leasehold estate is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such leasehold estate, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C”.

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final deter- mination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C”.

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of oil and/or gas produced under the terms of this agreement.

A.A.P.L. FORM 610  —  MODEL FORM OPERATING AGREEMENT  —  1982

ARTICLE VII

continued

G. Insurance:

At all times while operations are conducted hereunder, Operator shall comply with the workmen’s compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said com- pensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C”. Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D”, attached to and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workmen’s compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile public liability insurance is specified in said Exhibit “D”, or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. Surrender of Leases:

The leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto; however no consent shall be necessary to release a lease which has expired or otherwise terminated.

However, should any party desire to surrender its interest in any lease or in any portion thereof, and the other parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. ~~If the interest of the assigning party is or includes an oil and gas in- terest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such oil and gas interest for a term of one (1) year and so long thereafter as oil and/or gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B”~~. Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any wells and equipment attributable to the assigned or leased acreage. The value of all material shall be determined in accordance with the provisions of Exhibit “C”, less the estimated cost of salvaging and the estimated cost of plugging and abandoning. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal of any oil and gas lease subject to this agreement, all other parties shall be notified promptly, and shall have the right for a period of thirty (30) days following receipt of such notice in which to elect to participate in the ownership of the renewal lease, insofar as such lease affects lands within the Contract Area, by paying to the party who acquired it their several proper proportionate shares of the acquisition cost allocated to that part of such lease within the Contract Area, which shall be in proportion to the interests held at that time by the parties in the Contract Area.

If some, but less than all, of the parties elect to participate in the purchase of a renewal lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal lease. Any renewal lease in which less than all parties elect to participate shall not be subject to this agreement.

Each party who participates in the purchase of a renewal lease shall be given an assignment of its proportionate interest therein by the acquiring party.

The provisions of this Article shall apply to renewal leases whether they are for the entire interest covered by the expiring lease or cover only a portion of its area or an interest therein. Any renewal lease taken before the expiration of its predecessor lease, or taken or contracted for within six (6) months after the expiration of the existing lease shall be subject to this provision; but any lease taken or contracted for more than six (6) months after the expiration of an existing lease shall not be deemed a renewal lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of oil and gas leases.

C. Acreage or Cash Contributions:

While this agreement is in force, if any party receives ~~contracts for~~ a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions

A.A.P.L. FORM 610  —  MODEL FORM OPERATING AGREEMENT  —  1982

ARTICLE VIII

continued

said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of a well drilled inside the Contract Area.

If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D. Maintenance of Uniform Interests:

~~For the purpose of maintaining uniformity of ownership in the oil and gas leasehold interests covered by this agreement, no party shall sell, encumber, transfer or make other disposition of its interest in the leases embraced within the Contract Area and in wells, equipment and production unless such disposition covers either:~~

~~1. the entire interest of the party in all leases and equipment and production; or~~

~~2. an equal undivided interest in all leases and equipment and production in the Contract Area.~~

Every ~~such sale~~, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and the party acquiring such interest shall ratify in writing and agree to be bound by the terms of this Agreement and the Participation Agreement and shall be made without prejudice to the right of the other parties.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the oil and gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

~~F. Preferential Right to Purchase:~~

~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area, it shall promptly give written notice to the other parties, with full information concerning its proposed sale, which shall include the name and address of the prospective purchaser (who must be ready, willing and able to purchase), the purchase price, and all other terms of the offer. The other parties shall then have an optional prior right, for a period of ten (10) days after receipt of the notice, to purchase on the same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to dispose of its interests by merger, reorganization, consolidation, or sale of all or substantially all of its assets to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which any one party owns a majority of the stock.~~

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

Except as otherwise specifically provided in the Participation Agreement, this ~~This~~ agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between or among the parties hereto. Notwithstanding any provision herein that the rights and liabilities hereunder are several and not joint or collective, or that this agreement and operations hereunder shall not constitute a partnership, if, for federal income tax purposes, any portion of this agreement and the operations hereunder, other than the portions specifically treated as a tax partnership and the terms of the Participation Agreement, are regarded as a partnership, each party hereby affected elects to be excluded from the application of all of the provisions of Subchapter “K”, Chapter 1, Subtitle “A”, of the Internal Revenue Code of 1986 ~~1954~~, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder with respect to such portions of this agreement and the operations hereunder that are not specifically treated as a tax partnership under the Participation Agreement (the “Excluded Operations”). Operator is authorized and directed to execute on behalf of each party hereby affected such ~~evidence of this election~~ with respect to the Excluded Operations as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Federal Regulations 1.761. Should there be any requirement that each party hereby affected give further evidence of this election, with respect to the Excluded Operations, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K”, Chapter 1, Subtitle “A”, of the Internal Revenue Code of 1986 ~~1954~~, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election with respect to the Excluded Operations as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such ~~party from~~ operations hereunder can be adequately determined without the computation of partnership taxable income.

A.A.P.L. FORM 610—MODEL FORM OPERATING AGREEMENT—1982

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed One Hundred Thousand and no/100 Dollars ($ 100,000.00) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling, settling, or otherwise discharging such claim or suit shall be at the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to make money payments, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspending during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable.

The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

The term “force majeure”, as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties and required by any of the provisions of this agreement, unless otherwise specifically provided, shall be given in writing by mail or telegram, postage or charges prepaid, or by telex or telecopier and addressed to the parties to whom the notice is given at the addresses listed on Exhibit “A”. The originating notice given under any provision hereof shall be deemed given only when received by the party to whom such notice is directed, and the time for such party to give any notice in response thereto shall run from the date the originating notice is received. The second or any responsive notice shall be deemed given when deposited in the mail or with the telegraph company, with postage or charges prepaid, or sent by telex or telecopier. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the oil and gas leases ~~and/or oil and gas interests~~ subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any lease or oil and gas interest contributed by any other party beyond the term of this agreement.

☑    Option No. 1: So long as any of the oil and gas leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal, or otherwise.

☐    Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in production of oil and/or gas in paying quantities, this agreement shall continue in force so long as any such well or wells produce, or are capable of production, and for an additional period of             days from cessation of all production; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, reworking, deepening, plugging back, testing or attempting to complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is producing, or capable of producing oil and/or gas from the Contract Area, this agreement shall terminate unless drilling, deepening, plugging back or reworking operations are commenced within             days from the date of abandonment of said well.

It is agreed, however, that the termination of this agreement shall not relieve any party hereto from any liability which has accrued or attached prior to the date of such termination.

A.A.P.L. FORM 610—MODEL FORM OPERATING AGREEMENT—1982

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A. Laws, Regulations and Orders:

This agreement shall be subject to the conservation laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations, and orders.

B. Governing Law:

This agreement and all matters pertaining hereto, including, but not limited to, matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states, the law of the state of Texas shall govern.

C. Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or any other local, state or federal agency or regulatory body or predecessor or successor agencies to the extent such interpretation or application was made in good faith. Each Non-Operator further agrees to reimburse Operator for any amounts applicable to such Non-Operator’s share of production that Operator may be required to refund, rebate or pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

Non-Operators authorize Operator to prepare and submit such documents as may be required to be submitted to the purchaser of any crude oil sold hereunder or to any other person or entity pursuant to the requirements of the “Crude Oil Windfall Profit Tax Act of 1980”, as same may be amended from time to time (“Act”), and any valid regulations or rules which may be issued by the Treasury Department from time to time pursuant to said Act. Each party hereto agrees to furnish any and all certifications or other information which is required to be furnished by said Act in a timely manner and in sufficient detail to permit compliance with said Act.

ARTICLE XV.

OTHER PROVISIONS

See Addendum attached.

A.A.P.L. FORM 610—MODEL FORM OPERATING AGREEMENT—1982

ARTICLE XVI.

MISCELLANEOUS

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, devisees, legal representatives, successors and assigns.

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

IN WITNESS WHEREOF, this agreement shall be effective as of 14th day of May, (year) 2010. Matador Production Company, who has prepared and circulated this form for execution, represents and warrants that the form was printed from and with the exception listed below, is identical to the AAPL Form 610-1982 Model Form Operating Agreement, as published in diskette form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, ~~other than those in Articles~~, have been made to the form, other than as shown by strikeout and/or bold type.

O P E R A T O R

MATADOR PRODUCTION COMPANY

By: Joseph Wm. Foran—Chairman, President & CEO

N O N—O P E R A T O R S

ROXANNA ROCKY MOUNTAINS, LLC

By: Julia A. Garvin, President

MRC ROCKIES COMPANY

By: Joseph Wm. Foran—Chairman, President & CEO

A.A.P.L. FORM 610—MODEL FORM OPERATING AGREEMENT—1982

ALLIANCE CAPITAL REAL ESTATE, INC.

By:

Title:

ADDENDUM

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

(this “Agreement”)

ARTICLE XV.

OTHER PROVISIONS

A.	CONFLICTS

In the event of any conflict between the provisions of this Agreement to which this Article XV is attached and the provisions of the Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P. (the “Participation Agreement”), the provisions of the Participation Agreement shall control.

Notwithstanding anything to the contrary in this Agreement, in the event of any conflict between the provisions of this Article XV and any other provisions contained in this Agreement, the provisions of Article XV shall prevail.

B.	INITIAL TEST WELL AND SECOND TEST WELL

The terms “Initial Test Well” and “Second Test Well” and other capitalized terms not otherwise defined herein have the meanings assigned to them in the Participation Agreement and are incorporated herein by reference. All operations with respect to the Initial Test Well and, if Alliance Capital Real Estate, Inc. elects Option B under the Participation Agreement, the Second Test Well shall be conducted pursuant to the terms and provisions of this Agreement.

C.	NON-PARTICIPATION AND RELINQUISHMENT

Notwithstanding anything to the contrary in this Agreement, should any party elect not to participate in the drilling or completion of any well on the Contract Area proposed under this Agreement (other than the Initial Test Well or any Second Test Well), such party shall relinquish (1) any rights to such well and the production therefrom and (2) all of such party’s Remaining Working Interest (as defined in the Participation Agreement) within the Drilling Unit (as defined in the Participation Agreement) in which the well in located, in favor of the party or parties who elect to participate in the proposed well. Nevertheless, such party shall have the continuing right to participate in each and every other well proposed under this Agreement, except any well thereafter proposed to be drilled in the Drilling Unit or Drilling Units where the party has relinquished its Remaining Working Interest. Such party shall execute and deliver to the electing parties the assignment of the Remaining Working Interest required by the Participation Agreement.

D.	PROPOSAL RIGHTS AND PRIORITY OF OPERATIONS

MRC Rockies Company shall have the exclusive right in its sole discretion to propose the drilling of a well, except the Initial Test Well and, if applicable, the Second Test Well, and all subsequent operations associated therewith pursuant to this Agreement.

Operator shall have the exclusive right in its sole discretion to determine the sequence of all proposed operations with respect to any well subject to this Agreement.

E.	MISCELLANEOUS COSTS

The following expenses shall be a direct charge, borne by the Joint Account as provided in Exhibit “C”, and shall not be included as administrative overhead as set forth in Part III of Exhibit “C”.

l.

All reasonable costs incurred by Operator, and necessary in its sole judgment, in obtaining permits, spacing, pooling or other orders or rulings from local, state and federal regulatory bodies or courts regarding the Contract Area.

2.

All reasonable costs incurred by Operator in complying with the Natural Gas Policy Act of 1978, or in complying with federal, state or local law for the obtaining and monitoring of any well classifications required in the Natural Gas Policy Act of 1978; or in complying with any laws administered by, or any rules or regulations promulgated by, through, or under the United States Department of Energy or any other local, state or federal agency or regulatory body regarding the Contract Area.

F.	PREPAYMENT OF COSTS AND EXPENSES

Notwithstanding any other provisions of this Agreement, and without prejudice to any other rights of the Operator, Operator will have the right to request and receive from each Non-Operator payment in advance of its respective share of (i) all or part of the total well cost for any well to be drilled hereunder to which such Non-Operator has consented, and (ii) the cost of any completion, reworking, recompletion, sidetracking, deepening, plugging back operation or any other operation hereunder to which such Non-Operator has consented (any such operation under clause (i) or (ii) being herein called a “Drilling Operation”). Such request for advance payment may be made on all Non-Operators or on any one Non-Operator in writing and may be either mailed, hand-delivered or transmitted by facsimile machine.

A Non-Operator receiving a request for advance payment will, within ten (10) days of the receipt of such request if a drilling rig is on location and within thirty (30) days of the receipt of such request in all other cases, pay to Operator in cash the full amount of such request. Operator will credit the amount to the Non-Operator’s account for the payment of such Non-Operator’s share of costs of such Drilling Operation and, following the end of each month, Operator will charge such account with such Non-Operator’s share of actual costs incurred during such month.

Payment of an advance will not relieve a Non-Operator of the obligation to pay such Non-Operator’s share of the actual cost of a Drilling Operation and, when the actual costs have been determined, Operator will adjust the accounts of the parties by refunding any net amounts due or invoicing the parties for additional sums owing, which additional sums shall be paid in accordance with the Accounting Procedure.

In the event a Non-Operator to which a request for advance payment was made does not, within the time and manner above provided, fully satisfy the request for advance payment as provided in this paragraph F, then Operator will put Non-Operator on notice that it is in default. Non-Operator will have thirty (30) days to cure said default by making the advance payment, and if not paid within said thirty (30) day period, Operator may, in its sole discretion, exercise any one or more of the following rights and remedies: (a) if the advance was requested for any Drilling Operation, Operator may notify such Non-Operator that such Non-Operator is deemed to have relinquished its interest in the well or unit, if any, established for the well to which the Drilling Operation relates; (b) sue the Non-Operator who failed to pay as provided above for its proportionate share of expenses plus interest; or (c) exercise any and all other rights and remedies available to the Operator under this Agreement and applicable law. Each of the parties to this Agreement hereby agrees to execute and deliver to the other parties hereto any and all documents, agreements and acknowledgments necessary to evidence any actions taken by the Operator pursuant to the provisions of this paragraph F. All remedies herein provided are cumulative and not alternative, and no failure to exercise or delay in exercising any such right will operate as a waiver thereof.

Notwithstanding anything herein to the contrary, Operator shall not request from Non-Operator advance payment for the drilling of more than one (1) well at a time which, in any event, shall not be construed to limit the number of wells which MRC Rockies Company may propose at any time.

G.	OPERATOR’S MARKETING OF PRODUCTION/DISTRIBUTION OF REVENUE

Except to the extent any Non-Operator elects to take production attributable to its interest in kind, and notwithstanding anything to the contrary contained herein, Operator (1) shall market Non-Operator’s share of any oil, gas and/or associated hydrocarbons produced from any well drilled pursuant to the terms of this Agreement contemporaneously with and on the same terms and conditions as Operator is marketing its own or its affiliates’ share of oil, gas and/or associated hydrocarbons from the well(s) within the Contract Area; and (2) shall disburse all proceeds (less applicable severance and production taxes and, subject to the limitations set forth below, any transportation, marketing or other post-production charges) received from the sale of such oil, gas and associated hydrocarbons to Non-Operators and, subject to applicable lease provisions, their respective royalty owners in proportion to their revenue interests in the Contract Area. Such authority may be expressly revoked by written notice to Operator by the party desiring such revocation.

Operator is fully authorized to negotiate and enter into sales agreements for oil, gas and/or associated hydrocarbons on behalf of all Non-Operators hereto (who have not expressly revoked such authority) covering all such production from the Contract Area. Operator may choose to sell to affiliated or unaffiliated marketing companies, pipeline companies, end users or any other purchasers deemed acceptable in Operator’s sole opinion. Subject to the limitations set forth below, such sales made by Operator on behalf of Non-Operators shall bear a proportionate share of any post-production expenses charged to or deducted by these entities. Any sales contracts entered into by Operator prior to receipt of notice of revocation of authority shall be binding upon the party desiring such revocation until expiration of the term of the contract in question. All sales of oil, gas and/or associated hydrocarbons arranged by Operator shall be made on behalf of all Non-Operators hereto in proportion to their interest in the Contract Area. Operator shall negotiate the sale of oil, gas and/or associated hydrocarbons on a good faith, reasonable efforts basis, and shall obtain prices for the oil, gas and/or associated hydrocarbons of Alliance Capital Real Estate, Inc. that are no less favorable than those it obtains for the other Non-Operators, if any, but Operator shall have no fiduciary obligation to obtain the best price obtainable for such oil, gas and/or associated hydrocarbons on behalf of Non-Operators or their royalty owners. Non-Operators recognize that factors other than price are valid considerations in gas marketing. Notwithstanding anything herein to the contrary, it is understood and agreed that Non-Operator shall bear and pay its proportionate share of (i) all actual direct costs and expenses incurred by Operator or its affiliates, including, without limitation, fuel, compression, and similar post-production costs, (ii) all reasonable indirect costs and expenses, including, without limitation, gathering or transportation fees charged by Operator or its affiliates, with respect to gathering lines and facilities constructed outside the Contract Area at such rates as are reasonable under the circumstances, and (iii) all actual third party charges, including charges for transportation and marketing.

If Operator markets oil, gas and/or associated hydrocarbons on behalf of Non-Operators, Non-Operators agree to indemnify and save Operator and its affiliates harmless from any claim, demands, actions, judgments, costs and expenses (including, but not limited to, any fees, costs or expenses incurred in the enforcement of any indemnity or provision thereof) (“Claims”) that Operator may sustain as a result of its marketing efforts under this Agreement, excluding, however, any Claims arising from Operator’s gross negligence or willful misconduct. Further, Non-Operators warrant that they have the right to dispose of their share of production from all wells drilled in the Contract Area. These indemnity and warranty provisions will survive the termination of this Agreement for the period of time when Operator markets oil, gas and/or associated hydrocarbons on behalf of Non-Operators, without regard to when the Claims may be asserted but subject to the ordinary rules of any applicable statutes of limitation.

If, at any time, Operator is required by any court, governmental agency or other entity to refund the proceeds received by Operator pursuant to the sale of oil, gas or hydrocarbons hereunder, Non-Operator agrees to reimburse Operator for that portion of the refund, including any applicable interest or penalties, attributable to the oil, gas and/or hydrocarbons sold by Operator on behalf of Non-Operator, within sixty (60) days from a reimbursement request from Operator and presentation of the applicable final order from such court, governmental agency or other entity ordering such refund. Said reimbursement obligation will survive the termination of this Agreement.

H.	DISPUTE RESOLUTION

Any dispute arising under or concerning this Agreement shall be resolved by the Dispute Resolution process specified in the Participation Agreement.

I.	MATERIAL, PURCHASES, TRANSFERS AND DISPOSITION

1.

New Material Purchases. Notwithstanding anything contained in Exhibit “C” attached to this Agreement, Accounting Procedure Joint Operations, all prices for New Material (Condition A), including but not limited to tubular goods, line pipe and other material, shall be based on actual costs. All transportation costs therefor shall be calculated on an actual cost basis. Prices for Good Used (Condition B) and other Used Material (Condition C) shall be based on actual costs.

2.

Material Provided by Operator. Notwithstanding anything contained in Exhibit “C” attached to this Agreement, Accounting Procedure Joint Operations, the price charged to Non-Operators for any materials furnished from inventories owned by the Operator will not exceed the fair market price of the materials being furnished.

To the extent of a conflict between the provisions of this Section I and the provisions in Exhibit “C” attached to this Agreement, Accounting Procedure Joint Operations, the provisions of this Section I shall govern and control.

J.	FURTHER ASSURANCES

The parties agree to execute such other and further instruments and other documents as are reasonably necessary to carry out the commercial purposes of this Agreement.

K.	TRANSFER OF OPERATORSHIP

Notwithstanding anything to the contrary stated or implied in Article V. B., it is agreed that a sale by MRC Rockies Company or its parent company, Matador Resources Company, of all of their interest in the Contract Area shall include transfer of operatorship under this Agreement from MRC Rockies Company, Matador Resources Company and/or its affiliate, Matador Production Company, to the acquiring party without requiring or invoking an election by any parties hereto.

L.	NO PARTNERSHIP

The rights, duties, obligations and liabilities of the parties hereunder shall be several, not joint or collective. It is not the purpose or intention of this Agreement to create any mining partnership, commercial partnership or other partnership relation other than the Tax Partnership created pursuant to Section 8.1 of the Participation Agreement.

Exhibit “A”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

I.	Contract Area:

The Contract Area shall be (a) initially the Initial Prospect Area, described in Exhibit “A-1”, and (b) if and after Participant timely elects Option B, then in addition the Second Prospect Area, and (c) if and after Participant timely elects Option A or Option C and consummates the purchase of an interest in the remaining Leases, thereafter the lands covered by the Leases and by any other oil and gas leases in which Owners and Participant acquire an interest pursuant to the AMI.

II.	Depth Limitations:

None.

III.	Interests and Addresses of the Parties in the Initial Test Well and the Initial Prospect Area:

Name/Address	Interest

MRC Rockies Company	40%
One Lincoln Centre
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
Attn: David E. Lancaster, Executive Vice President
Phone: (972) 371-5200
Fax: (972) 371-5201

Roxanna Rocky Mountains, LLC	10%
952 Echo Lane, Suite 364
Houston, Texas 77024
Attn: Julia Garvin, President
Phone: (713) 520-1153
Fax: (713) 520-7585

Alliance Capital Real Estate, Inc.	50%
C/o AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105
Attn:
Phone: ( ) -
Fax: ( ) -

IV.	Oil and Gas Leases subject to this Agreement:

All Oil and Gas Leases subject to this Agreement are set forth on Exhibit “A-2”.

Exhibit “A-1”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

CONTRACT AREA

Initial Prospect Area

[Attach Map]

Exhibit “A-1”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010, by and among Matador Production Company, as Operator, and Roxanna Rocky Mountains, LLC, MRC Rockies Company and Alliance Capital Real Estate, Inc., as Non-Operators

Initial Prospect Area

Lincoln County, Wyoming

Exhibit “A-2”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

LEASES

[Attach Lease Schedule]

Exhibit “A-2”

Lease No:	88811-F-0001-00
Lessor:	Roy Hawks and Greg Hawks
Lessee:	MRC Rockies Company
Lease Date:	08/06/2007
Gross Acres:	1280.0000
Recording Info:	08/27/2007, Entry 199220
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SECS 07,08,17,18,20,21 - 1,280.00 acs more or less being described as follows:
Section 7 - SE/4
Section 8 - N/2 SW/4, SW/4 SW/4
Section 17 - W/2, W/2 SE/4
Section 18 - N/2 NE/4, SE/4 NE/4, E/2 SE/4
Section 20 - NE/4 NW/4, NW/4 NE/4, W/2 SE/4, SE/4 SE/4
Section 21 - SW/4, NW/4 SE/4

Lease No:	88811-F-0002-00
Lessor:	Greg Hawks
Lessee:	MRC Rockies Company
Lease Date:	08/08/2007
Gross Acres:	95.0000
Recording Info:	08/27/2007, Entry 199221
State:	Idaho
County:	Bear Lake
Legal Description:

T-15-S, R-45-E, SECS 13, 24 - 40.00 acs more or less being the NW/4 SW/4; Section 13; and 55.00 acs more or less in Sections 13 and 24, described as beginning at the NW/corner of the SW/4 SW/4 of said Section 24, thence Northeasterly in a straight line to the NE/corner of the SW/4 SW/4 of said Section 13, thence West 1,320 feet to the Point of Beginning, LESS AND EXCEPT that portion lying within the SW/4 NW/4 of said Section 24

Lease No:	88811-F-0003-01
Lessor:	Kerry and Verna Rae Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	520.0000
Recording Info:	06/12/2007, Entry 198502
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 23 - 160.00 acs being the SE/4 SE/4, E/2 SW/4, SE/4 NW/4

T-16-S, R-45-E, SEC 26 - 360.00 acs being the NE/4 NW/4, NE/4 and SE/4

Lease No:	88811-F-0003-02
Lessor:	DeLoy and Mary Lin Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	520.0000
Recording Info:	06/12/2007, Entry 198503
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 23 - 160.00 acs being the SE/4 SE/4, E/2 SW/4, SE/4 NW/4

T-16-S, R-45-E, SEC 26 - 360.00 acs being the NE/4 NW/4, NE/4 and SE/4

Exhibit “A-2”

Lease No:	88811-F-0004-01
Lessor:	DeMar Romrell and Darlene Romrell
Lessee:	MRC Rockies Company
Lease Date:	05/17/2007
Gross Acres:	2363.9200
Recording Info:	06/12/2007, Entry 198504
State:	Idaho
County:	Bear Lake
Legal Description:

T-15-S, R-45-E, SEC 12 - 134.00 acs being the N/2 SE/4, and all of that portion of the NE/4 NE/4, S/2 NE/4 lying South of the Southerly right-of-way line of the Union Pacific Railroad as presently located

15S45E12 - 80.00 acs being the S/2 SE/4
15S45E13 - 85.74 acs being the N/2 NE/4
15S45E13 - 40.00 acs being the SE/4 SE/4
15S45E24 - 80.00 acs being the S/2 NE/4
16S45E11 - 40.00 acs being the NE/4 NE/4
16S45E13 - 320.00 acs being the SE/4 SW/4, S/2 SE/4, NE/4 SE/4 and S/2 N/2
16S45E24 - 360.00 acs being the NE/4, N/2 SE/4, S/2 NW/4 and NE/4 NW/4
16S45E25 - 440.00 acs being the S/2, S/2 NE/4 and SE/4 NW/4
15S46E07 - 258.25 acs being Lots 1, 2, 3, SE/4 NW/4, E/2 SW/4, S/2 NE/4 NW/4 , Except Tract #6070
15S46E07 - 20.70 acs being Tract #5542 (located ni the NW/4)
15S46E18 - 119.95 acs being Lot 3, SW/4 SE/4 and SE/4 SW/4
15S46E19 - 80.00 acs being the N/2 NE/4
16S46E19 - 143.95 acs being Lots 3, 4, E/2 SW/4
16S46E30 - 161.33 acs being Lots 3, 4, 5 and 6

Lease No:	88811-F-0005-01
Lessor:	Teichert Brothers LLC
Lessee:	MRC Rockies Company
Lease Date:	06/06/2007
Gross Acres:	1195.4600
Recording Info:	07/10/2007, Entry 198789
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SECS 19,20,28,29,30 - 1,195.46 acs described as follows:
SEC 19 - 280.00 acs being the S/2 NE/4, SE/4, SE/4 NW/4
SEC 20 - 240.00 acs being SW/4 and S/2 NW/4
SEC 28 - 130.70 acs being Lot 3 (40.00), Lot 4 (40.00), Lot 5 (50.70)
SEC 29 - 283.22 acs being Lot 1 (40.00), Lot 2 (40.00), Lot 5 (50.83), Lot 8 (50.81), Lot 7 (50.79), Lot 8 (50.77)
SEC 29 - 80.00 acs being Lot 3 (40.00) and Lot 4 (40.00)
SEC 30 - 101.54 acs being Lot 7 (50.74), Lot 8 (50.80)
SEC 30 - 80.00 acs being Lot 1 (40.00) and Lot 2 (40.00)

Lease No:	88811-F-0006-00
Lessor:	Hawks & Son, a General Partnership
Lessee:	MRC Rockies Company
Lease Date:	07/18/2007
Gross Acres:	4319.7400
Recording Info:	08/07/2007, Entry 199054
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E, SECS 02,03,04,05,06,07 & 08 - 1,314.21 acs being described as follows:
Section 2 - Lot 1 (39.41), Lot 2 (32.56), Lot 3 (49.25)
Section 3 - Lot 1 (32.02), Lot 3 (33.09), S/2 NE/4, NE/4 SE/4
Section 4 - S/2 NW/4, N/2 SW/4, N/2 SE/4, SE/4 SE/4
Section 5 - Lot 1 (37.45), SE/4 SW/4, NW/4 SE/4, S/2 SE/4, SE/4 NE/4, SW/4 NW/4, N/2 SW/4
Section 6 - SE/4, S/2 NE/4
Section 7 - NE/4 NE/4
Section 8 - NW/4 NW/4

T-14-S, R-46-E, SECS 21,22 - 660.00 acs being the E/2 E/2 and SW/4 SE/4 of Section 21; and the W/2 W/2, E/2 NW/4, W/2 NE/4, NW/4 SE/4, NE/4 SW/4 and Tract 2560 (66.00 acs) of Section 22

Exhibit “A-2”

T-14-S, R-46-E, SECS 27,28 - 819.53 acs being the NW/4 NW/4, NW/4 SW/4, NE/4 SW/4, SE/4 NW/4, W/2 SE/4, SE/4 SW/4, (SW/4 NW/4 LESS AND EXCEPT Tract 4217; 0.47 acs), SW/4 NE/4 LESS AND EXCEPT Tract 438; 20.00 ac) of Section 27; and the NW/4 and E/2 of Section 28

T-14-S, R-46-E, SECS 29,32 - 840.00 acs being the E/2, E/2 W/2, SW/4 SW/4 of Section 29; and NW/4, W/2 NE/4, N/2 SW/4 of Section 32

T-14-S, R-46-E, SECS 33,34 - 680.00 acs being the N/2 NE/4, SE/4 NE/4, NE/4 SE/4 of Section 33; and NE/4, NE/4 NW/4, SW/4 NW/4, SW/4, N/2 SE/4 and SW/4 SE/4 of Section 34

Lease No:	88811-F-0007-00
Lessor:	H & B Land Company
Lessee:	MRC Rockies Company
Lease Date:	07/06/2007
Gross Acres:	920.0000
Recording Info:	09/24/2007, Entry 199482
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SECS 15,21,22,23,28,29 - 920.00 acs more particularly described as follows:
Section 15 - 40.00 acs being the SE/4 SE/4
Section 21 - 280.00 acs being the SW/4, W/2 SE/4 and NE/4 SE/4
Section 22 - 80.00 acs being the E/2 NE/4
Section 23 - 120.00 acs being the SW/4 NW/4 and W/2 SW/4
Section 28 - 280.00 acs being the NW/4, W/2 NE/4 and NW/4 SW/4
Section 29 - 120.00 acs being the E/2 NE/4 and NE/4 SE/4

Lease No:	88811-F-0008-01
Lessor:	Hawks & Son, a General Partnership
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/09/2007, Entry 199620
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NW/4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Exhibit “A-2”

Lease No:	88811-F-0008-02
Lessor:	Lillian E Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/09/2007, Entry 199619
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NW/4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0008-03
Lessor:	Thomas S Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199552
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian

Exhibit “A-2”

Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0008-04
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199553
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0008-05
Lessor:	Julienne Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/31/2007
Gross Acres:	2899.8400
Recording Info:	10/01/2007, Entry 199554
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E of the Boise Meridian
Section 4: SW/4 SE/4, S/2 SW/4
Section 5: Lot 2 (38.03), Lot 3 (40.39)
Section 8: E/2, SW/4, SE/4NWI4
Section 9: N/2 N/2, S/2 S/2
Section 10: SE/4, S/2 NW/4, N/2 SW/4, SW/4 NE/4, SW/4 SW/4
Section 15: E/2 W/2, W/2 NW/4, NW/4 SW/4
Section 17: NE/4 NE/4, SE/4 NW/4
Section 20: N/2
Section 22: E/2 W/2
Section 23: Lot 2 (49.28)
Section 26: W/2 SW/4
Section 27: SE/4 SW/4, NE/4 SE/4
Section 34: NW/4 SE/4
Section 35: Lot 3 (4.93)

T-16-S, R-46-E of the Boise Meridian
Section 3: Pt of NW/4 NE/4
Section 10: Pt of NE/4 NW/4 (Tract #6800-27.21 Acres)

T-14-S, R-46-E of the Boise Meridian
Section 32: E/2 SE/4 SW/4

Exhibit “A-2”

T-15-S, R-45-E of the Boise Meridian
Section 25: S/2 NE/4, E/2 NW/4, SW/4

Lease No:	88811-F-0009-00
Lessor:	MJM Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	01/07/2008
Gross Acres:	882.8850
Recording Info:	02/04/2008, Entry 200603
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-46-E, SECS 22,23,26,27,34,35

Section 22: E/2 E/2 LESS AND EXCEPT: A parcel of land situated in the S/2 SE/4 of Section 22, Township 14 South, Range 46 East of the Boise Meridian, in Bear Lake County, Idaho, bounded and described as follows:

Commencing at the Southeast Corner of Section 22; and running thence North along the East Line of said Section 22 a distance of 411.00 feet, more or less, to a point in the centerline of the main track of the Oregon Short Line Railroad Company as now constructed and operated; thence Northwesterly along said centerline of main track, which is a straight line forming an angle of 68°36 from North to Northwest with said East Line of Section a distance of 693.96 feet, to Railroad Survey Station 4900+53.76; thence Southwesterly along a straight line which deflects an angle of 24°55’O8” to the left from the extension of the last described straight line a distance of 237.34 feet, more or less, to a point which is 100.00 feet Southwesterly, measured at right angles from said centerline of main track, said point being the TRUE POINT OF BEGINNING; thence continuing Southwesterly along the extension of the last described straight line a distance of 730.80 feet to an angle point; thence Northwesterly along a straight line which deflects 16°41’12” to the right from the extension of the last described straight line a distance of 730.80 feet, more or less, to a point which is 100.00 feet Southeasterly, measured at right angles from said centerline of main track; thence Northeasterly along a straight line which is parallel with and 100.00 feet Southeasterly from said centerline of main track, forming an angle of 24° 55’ 05” from the Southeast to Northeast with the last described straight line a distance of 159.09 feet to a point opposite the beginning of an increasing spiral curve in said centerline of main track which has a spiral angle of 1°40’ and four 28.00 foot chords; thence Northeasterly along a spiral curve which is concentric with and 100.00 feet Southeasterly, measured radially, from said centerline of main track and which has a long chord of 109.09 feet that deflects 0°37’10” to the right from the extension of the last described straight line a distance of 109.10 feet to the beginning of a compound curve having a radius of 1810.08 feet and which is tangent at its point of beginning to the end of said spiral curve; thence Easterly along said compound curve, concentric with and 100.00 feet Southerly, measured radially from said centerline of main track through a central angle of 29 deg 49’ 04” a distance of 942.00 feet to a point opposite the beginning of a decreasing spiral curve in said centerline of main tract which has a spiral angle of 1 deg 40’ and four 28.00 foot chords; thence Southeasterly along a spiral curve which is tangent at its point of beginning to the end of the last described curve and concentric with and 100.00 feet Southeasterly, measured radially, from said centerline of main track and which has a long chord of 109.09 feet which deflects 1 deg 2’ 30” to the right with a tangent to the end of the last described curve a distance of 109.10 feet; thence Southeasterly along a straight line, tangent to the end of the last described spiral curve and parallel with and 100.00 feet Southwesterly, measured at right angles from said centerline of main track a distance of 159.09 feet to the True Point of Beginning.

Section23: Lots 1, 2, 3 and 4.

LESS AND EXCEPT: A part of Lot 1: Beginning at the Northeast Corner of Section 23 and running thence South 00 deg 46’ 26”

East 1689.36 feet; and running thence North 43 deg 47’ 12” West 571.34 feet; thence

North 31deg 07’ 26” West 665.61 feet; thence

North 19 deg 53’ 28” West 568.70 feet; thence North 89 deg 08’ 47” West 237.32 feet thence

North 01 deg 58’ 01” West 168.74 feet; thence

East 1153.16 feet to the Point of Beginning.

Section 26: Lots 1,2,3 and 4

Section 27: NE/4NE/4, E/2SE/4

ALSO: Commencing at a point 1948.00 feet East from the Northwest Corner of Section 27; and running thence South 1320.00 feet; thence East 2012.00 feet; thence North 2032.00

Exhibit “A-2”

feet, more or less, to the South Boundary Line of the O.S.L. Railroad right of way; thence West 1264.00 feet; thence South 4 deg 37’ West 408.00 feet; thence Westerly 777.00 feet more or less, to the Place of Beginning. ALSO: Commencing at a point 940.00 feet South from the Northeast Corner of the SW/4 NE /4 of Section 27, and running thence North 940.00 feet; thence West 1435.50 feet; thence South 600.00 feet; thence East 1085.00 feet; thence in a Southeasterly direction in a direct line to the Place of Beginning.

Section 34: E/2NE/4, N/2NE/4SE/4

Section 35: Lots I and 2

Lease No:	88811-S-0010-00
St/Fed Lease No:	2085
Lessor:	State of Idaho Lease #2085, acting by and through its State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	190.0000
Recording Info:	01/14/2008, Entry 200434
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E SEC 07 - 190.00 acs being the SW/4 NE/4, S/2 SE/4 NW/4, NE/4 SE/4 NW/4, NE/4 SW/4 and N/2 SE/4 of Section 7

Lease No:	88811-S-0011-00
St/Fed Lease No:	2086
Lessor:	State of Idaho Lease #2086, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200435
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88811-S-0012-00
St/Fed Lease No:	2087
Lessor:	State of Idaho Lease #2087, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200436
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-45-E, SEC 36 - 640.00 acs being All of Section 36

Lease No:	88811-S-0013-00
St/Fed Lease No:	2088
Lessor:	State of Idaho Lease #2088, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	400.0000
Recording Info:	01/14/2008, Entry 200437
State:	Idaho
County:	Bear Lake
Legal Description:	T-14-S, R-46-E, SEC 16 - 400.00 acs being the W/2, S/2 SE/4

Exhibit “A-2”

Lease No:	88811-S-0014-00
St/Fed Lease No:	2089
Lessor:	State of Idaho Lease #2089, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200438
State:	Idaho
County:	Bear Lake
Legal Description:	T-15-S, R-46-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88811-S-0015-00
St/Fed Lease No:	2090
Lessor:	State of Idaho Lease #2090, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	367.0000
Recording Info:	01/14/2008, Entry 200439
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 02 - 367.00 acs being Lots 1, 2, 3, 4 and S/2 S/2 of Section 2

Lease No:	88811-S-0016-00
St/Fed Lease No:	2091
Lessor:	State of Idaho Lease #2091, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	520.0000
Recording Info:	01/14/2008, Entry 200440
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 11 - 520.00 acs being the S/2 SW/4, NW/4 SW/4, NW/4, W/2 NE/4, SE/4 NE/4, NE4 SW/4 and W/2 SE/4 of Section 11

Lease No:	88811-S-0017-00
St/Fed Lease No:	2092
Lessor:	State of Idaho Lease #2092, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	440.0000
Recording Info:	01/14/2008, Entry 200441
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 12 - 440.00 acs being the SW/4, NW/4 SE/4, S/2 SE/4 and NW/4 of Section 12

Lease No:	88811-S-0018-00
St/Fed Lease No:	2093
Lessor:	State of Idaho Lease #2093, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	320.0000
Recording Info:	01/14/2008, Entry 200442
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 13 - 320.00 acs being the N/2 N/2, W/2 SW/4, NE/4 SW/4 and NW/4 SE/4 of Section 13

Exhibit “A-2”

Lease No:	88811-S-0019-00
St/Fed Lease No:	2094
Lessor:	State of Idaho Lease #2094, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	560.0000
Recording Info:	01/14/2008, Entry 200443
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 14 - 560.00 acs being the N/2, E/2 SW/4 and SE/4 of Section 14

Lease No:	88811-S-0020-00
St/Fed Lease No:	2095
Lessor:	State of Idaho Lease #2095, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	240.0000
Recording Info:	01/14/2008, Entry 200444
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 24 - 240.00 acs being the NW/4 NW/4, SW/4 and SW/4 SE/4 of Section 24

Lease No:	88811-S-0021-00
St/Fed Lease No:	2096
Lessor:	State of Idaho Lease #2096, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	120.0000
Recording Info:	01/14/2008, Entry 200445
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-45-E, SEC 25 - 120.00 acs being the N/2 NE/4 and NE/4 NW/4

Lease No:	88811-S-0022-00
St/Fed Lease No:	2097
Lessor:	State of Idaho Lease #2097, acting by and through State Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	11/01/2007
Gross Acres:	640.0000
Recording Info:	01/14/2008, Entry 200446
State:	Idaho
County:	Bear Lake
Legal Description:	T-16-S, R-46-E, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88843-F-0001-01
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	626.6200
Recording Info:	08/20/2007, Book L10, Page 657, Entry 72418
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 04,09,17,18,19 - 619.04 acs being described as follows:
Section 4 - Lot 3 (10.20), Lot 4 (11.18)
Section 9 - Lot 1 (11.96), Lot 2 (12.55), Lot 3 (13.15)
Section 17 - SW/4 NE/4, E/2 NW/4, SW/4 NW/4, N/2 SW/4, NW/4 SE/4 (37.45)
Section 18 - SE/4 NE/4, E/2 SE/4\
Section 19 - E/2 E/2

T-15-N, RE-08-E, SEC 33 - 7.58 acs being Lot 3 of Section 33

Exhibit “A-2”

Lease No:	88843-F-0001-02
Lessor:	William S Buckley and Bonnie Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	626.6200
Recording Info:	08/20/2007, Book L10, Page 659, Entry 72419
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 04,09,17,18,19 - 619.04 acs being described as follows:
Section 4 - Lot 3 (10.20), Lot 4 (11.18)
Section 9 - Lot 1 (11.96), Lot 2 (12.55), Lot 3 (13.15)
Section 17 - SW/4 NE/4, E/2 NW/4, SW/4 NW/4, N/2 SW/4, NW/4 SE/4 (37.45)
Section 18 - SE/4 NE/4, E/2 SE/4\
Section 19 - E/2 E/2

T-15-N, R-08-E, SEC 33 - 7.58 acs being Lot 3 of Section 33

Lease No:	88843-F-0002-00
Lessor:	Benjamin Reed Groll and Jeralene Jackson Groll
Lessee:	MRC Rockies Company
Lease Date:	07/03/2007
Gross Acres:	1102.3900
Recording Info:	08/10/2007, Book L10, Page 481, Entry 72358
State:	Utah
County:	Rich
Legal Description:	T-12-N, R-08-E, SECS 04,05,06
Section 4 - All
Section 5 - All
Section 6 - Lots 1,2,3,4,5, E/2 SW/4, SE/4

T-13-N, R-08-E, SECS 31,32
Section 31 - S/2 SE/4, SE/4 SW/4
Section 32 - S/2 S/2

Lease No:	88843-F-0003-00
Lessor:	Rich County Land & Grazing Partnership
Lessee:	MRC Rockies Company
Lease Date:	07/03/2007
Gross Acres:	3283.6200
Recording Info:	08/10/2007, Book L10, Page 478, Entry 72357
State:	Utah
County:	Rich
Legal Description:	T-12-N, R-06-E, SECS 10,11,12,13
Section 10: NE/4SE/4

Section 11: SW/4NW/4, NE/4SW/4, NE/4SE/4 LESS AND EXCEPT 2.23 acs, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 25 of the Deeds and Mortgages Records of Rich County, Utah.

Section 12: SW/4SE/4, N/2SW/4 LESS AND EXCEPT 9.65 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 23 of the Deeds and Mortgages Records of Rich County, Utah.

Section 13: NE/4NE/4 LESS AND EXCEPT 4.03 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated August 3, 1949 and filed for record September 14, 1949 in Volume V, Page 22 of the Deeds and Mortgages Records of Rich County, Utah.

T-12-N, R-07-E, SEC 27
Section 27: NW/4NE/4

T-13-NM R-06-E, SEC 15,22,23,25,26,28,33,34,35,36
Section 15: SW/4NE/4
Section 22: NE/4SE/4

Exhibit “A-2”

Section 23: N/2SW/4
Section 25: NE/4NW/4, SW/4NW/4
Section 26: NE/4NW/4, NW/4NE/4, S/2NE/4, N/2SE/4
Section 28: SE/4, SE/4NE/4, SE/4SW/4

Section 33: N/2N/2, Commencing at S/4 corner of Sec. 33, T13N, R06E S.L.M., thence West 10 chains, North 56* West 35.5 chains, thence North 20 chains, thence East 20 chains, thence South 20 chains to the point of beginning containing 90 acres. LESS AND EXCEPT 5.80 acres, more or less, as described in that certain Warranty Deed from Rich County Land and Grazing Company to The State Road Commission of Utah, dated July 10, 1951 and filed for record August 27, 1951 in Volume V, Page 320 of the Deeds and Mortgages records of Rich County, Utah.

Section 34: S/2NW/4, N/2SE/4
Section 35: S/2S/2
Section 36: ALL

T-13-N, R-08-E, SECS 16,17,20,29,30
Section 16: Lots 1, 2, 3 and 4
Section 17: S/2, S/2N/2

Section 20: Commencing at a point 1000 ft. East of the Southwest corner of Sec 20 and running thence North 26* East 1300 ft.; thence North 40* East 3000 ft.; thence North 46* 30 ft. East 1600 ft. to the Northeast corner of said Sec. 20; thence West to the Northwest corner of Sec. 20; thence South to the Southwest corner of Sec. 20; thence East 1000 ft. to beginning.

Section 29: Commencing at the West quarter corner of Sec. 29, and running thence East 347 ft.; thence North 7* East 875 ft.; thence North 5*30 ft. East 900 ft.; thence North 26* East 975 ft. to the North line of said Sec. 29; thence West to the Northwest corner of Sec. 29; thence South to beginning.

Section 30: Lot 4

Lease No:	88843-F-0004-00
Lessor:	R & L Johnson Properties LLC by Robert M and LaRue E Johnson
Lessee:	MRC Rockies Company
Lease Date:	06/20/2007
Gross Acres:	618.0900
Recording Info:	07/27/2007, Book L10, Page 119, Entry 72251
State:	Utah
County:	Rich
Legal Description:

T-13-N, R-08-E, SECS 20,21,28,29 - 618.09 acs more or less, described as follows: Commencing at the Southwest Corner of the Northwest Quarter of the Northeast Quarter of Section 29, Township 13 North, Range 8 East, Salt Lake Meridian, running thence 160 rods, more or less, to the Northwest Corner of Lot 2, Section 28, Township 13 North, Range 8 East, Salt Lake Meridian, thence South 80 rods to the Southwest Corner of said Lot 2; thence East 15.95 chains, more or less, to the Utah-Wyoming State Line; thence North 120 chains, more or less, to the Northeast Corner of Lot 1, Section 21, Township 13 North, Range 8 East Salt Lake Meridian; thence South 46 deg 30’ West 1600 feet; thence South 40 deg 00’ West 3900 feet; thence South 26 deg 00’ West 2275 feet; thence South 5 deg 00’ West 445 feet, more or less to intersection with the South line of the Northwest Quarter of the Northwest Quarter of Section 29, Township 13 North, Range 8 East, Salt Lake Meridian; thence East 34 chains, more or less, to the place of beginning.

Lease No:	88843-F-0005-00
Lessor:	L & N Johnson Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	06/20/2007
Gross Acres:	881.1600
Recording Info:	07/27/2007, Book L10, Page 121, Entry 72252
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 25,28,29,30,33 - 881.16 acs more or less being described as follows:
SECTION 25: N/2 SE/4
SECTION 28: LOTS 3 & 4

SECTION 29: S/2; S/2 N/2; LESS AND EXCEPT: that part of SW/4SW/4 owned by Rich County Land & Grazing Company more particularly described in that Warranty Deed dated, January 3, 1933 from Manhead Land & Livestock Co. to Rich County Land and Grazing Co., in Volume Q, Page 478, of the Official Records of Rich County, Utah.

Exhibit “A-2”

SECTION 30: Lot 3, NW/4SW/4, SE/4SW/4, S/2SE/4, N/2SE/4 LESS AND EXCEPT: 11.10 acres, more or less, being more particularly described in that certain Warranty Deed dated, April 15, 1997 from Larry D. Johnson to Heath Johnson, recorded in Volume Q7, Page 234 of the Official Records of Rich County, Utah. LESS AND EXCEPT: 0.019 acres, more or less, being more particularly described in that certain Warranty Deed dated June 16, 1980 from Larry Johnson to Mountain Fuel Resources, Inc. recorded Volume N3, Page 463 of Official Records of Rich County, Utah. LESS AND EXCEPT: 0.069 acres, more or less, being more particularly described in that certain Warranty Deed dated January 14, 1985 from Larry Johnson to Mountain Fuel Resources, Inc. recorded Volume V4, Page 208 of Official Records of Rich County, Utah.

SECTION 33: 11.345 acres, more or less, a part of Lot 4, being more particularly described in that certain Warranty Deed dated June 14, 2000 from Larry D. Johnson and wife, Nola Johnson to L and N Johnson Properties, LLC., recorded in Volume 08, Page 433 of the Official Records of Rich County, Utah.

Lease No:	88843-F-0006-00
Lessor:	Charity Ann Taylor
Lessee:	MRC Rockies Company
Lease Date:	08/22/2007
Gross Acres:	1313.4700
Recording Info:	09/17/2007, Book L10, Page 1534, Entry 72695
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 02,03,04,05,06
Section 2 - Lot 1 (38.19), Lot 2 (38.18), Lot 3 (38.17), Lot 4 (38.16) and N/2 S/2
Section 3 - SW/4 NE/4, S/2 SW/4
Section 4 - Lot 1 (40.57) and SE/4 NE/4
Section 5 - SW/4 NW/4, W/2 SW/4
Section 6 - NE/4 SE/4, S/2 NE/4, LESS AND EXCEPT the NW/4 SW/4 NE/4

T-15-N, R-07-E, SECS 32,33,34,36
Section 32 - Lot 3 (41.95), Lot 4 (44.25), N/2 SE/4 and S/2 SW/4
Section 33 - S/2 SW/4
Section 34 - NW/4 SW/4
Section 36 - Lot 3 (20.90), Lot 4 (23.10), S/2 SE/4 and N/2 SW/4

Lease No:	88843-S-0008-00
St/Fed Lease No:	ML51028
Lessor:	ML-51028, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1613, Entry 72713
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 02,10,11,12
Section 2 - S/2 SE/4
Section 10 - SE/4 SE/4
Section 11 - NE/4, NE/4 NW/4
Section 12 - N/2, NE/4 SE/4

Exhibit “A-2”

Lease No:	88843-S-0009-00
St/Fed Lease No:	ML51029
Lessor:	ML-51029, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	840.0000
Recording Info:	09/18/2007, Book L10, Page 1624, Entry 72714
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 13,14,24
Section 13 - S/2 N/2, S/2
Section 14 - NE/4, NE/4 NW/4, N/2 SE/4
Section 24 - SE/4 NE/4, NE/4 SE/4

Lease No:	88843-S-0010-00
St/Fed Lease No:	ML51030
Lessor:	ML-51030, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1635, Entry 72715
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-07-E, SECS 27,36
Section 27 - NE/4 SE/4
Section 36 - All

Lease No:	88843-S-0011-00
St/Fed Lease No:	ML51031
Lessor:	ML-51031, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1242.2000
Recording Info:	09/18/2007, Book L10, Page 1646, Entry 72716
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 05,08
Section 5 - Lots 1 (40.66), 2 (40.59), 3 (40.51), 4 (40.44), S/2 N/2, S/2 (All)
Section 8 - N/2, N/2 SW/4, SE/4 SW/4, SE/4

Lease No:	88843-S-0012-00
St/Fed Lease No:	ML51032
Lessor:	ML-51032, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1323.8100
Recording Info:	09/18/2007, Book L10, Page 1657, Entry 72717
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 06,07,18
Section 6 - Lots 4 (40.12), 5 (40.23), 6 (40.37), 7 (40.53), SE/4 SW/4 and SE/4
Section 7 - Lots 1 (40.58), 2 (40.54), 3 (40.50), NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4
Section 18 - Lots 2 (40.36), 3 (40.32), 4(40.26), S/2 NE/4, SE/4 NW/4, E/2 SW/4, SE/4

Exhibit “A-2”

Lease No:	88843-S-0013-00
St/Fed Lease No:	ML51033
Lessor:	ML-51033, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	680.0000
Recording Info:	09/18/2007, Book L10, Page 1668, Entry 72718
State:	Utah
County:	Rich
Legal Description:	T-13-N, R-08-E, SECS 31,32
Section 31 - NE/4 NE/4, S/2 NE/4, N/2 SE/4
Section 32 - N/2, N/2 S/2

Lease No:	88843-S-0014-00
St/Fed Lease No:	ML51034
Lessor:	ML-51034, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1053.3000
Recording Info:	09/18/2007, Book L10, Page 1679, Entry 72719
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 05,06,07
Section 5 - Lot 1 (38.62), 2(37.87) S/2 NE/4, SE/4 NW/4, NE/4 SW/4 and SE/4
Section 6 - Lots 2(37.50), 3(38.50), 4(36.93), 6(37.40), 7(37.40), E/2 SW/4, NW/4 SE/4,
S/2 SE/4
Section 7 - Lots 1(37.16), 3(36.20), 4(35.72), E/2 NE/4, N/2 SE/4

Lease No:	88843-S-0015-00
St/Fed Lease No:	ML51035
Lessor:	ML-51035, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	520.0000
Recording Info:	09/18/2007, Book L10, Page 1690, Entry 72720
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 08,17,18,20
Section 8 - NE/4 SE/4, SW/4 SE/4
Section 17 - W/2 E/2, SE/4 SE/4
Section 18 - SW/4 SE/4
Section 20 - N/2 NE/4, SE/4 NW/4, NE/4 SW/4, SW/4 SW/4

Lease No:	88843-S-0016-00
St/Fed Lease No:	ML51036
Lessor:	ML-51036, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	400.0000
Recording Info:	09/18/2007, Book L10, Page 1701, Entry 72721
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 13,15
Section 13 - E/2 NE/4
Section 15 - S/2

Exhibit “A-2”

Lease No:	88843-S-0017-00
St/Fed Lease No:	ML51037
Lessor:	ML-51037, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1125.3900
Recording Info:	09/18/2007, Book L10, Page 1712, Entry 72722
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-07-E, SECS 19,29,30,31
Section 19 - Lot 4(35.97), SE/4 SW/4, SW/4 SE/4
Section 29 - W/2 SW/4
Section 30 - Lots 1(35.99), 2(35.96), 3(35.93), N/2 NE/4, SW/4 NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4
Section 31 - Lots 1(35.94), 2(36.07), 3(36.20), 4(33.33), NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4

Lease No:	88843-S-0018-00
St/Fed Lease No:	ML51038
Lessor:	ML-51038, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	659.8400
Recording Info:	09/18/2007, Book L10, Page 1723, Entry 72723
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 16,17,18
Section 16 - Lots 1(14.27), 2(14.73) 3(15.19), 4(15.65) (All)
Section 17 - N/2 NE/4, SE/4 NE/4, S/2 S/2, NE/4 SE/4
Section 18 - W/2 E/2, N/2 SW/4, SW/4 SW/4

Lease No:	88843-S-0019-00
St/Fed Lease No:	ML51039
Lessor:	ML-51039, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	1239.2300
Recording Info:	09/18/2007, Book L10, Page 1734, Entry 72724
State:	Utah
County:	Rich
Legal Description:	T-14-N, R-08-E, SECS 20,21,28,29
Section 20 - All
Section 21 - Lots 1(16.09), 2(16.52),3(16.94),4(17.37) (All)
Section 28 - Lots 1 (17.51), 2(17.38), 3(17.24)
Section 29 - Lot 1 (40.18), N/2, NE/4 SW/4, N/2 SE/4

Lease No:	88843-S-0020-00
St/Fed Lease No:	ML51040
Lessor:	ML-51040, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	750.1500
Recording Info:	09/18/2007, Book L10, Page 1602, Entry 72712
State:	Utah
County:	Rich
Legal Description:	T-15-N, R-07-E, SECS 34,35
Section 34 - Lots 1(27.75), 2(29.25), 3(30.75), E/2 SW/4, SE/4
Section 35 - Lots 1(24.55), 2(25.25), 3(25.95), 4(26.65), S/2 (All)

Exhibit “A-2”

Lease No:	88843-S-0021-00
St/Fed Lease No:	ML51041
Lessor:	ML-51041, State of Utah, acting by and through the School and Institutional Trust Lands Administration
Lessee:	MRC Rockies Company
Lease Date:	09/01/2007
Gross Acres:	769.3600
Recording Info:	09/18/2007, Book L10, Page 1591, Entry 72711
State:	Utah
County:	Rich
Legal Description:	T-15-N, R-08-E, SECS 31,32,33
Section 31 - Lots 1(15.22), 2(15.28), 3(15.32), 4(15.38), S/2 (All)
Section 32 - Lots 1 (14.22), 2(14.50), 3(14.78), 4(15.06), S/2 (All)
Section 33 - Lots 1 (2.45), 2(7.15)

Lease No:	88849-F-0001-01
Lessor:	Bear River Land and Cattle LLC
Lessee:	MRC Rockies Company
Lease Date:	05/23/2007
Gross Acres:	10500.8000
Recording Info:	06/06/2007, Book 660, Page 833, Entry 930078
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W

Section 5: NW/4SW/4, SE/4SW
Section 7: Lot 9 (40.00), Lot 15(40.00), SE/4NE/4
Section 8: NE/4NE/4, SW/4NE/4, W/2SE/4
Section 9: SW/4NW/4
Section 17: NE/4NW/4, N/2SW/4
Section 18: Lot 5 (40.00), Lot 8 (46.12), Lot 9 (40.00), Lot 10(40.00), Lot 11(40.00), Lot 12(40.00) Lot 13(46.16), SW/4NE/4, NE/4SE/4
Section 19: Lot 13(46.39)
Section 20: NW/4SW/4
Section 22: SW/4SW/4
Section 23: SW/4SW/4
Section 26: NW/4NW/4, SW/4NW/4
Section 27: SE/4SW/4
Section 28: NW/4NE/4, NW/4NW/4
Section 29: S/2NW/4
Section 30: Lot 10(40.00), S/2NE/4
Section 32: NE/4SW/4, SE/4NE/4
Section 33: NW/4NE/4
Section 34: NW/4SE/4, NW/4SWI/4
Section 35: SW/4NW/4

T-23-N, R-118-W

Section 4: Lot 8 (40.08), SW/4NW/4, S/2SW/4, NW/4SW/4
Section 5: Lot 5 (40.08)
Section 9: NW/4NW/4

T-23-N, T-119-W

Section 2 & 3: Lot 69(160.43)
Section 5, 6, 7, & 8: All that part of Tract 67 and Tract 77 lying West of the Bear River and containing 453.91 acres, more or less.

T-24-N, R-118-W

Section 6: Lots 20, 21, 22, 26, W/2 SE/4 and all of Lot 17, and Lot 25

Section 6: Part of Lot 14 and Lot 24 of Section 6, lying southerly of existing fence line. Beginning at a point on the west line of Lot 24, N 00deg28’15”E,578.54 feet of corner #2 of said Tract 97, found as described in the corner record filed in the Office of Clerk Lincoln County thence S 89deg 01’12”E, 583.41 feet along said fence to a point; thence S 88deg 45’49” E 457.47 feet along said fence to a point thence S 88 deg50’ 51”E, 421.64 feet along said fence and an easterly protraction of said fence to the east line of Lot 14.

Exhibit “A-2”

Section 6: Tracts 97F, 97G (Less parcel deeded to John Russell Thornock Sr. and Emma Lucy Thornock at Book 509PR Page 572.
Section 7: Lot 5,Lot 10, Lot 11, W/2NE/4,NW/4SE/4(138.46)
Section 7: Part of Tract 79, original Lots 3 and 4, Part of tract 80 original Lots 1 & 2 (287.9)
Section 33 : SE/4 NW/4 & E/2 SW/4 (120)
T-24-N, R-119-W, SECS 07,08,17,18,20
- 918.36 acs described as follows:
Section 7: Resurvey Tract 70 (42.39)
Section 8: Resurvey Tract 72 (84.05)
Sections 7 & 18; Resurvey Tract 71(137.64)
Section 18: Resurvey Tract 69 (155.99)
Section 18: Lots 9 (35.27), 10 (35.33), 17 (35.39), 18 (35.45)
Section 19: Lot 5 (35.51)
Pt. of Sections 17 & 20: Resurvey Tract 57(157.47)

Pt. of Sections 8 & 20: Resurvey Tract 68(163.87)
T-24-N, R-119-W, SECS 01,02,03,10,11,12,13,14,17,22,27,29,30,31 - 5,297.74 acs being described as follows:
Section 1: Lots 20(39.47), 21(39.47), 24(39.45), 25 (9.97), 29(37.91), 33(35.15), 34(35.13), 37(35.12), 45 (25.97), Tract 97C (13.82)
Section 2: Lots 30 (39.47), 33 (39.46), 35 (39.45), 37 (39.44), S/2S/2
Section 3: Lot 43 (39.58), SE/4SE/4
Sections 2 and 3: Tract 95 (79.99)
Section 10: N/2SE/4, NE/4
Section 11: N/2, SE/4, E/2SW/4, NW/4SW/4
Section 12: Lots 10(25.56), 11(25.08), 18 (4.86), 21 (4.85), 22(4.84), 25(26.48)

Sections l and 12: Tract 78 (328.75), Tract 81 (164.50), Part of Tract 80 (21.77), Part of
Tract 79 (23.01)
Section 13: Lot 3 (4.48)
Section 14: Lots 1 (4.48), 4 (4.48), 6(28.19), N/2NE/4, NE/14NW/4
Section 22: SE/4 NE/4 & N/2 SE/4 (120)
Section 23: Lots 10, 22, 23 & N/2 SW/4 Except North 75’ of East 220’ (192.67)
Section 31 and 32: That part of Tract 77 lying West of Bear River containing 98.72 acres, more or less.
Section 31: Lots 6 (21.41), 7(12.22), 10(12.28), 11(22.22), W/2NE/4, E/2NW/4
Section 30: Lots 8 (15.14), 10 (22.94), NE/4SE/4
Sections 29: Lot 20 (23.48)
Tract 50: Part of Sections 22,27,26,23 (159.49)
Tract 51: Less and Except 35.21 acres described in that certain Warranty Deed recorded in Book 643, Page 688 of Lincoln County Wyoming between Thompson Land and Livestock and William T. Thompson (160.40)
Section 27 : N/2SW/4, Lots 12 and 15(150.58)
Pt. of Sections 29, 30, 32: Resurvey Tract 43 (335.67)
Pt. of Section 29, 32: Resurvey Tract 42 (163.82)
Tracts: 44 part of Sections 29, 20(327.16)
Tracts: 45 part of Sections 29,20,21,28 (159.73)
Tracts: 46 part of Sections 21, 28 (160.24)
Tracts: 54 part of Sections 20, 21(159.98)

Tracts: 59 part of Sections 20, 21(39.98)

Tracts: 58 part of Sections 17, 16,20,21(159.88)
Tracts: 66 part of Sections 17, 16 (159.67)
T-24-N, R-120-W

Section 13: Tract 39 (80)

Section 25: SW/4NE/4, SE/4NW/4

Exhibit “A-2”

Lease No:	88849-F-0001-02
Lessor:	Thompson Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	05/21/2007
Gross Acres:	10500.8000
Recording Info:	06/06/2007, Boo k 660, Page 829, Entry 930077
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W

Section 5: NW /4SW/4, SE/4SW
Section 7: Lot 9 (40.00), Lot 15(40.00), SE/4NE/4
Section 8: NE /4NE/4, SW/4NE/4, W/2SE/4
Section 9: SW /4NW/4
Section 17: NE /4NW/4, N/2SW/4
Section 18: Lot 5 (40.00), Lot 8 (46.12), Lot 9 (40.00), Lot 10(40.00), Lot 11(40.00), Lot 12(40.00) Lot 13(46.16), SW/4NE/4, NE/4SE/4
Section 19: Lot 13(46.39)
Section 20: NW /4SW/4
Section 22: SW /4SW/4
Section 23: SW /4SW/4
Section 26: NW /4NW/4, SW/4NW/4
Section 27: SE /4SW/4
Section 28: NW /4NE/4, NW/4NW/4
Section 29: S /2NW/4
Section 30: Lot 10(40.00), S/2NE/4
Section 32: NE /4SW/4, SE/4NE/4
Section 33: NW /4NE/4
Section 34: NW /4SE/4, NW/4SWI/4
Section 35: SW /4NW/4

T-23-N, R-118-W

Section 4: Lot 8 (40.08), SW/4NW/4, S/2SW/4, NW/4SW/4
Section 5: Lot 5 (40.08)
Section 9: NW /4NW/4

T-23-N, T-119-W

Section 2 & 3: Lot 69(160.43)
Section 5, 6, 7, & 8: All that part of Tract 67 and Tract 77 lying West of the Bear River and containing 453.91 acres, more or less.

T-24-N, R-118-W

Section 6: Lots 20, 21, 22, 26, W/2 SE/4 and all of Lot 17, and Lot 25
Section 6: Part of Lot 14 and Lot 24 of Section 6, lying southerly of existing fence line.

Beginning at a point on the west line of Lot 24, N 00deg28’15”E,578.54 feet of corner #2 of said Tract 97, found as described in the corner record filed in the Office of Clerk Lincoln County thence S 89deg 01’12”E, 583.41 feet along said fence to a point; thence S 88deg 45’49” E 457.47 feet along said fence to a point thence S 88 deg50’ 51”E, 421.64 feet along said fence and an easterly protraction of said fence to the east line of Lot 14. Section 6: Tracts 97F, 97G (Less parcel deeded to John Russell Thornock Sr. and Emma Lucy Thornock at Book 509PR Page 572.

Section 7: Lot 5, Lot 10, Lot 11, W/2NE/4,NW/4SE/4(138.46)
Section 7: Part of Tract 79, original Lots 3 and 4, Part of tract 80 original Lots 1 & 2 (287.9)
Section 33: SE /4 NW/4 & E/2 SW/4 (120)

T-24-N, R-119-W, SECS 07,08,17,18,20

- 918.36 acs described as follows:
Section 7: Resurvey Tract 70 (42.39)
Section 8: Resurvey Tract 72 (84.05)
Sections 7 & 18; Resurvey Tract 71(137.64)
Section 18: Resurvey Tract 69 (155.99)
Section 18: Lots 9 (35.27), 10 (35.33), 17 (35.39), 18 (35.45)

Exhibit “A-2”

Section 19: Lot 5 (35.51)
Pt. of Sections 17 & 20: Resurvey Tract 57(157.47)
Pt. of Sections 8 & 20: Resurvey Tract 68(163.87)

T-24-N, R-119-W, SECS 01,02,03,10,11,12,13,14,17,22,27,29,30,31 - 5,297.74 acs being described as follows:
Section 1: Lots 20(39.47), 21(39.47), 24(39.45), 25 (9.97), 29(37.91), 33(35.15), 34(35.13), 37(35.12), 45 (25.97), Tract 97C (13.82)
Section 2: Lots 30 (39.47), 33 (39.46), 35 (39.45), 37 (39.44), S/2S/2
Section 3: Lot 43 (39.58), SE/4SE/4
Sections 2 and 3: Tract 95 (79.99)
Section 10: N/2SE/4, NE/4
Section 11: N/2, SE/4, E/2SW/4, NW/4SW/4
Section 12: Lots 10(25.56), 11(25.08), 18 (4.86), 21 (4.85), 22(4.84), 25(26.48)
Sections l and 12: Tract 78 (328.75), Tract 81 (164.50), Part of Tract 80 (21.77), Part of Tract 79 (23.01)
Section 13: Lot 3 (4.48)
Section 14: Lots 1 (4.48), 4 (4.48), 6(28.19), N/2NE/4, NE/14NW/4
Section 22: SE/4 NE/4 & N/2 SE/4 (120)
Section 23: Lots 10, 22, 23 & N/2 SW/4 Except North 75’ of East 220’ (192.67)
Section 31 and 32: That part of Tract 77 lying West of Bear River containing 98.72 acres, more or less.
Section 31: Lots 6 (21.41), 7(12.22), 10(12.28), 11(22.22), W/2NE/4, E/2NW/4
Section 30: Lots 8 (15.14), 10 (22.94), NE/4SE/4
Sections 29: Lot 20 (23.48)
Tract 50: Part of Sections 22,27,26,23 (159.49)

Tract 51: Less and Except 35.21 acres described in that certain Warranty Deed recorded in Book 643, Page 688 of Lincoln County Wyoming between Thompson Land and Livestock and William T. Thompson (160.40)

Section 27: N/2SW/4, Lots 12 and 15(150.58)
Pt. of Sections 29, 30, 32: Resurvey Tract 43 (335.67)
Pt. of Section 29, 32: Resurvey Tract 42 (163.82)
Tracts: 44 part of Sections 29, 20(327.16)
Tracts: 45 part of Sections 29,20,21,28 (159.73)
Tracts: 46 part of Sections 21, 28 (160.24)
Tracts: 54 part of Sections 20, 21(159.98)
Tracts: 59 part of Sections 20, 21(39.98)
Tracts: 58 part of Sections 17, 16,20,21(159.88)
Tracts: 66 part of Sections 17, 16 (159.67)

T-24-N, R-120-W

Section 13: Tract 39 (80)
Section 25: SW/4NE/4, SE/4NW/4

Lease No:	88849-F-0002-00
Lessor:	Samuel O Bennion Jr and Patricia Ann Bennion
Lessee:	MRC Rockies Company
Lease Date:	02/28/2007
Gross Acres:	479.5300
Recording Info:	04/06/2007, Book 653, Page 687, Entry 928194
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W SECS 32, 33; T-21-N, R-118-W, SEC 6; T-21-N, R-119-W, SEC 1 - 479.53 acs, more or less described as follows:

T-23-N, R-118-W, SEC 32 - 200.00 acs being the SE/4, SE/4 NE/4
T-23-N, R-118-W, SEC 33 - 120.00 acs being the W/2 NW/4, NW/4 SW/4 of Section 33
T-21-N, R-118-W, SEC 06 - 39.53 acs being Lot 14
T-21-N, R-119-W, SEC 01 - 120.00 acs being the S/2 SE/4, SE/4 SW/4

Exhibit “A-2”

Lease No:	88849-F-0003-01
Lessor:	George W Cooper and Judy Lynn Coletti
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	678.8100
Recording Info:	07/23/2007, Boo k 666, Page 543, Entry 931509
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 4; T-22-N, R-118-W, SECS 28, 29, 32, 33 - 678.81 acs more or less described as follows:

T-21-N, R-118-W, SEC 04 - 158.81 acs being the SW/4 NW/4, Lot 8 and W/2 SW/4
T-22-N, T-118-W, SEC 28 - 40.00 acs being the NW/4 NW/4
T-22-N, R-118-W, SEC 29 - 120.00 acs being the SE/4 SE/4, E/2 NE/4
T-22-N, R-118-W, SEC 32 - 80.00 acs being the E/2 NE/4
T-22-N, R-118-W, SEC 33 - 280.00 acs being the SW/4 SW/4, N/2 SW/4, NW/4

Lease No:	88849-F-0003-02
Lessor:	Don D Failoni, Trustee of the Don D Failoni Trust dated November 16, 2005
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	678.8100
Recording Info:	07/23/2007, Boo k 666, Page 548, Entry 931511
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-&,22-N, R-118-W, SECS 04,28,29,32,33 678.81 acs more or less described as follows:
21N118W04 - 158.81 acs being the SW/4 NW/4, Lot 8 and W/2 SW/4
22N118W28 - 40.00 acs being the NW/4 NW/4
22N118W29 - 120.00 acs being the SE/4 SE/4, E/2 NE/4
22N118W32 - 80.00 acs being the E/2 NE/4
22N118W33 - 280.00 acs being the SW/4 SW/4, N/2 SW/4, NW/4

Lease No:	88849-F-0004-00
Lessor:	Aaron Joseph Carollo and Kristy K Carollo
Lessee:	MRC Rockies Company
Lease Date:	07/09/2007
Gross Acres:	418.3700
Recording Info:	07/23/2007, Boo k 666, Page 562, Entry 931516
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 26,35 - 418.37 acs more or less, described as follows:
T-24-N, R-117-W, SEC 35 - Tract 38 LESS AND EXCEPT 6.43 acs being a part of Tract 38 as described in Warranty Deed from Aaron Joseph Carollo to Sabra Richins, Randy Richins and Pat Kirberg as Joint Tenants with rights of survivorship, Book 414, Page 45, Deed Records Lincoln County, Wyoming; LESS AND EXCEPT All of Lots 2 and 4 in Section 35, and all of Lot 2 in Section 26, T-24-N, R-117-W, 6th PM described in Warranty Deed from Mary C Carollo to Utah Power and Light Company, in Book 116, Page 640 Deed Records of Lincoln County, Wyoming
T-23-N, R-117-W, SEC 26 - Tract 45 and Tract 46

Lease No:	88849-F-0005-01
Lessor:	Fred Allen Feller, Individually and as Trustee of the F Allen Feller Trust dtd 12-19-77
Lessee:	MRC Rockies Company
Lease Date:	06/14/2007
Gross Acres:	535.5500
Recording Info:	07/09/2007, Boo k 664, Page 814, Entry 931052
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 11,12,13,14,15 - 535.55 acs described as follows:

Beginning at a point that lies upon the North boundary of said Tract 46 and situated in the middle of the channel through which the Bear River flows; a point from whence the Southeast corner of said Section 11 bears South 39°36’ East 17.20 chains; Thence following the center thread of the channel for the Bear River; South 27°08’ West 2.02 chains; South 80°49’ East 10.03 chains; South 56°08’ East 9.15 chains; South 34°59’ East

Exhibit “A-2”

8.54 chains; South 15°02’ East 6.94 chains; South 02°17’ West 2.50 chains; South 26°1 1’ West 6.80 chains; South 54°41’ West 5.88 chains; South 72°39’West 5.03 chains; North 80°32’ West 6.69 chains; North 81°22’ West 7.99 chains; South 06°21’ East 6.34 chains; South 36°18’ East 6.08 chains; South 26°06’ East 5.50 chains; South 27°13’ West 3.94 chains; South 47°0l’ West 4.11 chains; to a point in the middle of the channel of the Bear River, the intent being to deed to the center of the channel through which the Bear River flows; thence West along a line parallel to the South boundary of said Tract 48, 101.34 chains to the West boundary of said Tract 48; thence North 15.40 chains along said West boundary to Corner No. 6 of said Tract 48, thence East 20.00 chains along a North boundary of said Tract 48 to Corner No. 7; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 8; thence East 20.00 chains, along a North boundary of said Tract 48 to Corner No. 9; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 10; thence East 68.97 chains along the North boundary of said Tract 46 and Tract 48 to the point of beginning; containing 535.553 acres, more or less.

Lease No:	88849-F-0005-02
Lessor:	Irene Feller, Individually and as Trustee of the Irene Feller Trust dtd 12-19-77
Lessee:	MRC Rockies Company
Lease Date:	06/14/2007
Gross Acres:	535.5500
Recording Info:	07/09/2007, Book 664, Page 811, Entry 931051
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 11,12,13,14,15 - 535.55 acs described as follows:

Beginning at a point that lies upon the North boundary of said Tract 46 and situated in the middle of the channel through which the Bear River flows; a point from whence the Southeast corner of said Section 11 bears South 39°36’ East 17.20 chains; Thence following the center thread of the channel for the Bear River; South 27°08’ West 2.02 chains; South 80°49’ East 10.03 chains; South 56°08’ East 9.15 chains; South 34°59’ East 8.54 chains; South 15°02’ East 6.94 chains; South 02°17’ West 2.50 chains; South 26°1 1’ West 6.80 chains; South 54°41’ West 5.88 chains; South 72°39’ West 5.03 chains; North 80°32’ West 6.69 chains; North 81°22’ West 7.99 chains; South 06°21’ East 6.34 chains; South 36°18’ East 6.08 chains; South 26°06’ East 5.50 chains; South 27°13’ West 3.94 chains; South 47°0l’ West 4.11 chains; to a point in the middle of the channel of the Bear River, the intent being to deed to the center of the channel through which the Bear River flows; thence West along a line parallel to the South boundary of said Tract 48, 101.34 chains to the West boundary of said Tract 48; thence North 15.40 chains along said West boundary to Corner No. 6 of said Tract 48, thence East 20.00 chains along a North boundary of said Tract 48 to Corner No. 7; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 8; thence East 20.00 chains, along a North boundary of said Tract 48 to Corner No. 9; thence North 20.20 chains along a West boundary of said Tract 48 to Corner No. 10; thence East 68.97 chains along the North boundary of said Tract 46 and Tract 48 to the point of beginning; containing 535.553 acres, more or less.

Lease No:	88849-F-0006-01
Lessor:	Julian Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	4615.1400
Recording Info:	05/21/2007, Book 658, Page 783, Entry 929570
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows:

Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming.

Section 11: N/2
Section 12: NW/4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/4NW/4

TRA 2
T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/2 E/2

Exhibit “A-2”

Section 20 : W/ 2 NE/4

TRA 3
T-22-N, R-115-W, SECS 06,07,08,18,19 - 982.33 acs more or less described as follows:
Section 6: Lot 4 (38.23), Lot 5 (38.21), Lot 6 (38.25), Lot 7 (38.30), E/2SW/4, SE/4
Section 7: Lot 1(38.34), Lot 2 (38.39), Lot 3 (38.43), Lot 4 (38.48), NE/4, NE/4SE/4
Section 8: NW /4NW/4, NW/4SW/4
Section 18: Lot 1 (38.57), Lot 2 (38.72)
Section 19: Lot 1 (39.14), Lot 2 (39.27)

TRA 4
T-22-N, R-116-W, SECS 01,12,13,24,- 1798.19 acs more or less described as follows:
Section 1: Lot 3 (16.11), Lot 4(23.89), NE/4SW/4, E/2
Section 12: Lot 1(41.67), Lot 2 (41.65), Lot 3(41.62), Lot 4 (41.59), Lot 5 (38.48), Lot 6 (40.09), Lot 7 (40.09), Lot 8 (38.51)
Lot 9 (38.54), Lot 10 (40.09), Lot 11 (23.19), Lot 12 (16.18), Lot 13 (22.23), Lot 14 (16.21), E/2NE/4, E/2SE/4
Section 13: Lot 1 (41.59), Lot 2 (41.60), Lot 5 (38.54), Lot 6 (40.04), Lot 7 (40.04), Lot 8 (38.52), Lot 10 (0.65), Lot 11(38.49), Lot 15 (16.18), Lot 16 (22.28), Lot 17 (0.89), E/2E/2, W/2SE/4
Section 24: Lot 5 (38.44), NE/4

TRA 5
T-23-N, R-115-W, SECS 19,30 - 223.94 acs more or less described as:
Section 19: Lot 15(40.07), Lot 16(40.11)
Section 30: Lot 5 (40.13), Lot 6(40.15), Lot 15 (40.17), Lot 16(23.31)

TRA 6
T-23-N, T-116-W, SECS 24,25,26 - 692.72 acs more or less, described as follows:
Section 24: E/ 2SE/4, SW/4SE/4, SE/4SW/4
Section 25: NW/ 4NE/4, E/2NE/4, NE/4SE/4, W/2NW/4, NE/4NW/4, N/2SW/4, Lot 1 (23.18), Lot 4 (23.18), Lot 5 (23.18)
Section 26: SE/ 4NE/4, NE/4SE/4, Lot 1 (23.18)

TRA 1, 2, 3, 4, 5, 6, containing 4,615.40 acs as described above

Lease No:	88849-F-0006-02
Lessor:	Michael Robert Julian
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	917.9600
Recording Info:	05/21/2007, Book 658, Page 777, Entry 929568
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows:

Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming.

Section 11: N/ 2
Section 12: NW/ 4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/ 4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/ 4NW/4

T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/ 2 E/2
Section 20: W/ 2 NE/4

Exhibit “A-2”

Lease No:	88849-F-0006-03
Lessor:	Joni Kae Gunderson
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	917.9600
Recording Info:	05/21/2007, Book 658, Page 780, Entry 929569
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,11,12,23,26 - 677.96 acs more or less described as follows:

Section 02: 37.96 acres, more or less, as described in that certain Warranty Deed dated February 4, 1932 from A. D. Hoskins and wife, Kate S. Hoskins to William Julian and recorded in Book 19, Page 43 of the Deed Records of Lincoln County, Wyoming.

Section 11: N/2
Section 12: NW/4NW/4, SW/4NW/4, NW/4SW/4
Section 23: SW/4NE/4, NW/4SE/4, E/2SW/4
Section 26: NW/4NW/4

T-22-N, R-118-W, SECS 17,20 - 240.00 acs more or less described as follows:
Section 17: W/2 E/2
Section 20: W/2 NE/4

Lease No:	88849-F-0007-01
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	2073.9500
Recording Info:	06/15/2007, Book 662, Page 110, Entry 930375
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, T-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

T-22-N, R-119-W, SECS 25 - 121.19 acs more or less described as follows:
Section 25 - Lot 3 (22.79), Lot 16 (18.40), SW/4 NE/4 and NW/4 SE/4

Exhibit “A-2”

Lease No:	88849-F-0007-02
Lessor:	Alice Pope Turner
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/28/2007, Book 663, Page 810, Entry 930774
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20, Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, T-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-03
Lessor:	Clayton B Pope and Marilyn C Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 280, Entry 930649
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, T-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit “A-2”

Lease No:	88849-F-0007-04
Lessor:	Clive A Pope Jr and Vivian H Pope
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 283, Entry 930650
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-05
Lessor:	Ray M Hall and La Fond P Hall
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/28/2007, Book 663, Page 807, Entry 930773
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit “A-2”

Lease No:	88849-F-0007-06
Lessor:	Starlene Pope Holm and Jim Holm
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/25/2007, Book 663, Page 286, Entry 930651
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0007-07
Lessor:	Roland C Willis and Linda L Willis
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/15/2007, Book 662, Page 115, Entry 930380
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Sect-ion 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Exhibit “A-2”

Lease No:	88849-F-0007-08
Lessor:	Merlyn Pope Sandberg
Lessee:	MRC Rockies Company
Lease Date:	05/29/2007
Gross Acres:	1952.7600
Recording Info:	06/15/2007, Book 662, Page 118, Entry 930381
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 13,14,23,24,25,26 - 1373.61 acs more or less, described as follows:

1,097.73 acs more or less, more particularly described in that certain Warranty Deed dated December 8, 1952 from Beckwith Quinn and Company to Clive Arden Pope and wife, Sylva H. Pope as recorded in Book 1, Page 363, of the Photostatic Records of Lincoln County, Wyoming; and

Section 25 - Lot 6 (22.95), Lot 7 (39.76), Lot 10 (39.57), Lot 14 (18.20), Lot 15 (18.40), SE/4 NW/4 and NE/4 SW/4
Section 26 - Lot 2 (39.58), Lot 13 (17.42)

T-22-N, R-119-W, SECS 07,08 - 319.53 acs more or less described as follows:
Section 8 - Lot 7 (19.23), Lot 9 (18.99), Lot 20 (39.59), Lot 21 (20.83), Lot 22 (20.89), NE/4 SW/4
Section 5 & 8 - Tract 45 (160.00)

T-22-N, R-118-W, SECS 20,29 - 240.00 acs more or less described as follows:
Section 20 - W/2 SE/4
Section 29 - W/2 NE/4, N/2 SE/4

T-21-N, R-119-W, SEC 07 - 19.62 acs more or less described as follows:
Section 7 - S/2 of Lot 7 and W/2 N/2 of Lot 8

Lease No:	88849-F-0008-00
Lessor:	Roland C Willis and Linda L Willis
Lessee:	MRC Rockies Company
Lease Date:	06/05/2007
Gross Acres:	1539.6300
Recording Info:	06/25/2007, Book 663, Page 292, Entry 930653
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 01, 02, 10, 11, 12
A Parcel of land situated in Secs 1, 2, 10, 11 & 12 of T22N, R120W 6th PM, described as follows:

Beginning at corner S of Resurvey Tract No. 49 from whence the Northeast corner of said S I0 bears North 16° 27’ East 69.76 chains; thence North 20.20 chains to corner No. 6 of Tract 49; thence East 20.00 chains to corner No. 7 of Tract 49; thence North 60.60 chains to corner No. 8 of tract 49; thence East 20 chains to corner No. 9 of tract 49; thence North 06° 00’ East 20.56 chains to corner No. 10 of Tract 49: thence East 60 chains to corner No I of Tract 49; North 06° 00’ East 20.56 chains to a point; thence East 32.54 chains to a point in the center of channel through which Bear River flows; thence on a meander of the central thread of Bear River; South 48° 24’ West 12.96 chains; South 15° 16’ West 6.84 chains; South 12° 38’ East 17.83 chains; South 79° 09’ West 8.45 chains; North 45° 00’ West 5.37 chains; North 23° 00’ West 18.79 chains; South 18° 26’ West 7.59 chains; South 15° 24’ East 17.32 chains; South 14° 07’ West 18.04 chains; North 83° 51’ West 6.54 chains ; South 46° 38’ East 7.43 chains; South 14° 25’ East 3.61 chains; South 23° 35’ West 17.24 chains; South 42° 14’ West 10.26 chains; South 62° 54’ East 9.44 chains; North 51° 54’ East 6.48 chains North 76° 30’ East 5.14 chains; North 71° 34’ East 1.90 chains; South 25° 57’ East 4.11 chains; South 15° 53’ West 12.79 chains; North 58° 00’ West 10.38 chains; South 33° 09’ West 11.71 chains; South 24° 24’ West 11.86 chains; South 27° 09’ West 11.71 chains; South 27° 09’ West 11.71 chains; South 24° 24’ West 11.86 chains; South 27° 09’ West 6.97 chains to end of said meander, the intent being to deed to the center of said channel, as measured midway between the top of the bank escarpments at normal ground levels; thence West 88.97 chains to point of beginning, containing 916.93 acres more or less.

T-22-N, R-120-W, SECS 02,03,10,11

Exhibit “A-2”

A Parcel of land in Secs 2, 3, 10 and 11 in T22N, R120W, more particularly described as follows:

Beginning at the Northeast corner of Section 2, T22N, R120W of the 6th PM, Lincoln County, WY, thence S 00° 10’ 41”E a distance of 1308.64 feet; thence S 89° 35’33” W a distance of 1319.87 feet thence S 00° 23’52” E a distance of 1303.85 feet; thence S 89° 54’ 54” W a distance of 2640.68 feet; thence S 00 11’16” W a distance of 1719.96 feet; thence S 89° 56’53”“W a distance of 1299.18 feet to a corner 8 of tract No. 49 of the Resurvey of T22N, R120W of the 6th PM; thence S 00° 01’00” E a distance of 4027.75 feet; thence N 87° 56’30” W a distance of 1315.49 feet to corner number 6 of tract 49 of the Resurvey of T22N, R120W of the 6th PM; thence S 00° 00’00” E distance of 1367.14 feet to corner number 5 of tract 49 of the Resurvey of T22N, R120W; thence N 89° 32’ 08” W a distance of 753.68 feet; thence N 18° 47’ 07” E a distance of 3677.25 feet; thence N 17° 10’00” E a distance of 737.07 feet; thence N 18° 23’ 21” E a distance of 4791.86 feet; thence N 33° 37’14” E a distance of 1152.43 feet more or less to the North boundary line of Section 2 ,T22N, R120W of the 6th PM; thence S 89° 57’ 07” E along the North boundary line of said Section 2 a distance of 3768.40 feet to the point of beginning of this description. containing 359.62 acres

T-22-N, R-120-W, SECS 14,15,22,23
A parcel of land situated in Sections 14, 15, 22 and 23 of T22N, R120W 6th PM in Lincoln County, Wyoming. described as follows:

Beginning at a point on the Eastern boundary of the holdings of Lawrence Johnson from whence the Southeast Corner of said section 15 bears South 76° 50’ East 39.22 chains; thence East 86.82 chains to a point situated in center of channel Bear River flows; thence on a meander of the central thread of Bear River, South 18° 57’ West 1.37 chains ; South 28° 43’ West 8.32 chains ; North 78° 14’ West, 4.90 chains; South 80° 24’ West 7.20 chains; South 31° 24’ East 6.91 chains; South 66° 02’ East 6.89 chains; South 40° 29’ East 5.39 chains; South 27° 39’ West 4.73 chains; South 82° 36’ West 7.76 chains; South 34° 19’ West 7.63 chains, South 55° 24’ East 9.68 chains to the end of said meander, the intent being to deed to the center of said channel, as measured midway between the banks of Bear River from top of said bank escarpments at normal ground levels; thence West 58.53 chains along the North boundary of the holdings of John Seday; thence North 26° 20’ west 19.11 chains to the point of beginning containing 263.08 acres more or less.

Lease No:	88849-F-0009-00
Lessor:	Roland Johns and Marilyn L Johns
Lessee:	MRC Rockies Company
Lease Date:	06/07/2007
Gross Acres:	514.0700
Recording Info:	06/27/2007, Book 663, Page 289, Entry 930652
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 06 - 409.22 acs more or less described as follows:
Section 06 - Lot 9 (34.20), Lot 20 (38.95), Resurvey Tract 118 (42.70), a part of Resurvey
Tract 117 (83.61), a part of Resurvey Tract 116 (41.04)
Section 06 and 07 - Resurvey Tract 128 (168.72)

T-25-N, R-120-W, SECS 01-104.85 acres, more or less described as follows:
Section 1: A part of Resurvey Tract 116, being all that part of Resurvey Tract 116 which lies
North and East of the Bear River, said Parcel being more particularly described in that certain Quit Claim Deed dated August 20, 1934 from Parley T. Anderson and wife, Laura
H. Anderson to Edward J. Ineck as recorded in Book 18, Page 153 of the Deed Records of
Lincoln County, Wyoming. Containing 103.35 acres, more or less.

Section 1: A part of Resurvey Tract 117 (1.50)

Exhibit “A-2”

Lease No:	88849-F-0010-00
Lessor:	L & N Johnson Properties LLC
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	144.2000
Recording Info:	07/09/2007, Boo k 664, Page 808, Entry 931050
State:	Wyoming
County:	Lincoln
Legal Description:	T-21 & 22-N, R-120-W, SECS 33,34 - 144.20 acs more or less described as follows:
Section 33 - Lot 9 and the S/2 of Lot 8 (39.84)
Section 34 - Lot 17 and the S/2 of Lot 16 (0.335); and

The Larry D Johnson Exchange Parcel described as follows: That part of Tract 37, T-21-N, and T-22-N, R-120-W, and Tract 38, T-22-N, R-120-W, Lincoln County, Wyoming, and being more particularly described in that certain Quit Claim Deed No. 4 dated April 5, 1999 from L Dallas Johnson et al to Larry D Johnson as recorded in Book 429, Page 013, of the Photo Records of Lincoln County, Wyoming and containing 104.02 acres, more or less

Lease No:	88849-F-0011-01
Lessor:	Esther M Hutchinson
Lessee:	MRC Rockies Company
Lease Date:	04/30/2007
Gross Acres:	2474.7200
Recording Info:	06/04/2007, Boo k 660, Page 489, Entry 929983
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 12,13,14,15,16,21,22,23,24,25

Section 12: S/ 2 S/2
Section 13: N/ 2NW/4, NW/4NE/4, Lot 1(16.28), Lot 13 (44.58), Lot 14 (32.84), Tract 114-A (12.31), Tract 114-B (40.80), Tract 114-C (40.48), Tract 114-D (40.80), Tract 114-E (11.92),
Tract 115-A (40.00), Tract 115-B (40.80), Tract 115-C (40.80), Tract 115-D (11.70)
Section 14: Lot 7(28.31), Lot 22(26.66), Tract 61-A (40.00), W/2 of Tract 61-B (20.00) part in Section 23
Section 15: S/ 2SE/4
Section 16: Lot 26 (24.69), Lot 27(35.12), Lot 28 (10.44), all in Tract 60
Section 16: Lot 24 (24.72), Lot 25 (10.43), each in Tract 52
Section 21: Lot 4 (27.77), Lot 5 (40.00), Lot 6(12.23), Lot 13 (4.91), Lot 12 (1.53), Lot 16 (3.38), all in Tract 60
Section 21: Lot 14 (35.09), Lot 15 (24.02), Lot 11(11.07), Lot 24(40.00), Lot 23 (27.00), Lot 25 (13.01), Lot 30 (1.63), Lot 31 (4.86) Lot 34(3.21), all in Tract 53
Section 21: Lot 2 (27.80), Lot 3 (12.23), Lot 18 (27.40), Lot 17 (12.60), Lot 21(27.00), Lot 22 (13.00), Lot 35 (1.57), Lot 38 (3.16), all in Tract 52
Section 21: Lot 20(13.00), Lot 39(1.55)
Section 22: Lot 3 (4.77), Lot 4 (4.71), N/2SW/4, SE/4NW/4, SW/4NE/4, N/2NE/4
Section 23: Lot 9 (26.64)
Section 24: E/ 40.00 acres of Tract 62, E/2NW/4SW/4, E/2 of Lot 8 (17.54), Lot 7 (36.72), SW/ 4NE/4,
Section 25: Lot 1(12.46), Lot 6(37.12), Lot 4(12.45), Lot 9(2.90), Lot 7(4.42), all in Tract 111

T-24-N, R-118-W, SECS 07,08,18,19

Section 7: Lot 14 (4.33), Lot 15 (35.42), SE/4SW/4, S/2SE/4
Section 8: W/ 2SW/4
Section 18: Lot 5 (35.46), Lot 6 (35.50), E/2NW/4, NE/4SW/4
Section 18 & 19: Tract 115-B (29.10)
Section 19: Lot 6(35.68), Lot 7(35.72), Lot 9(31.99), NE/4NW/4
Section 18: Tract 114-F (29.08)

Exhibit “A-2”

Lease No:	88849-F-0012-00
Lessor:	Mildred Parks Revocable Trust dated 10-29-90
Lessee:	MRC Rockies Company
Lease Date:	03/06/2007
Gross Acres:	1759.0000
Recording Info:	04/06/2007, Boo k 653, Page 689, Entry 928195
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SECS 23,25,26

Section 23 - SE/ 4 SE/4
Section 25 - SW/ 4 NE/4, NW/4 NW/4, S/2 NW/4
Section 26 - E/ 2 NE/4
T-24-N, R-117-W, SECS 29,30,19

Section 29 - Resurvey Tracts 54A (40.00), 54B (40.00), 54C (40.00) 54D (40.00)
Section 30 - Lot 5 (37.68), Lot 8 (36.52), Resurvey Tracts 55A (40.00), 55B (40.00), 55C (40.00, 55D (40.00) and NE NE
Section 19 - Lot 7 (40.96), Lot 8 (41.12), Lot 9 (40.00), Lot 12 (40.00), Lot 13 (41.28), Lot 14 (41.44), Lot 15 (40.00), Lot 16 (40.00), and SW SE

T-22-N, R-117-W, SECS 18,19

Section 18 - Lot 15(40.00), Lot 16 (40.00), and SW/4 SE/4
Section 19 - Lot 9 (40.00), Lot 10 (40.00), SW/4 NE/4, SE/4 NE/4, NW/4 NE/4

T-22-N, R-118-W, SECS 22,26,27

Section 22 - N/2
Tract 39A which is also known as:
Section 26 - Tract 39A (W/2 NW/4 SW/4)
Section 27 - Tract 39A (E/2 NE/4 SE/4)

Containing in the aggregate 1,759.00 acs, more or less

Lease No:	88849-F-0013-01
Lessor:	James Brent McKinnon Trust
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	474.7800
Recording Info:	07/09/2007, Boo k 664, Page 820, Entry 931054
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situated in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measured midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East, 21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No.4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20

Exhibit “A-2”

chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with comer No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89°58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

T-22-N, R-119-W, SEC 07 - 25.23 acs more or less described as follows: Beginn, R-ing at Corner No. 3 of Resurvey Tract No. 47 from whence the Southwest corner of said Section 7 bears South 30 deg 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.60 chains; thence North 15.20 chains; thence East 16.60 chains to the point of beginning,

Lease No:	88849-F-0013-02
Lessor:	Ross K & Debra R McKinnon Revocable Trust
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	449.5500
Recording Info:	07/09/2007, Book 664, Page 817, Entry 931053
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situate in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measure midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East ,21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No.4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20 chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with corner No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89°58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

EXCEPTING therefrom the following:

A parcel of land situated in Section 7, Township 22 North, Range 119 West, of the 6th P.M., in Lincoln County, Wyoming, described as follows:

Beginning at corner No. 3 of Resurvey Tract 47 from whence the Southwest corner of said Section 7 bears South 30° 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.6 chains; thence North 15.20 chains; thence East 16.6 chains to a point of beginning, said exception containing 25.23 acres, more or less.

Exhibit “A-2”

Lease No:	88849-F-0013-03
Lessor:	Douglas Lynn McKinnon
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	449.5500
Recording Info:	07/23/2007, Book 666, Page 559, Entry 931515
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 07; T-22-N, R-120-W, SECS 11,12 -

A parcel of land situated in Sections 11 and 12 of Township 22 North, Range 120 West and Section 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described as follows: Beginning at corner #3 of Resurvey Tract # 47 from whence the Southwest corner of said Section 7 bears South 30°00’ West 38.75 chains; thence South 15.20 chains to north boundary of Leo Telford lands; thence West 108.47 chains to a point situated in the center of the channel through which the Bear River flows; thence on a meander of the central thread of Bear River, North 27°08’ East 1.35 chains; North 24°24’ East 11.86 chains; North 33°09’ East 11.71 chains; south 58°00’ East 10.38 chains; North 15°53’ East 12.79 chains; North 25°57’ West 4.11 chains; South 71°34’ West 1.90 chains; South 76°30’ West 5.14 chains; South 51°54’ West 6.48 chains; North 62°54’ West 9.44 chains; North 42°14’ East 9.60 chains to the end of said meander of Bear River; the intent being to deed to the center of said channel as measure midway from the top of the bank escarpments at normal ground levels; thence East 119.89 chains ; thence South 22.71 chains to Corner #2 of said tract # 47; thence West 20 chains to place of beginning. Containing 418.78 acres more or less.

Also Included: Beginning at a point in the West line of the O.S L. now known as U.P. right of way which point is South 0°04’ East, 21.72 chains and West 2004 feet of the East quarter corner of Section 7, Township 22 North, Range 119 West of the Sixth Principal Meridian in Lincoln County, Wyoming, and running thence West 1886 feet, more or less, to the West boundary line of Tract 54, which point is identical with the East boundary line of Tract 47; running thence North along the West boundary line 15.20 chains to the corner No.4 of Tract 54, which point is identical with the corner No. 3 of Tract 47; thence East 20 chains along the North boundary line of Tract 54, which line is identical with the South boundary line of Tract 47, to corner No.1 of Tract 54, which point is identical with corner No. 2 of Tract 47; thence North 6.54 chains along East boundary of Tract 47; thence South 89 °58’ East 1000 feet, more or less to the West boundary line of the O.S.L. Railroad right of way; thence Southwesterly in said West line of the said O.S.L. right of way 1476 feet more or less to the place of beginning.

EXCEPTING therefrom the following:
A parcel of land situated in Section 7, Township 22 North, Range 119 West, of the 6th P.M., in Lincoln County, Wyoming, described as follows:

Beginning at corner No. 3 of Resurvey Tract 47 from whence the Southwest corner of said Section 7 bears South 30° 00’ West, 38.75 chains; thence South 15.20 chains; thence West 16.6 chains; thence North 15.20 chains; thence East 16.6 chains to a point of beginning, said exception containing 25.23 acres, more or less.

Lease No:	88849-F-0014-01
Lessor:	Patricia Ann and Everett D Peterson
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Boo k 666, Page 545, Entry 931510
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70)
T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)
T-25-N, R-118-W, SECS 21,22,28,29,32,33

Section 21: Lot 16 (3.44)
Section 22: Lot 6 (3.42), 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30 (30.17)

Exhibit “A-2”

Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Lease No:	88849-F-0014-02
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Book 666, Page 553, Entry 931513
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70)
T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)
T-25-N, R-118-W, SECS 21,22,28,29,32,33

Section 21: Lot 16 (3.44) 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30(30.17)
Section 22: Lot 6 (3.42)
Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Lease No:	88849-F-0014-03
Lessor:	J Russell Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/10/2007
Gross Acres:	1888.5838
Recording Info:	07/23/2007, Book 666, Page 556, Entry 931514
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 06

Section 6: Lots 9(54.30), 14, (40.00), 17(40.00), 23 (6.06), 24(4.69) and 25 (39.70)
T-24-N, R-119-W, SEC 01

Section 1: Lots 7(54.02), 8 (54.02), 9(54.04), 10 (0.55), 12(0.54), 15 (0.53), now described as part of Resurvey Tract 98 Tracts 97H(10.12), 97I(40.00), 97J (40.00), 97K (40.00) and Lot 46(29.91)
25N118W21,22,28,29,32,33

Section 21: Lot 16 (3.44) 17(10.36), 25(30.10), 26(9.95), 27(30.05), 28(19.70), 29(20.30), 30 (30.17)
Section 22: Lot 6 (3.42)
Section 28; Lots 5(26.20), 6(26.17), 20(6.42), 21(33.58), W/2NW/4, N/2SE/4
Section 29: Lots 23 (26.73), 24(26.12), SE/4NE/4, NE/4SE/4
Section 32: Tract 40(160.05) LESS AND EXCEPT: a parcel of land 300ft X 300ft in the Southwest corner of Tract 40 (2.0661157) containing 157.98389 acres, more or less.
Section 32: Lots 3(3.36), 4(10.52), 15(19.81) and 16(6.31)
Section 33: Tract 39 (640.03)

Exhibit “A-2”

Lease No:	88849-F-0015-01
Lessor:	J Russell Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	419.8200
Recording Info:	08/14/2007, Boo k 668, Page 790, Entry 932144
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W and T-22-N, R-120-W

A parcel of land situated in Section 1, 11, 12 of Township 22 North, Range 120 West and Sections 6 and 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described in particular by metes and bounds referred to in the plats made by the General Land Office of the United States of America under date of March 31, 1909, and the amendments thereto, as follows, to-wit:

Beginning at a point upon the East boundary of Tract 47 from whence the Northwest corner of said Section 7 bears South 72°08’ West, 42.18 chains, thence West 109.17 chains along the South boundary of the land known as the North Part of the MJB Lands to a point situated in the center of the channel through which Bear River flows; thence meandering the central thread of the channel of Bear River, South 14°07’ West 13.03 chains; North 83 °51’ West 6.54 chains; South 46°38’ East 7.43 chains; South 14°25’ East 3.61 chains; South 23°35’ West 17.24 chains; South 42°14’ West 0.66 chains to the end of said meander; thence East 119.89 chains to a point on the East boundary of said Tract 47; thence North 36.83 chains to the point of beginning; containing 419.82 acres, more or less.

Lease No:	88849-F-0015-02
Lessor:	Aden Kay & Kathleen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	419.8200
Recording Info:	08/06/2007, Boo k 668, Page 073, Entry 931907
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SECS 06,07 and T-22-N, R-120-W, SECS 01,11,12

A parcel of land situated in Section 1, 11, 12 of Township 22 North, Range 120 West and Sections 6 and 7 of Township 22 North, Range 119 West of the 6th Principal Meridian in Lincoln County, Wyoming, described in particular by metes and bounds referred to in the plats made by the General Land Office of the United States of America under date of March 31, 1909, and the amendments thereto, as follows, to wit:

Beginning at a point upon the East boundary of Tract 47 from whence the Northwest corner of said Section 7 bears South 72°08’ West, 42.18 chains, thence West 109.17 chains along the South boundary of the land known as the North Part of the MJB Lands to a point situated in the center of the channel through which Bear River flows; thence meandering the central thread of the channel of Bear River, South 14°07’ West 13.03 chains; North 83 °51’ West 6.54 chains; South 46°38’ East 7.43 chains; South 14°25’ East 3.61 chains; South 23°35’ West 17.24 chains; South 42°14’ West 0.66 chains to the end of said meander; thence East 119.89 chains to a point on the East boundary of said Tract 47; thence North 36.83 chains to the point of beginning; containing 419.82 acres, more or less.

Lease No:	88849-F-0016-01
Lessor:	Raymond T Petersen Family Trust
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/25/2007, Boo k 663, Page 278, Entry 930648
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47), Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1,061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)

Exhibit “A-2”

Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4
Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE NE, NE SE, and part of Tract #45, being that portion of the NE/4 lying Easterly from the center-line of the
Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way
Section 31 - Lot 32 (31.59), Lot 34 (17.13)

Containing in the aggregate 1339.70 acs, more or less

Lease No:	88849-F-0016-02
Lessor:	Richard D & Joanna M Petersen, Individually and as Trustees of the Richard D Petersen Family Trust
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/15/2007, Boo k 662, Page 113, Entry 930377
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47), Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)
Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad
(Union Pacific Railroad Company) right-of-way
Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4
Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE NE, NE SE, and part of Tract #45, being that portion of the NE/4 lying Easterly from the center-line of the
Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way
Section 31 - Lot 32 (31.59), Lot 34 (17.13)

Containing in the aggregate 1339.70 acs, more or less

Lease No:	88849-F-0016-03
Lessor:	Robert N Petersen and Carol D Petersen
Lessee:	MRC Rockies Company
Lease Date:	05/28/2007
Gross Acres:	1339.7000
Recording Info:	06/28/2007, Boo k 663, Page 805, Entry 930772
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 06 - 278.52 acs more or less being Lot 9 (40.07), Lot 10 (25.47),

Lot 17 (7.12), Lot 20 (32.72), Lot 21 (33.98), Lot 35 (37.23), and that portion of the E/2 E/2 lying Westerly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

T-23-N, R-119-W, SECS 14,17,20,21,23,29,31 - 1061.18 acs more or less described as follows:
Section 14 - Lot 23 (23.64)
Section 17 - Lot 15 (17.03), Lot 32 (21.31)

Section 20 - Lot 1 (21.67), Lot 17 (22.02), Lot 18 (22.37), Lot 29 (22.72), and part of Tract #49 being that portion lying Easterly from the center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way

Section 21 - S/2 S/2
Section 23 - Lot 3 (27.50), Lot 4 (27.46), E/2 NW/4
Section 29 - Lot 1 (36.40), Lot 4 (18.03), Lot 16 (22.89), Lot 18 (36.41), SE/4 NE/4, NE/4 SE/4, and part of Tract #45, being that portion of the NE/4 lying Easterly from the

Exhibit “A-2”

center-line of the Oregon Short Line Railroad (Union Pacific Railroad Company) right-of-way
Section 31 - Lot 32 (31.59), Lot 34 (17.13)

Containing in the aggregate 1339.70 acs, more or less

Lease No:	88849-F-0017-01
Lessor:	Judy Ann Julian
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Boo k 653, Page 700, Entry 928200
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;

T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-02
Lessor:	David James Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Boo k 653, Page 696, Entry 928198
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; T-25-N, R-116-W, SEC 32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-03
Lessor:	James E Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Boo k 653, Page 692, Entry 928196
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-04
Lessor:	Linda Kay Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 694, Entry 928197
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Exhibit “A-2”

Lease No:	88849-F-0017-05
Lessor:	Steven Jon Roberts
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 698, Entry 928199
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0017-06
Lessor:	Jennifer J Votruba
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	433.5800
Recording Info:	04/06/2007, Book 653, Page 702, Entry 928201
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 02; 25N116W32 - 433.58 acs more or less described as follows:

T-24-N, R-117-W, SEC 02 - Lot 5 (57.19), Lot 7 (56.92), Lot 10 (40.00), Lot 11 (40.00), Lot 12 (39.47) and Lot 14 (40.00) of Section 2;
T-25-N, R-116-W, SEC 32 - E/2 SE/4, SW/4 SE/4 and SE/4 SW/4 of Section 32

Lease No:	88849-F-0018-01
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	05/01/2007
Gross Acres:	4628.8400
Recording Info:	06/04/2007, Book 660, Page 492, Entry 929984
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 12,13,14,15,16,21,22,23,24,25, 1,842.44 acs more or less described as follows:
Section 12: S/2S/2

Section 13: N/2NW/4, NW/4NE/4, Lot 1(16.28), Lot 13 (44.58), Lot 14(32.84), Tract 114-A (12.31), Tract 114-B (40.80), Tract 114-C (40.48), Tract 114-D (40.80), Tract 114-E (11.92), Tract 115-A (40.00), Tract 115-B (40.80), Tract 115-C (40.80), Tract 115-D (11.70)

Section 14: Lot 7 (28.31), Lot 22 (26.66), Tract 61-A (40.00), W/2 of Tract 61-B (20.00) part in Section 23
Section 15: S/2SE/4
Section 16: Lot 26(24.69), Lot 27(35.12), Lot 28(10.44), all in Tract 60
Section 16: Lot 24 (24.72), Lot 25 (10.43), each in Tract 52
Section 21: Lot 4(27.77), Lot 5(40.00), Lot 6(12.23), Lot 13 (4.91), Lot 12(1.53), Lot 16(3.38), all in Tract 60
Section 21: Lot 14(35.09), Lot 15(24.02), Lot 11(11.07), Lot 24(40.00), Lot 23 (27.00), Lot 25 (13.01), Lot 30(1.63), Lot 31(4.86), Lot 34 (3.21), all in Tract 53
Section 21: Lot 2(27.80), Lot 3 (12.23), Lot 18(27.40), Lot 17(12.60), Lot 21(27.00), Lot 22(13.00), Lot 35 (1.57), Lot 38(3.16), all in Tract 52
Section 21: Lot 20 (13.00), Lot 39 (1.55)
Section 22: Lot 3 (4.77), Lot 4(4.71), N/2SW/4, SE/4NW/4, SW/4NE/4, N/2NE/4
Section 23: Lot 9 (26.64)
Section 24: E/40.00 acres of Tract 62, E/2NW/4SW/4, E/2 of Lot 8(17.54), Lot 7(36.72), SW/4NE/4
Section 25: Lot 1(12.46), Lot 6(37.12), Lot 4(12.45), Lot 9(2.90), Lot 7(4.42), all in Tract 111

T-24-N, R-118-W, SECS 07,08,18,19 - 632.28 acs more or less, described as follows:
Section 7: Lot 14(4.33), Lot 15(35.42), SE/4SW/4, S/2SE/4
Section 8: W/2SW/4
Section 18: Lot 5 (35.46), Lot 6(35.50), E/2NW/4, NE/4SW/4

Exhibit “A-2”

Section 18 & 19: Tract 115-E (29.10)
Section 19: Lot 6 (35.68), Lot 7 (35.72), Lot 9 (31.99), NE/4NW/4
Section 18: Tract 114-F (29.08)

T-22-N, R-119-W, SECS 30,31 - 433.42 acs more or less described as follows:
Section 30: Lot 12(38.39), SE/4SW/4, SW/4SE/4
Section 31: Lot 9(38.27), Lot 10(38.35), Lot 11(38.41), W/2NE/4, SE/4NE/4, E/2NW/4

T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. McKinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6tl p M. and Sections 19 and 30 in Township 23 North, Range 119 West, 6th P.M. and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan 1-1. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, R-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West, 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

Lease No:	88849-F-0018-02
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	2656.1800
Recording Info:	08/20/2007, Book 669, Page 449, Entry 932318
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. Mckinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6th PM, and Sections 19 and 30 in Township 23 North, Range 119 West, 6th PM, and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan H. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, R-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West, 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and
Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

T-23-N, R-120-W, SEC 35 - 162.48 acs more or less described as being the South 2,949 feet of Section 35, T-23-N, R-120-W, lying and being situated westerly of the centerline of Cokeville-Utah Line County Road No. 12-207

Exhibit “A-2”

Lease No:	88849-F-0018-03
Lessor:	William S Buckley and Bonnie Buckley
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	2656.1800
Recording Info:	08/20/2007, Book 669, Page 452, Entry 932319
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-119-W, SECS 24,25 - 1,092.70 acs more or less, described as follows:

That certain Tract in Sections 24 and 25 in Township 23 North. Range 120 West, 6th PM and Sections 19, 20, 29, and 30 in Township 23 North, Range 119 West, 6th PM and more particularly described in that certain Warranty Deed dated January 18, 1995 from Margaret A. McKinnon to Evan H. Pope and wife, Dotty Jo Pope as recorded in Book 363, Page 689 of the Photostatic Records of Lincoln County, Wyoming. containing 1646.00 acres, more or less. LESS AND EXCEPT: That part of a tract of land in Sections 24 and 25 in Township 23 North, Range 120 West, 6th PM, and Sections 19 and 30 in Township 23 North, Range 119 West, 6th PM, and more particularly described in that certain Warranty Deed dated May 1, 2000 from Evan H. Pope and wife, Dotty Jo Pope to Margaret A. McKinnon as recorded in Book 458, Page 496 of the Photostatic Records of Lincoln County, Wyoming. containing 554 acres, more or less.

T-23-N, R-120-W; T-23-N, T-119-W, SECS 19,20,29,30 - 628.00 acs more or less described as follows:

That part of Tracts 44, 45, 71 and 72 of Township 23 North, Range 119 West, 6th PM and Township 23 North, Range 120 West. 6th PM and more particularly described in that certain Warranty Deed dated May 2, 1972 from Joseph J. Buckley and wife, Bonnie Buckley to Evan Pope and wife, Dotty Jo Pope as recorded in Book 233, Page 228 of the Photostatic Records of Lincoln County, Wyoming.

T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and
Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

T-23-N, R-120-W, SEC 35 - 162.48 acs more or less described as being the South 2,949 feet of Section 35, T-23-N, R-120-W, lying and being situated westerly of the centerline of Cokeville-Utah Line County Road No. 12-207

Lease No:	88849-F-0018-04
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	773.0000
Recording Info:	08/27/2007, Book 670, Page 092, Entry 932500
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 22,23,35 - 773.00 acs more or less described as follows:
Section 22 - 80.00 acs being the SW/4 SE/4, SE/4 SE/4
Section 23 - 80.00 acs being the SW/4 SW/4, SE/4 SW/4
Section 35 - 223.00 acs being the North 2,331 feet and being situated Westerly of the centerline of the Cokeville-Utah line County Road No. 12-207; and
Tract 37 - 390.00 acs being All of Tract 37 and situated Westerly of the centerline of the Cokeville-Utah County Road No. 12-207

Exhibit “A-2”

Lease No:	88849-F-0019-00
Lessor:	R & L Johnson Properties LLC by Robert M and Larue E Johnson
Lessee:	MRC Rockies Company
Lease Date:	06/26/2007
Gross Acres:	322.3500
Recording Info:	07/09/2007, Book 664, Page 805, Entry 931049
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SECS 21,27,28,33,34 - 322.35 acs more or less described as follows:
Section 21 & 28 - Tracts 54A(39.53), 54B (39.73), 54C (39.94), and 54D (40.14)
Section 28 - Lots 8 and 9 (40.02)
Section 27 - Lots 16 and 25 (0.37)
Section 33 - Lot 7 and the N/2 of Lot 8 (40.64)
Section 34 - Lot 6 and the N/2 of Lot 16 (0.39); and The Robert M Johnson Exchange Parcel described as follows:

That part of Tract 38, T-22-N, R-120-W, 6th PM, Lincoln County, WY, lying and being situated West of a line between Corner No. 6 of said Tract 38 identical with the NE/corner of said Lot 6 and Corner No. 3 of Tract 42 of said T-22-N, R-120-W, 6th PM, identical with the SE/corner of said Lot 16 in Section 27, containing 81.59 acres more or less.

Lease No:	88849-F-0020-00
Lessor:	Sedey Ranch Inc by John Sedey, President
Lessee:	MRC Rockies Company
Lease Date:	06/25/2007
Gross Acres:	408.7200
Recording Info:	07/23/2007, Book 666, Page 550, Entry 931512
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-120-W, SECS 22,23,26 - 408.72 acs more or less out of Sections 22, 23, and 26 of T-22-N, R-12-W, bounded on the Westward side by a portion of the lands conveyed to Lawrence B Johnson by Beckwith Quinn and Company, as recorded in Book 196, Page 28 of the Photo Records of Lincoln County, Wyoming; bounded on the Eastward side by the middle channel thread of Bear River and bounded upon its North and South sides by lines bearing due East; described more particularly in that certain Quit Claim Deed dated March 27, 2000 from John Sedey Living Trust to Sedey Ranch Inc as recorded in Book 443, Page 387 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0021-00
Lessor:	Michael Sims
Lessee:	MRC Rockies Company
Lease Date:	05/15/2007
Gross Acres:	1805.3400
Recording Info:	06/04/2007, Book 660, Page 483, Entry 929981
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SECS 24,25,36, - 1,206.95 acs more or less, described as follows:
Section 24 - SE/4 (160.00)
Section 25 - Lot 1 (39.60), Lot 2 (38.79), Lot 3 (37.98), Lot 4 (38.73), Lot 5 (1.24), Lot 6 (2.00)
Section 25 - Lot 7 (1.20), Lot 8 (0.40), NE/4 (160.00), S/2 NW/4 (80.00), N/2 SW/4 (80.00), N/2 SE/4 (80.00)
Section 36 - N/2 Lot 7, being part of a line extended West from East-West line between 11 & 13 (15.00)
Section 36 - Lot 8 (40.10), Lot 9 (40.10), Lot 10 (40.10), Lot 11 (20.88), E/2 Lot 14 (20.05), Lot 15 (40.10)
Section 36 - Lot 16 (40.10), Lot 17 (40.10), Lot 18 (40.10), S/2 & NE/4 of Lot 19 (30.08)
Section 36 - Lot 24 (40.10), Lot 25 (40.10), Lot 26 (40.10)

T-22-N, R-115-W, SECS 19, 30, 31 - 598.39 acs more or less, described as follows:
Section 19 - Lot 3 (39.39), Lot 4 (39.52), Lot 37 (160.00)
Section 30 - Lot 1 (39.65), Lot 2 (39.80), Lot 3 (39.94), Lot 4 (40.09), E/2 SW/4 (80.00), SW/4 SE/4 (40.00)
Section 31 - NE/4 NW/4 (40.00), NW/4 NE/4 (40.00)

Exhibit “A-2”

Lease No:	88849-F-0022-01
Lessor:	Bette R Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 675, Entry 928190
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5 chains, thence West 20 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0022-02
Lessor:	Dennis T Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 678, Entry 928191
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0022-03
Lessor:	Gary R Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 684, Entry 928193
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Exhibit “A-2”

Lease No:	88849-F-0022-04
Lessor:	Robert F Stock
Lessee:	MRC Rockies Company
Lease Date:	03/07/2007
Gross Acres:	292.1900
Recording Info:	04/06/2007, Book 653, Page 681, Entry 928192
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-117-W, SECS 10,15 - a parcel of land lying within the boundaries of Re-Surveyed T-24-N, R-117-W of the 6th PM and also lying within Tracts 66, 67 and 72 of said Re-Survey of said Township and Range, said parcel of land being more particularly described by metes and bounds as follows: Beginning at corner No. 4 of Tract 72 of the Re-Survey of T-24-N, R-117-W of the 6th PM, thence East 40.00 chains to Corner No. 1 of said Tract 72, thence South 20.00 chains, thence West 20.00 chains, thence South 57.50 chains, thence East 18.75 chains, thence South 5.00 chains, thence West 20.00 chains, thence North 105.00 chains to the place of beginning and containing 292.19 acres, more or less

Lease No:	88849-F-0023-01
Lessor:	Thompson Land and Livestock Company
Lessee:	MRC Rockies Company
Lease Date:	05/21/2007
Gross Acres:	1067.6600
Recording Info:	06/04/2007, Book 660, Page 486, Entry 929982
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SEC 17 - 320.00 acs more or less, being described as being the W/2 NW/4, N/2 SW/4, SW/4 NE/4, W/2 SE/4 and SE/4 SW/4

T-21-N, R-119-W, SECS 19,20 - 160.00 acs more or less, more particularly described as follows:
Section 19 - 120.00 acs being the E/2 NE/4 and NE/4 SE/4
Section 20 - 40.00 acs being the SW/4 NW/4

T-21-N, R-120-W, SEC 01 - 240.00 acs more or less being the SW/4 NE/4, NE/4 SW/4, W/2 SE/4 and S/2 SW/4

T-22-N, R-117-W, SEC 25 - 160.00 acs more or less described as NE/4 NE/4, W/2 SE/4 and SE/4 SE/4

T-19-N, R-118-W, SEC 12 - 160.00 acs more or less being the SW/4

T-25-N, R-118-W, SEC 33 - 27.66 acs being Tract 97A and 97B

Lease No:	88849-F-0023-02
Lessor:	Etcheverry Sheep Company
Lessee:	MRC Rockies Company
Lease Date:	03/14/2008
Gross Acres:	320.0000
Recording Info:	08/29/2008, Book 703, Page 704, Entry 841774
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SEC 17 - 320.00 acs more or less, being described as being the W/2 NW/4, N/2 SW/4, SW/4 NE/4, W/2 SE/4 and SE/4 SW/4

Exhibit “A-2”

Lease No:	88849-F-0024-01
Lessor:	Alfred C Thoman Family Living Trust dtd 05-18-00
Lessee:	MRC Rockies Company
Lease Date:	04/03/2007
Gross Acres:	684.4400
Recording Info:	05/02/2007, Book 656, Page 470, Entry 928944
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119-W, SECS 02,03 - 564.44 acs more or less described as follows:

SECTION 2 - S/2 SW/4 and SW/4 SE/4 LESS AND EXCEPT 37.96 acs more or less as described in that certain Warranty Deed dated February 4, 1932 from A D Hoskins and wife, Kate S Hoskins to William Julian and recorded in Book 19 Page 43, of the Deed Records of Lincoln County, Wyoming, and LESS AND EXCEPT 18.40 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife, Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 240 of the Deed Records of Lincoln County, Wyoming; and

SECTION 3 - Lot 6 (39.70), S/2 N/2 and S/2 of said Section 3, LESS AND EXCEPT 18.90 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 243 of the Deed Records of Lincoln County, Wyoming

T-22-N, R-119-W, SEC 34 - 120.00 acs more or less being the N/2 SE/4 and SW/4 SE/4

Lease No:	88849-F-0024-02
Lessor:	Shirley K Thoman Family Living Trust dtd 05-18-00
Lessee:	MRC Rockies Company
Lease Date:	04/03/2007
Gross Acres:	684.4400
Recording Info:	05/02/2007, Book 656, Page 467, Entry 928943
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-119 - W, SECS 02,03 - 564.44 acs more or less described as follows:

SECTION 2 - S/2 SW/4 and SW/4 SE/4 LESS AND EXCEPT 37.96 acs more or less as described in that certain Warranty Deed dated February 4, 1932 from A D Hoskins and wife, Kate S Hoskins to William Julian and recorded in Book 19 Page 43, of the Deed Records of Lincoln County, Wyoming, and LESS AND EXCEPT 18.40 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife, Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 240 of the Deed Records of Lincoln County, Wyoming; and

SECTION 3 - Lot 6 (39.70), S/2 N/2 and S/2 of said Section 3, LESS AND EXCEPT 18.90 acs more or less as described in that certain Warranty Deed dated February 2, 1932 from Alfred Thoman and wife Floetta Thoman to Lincoln County, Wyoming and recorded in Book 17, Page 243 of the Deed Records of Lincoln County, Wyoming

T-22-N, R-119-W, SEC 34 - 120.00 acs more or less being the N/2 SE/4 and SW/4 SE/4 of Section 34

Lease No:	88849-F-0025-00
Lessor:	James W Buckley
Lessee:	MRC Rockies Company
Lease Date:	08/01/2007
Gross Acres:	210.0000
Recording Info:	08/20/2007, Book 669, Page 457, Entry 932321
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 05; T-23-N, R-119-W, SEC 32 - 210.00 acs more or less described as follows:

22N119W05 - 80.87 acs being Lot 5 (40.49) and Lot 6 (40.38)

23N119W32 - 129.13 acs being Lots 12 (18.51) , 14 (18.32), 17 (39 40), 19 (39.65), and W/2 SE/4 less and except Lots 12, 14, a part of Lot 17 and part of the W/2 SE/4 being all that land lying North of the road going East and West to the East boundary from US Highway 30, including the Green Machine Shed.

Exhibit “A-2”

Lease No:	88849-F-0026-00
Lessor:	Joseph J Buckley and Janet Buckley
Lessee:	MRC Rockies Company
Lease Date:	08/01/2007
Gross Acres:	66.7500
Recording Info:	08/20/2007, Book 669, Page 455, Entry 932320
State:	Wyoming
County:	Lincoln
Legal Description:

T-23-N, R-119-W, SEC 32 - 66.75 acs more or less, being Lot 12, Lot 14, a part of Lot 17 and part of the W/2 SE/4 being all that land lying North of the road going East and West to the East boundary from US Highway 30, including the Green Machine Shed,

Lease No:	88849-F-0028-00
Lessor:	Samuel O Bennion Jr and Patricia Ann Bennion
Lessee:	MRC Rockies Company
Lease Date:	07/30/2007
Gross Acres:	267.6800
Recording Info:	08/27/2007, Book 670, Page 095, Entry 932501
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 28,33; T-23-N, R-119-W, SEC 04 - 267.68 ads described as follows:

24N119W Sec 28 - Lot 15 (11.69), Lot 17 (35.23); Lot 18 (13.31) and Lot 25 (13.33) and the E/2 SE/4
24N119W Sec 33 - Lot 1 (13.33) and the NE/4 NE/4
23N119W Sec 4 - Lot 28 (13.15), Lot 30(36.28) and Lot 31 (11.36)

Lease No:	88849-F-0029-01
Lessor:	Lillian E Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 023, Entry 933326
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 6, 7 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

Exhibit “A-2”

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln

County, Wyoming.

Lease No:	88849-F-0029-02
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 032, Entry 933329
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 6, 7 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.

Exhibit “A-2”

SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Lease No:	88849-F-0029-03
Lessor:	Thomas S Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 026, Entry 933327
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 06,07 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8, 9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Exhibit “A-2”

Lease No:	88849-F-0029-04
Lessor:	Julienne Harrower
Lessee:	MRC Rockies Company
Lease Date:	08/27/2007
Gross Acres:	2521.4970
Recording Info:	09/21/2007, Book 673, Page 029, Entry 933328
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 06,07 et al 806.478 acs more or less, described as follows:

T-24-N, R-119-W, SECS 06,07
SECTION 6: Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River.
SECTION 7: Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River.

T-24-N, R-119 & 120-W
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River.

T-24-N, R-120-W, SECS 01,03,04,09,12,14
SECTION 1: S/2SE/4, Tracts 41A, 41C, 41D, 45 and 130.
SECTION 3: Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 4: Lots 5 and 10.
SECTION 9: Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 12: NE/4.
SECTION 14: NW/4NW/4

1715.019 acs more or less described as follows:
T-25-N, R-119-W, SECS 19,20,21,28,29,31,30,32,33,20
SECTION 21: Lots 30, 32 and 34.

SECTION 28: Lots 2,4, 5, 7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right of way and that part of Tract 129, lying Westerly of the centerline of the Bear River.

SECTION 29: Lots 34, 36, 37 and Tract 56 and Tract 58.
SECTION 31: Lot 5, North of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994.
SECTION 30: Tract 53.
SECTION 32: Lot 7.
SECTION 33: Lots 8,9, 14, 15, 25, 26, 32 and 42.
SECTIONS 20 & 29: Tract 59.
SECTIONS 29 & 32: Tract 57.
SECTIONS 21, 28, & 29: Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River.
SECTIONS 19 & 20: S/2 of Tract 80B and the S/2 of Tract 81.

All of the aforesaid containing 2521.497 acres, more or less, Being more particularly described in that certain Assignment of Agreement of Sale of Real Estate dated August 22, 2001 from John Russell Thornock and wife Emma Lucy Thornock to John Russell Thornock and Emma Lucy Thornock, Trustees as recorded in Book 471, Page 447 of the Photo Records of Lincoln County, Wyoming.

Exhibit “A-2”

Lease No:	88849-F-0055-00
Lessor:	H & B Land Company
Lessee:	MRC Rockies Company
Lease Date:	07/16/2007
Gross Acres:	410.0000
Recording Info:	09/21/2007, Book 673, Page 035, Entry 933330
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 410.00 acs more or less being Tract 47, LESS & EXCEPT that part of said Tract 47 in that certain Warranty Deed dated July 15, 2004, from Herman K Teichert and wife, Buhla B Teichert to H & B Land Company LLC as recorded in Book 562, Page 627 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0057-01
Lessor:	Kenneth W & Nanette Cook
Lessee:	MRC Rockies Company
Lease Date:	09/06/2007
Gross Acres:	205.0000
Recording Info:	09/21/2007, Book 673, Page 040, Entry 933332
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 33,34 - 205.00 acs more or less being that part of Tracts 46 and 49, more particularly described as Cottonwood Ranch North Tract in that certain Corporation Warranty Deed dated May 28, 2004, from Cottonwood Ranch Inc to Kenneth W Cook and wife Nanette Cook as recorded in Book 557, Page 322, of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0058-01
Lessor:	Esther M Hutchinson
Lessee:	MRC Rockies Company
Lease Date:	08/23/2007
Gross Acres:	159.9800
Recording Info:	09/21/2007, Book 673, Page 038, Entry 933331
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 21 - 159.98 acs more or less being Tract 53 (159.98)

Lease No:	88849-F-0058-02
Lessor:	Evan H and Dotty Jo Pope
Lessee:	MRC Rockies Company
Lease Date:	08/23/2007
Gross Acres:	159.9800
Recording Info:	10/03/2007, Book 674, Page 269, Entry 933684
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SEC 21 - 159.98 acs more or less being Tract 53 (159.98)

Lease No:	88849-F-0059-01
Lessor:	Norman M Harrower
Lessee:	MRC Rockies Company
Lease Date:	09/07/2007
Gross Acres:	608.0000
Recording Info:	10/03/2007, Book 674, Page 266, Entry 933683
State:	Wyoming
County:	Lincoln

Legal Description:

T-25-N, R-119-W, SECS 32,33; 24 & 25N120W06 - 608.00 acs, more or less and being more particularly described in that certain Warranty Deed dated March 8, 1983 from S. Reed Dayton and wife, Lois T Dayton, to Norman M Harrower, as recorded in Book 199, Page 287, Photo Records of Lincoln County, Wyoming, and described as follows:

T-25-N, R-119-W, SECS 32,33, 6th PM
Section 32 - Tract 49
Section 33 - Tract 46

T-24 & 25-N, R-120-W, SEC 06, 6th PM

Exhibit “A-2”

Section 6 - Tract 108, a part of Tract 109 and a part of Tract 107, being that part lying West of the Union Pacific Railroad right-of-way

All of the aforesaid containing 608.00 acres, more or less being more particularly described in that certain Warranty Deed dated March 8, 1983 from S Reed Dayton and wife, Lois T Dayton to Norman M Harrower as recorded in Book 199, Page 287 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0059-02
Lessor:	Cottonwood Ranch Inc
Lessee:	MRC Rockies Company
Lease Date:	09/06/2007
Gross Acres:	403.0000
Recording Info:	09/28/2007, Book 673, Page 667, Entry 933536
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 32,33; T-24 & 25-N, R-120-W, SEC 06 - 608.00 acs, more or less and being more particularly described in that certain Warranty Deed dated March 8, 1983 from S. Reed Dayton and wife, Lois T Dayton, to Norman M Harrower, as recorded in Book 199, Page 287, Photo Records of Lincoln County, Wyoming, and described as follows:

T-25-N, R-119-W, SECS 32,33, 6th PM
Section 32 - Tract 49
Section 33 - Tract 46

LESS AND EXCEPT 205.00 acs more or less, being that part of Tracts 46 and 49 within Sections 33 and 34, T-25-N, R-119-W, and more particularly described as Cottonwood Ranch North Tract in that certain Corporation Warranty Deed dated May 28, 2004 from Cottonwood Ranch Inc to Kenneth W Cook and wife, Nanette Cook as recorded in Book 557, Page 332 of the Photo Records of Lincoln County, Wyoming

T-24 & 25-N, R-120-W, SEC 06, 6th PM
Section 6 - Tract 108, a part of Tract 109 and a part of Tract 107, being that part lying West of the Union Pacific Railroad right-of-way

All of the aforesaid containing 608.00 acres, more or less being more particularly described in that certain Warranty Deed dated March 8, 1983 from S Reed Dayton and wife, Lois T Dayton to Norman M Harrower as recorded in Book 199, Page 287 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0060-01
Lessor:	Ernest A and Karen Thornock
Lessee:	MRC Rockies Company
Lease Date:	09/04/2007
Gross Acres:	3328.4480
Recording Info:	09/21/2007, Book 673, Page 017, Entry 933323
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, 6th PM, 1,715.019 acs described as follows:

Section 21 - Lots 30, 32 and 34

Section 28 - Lots 2,4, 5,7, 11, 13, 16, 34 and 40 also that part of Tract 61, lying West of the Oregon Shortline Railroad Right-of- way and that part of Tract 129, lying Westerly of the centerline of the Bear River

Section 29 - Lots 34, 36, 37 and Tract 56 and Tract 58
Section 31 - Lot 5, North of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994
Section 30 - Tract 53
Section 32 - Lot 7
Section 33 - Lots 8, 9, 14, 15, 25, 26, 32 and 42
Sections 20 & 29 - Tract 59
Sections 29 & 32 - Tract 57
Sections 21, 28, & 29 - Tract 60 and that part of Tract 76, lying Westerly of the centerline of the Bear River
Sections 19 & 20 - S/2 of Tract 80B and the S/2 of Tract 81

Exhibit “A-2”

T-24-N, R-119-W, SECS 06,07; T-24-N, R-119 &120-W; T-24-N, R-120-W, SECS 01,03,04,09,12,14 - 806.478 acs described as follows:

T-24-N, R-119-W, 6th P.M.
Section 6 - Lots 49 and 50, that part of Lot 18, lying Westerly of the centerline of the Bear River
Section 7 - Lots 12, 23, 24 and that part of Tract 121 lying Westerly of the centerline of the Bear River

T-24-N, R-119 & 120-W 6th P.M.
Those portions of Tracts 85 and 86 lying Westerly of the centerline of the Bear River

T-24-N, R-120-W, 6th P. M.
Section 1 - S/2 SE/4, Tracts 41A, 41C, 41D,45 and 130
Section 3 - Lot 9, East of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994
Section 4 - Lots 5 and 10
Section 9 - Lot 7, South of property line/fence line as described by Surveyor Scherbel, LTD on the Map recorded in the Lincoln County, Wyoming Clerk’s Office as Map 21C on January 5, 1994
Section 12 - NE/4
Section 14 - NW/4NW/4

Lease No:	88849-F-0061-01
Lessor:	Ronald H & Vonda L Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 046, Entry 933334
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0061-02
Lessor:	Richard B & Debra F Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 049, Entry 933335
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Lease No:	88849-F-0061-03
Lessor:	Chad B Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 043, Entry 933333
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47, and that part of said Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126 of the Photo Records of Lincoln County, Wyoming

Exhibit “A-2”

Lease No:	88849-F-0061-04
Lessor:	Briant B and Clyda J Teichert
Lessee:	MRC Rockies Company
Lease Date:	07/19/2007
Gross Acres:	194.0000
Recording Info:	09/21/2007, Book 673, Page 020, Entry 933325
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SECS 28,29,32,33 - 194.00 acs being Tract 47 described in that certain Warranty Deed dated May 31, 1999 from Herman K Teichert and wife, Buhla B Teichert to Ronald H Teichert and wife, Vonda L Teichert as recorded in Book 432, Page 126, of the Photo Records of Lincoln County, Wyoming.

Lease No:	88849-F-0062-00
Lessor:	K-H Cornia Investments LLC
Lessee:	MRC Rockies Company
Lease Date:	09/13/2007
Gross Acres:	555.0000
Recording Info:	09/28/2007, Book 673, Page 661, Entry 933534
State:	Wyoming
County:	Lincoln
Legal Description:

T-22-N, R-120-W, SEC 27, 6th PM - 555.00 acs more ore less described as beginning at a point situated on the West Boundary of Tract 42 from whence the NW/corner of Section 27, T-22-N, R-12-W, Lincoln County, Wyoming bears South 1343.10 feet; thence South 84 deg 25’ East, 3062 feet, thence North 74 deg 20’ East, 1164.0 feet; thence South 81 deg 38’ East, 890.40 feet; thence South 26 deg 20’ East, 508.80 feet; thence South 20 Deg 41” East, 4249.00 feet; thence South 2 deg 27’ West, 1320.70 feet along the Western boundary of the holdings of John Sedey and Beckquith-Quinn and Company of A. B Weston; thence North 63 deg 57’ West, 7453.50 feet to a point situated in the West boundary of Tract 42; thence North 2574.90 feet along the West boundary of said Tract 42 to the point of beginning and containing 555.00 acres, more or less

Lease No:	88849-F-0063-00
Lessor:	Dayton Sublette LLC
Lessee:	MRC Rockies Company
Lease Date:	09/10/2007
Gross Acres:	504.3100
Recording Info:	09/28/2007, Book 673, Page 664, Entry 933535
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-119-W, SECS 14,23,24 - 504.31 acs more or less, described as follows:
Section 14, 23 - E/2 of Tract 61B and all of Tract 61C
Section 23 - Tract 61D, Lot 5, 6, 13, 18, 20, 21, S/2 SE/4 and SE/4 SW/4
Section 23, 24 - Tract 62 less and except the East 40.00 acres
Section 24 - W/2 of Lot 8, W/2 NW/4 SW/4

Lease No:	88849-F-0093-00
Lessor:	Anderson Brothers Trust dated 09-26-84, by Craig D Anderson, Trustee and Claudia M Anderson, Individually and as Trustees
Lessee:	MRC Rockies Company
Lease Date:	11/08/2007
Gross Acres:	1930.6700
Recording Info:	02/01/2008, Book 685, Page 495, Entry 936671
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 06, 6th PM

Section 6: All of Resurvey Tract 115
T-25-N, R-120-W, SEC 01, 6th PM

Section 1: Tracts 43 and 44 (described under original survey as Lots 2, 3,4, SW/4NW/4, N/2SE/4 and E/2SW/4)

LESS AND EXCEPT: 1.00 acres, more or less, described in that Certain Warranty Deed dated November 23, 1949 from Parley T. Anderson et al to Alma K. Walton as recorded in Book 27, Page 380 of the Photo Records of Lincoln County, Wyoming.

Exhibit “A-2”

LESS AND EXCEPT: 1.65 acres, more or less, described in that certain Warranty Deed dated June 14, 1915 from Parley T Anderson to Oregon Short Line Railroad Company, as recorded in Book 2, Page 318 of the Deed Records of Lincoln County, Wyoming.

LESS AND EXCEPT: 0.73 acres, more or less, described in that certain Warranty Deed dated August 23, 1916 from Parley T. Anderson to Oregon Short Line Railroad Company as recorded in Book 2, Page 509 of the Deed Records of Lincoln County, Wyoming.

All of Resurvey Tract 115
A parcel of land bounded on the North by Tracts 44 and 116, on the East by Tract 116 on the South by Tract 43 and on the West by the Idaho State Line, containing 91.46 acres, more or less.

T-26-N, R-119-W, SECS 29,30,31,32, 6th PM
Section 29: SE/4SW/4
Section 30: SW/4SE/4, S/2SW/4
Section 31: S/2, S/2N/2, N/2NW/4, NW/4NE/4
Section 32: Lots I and 2, SW/4NE/4, E/2NW/4, SW/4NW/4, N/2SW/4, NW/4SW/4

T-26-N, R-120-W, SEC 25, 6th PM

Section 25: S/2SE/4 LESS AND EXCEPT: 1.568 acres, more or less, described in that certain Warranty Deed dated May 28, 1932 from Parley T. Anderson et ux to John Peccolo and Ermett Colobarie, as recorded in Book 17, Page 286 of the Deed Records of Lincoln County, Wyoming. LESS AND EXCEPT: 1.58 acres, more or less, described in that certain Warranty Deed dated April 2, 1938 from Parley T Anderson etux to Reuei T, Call, as recorded in Book 18, Page 606 of the Deed Records of Lincoln County, Wyoming. LESS AND EXCEPT: 1.00 acres, more or less, described in that certain Warranty Deed dated July 28, 1959 from Theodore Anderson et al to Robert Lewis Dayton, as recorded in Book 35, Page 518 of the Photo Records of Lincoln County, Wyoming.

Section 36: NE/4, E/2SE/4 LESS AND EXCEPT: from the hereinabove described lands, 18.16 acres, more or less, described in that certain Warranty Deed dated March 30, 1935 from Parley T. Anderson to Lincoln County, Wyoming as recorded in Book 20, Page 185 of the Deed Records of Lincoln County, Wyoming.

Lease No:	88849-F-0094-00
Lessor:	Fisher Revocable Trust dated 06-23-05
Lessee:	MRC Rockies Company
Lease Date:	11/14/2007
Gross Acres:	161.6600
Recording Info:	02/01/2008, Book 685, Page 493, Entry 936670
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-120-W, SECS 01,12, 6th PM
Section 1 and 12, 161.66 acs being Tract 42

Lease No:	88849-F-0095-00
Lessor:	Darcy Brent & Mary Ann Holden
Lessee:	MRC Rockies Company
Lease Date:	11/27/2007
Gross Acres:	149.2300
Recording Info:	02/01/2008, Book 685, Page 498, Entry 936672
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-120-W, SECS 25,36
149.23 acs being Lot 4 of Section 25, and Lots 1 & 2 of Section 36

Exhibit “A-2”

Lease No:	88849-F-0129-00
Lessor:	Michael R Whitby
Lessee:	MRC Rockies Company
Lease Date:	01/28/2008
Gross Acres:	97.4600
Recording Info:	02/26/2008, Book 688, Page 050, Entry 937203
State:	Wyoming
County:	Lincoln
Legal Description:

T-24-N, R-119-W, SEC 03 - 97.46 acs, more or less, being all that portion of Tract 94, LESS AND EXCEPT land previously deeded to George L Hankin and Mavis A Hankin recorded in Book 157PR, Page 29 and Book 296PR Page 89. Also LESS AND EXCEPT Lots 35, 43 and 44 of Tract 94, subject to easements and rights-of-way of record and vision

Lease No:	88849-F-0130-01
Lessor:	Carma R Fabrizio
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 041, Entry 937200
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119- W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows: Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.
That part of Tract 105. Township 24 North, Range 119 West; lying East of the present

Exhibit “A-2”

Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-02
Lessor:	Raymond H Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 056, Entry 937205
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05
A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

Exhibit “A-2”

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-03
Lessor:	Carolyn R Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	03/05/2008, Book 688, Page 697, Entry 937384
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows:

Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows: Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains;

Exhibit “A-2”

North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.90 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence South 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-04
Lessor:	Monea Mathews
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 044, Entry 937201
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05
A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County

Exhibit “A-2”

deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th
P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-05
Lessor:	Gwen Taylor
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 053, Entry 937204
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05

Exhibit “A-2”

A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-06
Lessor:	David L Moon
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	02/26/2008, Book 688, Page 047, Entry 937202
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 0 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

Exhibit “A-2”

T-24-N, R-119-W, SECS 04,05
A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears S. 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0130-07
Lessor:	Ilene Harward
Lessee:	MRC Rockies Company
Lease Date:	01/30/2008
Gross Acres:	851.1400
Recording Info:	04/02/2008, Book 691, Page 056, Entry 937973
State:	Wyoming
County:	Lincoln
Legal Description:	T-24 & 25-N, R-119-W, 6th P. M.

All of Tract 45, LESS AND EXCEPT: that part described as follows: Beginning at a point designated as 2/45 of Tract 45,Township 25 North, Range 119 West, 6th P. M., Wyoming, and running thence West 302 feet, more or less, to the center of the present state highway; thence South 11°55’ East along the middle of said state highway to the West line of Tract 42; thence North to point number 5/45; thence East 39.75 chains to corner number 4; thence North 00 deg 54’ East 19.88 chains to corner number 3; thence West 39.90 chains to corner number 2 and point of beginning. LESS AND EXCEPT: that part of Tract 45 Township 25 North, Range 119 West, 6th P. M. Wyoming, described as follows:

Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof, thence West along the South line of said Tract to the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning.

That part of Tracts 42 and 45, Township 25 North, Range 119 West, 6th P.M. described as follows: Commencing at Point Number 6/45 of Tract 45, being the Southeast corner thereof; thence West along the South line of said Tract to Point Number 7/45, being the Southwest corner thereof; thence North along the West line of said Tract 80 rods; thence East to the center line of the present Wyoming State Highway; thence Southeasterly along the center line of said highway to a point where said center line crosses the South line of Tract 42; thence West to the place of beginning. Commencing at corner Number 8/45 in Tract 45, Township 25 North, Range 119 West, 6th P.M. and running thence North 9° West 527 feet, thence North 42° East 104 feet, thence North 37° West 104 feet, thence West 184 feet to the Oregon Short Line Railroad right of way, thence South 10 deg 39’, East 693 feet along the East Boundary of the Oregon Short Line Railroad Company’s right of way, thence South 89°30’ East 130 feet to the place of beginning.

Exhibit “A-2”

All of Tract 48, Township 25 North, Range 119 West, 6th P. M.
All of Tract 69, Township 25 North, Range 119 West, 6th P. M.

T-24-N, R-119-W, SECS 04,05
A parcel of land situated within the westernmost portion of Resurvey Tract Number 104 of Township 24 North, Range 119 West, 6th P.M. described in particular as follows:

Beginning at Corner 3 of said Tract 104; thence south 89 deg 40’ East, 13.03 chains along the southern boundary of said Tract 104 to the Western boundary of land deeded to the San Francisco Sulphur Company as described on page 68 of Book 18 of Lincoln County deeds; thence North 27 deg 3’ East, 2.97 chains to a point on the northeasterly bank of the Kinney Irrigation Ditch, a meander point on said western boundary; thence meandering northerly on the northeasterly bank said irrigation Ditch; North 62 deg 1’ West 9.03 chains; North 26 deg 25’ West 7.76 chains; North 11 deg 3’ West, 8.81 chains; North 6 deg 36’, 10.86 chains to the northern boundary of said Tract 104; thence South 89 deg 50’ West, 2.51 chains to Corner No.4 of said Tract 104; thence South 33.18 chains to the place of beginning.

That part of Tract 105, Township 24 North, Range 119 West of the 6th P.M.

That part of Tract 105. Township 24 North, Range 119 West; lying East of the present Wyoming State Highway known as 30 North excepting a parcel of land situated within the boundaries of Resurvey Tract No. 105, Township 24 North, Range 119 West, 6th P.M.; said parcel of land forming a portion of the right of way for U.S. Highway No. 30N, as shown in particular upon the plat of the survey for F.A.P. No. 34-Sec. “A” by the Wyoming State Highway Department, as follows, to wit: Beginning at a point on the Southern boundary line of said Tract 107 from whence Corner No.2 of Tract 105 of said T. & R. Bears South 89 deg 20’ East 1258.4 feet; thence North 89 deg 20’ West 153.4 feet; thence North 11 deg 58’ West, 2211.9 feet, thence North 89 deg 50’ East, 153.2 feet along the Northern boundary line of said Tract 105; thence south 11 deg 58’ East, 2214.40 feet to the place of beginning.

A parcel of land situated within Tract 106 of Township 24 North, Range 119 West of the 6th P.M., described in particular as follows, to-wit:

Beginning at Highway fence on West side of Highway 30N and 30 feet North of Smiths Fork River bank, running 125 feet west, thence North 300 feet, thence East 125 feet, thence south 300 feet to place of beginning, with right of way privileges to enter above described land through driveway to Tract 106.

Lease No:	88849-F-0131-00
Lessor:	Reed Land and Cattle Company LLP
Lessee:	MRC Rockies Company
Lease Date:	02/14/2008
Gross Acres:	729.3700
Recording Info:	04/02/2008, Book 691, Page 059, Entry 937974
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 20,21 - 729.37 acs being All of Tracts 78, 79 and 86

Lease No:	88849-F-0132-00
Lessor:	Julie Anne Reed
Lessee:	MRC Rockies Company
Lease Date:	02/05/2008
Gross Acres:	238.4500
Recording Info:	04/02/2008, Book 691, Page 067, Entry 937977
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SEC 27 - 238.45 acs being all of Tract 62 and all of Tract 61 of Township 25 North, Range 119 West, 6th P.M., lying and being situated Easterly of the Oregon Short Line Railroad; EXCEPTING THEREFROM the following described Tracts of land:

Beginning at corner No. 2 of Tract 129 where is found a concrete tack set in Highway 30N with 2” 1 P&BC witness corners set Westerly and Southerly; thence South 87°42’ East, 458.00 feet to a point; thence South 10°11’ East, 407.90 feet to a point; thence South 83°31’ West, 954.30 feet, more or less, to the East right-of-way line of the Oregon Short Line Railroad; thence North 09°37’ West, 537.00 feet, more or less, along the said right-of-way line to the North line of said Tract 61; thence South 89°47’ East, 103.00 feet along the said North line to a point; thence continuing South 89°47’ East, 405.00 feet, more or less, along the said North line to the place of beginning; each point being marked by a 2” galvanized steel pipe 30” long with brass cap appropriately inscribed; encompassing an area of 10.40 acres, more or less; and

Exhibit “A-2”

That part of Tract 61 of Township 25 North, Range 119 West, Lincoln County, Wyoming, described as follows: Beginning at Corner No. 3 of Tract 48, Township 25 North, Range 119 West, 6th P.M., and running North 9° West 527.00 feet; thence North 42° East 104.00 feet; thence North 37° West 104.00 feet; thence West 184.00 feet to the Oregon Short Line Railroad (or right-of-way, as the case may be); thence South 10°39’ East 693.00 feet along the Oregon Short Line Railroad (or East boundary of the Oregon Short Line Railroad right-of-way, as the case may be); thence South 89°30’ East 130.00 feet to the place of beginning, containing 2.38 acres, more or less.

Lease No:	88849-F-0133-01
Lessor:	Frederic C Reed
Lessee:	MRC Rockies Company
Lease Date:	02/22/2008
Gross Acres:	76.6900
Recording Info:	04/02/2008, Book 691, Page 061, Entry 937975
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 21,22 - 76.69 acs being all that portion of the most Northerly forty acres, more or less, of Tract 129, of Township 25 North, Range 119 West, 6th P. M., lying and being East of the right-of-way of the Oregon Short Line Railroad (Union Pacific System) formerly described as the SW/4SW/4 of Section 21, Township 25 North, Range 19 West 6th P. M., more particularly described by metes and bounds as follows: Beginning at corner No. I of said Tract 129 and running thence South 0 deg 16’ East 20.43 chains; thence North 89°53’ West to the Easterly boundary line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System); thence running in a Northwesterly direction along said right-of-way boundary to a point on the North boundary of said Tract 129; thence South 80°53’ East to Corner No. I of said Tract 129, the place of beginning.

All of that portion of Tract 76, of Township 25 North, Range 119 West, 6th P. M., lying and being situated East of the East line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System), according to the resurvey and known and described under the original survey thereof as being approximately the whole of the NW/4SW/4 of Section 22, Township 25 North, Range 119 West, 6th P. M., LESS AND EXCEPT: approximately 3.31 acres conveyed to Lincoln County by Deed dated March 30, 1935 and Recorded December17, 1937 in Book 21, Page 60 of the Deed Records, Lincoln County, Wyoming, for highway purpose and which portion lies on the Easterly portion of said hereinabove-described land.

Lease No:	88849-F-0133-02
Lessor:	Bernadine A Reed and Frederic C Reed, Trustees of the Bernadine A Reed Revocable Trust dated December 26, 1991
Lessee:	MRC Rockies Company
Lease Date:	02/22/2008
Gross Acres:	76.6900
Recording Info:	04/02/2008, Book 691, Page 064, Entry 937976
State:	Wyoming
County:	Lincoln
Legal Description:

T-25-N, R-119-W, SECS 21,22 - 76.69 acs being all that portion of the most Northerly forty acres, more or less, of Tract 129, of Township 25 North, Range 119 West, 6th P. M., lying and being East of the right-of-way of the Oregon Short Line Railroad (Union Pacific System) formerly described as the SW/4SW/4 of Section 21, Township 25 North, Range 119 West 6th P. M., more particularly described by metes and bounds as follows:

Beginning at corner No. I of said Tract 129 and running thence South 0 deg 16’ East 20.43 chains; thence North 89°53’ West to the Easterly boundary line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System); thence running in a Northwesterly direction along said right-of-way boundary to a point on the North boundary of said Tract 129; thence South 80°53’ East to Corner No. I of said Tract 129, the place of beginning.

All of that portion of Tract 76, of Township 25 North, Range 119 West, 6th P. M., lying and being situated East of the East line of the right-of-way of the Oregon Short Line Railroad (Union Pacific System), according to the resurvey and known and described under the original survey thereof as being approximately the whole of the NW1/4SW1/4 of Section 22, Township 25 North, Range 119 West, 6th P. M., LESS AND EXCEPT: approximately 3.31 acres conveyed to Lincoln County by Deed dated March 30, 1935 and Recorded December17, 1937 in Book 21, Page 60 of the Deed Records, Lincoln County, Wyoming, for highway purpose and which portion lies on the Easterly portion of said hereinabove-described land.

Exhibit “A-2”

Lease No:	88849-F-0134-00
Lessor:	Jeanne Reed Esterholdt
Lessee:	MRC Rockies Company
Lease Date:	02/26/2008
Gross Acres:	23.5800
Recording Info:	04/02/2008, Book 691, Page 070, Entry 937978
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 27,28 - 23.58 acs being that part of Tract 61 and 62 described as follows:

Beginning at corner No.2 of Tract 129 where is found a concrete tack set in Highway 30N with 2” 1P&BC witness corners set Westerly and Southerly; thence South 87°42’ East, 458.00 feet to a point; thence South 10 deg 11’ East, 407.90 feet to a point; thence South 83°31’ West, 954.30 feet, more or less, to the East right-of-way line of the Oregon Short Line Railroad; thence North 09°37’ West, 537.00 feet, more or less, along the said right-of-way line to the North line of said Tract 61; thence South 89°47’ East, 103.00 feet along the said North line to a point; thence continuing South 39047’ East, 405.00 feet, more or less, along the said North line to the place of beginning; each point being marked by a 2” alvanized steel pipe 30” long with brass cap appropriately inscribed. LESS AND EXCEPT: 2.00 acres, more or less, deeded to the State Highway Commission of Wyoming and described as Parcel I on that certain Quit Claim Deed recorded in Book 127, Page 318 of the Photostatic Records, Lincoln County, Wyoming.

That part of Tract 129 of Township 25 North, Range 119 West, 6th P. M., Lincoln County, Wyoming described as follows:

Beginning at Corner No,. 4 of Tract 62; thence North 450.0 feet along the East line of said Tract 129 to a point; thence West 287.4 feet to a point; thence South 450.0 feet to a point; thence South 12°02’ West 388.2 feet to a point; thence South 02°08’ West 980.5 feet to a point on the South line of said Tract 129 South 89°47’ East 405.0 feet to Corner No. 2 of said Tract 129; thence North 1360.92 feet, more or less, along the East line of said Tract 129 to the corner of beginning; each point being marked by a 2” galvanized steel pipe with brass cap appropriately inscribed. That part of Lot 8 of Section 27, Township 25 North, Range 119 West, 6th P. M., Lincoln County, Wyoming described as follows: Beginning at said Corner No. 4 of Tract 62; thence South 89°52’ East 51.5 feet along the South boundary of said Lot 8; thence Northerly 450.8 feet along the West right-of-way line of Highway 30 North; thence West 70.5 feet to a point on the West line of said Lot 8 which is identical with the East line of said Tract 129;’thence South 450.0 feet along the said West line of Lot 8 to the place of beginning; all in accordance with the map prepared and filed for record in the Office of the Clerk of Lincoln County, Wyoming.

Lease No:	88849-P-0097-00
St/Fed Lease No:	WYW174332
Lessor:	BLM - MMS WYW174332
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	2200.7300
Recording Info:	02/05/2008, Book 685, Page 740, Entry 936733
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 03,04,09,10,15 - 2,200.73 acs described as follows:
Section 03 - Lots 5-8, S/2 N/2, S/2
Section 04 - Lots 5-8
Section 09 - Lots 5-8
Section 10 - NE/4, NE/4 NW/4, S/2 NW/4, S/2
Section 15 - All

Exhibit “A-2”

Lease No:	88849-P-0098-00
St/Fed Lease No:	WYW174333
Lessor:	BLM - MMS WYW174333
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	1443.8200
Recording Info:	02/05/2008, Book 685, Page 750, Entry 936734
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 14,23,26 - 1,443.82 acs described as follows:
Section 14 - Lots 1, 4, 5, 8, 9, 12, 13, 16 and the N/2
Section 23 - Lots 1, 4, N/2 and N/2 S/2
Section 26 - Lots 3, 4, 9, 10, 13 and W/2

Lease No:	88849-P-0099-00
St/Fed Lease No:	WYW174334
Lessor:	BLM - MMS WYW174334
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	1507.0900
Recording Info:	02/05/2008, Book 685, Page 761, Entry 936735
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 21,22,27,28 - 1,507.09 acs described as follows:
Section 21 - Lots 5-8
Section 22 - N/2, SW/4, N/2 SE/4
Section 27 - All
Section 28 - Lots 5-8

Lease No:	88849-P-0100-00
St/Fed Lease No:	WYW174335
Lessor:	BLM - MMS WYW174335
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	1552.8400
Recording Info:	02/05/2008, Book 685, Page 771, Entry 936736
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 02,03,04 - 1,552.84 acs described as follows:
Section 02 - Lots 6, 9-13,15, 22, 24-26, 29, SW/4 and S/2 SE/4
Section 03 - Lots 5-8, 10-16 and S/2
Section 04 - Lots 6-8

Lease No:	88849-P-0101-00
St/Fed Lease No:	WYW174336
Lessor:	BLM - MMS WYW174336
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	2089.0500
Recording Info:	02/05/2008, Book 685, Page 780, Entry 936737
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 09,10,15,21,22 - 2,089.05 acs described as follows:
Section 09 - Lots 6, 8
Section 10 - N/2, NE/4 SW/4, S/2 SW/4, SE/4
Section 15 - All
Section 21 - Lots 5-8
Section 22 - N/2 NE/4, SW/4 NE/4, W/2 and SE/4

Exhibit “A-2”

Lease No:	88849-P-0102-00
St/Fed Lease No:	WYW174337
Lessor:	BLM - MMS WYW174337
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	1783.5700
Recording Info:	02/05/2008, Book 685, Page 789, Entry 936738
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 11,14,23 - 1,783.57 acs described as follows:
Section 11 - All
Section 14 - NE/4 NE/4 NW/4, S/2 NW/4, S/2
Section 23 - Lots 1, 4, 5, 8, NE/4, N/2 NW/4, SE/4 NW/4 and SW/4

Lease No:	88849-P-0103-00
St/Fed Lease No:	WYW174338
Lessor:	BLM - MMS WYW174338
Lessee:	Matador Resources Company
Lease Date:	01/01/2008
Gross Acres:	2052.5200
Recording Info:	02/05/2008, Book 685, Page 799, Entry 936739
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-120-W, SECS 27,28,33,34,35 - 2052.52 acs described as follows:
Section 27 - All
Section 28 - Lots 5-8
Section 33 - Lots 5-8
Section 34 - All
Section 35 - N/2 NE/4, NE/4 NW/4, S/2

Lease No:	88849-P-0104-00
St/Fed Lease No:	WYW174823
Lessor:	BLM - MMS WYW174823
Lessee:	Meath LLC
Lease Date:	10/01/2007
Gross Acres:	1346.8800
Recording Info:	09/26/2007, Book 673, Page 356, Entry 933451
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SECS 04,20 - 1346.88 acs described as follows:
Section 04 - Lots 1-12 and S/2
Section 20 - E/2, E/2 W/2

Lease No:	88849-P-0105-00
St/Fed Lease No:	WYW174825
Lessor:	BLM - MMS WYW174825
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 854, Entry 937709
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SECS 35 - 40.00 acs being the NE/4 NE/4 of Section 35

Exhibit “A-2”

Lease No:	88849-P-0106-00
St/Fed Lease No:	WYW174826
Lessor:	BLM - MMS WYW174826
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	1745.3900
Recording Info:	03/20/2008, Book 689, Page 863, Entry 937710
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 01,02,12,13,24,25 - 1,745.39 acs described as follows:
Section 01 - Lots 5-12
Section 02 - Lots 6, 8, 9, 13, 16-19,
Section 12 - Lots 2, 3, SW/4 NE/4, SE/4 NW/4, E/2 SW/4, SE/4
Section 13 - NE/4, SE/4 NW/4, E/2 SW/4, NE/4 SE/4, S/2 SE/4
Section 24 - Lots 4, 7, NE/4, E/2 NW/4, NW/4 SE/4, Lot 5 of TR 48 and Lot 6 of TR 48
Section 25 - Lots 5, 6

Lease No:	88849-P-0107-00
St/Fed Lease No:	WYW174827
Lessor:	BLM - MMS WYW174827
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	972.7700
Recording Info:	03/20/2008, Book 689, Page 879, Entry 937711
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SECS 07,08,09 - 972.77 acs described as follows:
Section 07 - Lots 10, 11, NE/4 NE/4, S/2 NE/4, N/2 SE/4
Section 08 - N/2, N/2 S/2, SE/4 SE/4
Section 09 - Lots 1-7

Lease No:	88849-P-0108-00
St/Fed Lease No:	WYW174828
Lessor:	BLM - MMS WYW174828
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	2202.9600
Recording Info:	03/20/2008, Book 689, Page 890, Entry 937712
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 03,10,15,22 - 2202.96 acs described as follows:
Section 03 - Lots 5, 6, S/2 N/2, NW/4 SW/4, S/2 SW/4, SE/4
Section 10 - N/2, N/2 SW/4, SE/4 SW/4, SE/4
Section 15 - Lots 1-4, 9, 15, 16, N/2 N/2, SE/4 SW/4, S/2 SE/4
Section 22 - Lots 1, 4, 5, E/2, E/2 W/2, NW/4 SW/4

Lease No:	88849-P-0109-00
St/Fed Lease No:	WYW174829
Lessor:	BLM - MMS WYW174829
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	736.2500
Recording Info:	03/20/2008, Book 690, Page 001, Entry 937713
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 04,09,16,21,28 - 736.25 acs described as follows:
Section 04 - Lot 8, S/2 NE/4, SE/4
Section 09 - Lots 1-4, 9, NE/4, SE/4 NW/4
Section 16 - Lots 1, 10
Section 21 - Lot 15
Section 28 - Lots 4, 14, SE/4 NE/4

Exhibit “A-2”

Lease No:	88849-P-0110-00
St/Fed Lease No:	WYW174830
Lessor:	BLM - MMS WYW174830
Lessee:	Meath LLC
Lease Date:	04/01/2008
Gross Acres:	504.8330
Recording Info:	03/20/2008, Book 690, Page 015, Entry 937715
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 18,19,30 - 504.83 acs described as follows:
Section 18 - Lots 6, 7, 10, 14, 16, 17, 20, 26-31
Section 19 - Lots 9-12, 26--28, 31
Section 30 - Lots 21-24

Lease No:	88849-P-0135-00
St/Fed Lease No:	WYW175167
Lessor:	BLM - MMS WYW175167
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	2080.0000
Recording Info:	06/20/2008, Book 697, Page 870, Entry 939942
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118 - W, SECS 13,14,15,17 - 2,080.00 acs described as follows:
Section 13 - N/2, SW/4
Section 14 - All
Section 15 - All
Section 17 - E/2

Lease No:	88849-P-0136-00
St/Fed Lease No:	WYW175168
Lessor:	BLM - MMS WYW175168
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	599.6200
Recording Info:	06/20/2008, Book 697, Page 895, Entry 939944
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-118-W, SECS 01,12,13, 599.60 acs described as follows:
Section 1 - Lots 6 - 8
Section 1 - SW/4 NE/4
Section 12 - W/2 NW/4, NW/4 SW/4
Section 13 - NE/4 NE/4, S/2 NE/4, NW/4 NW/4, SE/4 NW/4, NE/4 SW/4
Section 13 - N/2 SE/4

Lease No:	88849-P-0137-00
St/Fed Lease No:	WYW175169
Lessor:	BLM - MMS WYW175169
Lessee:	MRC Rockies Company
Lease Date:	06/01/2008
Gross Acres:	1240.0000
Recording Info:	06/20/2008, Book 697, Page 882, Entry 939943
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-118-W, SECS 04,09,21,22 - 1,240.00 acs described as follows:
Section 4 - SE/4 NE/4, NE/4 SE/4
Section 9 - SE/4 NE/4, N/2 S/2
Section 21 - All
Section 22 - S/2

Exhibit “A-2”

Lease No:	88849-P-0138-00
St/Fed Lease No:	WYW176009
Lessor:	BLM - MMS WYW176009
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	76.0000
Recording Info:	11/25/2008, Book 709, Page 717, Entry 943827
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 20 - 76.00 acs being Lots 2, 3, 12, 13 and 33

Lease No:	88849-P-0139-00
St/Fed Lease No:	WYW176010
Lessor:	BLM - MMS WYW176010
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	55.7500
Recording Info:	11/25/2008, Book 709, Page 730, Entry 943828
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 28 - 55.75 acs being Lot 15 of TR 54; Lot 1 of TR 55; and Lot 2 of
TR 55

Lease No:	88849-P-0140-00
St/Fed Lease No:	WYW176011
Lessor:	BLM - MMS WYW176011
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	150.3400
Recording Info:	11/25/2008, Book 709, Page 742, Entry 943829
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SECS 30,31 - 150.34 acs described as follows:
Sec 30 - Lot 33 of TR 44
Sec 30 - Lot 34 of TR 44
Sec 30 - Lot 11 of TR 47
Sec 30 - Lot 12 of TR 47
Sec 30 - Lot 13 of TR 47
Sec 30 - Lot 14 of TR 47
Sec 31 - Lot 11 of TR 44
Sec 31 - Lot 12 of TR 44
Sec 31 - Lot 21 of TR 44
Sec 31 - Lot 22 of TR 44

Lease No:	88849-P-0141-00
St/Fed Lease No:	WYW176012
Lessor:	BLM - MMS WYW176012
Lessee:	MRC Rockies Company
Lease Date:	12/01/2008
Gross Acres:	365.3200
Recording Info:	11/25/2008, Book 709, Page 754, Entry 943830
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SECS 13,14,24 - 365.32 acs being described as follows:
Section 13 - Lots 8, 14, 24
Section 13 - Lot 4 of TR 92
Section 13 - Lot 5 of TR 92
Section 13 - Lot 15 of TR 92
Section 14 - Lot 2 of TR 91
Section 14 - Lot 1 of TR 92
Section 24 - Lot 13
Section 24 - E/2 NE/4, NE/4 SE/4
Section 24 - Lot 14 of TR 47

Exhibit “A-2”

Lease No:	88849-P-0142-00
St/Fed Lease No:	WYW174331
Lessor:	BLM - MMS WYW174331
Lessee:	Meath LLC
Lease Date:	01/01/2008
Gross Acres:	2238.4800
Recording Info:	02/05/2008, Book 685, Page 729, Entry 936732
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W,SECS 01,02,11,12 - 2,238.48 acs described as follows:
Section 01 - Lots 5-8, 11, 12, 14, 17, 18, 22, 24, 25, 28 and W/2 SW/4
Section 02 - Lots 5, 8-11, 13, 16, 18, 19, 22, SW/4 NW/4, NW/4 SW/4 and S/2 S/2
Section 11 - All
Section 12 - All

Lease No:	88849-S-0030-00
St/Fed Lease No:	06-00512
Lessor:	State of WY Lease #06-00512, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	06/02/2006
Gross Acres:	640.0000
Recording Info:	07/17/2006, Book 626, Page 496, Entry 920298
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-116-W, SEC 35 - 640.00 acs being All of Tract 65 (formerly Section 35)

Lease No:	88849-S-0031-00
St/Fed Lease No:	07-00168
Lessor:	State of WY Lease #07-00168, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	40.0000
Recording Info:	03/08/2007, Book 650, Page 509, Entry 927436
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 19 - 40.00 acs being Lot 15

Lease No:	88849-S-0032-00
St/Fed Lease No:	07-00169
Lessor:	State of WY Lease #07-00169, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	46.5900
Recording Info:	03/08/2007, Book 650, Page 506, Entry 927435
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 30 - 46.59 acs being Lot 8

Lease No:	88849-S-0033-00
St/Fed Lease No:	07-00170
Lessor:	State of WY Lease #07-00170, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	40.0000
Recording Info:	03/08/2007, Book 650, Page 503, Entry 927434
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 31 - 40.00 acs being Lot 5

Exhibit “A-2”

Lease No:	88849-S-0034-00
St/Fed Lease No:	07-00173
Lessor:	State of WY Lease #07-00173, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	78.9400
Recording Info:	03/08/2007, Book 650, Page 500, Entry 927433
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 04 - 78.49 acs more less being Lot 7 and SE/4 NW/4

Lease No:	88849-S-0035-00
St/Fed Lease No:	07-00174
Lessor:	State of WY Lease #07-00174, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	80.0000
Recording Info:	03/08/2007, Book 650, Page 497, Entry 927432
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 04 - 80.00 acs more or less being the E/2 SW/4

Lease No:	88849-S-0036-00
St/Fed Lease No:	07-00176
Lessor:	State of WY Lease #07-00176, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 494, Entry 927431
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-118-W, SEC 36 - 640.00 acs being All of Section 36

Lease No:	88849-S-0037-00
St/Fed Lease No:	07-00179
Lessor:	State of WY Lease #07-00179, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 491, Entry 927430
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88849-S-0038-00
St/Fed Lease No:	07-00180
Lessor:	State of WY Lease #07-00180, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	320.0000
Recording Info:	03/08/2007, Book 650, Page 488, Entry 927429
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 20,29 - 320.00 acs being the SE/4 of Section 20, and the NE/4 of
Section 29, T-23-N, R-118-W

Exhibit “A-2”

Lease No:	88849-S-0039-00
St/Fed Lease No:	07-00181
Lessor:	State of WY Lease #07-00181, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/07/2007
Gross Acres:	160.0000
Recording Info:	03/08/2007, Book 650, Page 485, Entry 927428
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 20 - 160.00 acs being the SW/4

Lease No:	88849-S-0040-00
St/Fed Lease No:	07-00184
Lessor:	State of WY Lease #07-00184, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/07/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 482, Entry 927427
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SECS 29, 32 - 640.00 acs being the W/2 of Section 29, and the W/2 of
Section 32, T-23-N, R-118-W

Lease No:	88849-S-0041-00
St/Fed Lease No:	07-00186
Lessor:	State of WY Lease #07-00186 (Parcel 197), Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	640.0000
Recording Info:	03/08/2007, Book 650, Page 479, Entry 927426
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-118-W, SEC 36 - 640.00 acs being All of Section 36,

Lease No:	88849-S-0042-00
St/Fed Lease No:	07-00193
Lessor:	State of WY Lease #07-00193, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	04/02/2007
Gross Acres:	320.0000
Recording Info:	04/26/2007, Book 655, Page 796, Entry 928773
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SEC 36 - 320.00 acs being Tract 46 Resurvey (formerly W/2 Sec 36)

Lease No:	88849-S-0043-00
St/Fed Lease No:	07-00194
Lessor:	State of WY Lease #07-00194, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	04/02/2007
Gross Acres:	39.5100
Recording Info:	04/26/2007, Book 655, Page 799, Entry 928774
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-115-W, SEC 06 - 39.51 acs more or less being Lot 1 Section 6 Resurvey

Exhibit “A-2”

Lease No:	88849-S-0044-00
St/Fed Lease No:	06-00213
Lessor:	State of WY Lease #06-00213, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2006
Gross Acres:	640.0000
Recording Info:	03/06/2006, Book 613, Page 677, Entry 916427
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-116-W, SEC 36 - 640.00 acs being all of Lot 38 Resurvey (formerly known as All of Section 36)

Lease No:	88849-S-0045-00
St/Fed Lease No:	06-00214
Lessor:	State of WY Lease #06-00214, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2007
Gross Acres:	634.6600
Recording Info:	03/06/2006, Book 613, Page 680, Entry 916428
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-116-W, SEC 36 - 634.66 acs more or less being Lot 38 Resurvey (formerly All of Section 36)

Lease No:	88849-S-0046-00
St/Fed Lease No:	05-00376
Lessor:	State of WY Lease #05-00376, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	393.2600
Recording Info:	07/09/2007, Book 665, Page 104, Entry 931098
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-116-W, SEC 02 - 393.26 acs more or less being Tract 76 Lots 5 - 7, 12 - 17, 22 - 27 of said Section 2

Lease No:	88849-S-0047-00
St/Fed Lease No:	05-00377
Lessor:	State of WY Lease #05-00377, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	640.0000
Recording Info:	07/09/2007, Book 665, Page 102, Entry 931097
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SEC 16 - 640.00 acs being Tract 59 Resurvey (formerly All of Section 16)

Lease No:	88849-S-0048-00
St/Fed Lease No:	05-00378
Lessor:	State of WY Lease #05-00378, Board of Land Commissioners
Lessee:	Lane Lasrich
Lease Date:	08/02/2005
Gross Acres:	38.0500
Recording Info:	07/09/2007, Book 665, Page 100, Entry 931096
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-116-W, SEC 35 - 38.05 acs being Lot 8 Resurvey (formerly Part of SE SW Sec 35)

Exhibit “A-2”

Lease No:	88849-S-0049-00
St/Fed Lease No:	05-00379
Lessor:	State of WY Lease #05-00379, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	87.4100
Recording Info:	07/09/2007, Book 665, Page 098, Entry 931095
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-117-W, SEC 07 - 87.41 acs being Lots 10 and 14

Lease No:	88849-S-0050-00
St/Fed Lease No:	05-00380
Lessor:	State of WY Lease #05-00380, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	594.0000
Recording Info:	07/09/2007, Book 665, Page 096, Entry 931094
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 12 - 594.00 acs being Tract 56 Resurvey (formerly All Sec 12)

Lease No:	88849-S-0051-00
St/Fed Lease No:	05-00381
Lessor:	State of WY Lease #05-00381, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	596.9200
Recording Info:	07/09/2007, Book 665, Page 094, Entry 931093
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 13 - 596.92 acs being Tract 49 Resurvey (formerly All Section 13)

Lease No:	88849-S-0052-00
St/Fed Lease No:	05-00382
Lessor:	State of WY Lease #05-00382, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	320.0000
Recording Info:	07/09/2007, Book 665, Page 092, Entry 931092
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 10 - 320.00 acs being Tract 71 Resurvey (formerly W/2 Section 10)

Lease No:	88849-S-0053-00
St/Fed Lease No:	05-00383
Lessor:	State of WY Lease #05-00383, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	640.0000
Recording Info:	07/09/2007, Book 665, Page 090, Entry 931091
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SEC 16 - 640.00 acs being All of Section 16

Exhibit “A-2”

Lease No:	88849-S-0054-00
St/Fed Lease No:	05-00384
Lessor:	State of WY Lease #05-00384, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	08/02/2005
Gross Acres:	298.5300
Recording Info:	07/09/2007, Book 665, Page 106, Entry 931099
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-118-W, SECS 19,21,28,30
SEC 19 - 155.78 acs being S/2 NE, SE NW, Lot 8
SEC 21 - 40.00 acs being the NE SW
SEC 28 - 40.00 acs being the SW NE
SEC 30 - 62.75 acs being Lots 6, 8, NE SW

containing in the aggregate 298.53 acs more or less

Lease No:	88849-S-0064-00
St/Fed Lease No:	07-00527
Lessor:	State of WY Lease #07-00527, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 006, Entry 935778
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-115-W SEC 16 - 640.00 acs being Lot 43 (formerly All Section 16) Resurvey

Lease No:	88849-S-0065-00
St/Fed Lease No:	07-00530
Lessor:	State of WY Lease #07-00530, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 008, Entry 935779
State:	Wyoming
County:	Lincoln
Legal Description:	T-20-N, R-116-W, SEC 16 - 640.00 acs being All

Lease No:	88849-S-0066-00
St/Fed Lease No:	07-00532
Lessor:	State of WY Lease #07-00532, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 010, Entry 935780
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-116-W, SEC 36 - 640.00 acs being All

Lease No:	88849-S-0067-00
St/Fed Lease No:	07-00535
Lessor:	State of WY Lease #07-00535, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	598.7400
Recording Info:	12/26/2007, Book 682, Page 014, Entry 935782
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 01 - 598.74 acs being Tract 58 (formerly All Section 1) Resurvey

Exhibit “A-2”

Lease No:	88849-S-0068-00
St/Fed Lease No:	07-00537
Lessor:	State of WY Lease #07-00537, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	27.5900
Recording Info:	12/26/2007, Book 682, Page 016, Entry 935783
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 25 - 27.59 acs being Lots 7 - 18

Lease No:	88849-S-0069-00
St/Fed Lease No:	07-00538
Lessor:	State of WY Lease #07-00538, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0000
Recording Info:	12/26/2007, Book 682, Page 018, Entry 935784
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 32 - 40.00 acs being the SE/4 NE/4 Resurvey

Lease No:	88849-S-0070-00
St/Fed Lease No:	07-00539
Lessor:	State of WY Lease #07-00539, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 020, Entry 935785
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 36 - 640.00 acs being Tract 37 (formerly All Sec 36)

Lease No:	88849-S-0071-00
St/Fed Lease No:	07-00540
Lessor:	State of WY Lease #07-00540, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	240.0000
Recording Info:	12/26/2007, Book 682, Page 022, Entry 935786
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 27 - 240.00 acs being Tract 53 (formerly NE/4, E/2 NW/4 Section 27)

Lease No:	88849-S-0072-00
St/Fed Lease No:	07-00541
Lessor:	State of WY Lease #07-00541, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	480.0000
Recording Info:	12/26/2007, Book 682, Page 024, Entry 935787
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 22 - 480.00 acs being Tract 57 (formerly E/2, E/2 W/2 Section 22) Resurvey

Exhibit “A-2”

Lease No:	88849-S-0073-00
St/Fed Lease No:	07-00542
Lessor:	State of WY Lease #07-00542, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 026, Entry 935788
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 16 - 640.00 acs being Tract 69 (formerly All of Section 16) Resurvey

Lease No:	88849-S-0074-00
St/Fed Lease No:	07-00543
Lessor:	State of WY Lease #07-00543, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	80.0000
Recording Info:	12/26/2007, Book 682, Page 028, Entry 935789
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 09 - 80.00 acs being Tract 70 (formerly E/2 SE/4 of Section 9)

Lease No:	88849-S-0075-00
St/Fed Lease No:	07-00544
Lessor:	State of WY Lease #07-00544, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	240.0000
Recording Info:	12/26/2007, Book 682, Page 030, Entry 935790
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 03 - 240.00 acs being Tract 76 (formerly NE/4 SW/4 Sec 3); and Tract 77 (formerly Lots 2-4, SE/4 NW/4, NE/4 SW/4 Sec 3) Resurvey

Lease No:	88849-S-0076-00
St/Fed Lease No:	07-00545
Lessor:	State of WY Lease #07-00545, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 032, Entry 935791
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-117-W, SEC 01 - 640.00 acs being Tract 81 (formerly All Sec 1) Resurvey

Lease No:	88849-S-0077-00
St/Fed Lease No:	07-00546
Lessor:	State of WY Lease #07-00546, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 034, Entry 935792
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-117-W, SEC 16 - 640.00 acs being All of Section 16

Exhibit “A-2”

Lease No:	88849-S-0078-00
St/Fed Lease No:	07-00547
Lessor:	State of WY Lease #07-00547, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 036, Entry 935793
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-117-W, SEC 36 - 640.00 acs being All of Section 36 Resurvey

Lease No:	88849-S-0079-00
St/Fed Lease No:	07-00549
Lessor:	State of WY Lease #07-00549, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	80.0500
Recording Info:	12/26/2007, Book 682, Page 038, Entry 935794
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 03 - 80.05 acs being Lot 15 and NE/4 SW/4 of Section 3

Lease No:	88849-S-0080-00
St/Fed Lease No:	07-00550
Lessor:	State of WY Lease #07-00550, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0000
Recording Info:	12/26/2007, Book 682, Page 040, Entry 935795
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 10 - 40.00 acs being the SW/4 SW/4 of Section 10 Resurvey

Lease No:	88849-S-0081-00
St/Fed Lease No:	07-00552
Lessor:	State of WY Lease #07-00552, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	318.8900
Recording Info:	12/26/2007, Book 682, Page 042, Entry 935796
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 34 - 319.89 acs being Tract 38 (formerly W/2 Section 34) Resurvey

Lease No:	88849-S-0082-00
St/Fed Lease No:	07-00554
Lessor:	State of WY Lease #07-00554, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0200
Recording Info:	12/26/2007, Book 682, Page 044, Entry 935797
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 16 - 640.02 acs being Tract 60 (formerly All Sec 16) Resurvey

Exhibit “A-2”

Lease No:	88849-S-0083-00
St/Fed Lease No:	07-00556
Lessor:	State of WY Lease #07-00556, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	403.8300
Recording Info:	12/26/2007, Book 682, Page 046, Entry 935798
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-118-W, SEC 06 - 403.83 acs, being Part of Tract 71, Lots 6-13; 16-18; 30-34 Resurvey

Lease No:	88849-S-0084-00
St/Fed Lease No:	07-00558
Lessor:	State of WY Lease #07-00558, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	320.0000
Recording Info:	12/26/2007, Book 682, Page 048, Entry 935799
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 11 - 320.00 acs being the S/2

Lease No:	88849-S-0085-00
St/Fed Lease No:	07-00559
Lessor:	State of WY Lease #07-00559, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 050, Entry 935800
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 12 - 640.00 acs being All

Lease No:	88849-S-0086-00
St/Fed Lease No:	07-00560
Lessor:	State of WY Lease #07-00560, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	167.2400
Recording Info:	12/26/2007, Book 682, Page 052, Entry 935801
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-120-W, SEC 16 - 167.24 acs being Lots 5-8

Lease No:	88849-S-0087-00
St/Fed Lease No:	07-00565
Lessor:	State of WY Lease #07-00565, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	153.2000
Recording Info:	12/26/2007, Book 682, Page 054, Entry 935802
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SEC 16 - 153.20 acs being Lots 5-8

Exhibit “A-2”

Lease No:	88849-S-0088-00
St/Fed Lease No:	07-00566
Lessor:	State of WY Lease #07-00566, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 056, Entry 935803
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-120-W, SEC 36 - 640.00 acs being Tract 58 (formerly All Sec 36) Resurvey

Lease No:	88849-S-0089-00
St/Fed Lease No:	07-00567
Lessor:	State of WY Lease #07-00567, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	191.9400
Recording Info:	12/26/2007, Book 682, Page 058, Entry 935804
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 10,16 - 191.94 acs being Lots 5-8 Section 16, and NW/4 NW/4 of Section 10, Resurvey

Lease No:	88849-S-0090-00
St/Fed Lease No:	07-00568
Lessor:	State of WY Lease #07-00568, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	160.0000
Recording Info:	12/26/2007, Book 682, Page 060, Entry 935805
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SEC 14 - 160.00 acs being Tract 38 (formerly S/2S/2 Section 14) Resurvey

Lease No:	88849-S-0091-00
St/Fed Lease No:	07-00569
Lessor:	State of WY Lease #07-00569, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	320.0000
Recording Info:	12/26/2007, Book 682, Page 062, Entry 935806
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-120-W, SECS 01,02 - 320.00 acs being Tract 40 (formerly E/2 SW/4, W/2 SE/4 Section 1) Resurvey; and Tract 41 (formerly S/2 NE/4, NE/4 SW/4, NW/4 SE/4 Section 2) Resurvey

Lease No:	88849-S-0092-00
St/Fed Lease No:	07-00534
Lessor:	State of WY Lease #07-00534, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	40.0300
Recording Info:	12/26/2007, Book 682, Page 012, Entry 935781
State:	Wyoming
County:	Lincoln
Legal Description:	T-23-N, R-117-W, SEC 04 - 40.03 acs being Lot 6 (Resurvey)

Exhibit “A-2”

Lease No:	88849-S-0096-00
St/Fed Lease No:	07-00513
Lessor:	State of WY Lease #07-00513, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	10/02/2007
Gross Acres:	640.0000
Recording Info:	12/26/2007, Book 682, Page 004, Entry 935777
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-115-W, SEC 36 - 640.00 acs being Lot 39 (formerly All Sec 36)

Lease No:	88849-S-0111-00
St/Fed Lease No:	08-00116
Lessor:	State of WY Lease #08-00116, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.0000
Recording Info:	03/20/2008, Book 689, Page 830, Entry 937697
State:	Wyoming
County:	Lincoln
Legal Description:	T-21-N, R-115-W, SEC 10 - 80.00 acs being the NE/4 SW/4 and NW/4 SE/4 of Section 10 Resurvey

Lease No:	88849-S-0112-00
St/Fed Lease No:	08-00117
Lessor:	State of WY Lease #08-00117, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	640.0000
Recording Info:	03/20/2008, Book 689, Page 828 Entry 937696
State:	Wyoming
County:	Lincoln
Legal Description:	T-24-N, R-115-W, SEC 36 - 640.00 acs being Lot 38 (formerly All of Section 36) Resurvey

Lease No:	88849-S-0113-00
St/Fed Lease No:	08-00128
Lessor:	State of WY Lease #08-00128, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	160.0100
Recording Info:	03/20/2008, Book 689, Page 820, Entry 937692
03/20/2008, Book 689, Page 826, Entry 937695
State:	Wyoming
County:	Lincoln
Legal Description:	T-22-N, R-119-W, SEC 08 - 160.01 acs being Tract 46 (formerly NW/4 Section 8) Resurvey

Lease No:	88849-S-0114-00
St/Fed Lease No:	08-00135
Lessor:	State of WY Lease #08-00135, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	165.5800
Recording Info:	03/20/2008, Book 689, Page 824, Entry 937694
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 09 - 165.58 acs being Tract 106 (formerly NW/4 Section 9) Resurvey

Exhibit “A-2”

Lease No:	88849-S-0115-00
St/Fed Lease No:	08-00138
Lessor:	State of WY Lease #08-00138, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	41.3800
Recording Info:	03/20/2008, Book 689, Page 832, Entry 937698
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 05 - 41.38 acs being Part of Tract 123 Lots 19, 20 Section 5 Resurvey

Lease No:	88849-S-0116-00
St/Fed Lease No:	08-00139
Lessor:	State of WY Lease #08-00139, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	166.7000
Recording Info:	03/20/2008, Book 689, Page 834, Entry 937699
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 04 - 166.70 acs being Tract 125 (formerly SW/4 Section 4) Resurvey

Lease No:	88849-S-0117-00
St/Fed Lease No:	08-00140
Lessor:	State of WY Lease #08-00140, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.6400
Recording Info:	03/20/2008, Book 689, Page 836, Entry 937700
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 13 - 80.64 acs being Tract 131 A-B (formerly E/2 SE/4 Section 13) Resurvey

Lease No:	88849-S-0118-00
St/Fed Lease No:	08-00141
Lessor:	State of WY Lease #08-00141, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	41.2500
Recording Info:	03/20/2008, Book 689, Page 838, Entry 937701
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 08 - 41.52 acs being Tract 132 (formerly NE/4 NE/4 Section 8) Resurvey

Lease No:	88849-S-0119-00
St/Fed Lease No:	08-00142
Lessor:	State of WY Lease #08-00142, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	652.9000
Recording Info:	03/20/2008, Book 689, Page 840, Entry 937702
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 36 - 652.90 acs being Tract 37 (formerly All of Section 36) Resurvey

Exhibit “A-2”

Lease No:	88849-S-0120-00
St/Fed Lease No:	08-00148
Lessor:	State of WY Lease #08-00148, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	659.8000
Recording Info:	03/20/2008, Book 689, Page 842, Entry 937703
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 15 - 659.80 acs being Tract 90 (formerly All of Section 15) Resurvey

Lease No:	88849-S-0121-00
St/Fed Lease No:	08-00149
Lessor:	State of WY Lease #08-00149, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	166.6000
Recording Info:	03/20/2008, Book 689, Page 844, Entry 937704
State:	Wyoming
County:	Lincoln
Legal Description:	T-25-N, R-119-W, SEC 09 - 166.60 acs being Tract 97 (formerly SE/4 Section 9) Resurvey

Lease No:	88849-S-0122-00
St/Fed Lease No:	08-00150
Lessor:	State of WY Lease #08-00150, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	640.0000
Recording Info:	03/20/2008, Book 689, Page 846, Entry 937705
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 16 - 640.00 acs being All of Section 16

Lease No:	88849-S-0123-00
St/Fed Lease No:	08-00151
Lessor:	State of WY Lease #08-00151, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	160.0000
Recording Info:	03/20/2008, Book 689, Page 848, Entry 937706
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 25 - 160.00 acs being Lots 4, 9, 10 and SE/4 NW/4 of Section 25

Lease No:	88849-S-0124-00
St/Fed Lease No:	08-00152
Lessor:	State of WY Lease #08-00152, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 850, Entry 937707
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 28 - 40.00 acs being the SW/4 SW/4

Exhibit “A-2”

Lease No:	88849-S-0125-00
St/Fed Lease No:	08-00153
Lessor:	State of WY Lease #08-00153, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	701.2600
Recording Info:	03/20/2008, Book 689, Page 822, Entry 937693
State:	Wyoming
County:	Lincoln
Legal Description:	T-26-N, R-119-W, SEC 36 - 701.26 acs being Lots 1-14, NW/4 and N/2 SW/4 of Section 36

Lease No:	88849-S-0126-00
St/Fed Lease No:	08-00154
Lessor:	State of WY Lease #08-00154, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	40.0000
Recording Info:	03/20/2008, Book 689, Page 852, Entry 937708
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 13 - 40.00 acs being the SW4 NW/4 of Section 13

Lease No:	88849-S-0127-00
St/Fed Lease No:	08-00155
Lessor:	State of WY Lease #08-00155, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	80.0000
Recording Info:	03/20/2008, Book 689, Page 816, Entry 937690
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 15 - 80.00 acs being the E/2 SE/4 of Section 15

Lease No:	88849-S-0128-00
St/Fed Lease No:	08-00156
Lessor:	State of WY Lease #08-00156, Board of Land Commissioners
Lessee:	MRC Rockies Company
Lease Date:	02/02/2008
Gross Acres:	725.6400
Recording Info:	03/20/2008, Book 689, Page 818, Entry 937691
State:	Wyoming
County:	Lincoln
Legal Description:	T-27-N, R-119-W, SEC 36 - 725.64 acs being Lots 1-12 and W/2 of Section 36

Exhibit “B”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

LEFT BLANK INTENTIONALLY

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

EXHIBIT “C”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010, by and between Matador Production Company, as Operator, and Roxanna Rocky Mountains, LLC, MRC Rockies Company and Alliance Capital Real Estate, Inc., as Non-Operators

ACCOUNTING PROCEDURE

JOINT OPERATIONS

I. GENERAL PROVISIONS

1.	Definitions

“Joint Property” shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Joint Account” shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the Parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“First Level Supervisors” shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

“Technical Employees” shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

“Personal Expenses” shall mean travel and other reasonable reimbursable expenses of Operator’s employees.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

“Controllable Material” shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council or Petroleum Accountants Societies.

2.	Statement and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.	Advances and Payments by Non-Operators

A.

Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B.

Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Comerica Bank, Texas on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.	Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

COPYRIGHT © 1985 by the Council of Petroleum Accountants Societies.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

5.	Audits

A.

A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B.	The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

6.	Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator’s proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.	Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.	Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

3.	Labor

A.	(1) Salaries and wages of Operator’s field employees and/or consultants directly employed on the Joint Property in the conduct of Joint Operations.

(2)	Salaries of First level Supervisors in the field.

(3)	Salaries and wages of Technical Employees and/or consultants directly employed on the Joint Property if such charges are excluded from the overhead rates.

(4)

Salaries and wages of Technical Employees and/or consultants either temporarily or permanently assigned to and directly employed in the operation or the Joint Property if such charges are excluded from the overhead rates.

B.

Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.

Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

D.	Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

4.	Employee Benefits

Operator’s current costs or established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator’s actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

5.	Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.	Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.

If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

B.

If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

C.

In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.	Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services including outside consultants, landmen and attorneys and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.

8.	Equipment and Facilities Furnished By Operator

A.

Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed twelve percent (12.0%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

B.

In lieu of charges in Paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property. ~~less 20%~~ For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.	Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator’s gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

10.	Legal Expense

Expense of handling, investigating and settling litigation or claims, title and regulatory work, discharging of liens, payment of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator’s legal staff ~~or fees or expense of outside attorneys~~ shall be made unless previously agreed to by the Parties. All other legal expense ~~is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.~~ shall be the expense of the joint account, except as provided in Section I, Paragraph 3.

11.	Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party’s working interest.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

12.	Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker’s Compensation and/or Employers Liability under the respective state’s laws, Operator may, at its election, include the risk under its self-insurance program and in that event, Operator shall include a charge at Operator’s cost not to exceed manual rates.

13.	Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

14.	Communications

Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15.	Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.

III. OVERHEAD

1.	Overhead—Drilling and Producing Operations

i.	As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

(X)	Fixed Rate Basis, Paragraph lA, or

( )	Percentage Basis, Paragraph lB

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be ~~considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct~~ charged to the Joint Account.

ii.

The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services including outside consultants, landmen and attorneys and contract services of technical personnel directly employed on the Joint Property:

( )	shall be covered by the overhead rates, or

(X)	shall not be covered by the overhead rates.

iii.

The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services including outside consultants, landmen and attorneys and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

( )	shall be covered by the overhead rates, or

(X)	shall not be covered by the overhead rates.

A.	Overhead—Fixed Rate Basis

(1)	Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $ 14,000.00

(Prorated for less than a full month)

Producing Well Rate $ 1,400.00

(2)	Application of Overhead—Fixed Rate Basis shall be as follows:

(a)	Drilling Well Rate

(1)

Charges for drilling wells shall begin on the date operations are commenced ~~the well is spudded~~ and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

(2)

Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of completion of testing ~~rig or other unit release~~, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(b)	Producing Well Rates

(1)	An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(2)

Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(3)

An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(4)

A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

(5)	All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(3)

The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached by the percentage increase or decrease published by COPAS. ~~The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment~~.

~~B.~~	~~Overhead—Percentage Basis~~

~~(1)~~	~~Operator shall charge the Joint Account at the following rates:~~

~~(a)~~	~~Development~~

~~Percent ( %) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 10 of Section II and all salvage credits.~~

~~(b)~~	~~Operating~~

~~Percent ( %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 2 and 10 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property~~.

~~(2)~~	~~Application of Overhead—Percentage Basis shall be as follows:~~

~~For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening, or any remedial operations on any or all wells involving the use of drilling rig and crew capable of drilling to the producing interval on the Joint Property; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as operating.~~

2.	Overhead—Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

Account	for overhead based on the following rates for any Major Construction project in excess of $ 25,000.00 :

A.	5.0 % of first $100,000 or total cost if less, plus

B.	3.0 % of costs in excess of $100,000 but less than $1,000,000, plus

C.	2.0 % of costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.	Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

A.	5.0 % of total costs through $100,000; plus

B.	3.0 % of total costs in excess of $100,000 but less than $1,000,000; plus

C.	2.0 % of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.	Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator’s option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.	Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.	Transfers and Dispositions See Article XV.L. Material, Purchases, Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts: Operator shall account for material purchases and transfers in accordance with COPAS Model Form Interpretation 38 (MFI-38), or the price procedure most recently recommended by COPAS.

A.	New Material (Condition A)

~~(1)~~	~~Tubular Goods Other than Line Pipe~~

~~(a)~~

~~Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio~~.

~~(b)~~

F~~or grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.~~

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

~~(c)~~

~~Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.~~

~~(d)~~

~~Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.~~

~~(2)~~	~~Line Pipe~~

~~(a)~~

~~Line pipe movements (except size 24 inch OD and larger with walls  3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.~~

~~(b)~~

~~Line Pipe movements (except size 24 inch OD) and larger with walls  3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.~~

~~(c)~~

~~Line pipe 24 inch OD and over and  3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property~~.

~~(d)~~

~~Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.~~

(3)

~~Other~~ Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4)

Unused new Material, ~~except tubular goods~~, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. ~~Unused new tubulars will be priced as provided above in Paragraph 2.A.(l) and (2).~~

B.	Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

(1)	Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

(2)	Material used on and moved from the Joint Property

(a)	At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

(b)	At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material

(3)	Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C.	Other Used Material

(1)	Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

(2)	Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

(a)

Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b)

Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3)	Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D.	Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E.	Pricing Conditions

(1)

Loading or unloading costs may be charged to the Joint Account at the ~~rate of twenty-five cents (25¢) per hundred weight on all tubular goods movements, in lieu of~~ actual loading or unloading costs sustained. ~~at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.~~

(2)	Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.	Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property. ~~; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.~~

4.	Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.	Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.	Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

3.	Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.	Expense of Conducting Inventories

A.	The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B.	The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

Exhibit “D”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

INSURANCE

1. Operator shall procure and maintain, at all times while conducting operations under this Agreement, the following insurance coverages with limits not less than those specified below:

A. Workers’ Compensation Employer’s Liability	Statutory $1,000,000 Each Accident

B. General Liability including bodily injury and property damage liability	$1,000,000 Combined Single Limit

C. Auto Liability	$1,000,000 Combined Single Limit

D. Excess or Umbrella Liability	$10,000,000 Combined Single Limit

E. Cost of Well Control and Care, Custody and Control	$10,000,000 Each Occurrence and $500,000 CCC

F. Pollution Liability	$10,000,000 Combined Single Limit

2. The insurance described in Section 1, above shall include Non-Operator as additional insured (except Workers’ Compensation) and shall include a waiver by the insurer of all rights of subrogation in favor of Non-Operator. Such insurance shall be carried at the joint expense of the parties hereto and all premiums and other costs and expenses related thereto shall be charged to the Joint Account in accordance with the Accounting Procedure attached as Exhibit “C” to this Agreement, unless prior to spud a party hereto who desires to provide its own insurance or self-insurance provides Operator with a certificate of insurance evidencing such individual coverage in the same amounts as specified in Section 1, above.

3. Operator shall endeavor to have its contractors and subcontractors comply with applicable Workers’ Compensation laws, rules and regulations and carry such insurance as Operator may deem necessary.

4. Operator shall not be liable to Non-Operator for loss suffered because of insufficiency of the insurance procured and maintained for the Joint Account nor shall Operator be liable to Non-Operator for any loss occurring by reason of Operator’s inability to procure or maintain the insurance provided for herein. If, in Operator’s opinion, at any time during the term of this Agreement, Operator is unable to procure or maintain said insurance on commercially reasonable terms, or Operator reduces the limits of insurance, Operator shall promptly so notify Non-Operator in writing.

5. In the event of loss not covered by the insurance provided for herein, such loss shall be charged to the Joint Account and borne by the parties in accordance with their respective percentage of participation as determined by this Agreement.

6. Any party hereto may individually and at its own expense procure such additional insurance as it desires; provided, however, such party shall provide Operator with a certificate of insurance evidencing such coverage before spud of the well and such coverage shall include a waiver by the insurer of all rights of subrogation in favor of all parties hereto.

EXHIBIT “E”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

OPERATING AGREEMENT DATED May 14, 2010 BY AND BETWEEN Matador Production Company, Roxanna Rocky Mountains, LLC, MRC Rockies Company, AND Alliance Capital Real Estate, Inc. (“OPERATING AGREEMENT”) RELATING TO THE Contract AREA, Bear Lake, Rich and Lincoln COUNTIESY/PARISH, STATE OF Idaho, Utah and Wyoming.

1.	DEFINITIONS

The following definitions shall apply to this Agreement:

1.01

“Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02	“Balancing Area” shall mean (select one):

☐

each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well.

☑	all of the acreage and depths subject to the Operating Agreement.

☐

___________________________________________________________________________________________________________________________ ___________________________________________________________________________________________________________________________ ___________________________________________________________________________________________________________________________ ___________________________________________________________________________________________________________________________

1.03	“Full Share of Current Production” shall mean the Percentage Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04

“Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. “Gas” does not include gas used in joint operations, such as for fuel, recycling or reinjection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05	“Makeup Gas” shall mean any Gas taken by an Underproduced Party from the Balancing Area in excess of its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06	“Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07

“MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute. and/or its affiliate MRC Rockies Company

1.08

“Operator” shall mean the individual or entity designated under the terms of the Operating Agreement / or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09

“Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Percentage interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10	“Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11	“Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12	“Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13	“Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14

“Underproduced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15	“Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.16	☑ (Optional) “Winter Period” shall mean the month(s) of November and December in one calendar year and the month(s) of January, February and March in the succeeding calendar year.

2.	BALANCING AREA

2.1

If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in (Alternative 1) ☑ Mcfs or (Alternative 2) ☐ MMBtus.

2.2

In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

3.	RIGHT OF PARTIES TO TAKE GAS

3.1

Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified, of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

A.A.P.L. FORM 610-E — GAS BALANCING AGREEMENT — 1992

3.2

Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

3.3

When a Party fails for any reason to take its Full Share of Current Production (as such Share may be reduced by the right of the other Parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Underproduced Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all Underproduced Parties desiring to take such Gas. If all such Gas is not taken by the Underproduced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the Balancing Area bear to the total Percentage Interests of such Parties.

3.4

All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

3.5

Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area’s then-current Maximum Monthly Availability; provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. “Maximum Monthly Availability” shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, the maximum allowable(s) set by the appropriate regulatory agency, mode of operation, production facility capabilities and pipeline pressures.

3.6

In the event that a Party fails to make arrangements to take its Full Share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production, the Operator may sell any part of such Party’s Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions for the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of Article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4.	IN-KIND BALANCING

4.1

Effective the first day of any calendar month following atleast thirty (30) days’ prior written notice to the Operator, any Underproduced Party may begin taking, in addition to its Full Share of Current Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined by multiplying twenty-five percent (25%) of the Full Shares of Current Production of all Overproduced Parties by a fraction, the numerator of which is the Percentage Interest of such Underproduced Party and the denominator of which is the total of the Percentage Interests of all Underproduced Parties desiring to take Makeup Gas. In no event will an Overproduced Party be required to provide more than fifty percent (50%) of its Full Share of Current Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an Underproduced Party to begin taking Makeup Gas.

4.2

☐    (Optional—Seasonal Limitation on Makeup - Option 1) Notwithstanding the provisions of Section 4.1, the average monthly amount of Makeup Gas taken by an Underproduced Party during the Winter Period pursuant to Section 4.1 shall not exceed the average monthly amount of Makeup Gas taken by such Underproduced Party during the                                          (        ) months immediately preceding the Winter Period.

4.2

☑ (Optional—Seasonal Limitation on Makeup - Option 2) Notwithstanding the provisions of Section 4.1, no Overproduced Party will be required to provide more than twenty-five percent (25%) of its Full Share of Current Production for Makeup Gas during the Winter Period.

4.3

☑ (Optional) Notwithstanding any other provision of this Agreement, at such time and for so long as Operator, or (insofar as concerns production by the Operator) any Underproduced Party, determines in good faith that an Overproduced Party has produced all of its share of the ultimately recoverable reserves in the Balancing Area, such Overproduced Party may be required to make available for Makeup Gas, upon the demand of the Operator or any Underproduced Party, up to seventy-five percent (75%) of such Overproduced Party’s Full Share of Current Production, except during the Winter Period as noted in Section 4.2 above.

5.	STATEMENT OF GAS BALANCES

5.1

The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each Party is entitled to receive and the volumes of Gas actually taken or sold for each Party’s account. Within forty-five (45) days after the month of production, the Operator will furnish a statement for such month showing (1) each Party’s Full Share of Current Production, (2) the total volume of Gas actually taken or sold for each Party’s account, (3) the difference between the volume taken by each Party and that Party’s Full Share of Current Production, (4) the Overproduction or Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum Accountants Societies Bulletin No.24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

5.2

If any Party fails to provide the data required herein for four (4) consecutive production months, the Operator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data.

6.	PAYMENTS ON PRODUCTION

6.1	Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

6.2

☐    (Alternative 1—Entitlements) Each Party shall pay or cause to be paid all Royalty due with respect to Royalty owners to whom it is accountable as if such Party were taking its Full Share of Current Production, and only its Full Share of Current Production.

A.A.P.L. FORM 610-E — GAS BALANCING AGREEMENT — 1992

6.2.1

☐    (Optional—For use only with Section 6.2—Alternative I—Entitlement) Upon written request of a Party taking less than its Full Share of Current Production in a given month (“Current Underproducer”), any Party taking more than its Full Share of Current Production in such month (“Current Overproducer”) will pay to such Current Underproducer an amount each month equal to the Royalty percentage of the proceeds received by the Current Overproducer for that portion of the Current Underproducer’s Full Share of Current Production taken by the Current Overproducer; provided, however, that such payment will not exceed the Royalty percentage that is common to all Royalty burdens in the Balancing Area. Payments made pursuant to this Section 6.2.1 will be deemed payments to the Underproduced Party’s Royalty owners for purposes of Section 7.5.

6.2	☑ (Alternative 2—Sales) Each Party shall pay or cause to be paid Royalty due with respect to Royalty owners to whom it is accountable based on the volume of Gas actually taken for its account.

6.3

In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this Section 6, each Party agrees to make such Royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7.	CASH SETTLEMENTS

7.1

Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

7.2

Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each Underproduced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodology set out in Section 7.4.

7.3

☑    (Alternative I—Direct Party-to-Party Settlement) Within sixty (60) days after receipt of the Final Gas Settlement Statement, each Overproduced Party will pay to each Underproduced Party entitled to settlement the appropriate cash settlement, accompanied by appropriate accounting detail. At the time of payment, the Overproduced Party will notify the Operator of the Gas imbalance settled by the Overproduced Party’s payment.

7.3

☐    (Alternative 2—Settlement Through Operator) Within sixty (60) days after receipt of the Final Gas Settlement Statement, each Overproduced Party will send its cash settlement, accompanied by appropriate accounting detail, to the Operator. The Operator will distribute the monies so received, along with any settlement owed by the Operator as an Overproduced Party, to each Underproduced Party to whom settlement is due within ninety (90) days after issuance of the Final Gas Settlement Statement. In the event that any Overproduced Party fails to pay any settlement due hereunder, the Operator may turn over responsibility for the collection of such settlement to the Party to whom it is owed, and the Operator will have no further responsibility with regard to such settlement.

7.3.1

☐    (Optional—For use only with Section 7.3, Alternative 2—Settlement Through Operator) Any Party shall have the right at any time upon thirty (30) days’ prior written notice to all other Parties to demand that any settlements due such Party for Overproduction be paid directly to such Party by the Overproduced Party, rather than being paid through the Operator. In the event that an Overproduced Party pays the Operator any sums due to an Underproduced Party at any time after thirty (30) days following the receipt of the notice provided for herein, the Overproduced Party will continue to be liable to such Underproduced Party for any sums so paid, until payment is actually received by the Underproduced Party.

7.4

☑    (Alternative 1—Historical Sales Basis) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm’s Length Agreement for the Gas taken from time to time by the Overproduced Party in excess of the Overproduced Party’s Full Share of Current Production. Any Makeup Gas taken by the Underproduced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

7.4

☐    (Alternative 2—Most Recent Sales Basis) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm’s Length Agreement for the volume of Gas that constituted Overproduction by the Overproduced Party from the Balancing Area. For the purpose of implementing the cash settlement provision of the Section 7, an Overproduced Party will not be considered to have produced any of an Underproduced Party’s share of Gas until the Overproduced Party has produced cumulatively all of its Percentage Interest share of the Gas ultimately produced from the Balancing Area.

7.5

The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any Royalty actually paid by the Overproduced Party to an Underproduced Party’s Royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party’s Royalty obligation, as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

7.5.1

☑     (Optional—For Valuation Under Percentage of Proceeds Contracts) For Overproduction sold under a gas purchase contract providing for payment based on a percentage of the proceeds obtained by the purchaser upon resale of residue gas and liquid hydrocarbons extracted at a gas processing plant, the values used for calculating cash settlement will include proceeds received by the Overproduced Party for both the liquid hydrocarbons and the residue gas attributable to the Overproduction.

7.5.2

☑     (Optional—Valuation for Processed Gas—Option 1) For Overproduction processed for the account of the Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, the full quantity of the Overproduction will be valued for purposes of cash settlement at the prices received by the Overproduced Party for the sale of the residue gas attributable to the Overproduction without regard to proceeds attributable to liquid hydrocarbons which may have been extracted from the Overproduction.

7.5.2

☐    (Optional—Valuation for Processed Gas—Option 2) For Overproduction processed for the account of the Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, the values used for calculating cash settlement will include the proceeds received by the Overproduced Party for the sale of the liquid hydrocarbons extracted from the Overproduction, less the actual reasonable costs incurred by the Overproduced Party to process the Overproduction and to transport, fractionate and handle the liquid hydrocarbons extracted therefrom prior to sale.

A.A.P.L. FORM 610-E—GAS BALANCING AGREEMENT—1992

7.6

To the extent the Overproduced Party did not sell all Overproduction under an Arm’s Length Agreement, the cash settlement will be based on the weighted\ average price received by the Overproduced Party for any gas sold from the Balancing Area under Arm’s Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm’s Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

7.7

Interest compounded at the rate of five percent (5%) per annum or the maximum lawful rate of interest applicable to the Balancing Area, whichever is less, will accrue for all amounts due under Section 7.1 beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 and 7.3 contributed to the accrual of the interest.

7.8

In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Underproduced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the Underproduced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party’s offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.8 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

7.9

☑ (Optional—For Balancing Areas Subject to Federal Price Regulation) That portion of any monies collected by an Overproduced Party for Overproduction which is subject to refund by orders of the Federal Energy Regulatory Commission or other governmental authority may be withheld by the Overproduced Party until such prices are fully approved by such governmental authority, unless the Underproduced Party furnishes a corporate undertaking, acceptable to the Overproduced Party, agreeing to hold the Overproduced Party harmless from financial loss due to refund orders by such governmental authority.

7.10

☑ (Optional—Interim Cash Balancing) At any time during the term of this Agreement, any Overproduced Party may, in its sole discretion, make cash settlement(s) with the Underproduced Parties covering all or part of its outstanding Gas imbalance, provided that such settlements must be made with all Underproduced Parties proportionately based on the relative imbalances of the Underproduced Parties, and provided further that such settlements may not be made more often than once every twenty-four (24) months. Such settlements will be calculated in the same manner provided above for final cash settlements. The Overproduced Party will provide Operator a detailed accounting of any such cash settlement within thirty (30) days after the settlement is made.

8.	TESTING

Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well’s entire Gas stream to meet the reasonable deliverability test(s) required by such Party’s Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any Party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only after thirty (30) days’ prior written notice to the Operator and shall last no longer than seventy-two (72) hours.

9.	OPERATING COSTS

Nothing in this Agreement shall change or affect any Party’s obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

10.	LIQUIDS

The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11.	AUDIT RIGHTS

Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu-content. Any Underproduced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Party or Parties desiring such audit, and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations, along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12.	MISCELLANEOUS

12.1

As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the Operating Agreement, the provisions of this Agreement shall govern.

12.2

Each Party agrees to defend, indemnify and hold harmless all other Parties from and against any and all liability for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under the provisions of this Agreement, and does further agree to save the other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

12.3

Except as otherwise provided in this Agreement, Operator is authorized to administer the provisions of this Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator’s duties hereunder, except such as may result from Operator’s gross negligence or willful misconduct. Operator shall not be liable to any Underproduced Party for the failure of any Overproduced Party, (other than Operator) to pay any amounts owed pursuant to the terms hereof.

12.4

This Agreement shall remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full, and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives

A.A.P.L. FORM 610-E—GAS BALANCING AGREEMENT—1992

and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

12.5	Unless the context clearly indicates otherwise, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

12.6

In the event that any “Optional” provision of this Agreement is not adopted by the Parties to this Agreement by a typed, printed or handwritten indication, such provision shall not form a part of this Agreement, and no inference shall be made concerning the intent of the Parties in such event. In the event that any “Alternative” provision of this Agreement is not so adopted by the Parties, Alternative 1 in each such instance shall be deemed to have been adopted by the Parties as a result of any such omission. In those cases where it is indicated that an Optional provision may be used only if a specific Alternative is selected: (i) an election to include said Optional provision shall not be effective unless the Alternative in question is selected; and (ii) the election to include said Optional provision must be expressly indicated hereon, it being understood that the selection of an Alternative either expressly or by default as provided herein shall not, in and of itself, constitute an election to include an associated Optional provision.

12.7

This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

12.8

If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request. Upon receipt, the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the Balancing Area.

12.9

In the event Internal Revenue Service regulations require a uniform method of computing taxable income by all Parties, each Party agrees to compute and report income to the Internal Revenue Service (select one) ☐ as if such Party were taking its Full Share of Current Production during each relevant tax period in accordance with such regulations, insofar as same relate to entitlement method tax computations; or ☑ based on the quantity of Gas taken for its account in accordance with such regulations, insofar as same relate to sales method tax computations.

13.	ASSIGNMENT AND RIGHTS UPON ASSIGNMENT

13.1

Subject to the provisions of Sections 13.2 (if elected) and 13.3 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Underproduced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

13.2

☑ (Optional—Cash Settlement Upon Assignment) Notwithstanding anything in this Agreement (including but not limited to the provisions of Section 13.1 hereof) or in the Operating Agreement to the contrary, and subject to the provisions of Section 13.3 hereof, in the event an Overproduced Party intends to sell, assign, exchange or otherwise transfer any of its interest in a Balancing Area, such Overproduced Party shall notify in writing the other working interest owners who are Parties hereto in such Balancing Area of such fact at least thirty (30) days prior to closing the transaction. Thereafter, any Underproduced Party may demand from such Overproduced Party in writing, within fifteen (15) days after receipt of the Overproduced Party’s notice, a cash settlement of its Underproduction from the Balancing Area. The Operator shall be notified of any such demand and of any cash settlement pursuant to this Section 13, and the Overproduction and Underproduction of each Party shall be adjusted accordingly. Any cash settlement pursuant to this Section 13 shall be paid by the Overproduced Party on or before the earlier to occur (i) of sixty (60) days after receipt of the Underproduced Party’s demand or (ii) at the closing of the transaction in which the Overproduced Party sells, assigns, exchanges or otherwise transfers its interest in a Balancing Area on the same basis as otherwise set forth in Sections 7.3 through 7.6 hereof, and shall bear interest at the rate set forth in Section 7.7 hereof, beginning sixty (60) days after the Overproduced Party’s sale, assignment, exchange or transfer of its interest in the Balancing Area for any amounts not paid. Provided, however, if any Underproduced Party does not so demand such cash settlement of its Underproduction from the Balancing Area, such Underproduced Party shall look exclusively to the assignee or other successor in interest of the Overproduced Party giving notice hereunder for the satisfaction of such Underproduced Party’s Underproduction in accordance with the provisions of Section 13.1 hereof.

13.3

The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such Party owns a majority of the stock of such company.

~~14.~~	~~OTHER PROVISIONS~~

A.A.P.L. FORM 610-E — GAS BALANCING AGREEMENT — 1992

~~15.~~	~~COUNTERPARTS~~

~~This Agreement may be executed in counterparts, each of which when taken with all other counterparts shall constitute a binding agreement between the Parties hereto; provided, however, that if a Party or Parties owning a Percentage Interest in the Balancing Area equal to or greater than a percent ( %) therein fail(s) to execute this Agreement on or before , this Agreement shall not be binding upon any Party and shall be of no further force and effect.~~

IN WITNESS WHEREOF, this Agreement shall be effective as of the 14th day of May , 2010 .

ATTEST OR WITNESS:	OPERATOR

	BY:	MATADOR PRODUCTION COMPANY
Type or print name: Joseph Wm. Foran
	Title	Chairman, President & CEO
Date
Tax ID or S.S. No. 75-3131373

NON-OPERATORS

BY:	ROXANNA ROCKY MOUNTAINS, LLC
Type or print name: Julia A. Garvin
Title	President
Date
Tax ID or S.S. No.

BY:	MRC ROCKIES COMPANY
Type or print name: Joseph Wm. Foran
Title	Chairman, President & CEO
Date
Tax ID or S.S. No. 26-4001290

BY:	ALLIANCE CAPITAL REAL ESTATE, INC.
Type or print name:
Title
Date
Tax ID or S.S. No.

A.A.P.L. FORM 610-E — GAS BALANCING AGREEMENT — 1992

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts. The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)
) ss.
County of	)

This instrument was acknowledged before me on

                                                                                                                      by

(Seal, if any)	Title (and Rank)
My commission expires:

Acknowledgment in representative capacity:

State of Texas	)
) ss.
County of Dallas	)

This instrument was acknowledged before me on

                                                                                                    by Joseph Wm. Foran                                                                                                     as

Chairman, President & CEO of Matador Production Company.

(Seal, if any)	Title (and Rank)
My commission expires:

A.A.P.L. FORM 610-E — GAS BALANCING AGREEMENT — 1992

Acknowledgment in representative capacity:

State of Texas	)
) ss.
County of	)

This instrument was acknowledged before me on by Julia A. Garvin, as President of ROXANNA ROCKY MOUNTAINS, LLC.

(Seal, if any)	Title (and Rank)
My commission expires:

Acknowledgment in representative capacity:

State of TEXAS	)
) ss.
County of DALLAS	)

This instrument was acknowledged before me on by Joseph Wm. Foran as Chairman, President & CEO of MRC ROCKIES COMPANY

(Seal, if any)	Title (and Rank)
My commission expires:

Acknowledgment in representative capacity:

State of	)
) ss.
County of	)

This instrument was acknowledged before me on

                                                                                                                   by                                                                                                                   as                                                                                                           of ALLICANCE CAPITAL REAL ESTATE, INC.                                                      .

(Seal, if any)	Title (and Rank)
My commission expires:

Exhibit “F”

Attached to and made a part of that certain Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operator

FORM OF MEMORANDUM OF JOINT OPERATING AGREEMENT

STATE OF	)
)
COUNTY OF	)

WHEREAS, MATADOR PRODUCTION COMPANY, as Operator, having a notice address of One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, TX 75240, and ROXANNA ROCKY MOUNTAINS, LLC, having a notice address of 952 Echo Lane, Suite 364, Houston, TX 77024, MRC ROCKIES COMPANY, having a notice address of One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240, and ALLIANCE CAPITAL REAL ESTATE, INC., having a notice address of c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, as Non-Operators, have entered into that certain Operating Agreement dated as of May 14, 2010, covering oil and gas operations being conducted on those certain oil, gas and mineral leases described in Exhibit “A” (the “Contract Area” or the “Leases”) attached hereto, as said exhibit may be amended from time to time; and

WHEREAS, Operator and Non-Operators desire to give third parties record notice of the existence of said Operating Agreement and of the rights and obligations of Operator and Non-Operator thereunder.

NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Operator and Non-Operators hereby stipulate and agree as follows:

I.

The Operating Agreement is on an A.A.P.L. form 610-1982 Model Form Operating Agreement, as amended by the parties, plus attachments.

II.

Article VI.C. grants each party to the Operating Agreement the right to take in kind its proportionate share of all oil and gas produced from the Contract Area. Additionally, the parties have agreed to be bound by a Gas Balancing Agreement which is attached as Exhibit “E” to the Operating Agreement.

III.

Pursuant to Article VII.B., each Non-Operator grants to Operator a lien upon its oil and gas rights in the Contract Area, and a security interest in its share of oil or gas when extracted and its interest in all equipment, to secure payment of its share of expense under the Operating Agreement, together with interest thereon in accordance with the Operating Agreement. Upon default by Non-Operator in the payment of its share of expense, without prejudice to any other rights and remedies, Operator shall have the right to collect from the purchaser of production from the Contract Area the proceeds from the sale of such Non-Operator’s share of oil or gas until the amount owed by Non-Operator, including interest, has been paid. Each purchaser of oil and gas shall be entitled to rely upon Operator’s written statement concerning the amount of any default. Operator grants a like lien and security interest to the Non-Operator to secure payment of Operator’s proportionate share of expense.

If any party fails or is unable to pay its share of expense within sixty (60) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. Each party so paying its share of the unpaid amount shall, to obtain reimbursement thereof, be subrogated to the security rights described in the foregoing paragraph.

IV.

This Memorandum shall constitute a Financing Statement covering oil and gas extracted from the Contract Area to the extent that such oil and gas is owned by a defaulting party under the Operating Agreement. This Financing Statement shall be filed in the real estate records of any county in which the Contract Area is situated and/or with the Secretary of State and shall be filed by Operator upon its own initiative or upon the request of any Non-Operator. Each of the undersigned parties shall be considered as both a debtor, to the extent that such party has failed to pay its share of expense, and as a secured party.

V.

Certain provisions of the Operating Agreement are governed and controlled by the surviving provisions of that certain unrecorded Participation Agreement dated May 14, 2010, by and between Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc., and AllianceBernstein L.P. (the “Participation Agreement”). Every sale, assignment, transfer or other disposition made by any party to the Operating Agreement and/or the Participation Agreement shall be made expressly subject to the Operating Agreement and the person acquiring such interest shall ratify in writing and agree to be bound by the terms of the Operating Agreement and the surviving provisions of the Participation Agreement and such assignment, transfer or other disposition shall be made without prejudice to the rights of the other parties.

VI.

Any party requiring additional information concerning the rights and obligations of the parties under the Operating Agreement may contact the Operator at the following address:

OPERATOR:	Matador Production Company
One Lincoln Centre
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
Attn: David E. Lancaster
Executive Vice President

IN WITNESS WHEREOF, this Memorandum of Joint Operating Agreement is executed by the parties on the dates set forth in their respective acknowledgements hereto, but shall be effective as of May 14, 2010 (the “Effective Date”).

WITNESSES:	MATADOR PRODUCTION COMPANY

By:
Name:	Joseph Wm. Foran
Chairman, President & CEO

Name:

ROXANNA ROCKY MOUNTAINS, LLC

By:
Name:	Julia A. Garvin
President

Name:

MRC ROCKIES COMPANY

By:
Name:	Joseph Wm. Foran
Chairman, President & CEO

Name:

ALLIANCE CAPITAL REAL ESTATE, INC.

By:
Name:

Name:

ACKNOWLEDGEMENTS

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ____ day of May, 2010, by Joseph Wm. Foran, Chairman, President & CEO of MATADOR PRODUCTION COMPANY, a Texas corporation, on behalf of said corporation.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on this ____ day of May, 2010, by Julia A. Garvin, President of ROXANNA ROCKY MOUNTAINS, LLC, a Texas limited liability company, on behalf of said company.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ____ day of May, 2010, by Joseph Wm. Foran, Chairman, President & CEO of MRC ROCKIES COMPANY, a Texas corporation, on behalf of said corporation.

Notary Public, State of Texas

STATE OF NEW YORK	§
§
COUNTY OF	§

This instrument was acknowledged before me on this ____ day of May, 2010, by __________________, the ______________________ of ALLIANCE CAPITAL REAL ESTATE, INC., a _____________ corporation, on behalf of said corporation.

Notary Public, State of New York

EXHIBIT “A”

Attached to and made a part of that certain Memorandum of

Joint Operating Agreement dated May 14, 2010,

by and between Matador Production Company, as Operator, and

Roxanna Rocky Mountains, LLC, MRC Rockies Company,

and Alliance Capital Real Estate, Inc., as Non-Operators

LEASES

[See Schedule attached]

Exhibit G

ATTACHED AS EXHIBIT H TO AND MADE A PART OF THE PARTICIPATION AGREEMENT BY AND AMONG ROXANNA OIL, INC., ROXANNA ROCKY MOUNTAINS, LLC, MRC ROCKIES COMPANY, MATADOR RESOURCES COMPANY, MATADOR PRODUCTION COMPANY, ALLIANCE CAPITAL REAL ESTATE, INC., AND ALLIANCEBERNSTEIN, L.P.

ATTACHED AS EXHIBIT “G” TO AND MADE A PART OF THE OPERATING AGREEMENT BY AND AMONG ROXANNA ROCKY MOUNTAINS, LLC, MRC ROCKIES COMPANY, MATADOR PRODUCTION COMPANY, AND ALLIANCE CAPITAL REAL ESTATE, INC.

TAX PARTNERSHIP AGREEMENT

WHEREAS, ROXANNA ROCKY MOUNTAINS, LLC, a Texas limited liability company (“Roxanna”), MRC ROCKIES COMPANY, a Texas corporation (“Matador” and together with Roxanna collectively referred to as “Owners”), ROXANNA OIL, INC., a Texas corporation (“ROI”), MATADOR RESOURCES COMPANY, a Texas corporation (“MRC”), MATADOR PRODUCTION COMPANY, a Texas corporation (“Operator”), ALLIANCE CAPITAL REAL ESTATE, INC., a Delaware corporation (“Participant”) and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (“AllianceBernstein”) (collectively, the “Parties”) have entered into that certain Participation Agreement dated as of May 14, 2010 (the “Participation Agreement”), and Operator, Matador, Roxanna and Participant have entered into that certain Operating Agreement dated as of May 14, 2010 (the “Operating Agreement”). The Participation Agreement, the Operating Agreement and the Exhibits to the Participation Agreement and the Operating Agreement are herein collectively referred to as the “Base Agreements”.

WHEREAS, the Parties acknowledge and agree that the arrangements and undertakings evidenced by the Base Agreements in conjunction with their resulting co-ownership of interests in the Subject Oil and Gas Assets, pursuant to the terms of such Base Agreements, create a partnership solely for purposes of federal income taxation and certain state income tax laws that incorporate or follow federal income tax principles (the “Tax Partnership”);

WHEREAS, the Parties desire to set forth the terms and provisions under which the Tax Partnership will exist and be accounted for as between the Parties; and

WHEREAS, except as may be otherwise provided herein, terms defined and used in the Base Agreements have the same meaning when used herein.

NOW, THEREFORE, the Parties hereby enter into the following agreements relating to the Tax Partnership:

A

GENERAL PROVISIONS

1. Designation of Documents. This agreement is referred to in, and is attached as exhibits to, the Participation Agreement and the Operating Agreement and is hereinafter referred to as the “Tax Partnership Agreement.” The Tax Partnership Agreement shall govern the ownership interests of the Parties with respect to only the Subject Oil and Gas Assets and shall be effective as of the date of the Participation Agreement.

1

2. Relationship of the Parties. The Parties intend and expect that the transactions contemplated by the Base Agreements will be treated, for purposes of federal income taxation and for purposes of certain state income tax laws that incorporate or follow federal income tax principles, as resulting in (a) the creation of a partnership in which Participant and the Owners are treated as partners, with the Tax Partnership being treated for tax purposes as holding equitable title to, and engaging in all activities of the Parties with respect to, the Subject Oil and Gas Assets, (b) a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Initial Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 1.2 of the Participation Agreement in exchange for a 50% interest in the Tax Partnership, (c) if Participant elects Option B, a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Second Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 2.3 of the Participation Agreement, and (d) the realization by the Tax Partnership of all items of income or gain and the incurrence by the Tax Partnership of all items of costs or expenses attributable to the ownership, operation or disposition of the Subject Oil and Gas Assets, notwithstanding that such items are realized, paid or incurred by the Parties individually.

3. Priority of Tax Partnership Agreement. The provisions of this Tax Partnership Agreement override any conflicting or inconsistent provisions in the Base Agreements.

B

TAX MATTERS

1. Definitions. For purposes of this Tax Partnership Agreement, the following terms have the meanings indicated:

“Adjusted Capital Account Deficit” means, with respect to any Party, the deficit balance, if any, in the Party’s Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

(i) Credit to the Capital Account any amounts which the Party is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) Debit to the Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and will be interpreted consistently therewith.

2

“Allocation Year” means (i) the period commencing on the date of the Participation Agreement and ending on December 31, 2010, (ii) any subsequent period commencing on the first day of January and ending on the last day of December of the same year, or (iii) any portion of the period described in clauses (i) or (ii) for which the Tax Partnership is required to allocate items of Tax Partnership income, gain, loss or deduction pursuant to Section 4.

“Book Basis” means the Contribution Value of contributed property and the cost of other property acquired by the Tax Partnership, increased by any cost subsequently capitalized to such property and decreased by any depreciation, simulated depletion, or other amortization taken for Code Section 704(b) book purposes. Book Basis (i) that is attributable to oil and gas property included in the Subject Oil and Gas Assets treated as contributed to the Tax Partnership by Matador and Roxanna shall be allocated to the Parties in accordance with their Participating Interests and (ii) that is attributable to capitalized acquisition and development costs or Contribution Value of any other Subject Oil and Gas Asset shall be allocated to the Party that contributed the property or funded the costs.

“Book income” and “Book deductions” mean, for purposes of maintaining the Capital Accounts, the income and deductions respectively of the Tax Partnership for federal income tax purposes, subject to the following:

(a) Any income or deductions attributable to the Section 754 Election shall be disregarded.

(b) Simulated depletion, simulated gain or simulated loss with respect to the Subject Oil and Gas Assets shall be computed at the partnership level using the Book Basis of such property. The simulated depletion taken each year will be the simulated depletion allowable with respect to an oil and gas property for the Allocation Year pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2) applying the cost depletion method. With respect to any oil and gas property whose fair market value differs from its adjusted tax basis for federal income tax purposes at the beginning of an Allocation Year, simulated depletion will be that amount determined by applying the cost depletion method as if the fair market value was the adjusted basis upon which simulated cost depletion is computed under Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

(c) Book income shall include any receipt that is not a contribution, loan proceed, recovery of capital, or part of a nonrecognition exchange.

(d) Book deduction shall include any cost that for United States federal income tax purposes is immediately deductible (including items described in Section 705(a)(2)(B) of the Code) and the amortization, depreciation or cost recovery deductions with respect to a cost that is capitalizable as all or part of the Tax Basis of property (or as part of its Contribution Value, in the case of an existing asset that becomes subject to the Base Agreements).

3

(e) Upon the distribution of property that is not pursuant to a liquidation of the Tax Partnership, the difference between the fair market value and book basis of the distributed assets will be treated as book income (if such difference is positive) or book deductions (if such difference is negative).

(f) The deemed gain or loss provided for in Section 6.1 hereof will be included.

“Capital Account” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contribution Value” means the fair market value of an asset at the time the asset becomes subject to this Tax Partnership Agreement. In the case of the Leases covering the Initial Prospect Area, the Parties agree that the Contribution Value of those Leases is equal to the excess (if any) of the amount paid by Participant pursuant to the first sentence of Section 1.2 of the Participation Agreement, over the amount (if any) paid by the Owners pursuant to the second sentence of Section 1.2 of the Participation Agreement. If Participant elects Option B, the Parties agree that the Contribution Value of the Leases to the extent they cover the Second Prospect Area is equal to the amount paid by Participant pursuant to the first sentence of Section 2.3 of the Participation Agreement.

“Curative Allocations” has the meaning set forth in Section 5.3(c).

“Distribution Value” means, with respect to any asset of the Tax Partnership at any relevant time for which Distribution Value is to be determined under this Tax Partnership Agreement, the fair market value of such asset at such time.

“IDC” means the intangible and development costs subject to the election to expense currently under Code Section 263(c) and Treasury Regulations Section 1.612-4.

“Option B” shall have the meaning set forth in the Participation Agreement.

“Participating Interests” means, with respect to particular Subject Oil and Gas Assets, the interests of the parties in such Subject Oil and Gas Assets as set forth in Exhibit A to the Operating Agreement, as amended from time to time.

“Recapture Income” means the portion of any gain recognized on the disposition of property which is classified as ordinary income under Code Sections 1245, 1254, or other Code sections, the amount of which is determined by deductions previously allowable with respect to such property.

“Regulatory Allocations” has the meaning set forth in Section 5.3(c).

“Section 754 Election” means an election under Code Section 754 (or corresponding provisions of future law) relating to the adjustment for tax purposes of the basis of the assets of the partnership as provided in Code Sections 734 and 743.

4

“Subject Oil and Gas Assets” shall mean the interests of the Parties in only the Initial Test Well and the Leases to the extent they cover the Initial Prospect Area and, if Participant elects Option B, the Second Test Well and the Leases to the extent they cover the Second Prospect Area, as those terms are defined in the Participation Agreement.

“Tax Basis” means as to any property the adjusted basis of such property as defined in Code Section 1011.

2. Tax Partnership.

2.1. Election With Respect to Subchapter K. Notwithstanding anything to the contrary in this Tax Partnership Agreement or the Base Agreements, each Party hereto agrees, with respect to all operations conducted hereunder (i) not to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Code; and (ii) to join in the execution of such additional documents and elections as may be required by the Internal Revenue Service in order to effectuate the foregoing. In addition, if the income tax laws of any state in which the Parties conduct operations pursuant to the terms of this Tax Partnership Agreement or the Base Agreements contain provisions similar to those contained in Subchapter K of Chapter 1 of Subtitle A of the Code, each Party hereby agrees not to elect to exclude all or any part of the interests of the Parties from the application of said provisions.

2.2. Capital Accounts. A Capital Account (herein so called) shall be maintained for each Party in accordance with Treasury Regulations Section 1.704-1 (a) to which will be credited the amount of cash and the Contribution Value of any property made subject to the Base Agreements and this Tax Partnership Agreement by such Party and the Book income allocated to such Party, (b) to which will be charged Book deductions allocated to such Party and the amount of cash and Distribution Value of any property released to such Party under the Base Agreements.

2.3 Term. The Tax Partnership will be effective as of the date of the Participation Agreement and will continue in effect for as long as the Parties each continue to own interests in the Subject Oil and Gas Assets; provided that either Party may elect to terminate the Tax Partnership after the termination of the Base Agreements.

2.4. Sale of Interest. A sale or other disposition of the interests of all Parties in any portion of the Subject Oil and Gas Assets shall be treated as a sale by the Tax Partnership, and the proceeds and gain or loss on such disposition will be allocated as provided in Section 5. Unless otherwise agreed by the Parties, a sale of any portion of the Subject Oil and Gas Assets by less than all Parties will be treated by each Party as a sale of a portion of the selling Party’s interest in the Tax Partnership. Each Party agrees not to enter into a transaction that would cause its interest in some of the Subject Oil and Gas Assets to be owned by one entity and the rest by another.

3. Preparation and Filing of Partnership Tax Returns.

3.1. Duty to File Returns. Operator agrees to use its reasonable best efforts to prepare and file all United States federal, state and local tax returns required to be filed by the Tax Partnership and to make the appropriate elections on such returns. Operator shall charge the

5

Tax Partnership the cost of preparing all such tax returns. The Parties will bear and reimburse the Tax Partnership for such tax preparation costs up to $50,000 per tax year in accordance with their respective Participating Interests. If Operator estimates that such tax preparation costs will exceed $50,000 for any tax year (“Excess Tax Costs”), Operator shall notify Participant of the Excess Tax Costs and will not incur Excess Tax Costs without Participant’s approval, which shall not be unreasonably withheld. If such Excess Tax Costs are approved, the Parties will bear and reimburse the Tax Partnership for such approved Excess Tax Costs in accordance with their respective Participating Interests.

3.2. Duty of Participant, Matador and Roxanna to Furnish Information. Each Party agrees to furnish to Operator not later than 60 days before the return due date (including extensions) such data and information relating to the operations conducted under the Base Agreements as may be reasonably requested by Operator for the proper preparation, filing, computation and maintenance, as the case may be, of (i) such returns, (ii) other required reports and notifications, and (iii) the Capital Accounts.

3.3. Duty of Operator to Furnish Information. Operator agrees to use its reasonable best efforts to furnish to Participant, Matador, and Roxanna tax information relating to the Subject Oil and Gas Assets as may be reasonably requested by Participant, Matador, and Roxanna, including information relating to the estimated income and expenses attributable to the Subject Oil and Gas Assets for a particular period. Operator shall deliver estimates of income and expense information at least 15 days prior to the due date for an estimated tax payment required under Code Section 6655 for a U.S. corporation whose taxable year ends December 31.

3.4 Right of Pre-Filing Review. Operator shall submit copies of all returns to Participant, Matador and Roxanna (including Form K-1 to the Tax Partnership’s Form 1065) at least 15 days prior to the due date, including any extension thereof, to permit review and approval (not to be unreasonably withheld) prior to filing and shall timely furnish each Party with all partnership information which is relevant to the preparation of such Party’s federal and state income tax returns.

3.5. Limitation of Liability. The Parties shall use their reasonable best efforts to comply with responsibilities outlined in this Section, and in doing so shall incur no liability to any other Party.

3.6. Elections. Operator is authorized, and hereby agrees, on behalf of the Tax Partnership,

(a) to elect to deduct all intangible drilling and development cost incurred in drilling both productive and non-productive oil and gas wells and the preparation of wells for production (“IDC”) under the provisions of Code Section 263(c) and Treasury Regulations Section 1.612-4;

(b) to elect to amortize organization fees in accordance with Code Section 709(b);

(c) to compute the allowance for cost recovery in accordance with Code Section 168 utilizing the shortest life and the most accelerated rate permissible or, if

6

Code Section 168 is not applicable, to elect the depreciation method and useful life that results in the most rapid recovery of cost under Code Section 167 without in either case causing any Party’s percentage depletion to be reduced;

(d) to elect December 31 as the Tax Partnership’s taxable year;

(e) to elect the accrual method of accounting;

(f) to make, upon the request of a transferee of a Party’s interest, a Section 754 Election; and

(g) to make any other election that is provided for under Code Section 703(b) or 704(b) and the related Treasury Regulations or is otherwise appropriate and has been unanimously approved by the Parties.

3.7. Tax Audits and Resolution. If the Tax Partnership does not qualify for the “small partnership exception” of Code Section 6231(a)(1)(B) or the Tax Partnership, with the consent of the Parties owning a majority of the Participating Interests, makes the election provided in Code Section 6231(a)(1)(B)(ii),

(a) Matador shall be designated as the “tax matters partner” for the Tax Partnership in accordance with Code Section 6231(a)(7) and applicable regulations;

(b) Matador shall promptly notify every other Party of the commencement of a partnership level audit relating to the Tax Partnership and shall not agree to extend the statute of limitations with respect to partnership items of the Tax Partnership without the consent of the Parties; and

(c) Matador shall not take any other action with respect to a partnership level audit item which would be binding on Participant or Roxanna in computing its tax liability without the consent of Participant or Roxanna.

(d) If Matador incurs any expenses for the preparation of, or the pursuit of, administrative or judicial proceedings on behalf of the Tax Partnership, then the Parties shall agree on a method for sharing such expenses. If the Parties cannot agree on a method for sharing such expenses, then the Tax Partnership will pay for such expenses.

(e) The Parties shall furnish Matador, within two weeks from the receipt of the request, the information (including information specified in Code Section 6230(e) on partner identification and Code Section 6050K for transfers of partnership interests) Matador may reasonably request to comply with the requirements on furnishing information to the Internal Revenue Service.

(f) Inconsistent Treatment of Partnership Items. If any Party intends to file a notice of inconsistent treatment under Code Section 6222(b), such Party shall, prior to the filing of such notice, notify the other Parties of the (actual or potential) inconsistency of the Party’s intended treatment of a Tax Partnership item with the treatment of that item by the Tax Partnership.

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(g) Request for Administrative Adjustment. No Party shall file pursuant to Code Section 6227 a request for an administrative adjustment of Partnership Tax items without first notifying the other Parties. If the other Parties agree with the requested adjustment, the tax matters partner of the Tax Partnership shall file the request on behalf of the Tax Partnership. If consent is not obtained within thirty (30) days from such notice, or within the period required to timely file the request, if shorter, any Party, including the tax matters partner, may file a request for administrative adjustment on its own.

(h) Judicial Proceedings. Any Party intending to file a petition under Code Section 6226, 6228, or any other Code Section with respect to any Tax Partnership item, or other tax matters involving the Tax Partnership, shall notify the other Parties prior to such filing of the nature of the contemplated proceeding. In the case where the tax matters partner of the Tax Partnership is the Party intending to file such petition, such notice shall be given within a reasonable time to allow the other Parties to participate in the choice of the forum for such petition. If the Parties do not agree on an appropriate forum, then the forum shall be chosen by the tax matters partner of the Tax Partnership. If a Party intends to seek review of any court decision rendered as a result of such proceeding, the Party shall notify the other Parties prior to seeking such review.

3.8 Inconsistent Treatment of Partnership Items. If any Party intends to treat a Tax Partnership item in a manner that is, actually or potentially, inconsistent with the treatment of that item by the Tax Partnership, such Party shall promptly notify the other Parties of such inconsistency (actual or potential) of the Party’s intended treatment of a Tax Partnership item with the treatment of that item by the Tax Partnership.

4. Tax Allocations. Subject to Section 7 hereof, income, deductions, and basis shall be allocated for federal income tax purposes for any Allocation Year among the Parties as follows:

4.1. Production Income. Production from the Subject Oil and Gas Assets sold by the Parties or some other representative on behalf of the Parties shall be treated as if sold by the Tax Partnership and the proceeds of such sale were distributed by the Tax Partnership to the Parties. The income (net of Operating Expenses) from such sales shall be partnership income that is allocated among the Parties in the ratio in which the sale proceeds are distributable. In the event the Parties take their shares of production from a Subject Oil and Gas Asset in kind and make separate disposition thereof, the amount received from the sale of production and the amount of the fair market value of production taken in kind by the Parties shall be deemed to be identical; accordingly, such items may be omitted from the adjustments made to the Parties’ Capital Accounts.

4.2. IDC and Other Expenses. Each IDC and other cost that is deductible as paid or incurred shall be allocated to the Party which contributed the funds to pay such cost.

4.3. Equipment Depreciation and Gains and Losses. Depreciation and cost recovery deductions on equipment and other depreciable property shall be allocated among the Parties in accordance with their respective contributions to the Tax Basis of such property.

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4.4. Depletable Basis. Pursuant to Code Sections 703 and 613A(c)(7)(D), tax depletion and taxable gain or loss on the disposition of depletable properties shall be computed by each Party separately and not by the Tax Partnership. For such purpose, each Party’s initial Tax Basis in each such property shall, subject to Section 4.8, be the amount it would have been if such property had not been contributed to the Tax Partnership and shall be increased by any costs charged to it which are capitalized as additional basis in such property.

4.5. Other Income and Deductions and Basis Allocations. Any other item of income not described above shall be allocated to the Party that received the related proceeds. Any other item of deduction or basis not described above shall be allocated to the Party that provided the funds to pay the cost giving rise to such item.

4.6. Recapture Income. Recapture Income as to a property shall be allocated to the Party to which the deductions giving rise to such Recapture Income were allocated (including in this Section 4.6 where applicable, deductions claimed by it outside the Tax Partnership).

4.7. Section 754 Election. Income, deductions and Tax Basis attributable to the Section 754 Election shall be allocated to the Parties entitled thereto under the Code.

4.8. Section 704(c). To the extent required by the Code Section 704(c) and the Treasury Regulations, any tax items of income, gain, loss and deduction relating to any of the Subject Oil and Gas Assets that are contributed to the Tax Partnership by the Parties will be allocated among the Parties in a manner which takes into account the variation between the adjusted Tax Basis of the Subject Oil and Gas Asset and the Contribution Value of the Subject Oil and Gas Assets using the traditional allocation method described in Treasury Regulations Section 1.704-3(b).

4.9 Regulatory and Curative Allocations. Notwithstanding anything to the contrary, for federal income tax purposes, the Tax Partnership shall allocate items of income, gain, loss and deduction among the Parties in the same manner as any such items are allocated under Section 5.3.

5. Book Allocations and Amount Realized Attributable to Sales Proceeds.

5.1 Book Allocations. Book income and Book deductions that correspond to taxable income and deductions shall be allocated in the same manner for Code Section 704(b) book purposes as they are for tax purposes. Code Section 704(b) simulated depletion and loss on the disposition of any of the Subject Oil and Gas Assets shall be allocated in the ratio and to the extent that Book Basis was allocated among the Parties. Book depletion shall equal the simulated depletion amount as computed in accordance paragraph (b) of the “Book income” and “Book deduction” definition. Other Book deductions shall be allocated among the Parties bearing the cost thereof. Subject to Section 5.2 hereof, other Book income shall be allocated to the Parties entitled to the receipts giving rise to such income.

5.2. Allocation of Amounts Realized Attributable to Sale of Subject Oil and Gas Assets. The amount realized from the sale or other disposition of any of the Subject Oil and Gas Assets described in the first sentence of Section 2.4 shall, to the extent of the Book Basis in

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such asset at the time of sale, be allocated for Code Section 704(b) book purposes in the ratio that the Book Basis in such asset was allocated, and any simulated loss shall be reflected in the Parties’ Capital Accounts in the same ratio. The simulated gain resulting from amounts realized in excess of Book Basis shall be allocated to cause each Party’s Capital Account balance to be as nearly as possible equal to the sum of the amounts determined for each Subject Oil and Gas Asset and any other property of the Tax Partnership equal to the product of (i) the Party’s Participating Interest in such asset and (ii) the Distribution Value of such asset immediately prior to the sale. The Capital Accounts of the Parties shall be charged consistently with this Section 5.2.

5.3. Regulatory and Curative Allocations. Prior to making any other Book allocations, the Tax Partnership shall allocate the following items to the Parties in the following order:

(a) Qualified Income Offset. In the event any Party unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6), items of income and gain for such Allocation Year shall be specially allocated to such Party in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, any Adjusted Capital Account Deficit of such Party as quickly as possible, provided that an allocation pursuant to this Section 5.3(a) shall be made if and only to the extent that such Party would have an Adjusted Capital Account Deficit after all other allocations have been tentatively made as if this Section 5.3(a) were not in this Tax Partnership Agreement.

(b) Limit on Loss Allocations. Notwithstanding anything to the contrary in this Tax Partnership Agreement, deductions and losses (or items thereof) shall not be allocated to a Party if such allocation would cause or increase a Party’s Adjusted Capital Account Deficit and shall be reallocated to the other Parties, subject to the limitation provided in this Section 5.3(b).

(c) Curative Allocations. The allocations under this Section 5.3 other than this Section 5.3(c) (such allocations, the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. To the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Tax Partnership Agreement. Therefore, notwithstanding any other provision of this Tax Partnership Agreement to the contrary (other than the Regulatory Allocations), the Tax Partnership shall make such offsetting special allocations of income, gain, loss or deduction (such allocation, the “Curative Allocations”) in whatever manner the Parties determine appropriate so that, after such offsetting allocations are made, each Party’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Party would have had if the Regulatory Allocations were not part of this Tax Partnership Agreement. For purposes of this Section 5.3(c), the Tax Partnership shall take into account future Regulatory Allocations that are likely to offset other Regulatory Allocations previously made.

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6. Liquidation and Balancing Capital Accounts.

6.1. Accounting Adjustments. Upon termination of the Tax Partnership, the Subject Oil and Gas Assets and any other property of the Tax Partnership shall be valued at their Distribution Value and notwithstanding any provision to the contrary in this Tax Partnership Agreement, the assets of the Tax Partnership shall be deemed to have been sold for their Distribution Values, and the resulting Book income (including any simulated gain) and Book deductions (other than items of simulated loss, which shall be allocated in accordance with Section 5.2) shall be allocated among the Parties to the extent necessary to cause each Party’s Capital Account balance to be as nearly as possible equal to the sum of the amounts determined for each Subject Oil and Gas Asset and any other property of the Tax Partnership equal to the product of (i) the Party’s Participating Interest in such asset and (ii) the Distribution Value of such asset immediately prior to the sale. The Tax Partnership shall make such allocations as follows: first, items of simulated loss with respect to the Subject Oil and Gas Assets that are subject to depletion; second, items of simulated gain; third, other items of unrealized gain or loss; and fourth, other items of gross income, gain, loss or deduction.

6.2 No Deficit Restoration Obligation. Notwithstanding anything to the contrary, upon a liquidation within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), if any Party has a deficit balance in their Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all years, including the year during which such liquidation occurs), such Party shall have no obligation to make any contribution so as to restore its Capital Account to zero, and the negative balance of such Party’s Capital Account shall not be considered a debt owed by such Party to the other Parties, to the Tax Partnership, or to any other person for any purpose whatsoever.

6.2. Distribution to Balance Capital Accounts. After the adjustments required by Section 6.1 have been completed, the Parties shall determine the aggregate Distribution Value of the properties (“Deemed Distribution Properties”) that would be distributed to each Party if each property and related equipment were distributed to the Parties in accordance with their relative Participating Interests in such property. If any Party’s Capital Account balance is less than such Party’s Distribution Value of the Deemed Distribution Properties, then (a) such Party may contribute cash to the Tax Partnership in an amount sufficient to cause such Party’s Capital Account balance to be equal to such Party’s Distribution Value of the Deemed Distribution Properties, and/or (b) if all Parties agree, any cash or an undivided interest in certain select properties shall be distributed to any Party whose Capital Account balance exceeds such Party’s Distribution Value of the Deemed Distribution Properties as is necessary to cause, following such distribution, all remaining Capital Account balances for each Party to be equal to each such Party’s Distribution Value of the Deemed Distribution Properties (as adjusted for such distribution). Following such distribution, the Tax Partnership shall liquidate and distribute the properties of the Tax Partnership to the Parties in accordance with their relative Participating Interests in each Deemed Distribution Property.

6.3. Evaluation Procedure. If the Parties are unable to agree upon the fair market value of any of the Subject Oil and Gas Assets, the Parties shall engage a mutually-agreeable, independent oil and gas appraisal firm to prepare an evaluation of the fair market value of such property, the cost of which evaluation shall be an operating cost of the property.

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Exhibit G

Attached to and made a part of that certain Participation Agreement dated May 14, 2010, by and among Roxanna Oil, Inc., Roxanna Rocky Mountains, LLC, MRC Rockies Company, Matador Resources Company, Matador Production Company, Alliance Capital Real Estate, Inc. and AllianceBernstein L.P.

Area of Mutual Interest (AMI)

Lincoln County, Wyoming; Rich County, Utah; Bear Lake County, Idaho

Exhibit H

ATTACHED AS EXHIBIT H TO AND MADE A PART OF THE PARTICIPATION AGREEMENT BY AND AMONG ROXANNA OIL, INC.,

ROXANNA ROCKY MOUNTAINS, LLC, MRC ROCKIES COMPANY, MATADOR RESOURCES COMPANY, MATADOR

PRODUCTION COMPANY, ALLIANCE CAPITAL REAL ESTATE, INC., AND ALLIANCEBERNSTEIN, L.P.

ATTACHED AS EXHIBIT “G” TO AND MADE A PART OF THE OPERATING AGREEMENT BY AND AMONG ROXANNA

ROCKY MOUNTAINS, LLC, MRC ROCKIES COMPANY, MATADOR PRODUCTION COMPANY, AND ALLIANCE CAPITAL

REAL ESTATE, INC.

TAX PARTNERSHIP AGREEMENT

WHEREAS, ROXANNA ROCKY MOUNTAINS, LLC, a Texas limited liability company (“Roxanna”), MRC ROCKIES COMPANY, a Texas corporation (“Matador” and together with Roxanna collectively referred to as “Owners”), ROXANNA OIL, INC., a Texas corporation (“ROI”), MATADOR RESOURCES COMPANY, a Texas corporation (“MRC”), MATADOR PRODUCTION COMPANY, a Texas corporation (“Operator”), ALLIANCE CAPITAL REAL ESTATE, INC., a Delaware corporation (“Participant”) and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (“AllianceBernstein”) (collectively, the “Parties”) have entered into that certain Participation Agreement dated as of May 14, 2010 (the “Participation Agreement”), and Operator, Matador, Roxanna and Participant have entered into that certain Operating Agreement dated as of May 14, 2010 (the “Operating Agreement”). The Participation Agreement, the Operating Agreement and the Exhibits to the Participation Agreement and the Operating Agreement are herein collectively referred to as the “Base Agreements”.

WHEREAS, the Parties acknowledge and agree that the arrangements and undertakings evidenced by the Base Agreements in conjunction with their resulting co-ownership of interests in the Subject Oil and Gas Assets, pursuant to the terms of such Base Agreements, create a partnership solely for purposes of federal income taxation and certain state income tax laws that incorporate or follow federal income tax principles (the “Tax Partnership”);

WHEREAS, the Parties desire to set forth the terms and provisions under which the Tax Partnership will exist and be accounted for as between the Parties; and

WHEREAS, except as may be otherwise provided herein, terms defined and used in the Base Agreements have the same meaning when used herein.

NOW, THEREFORE, the Parties hereby enter into the following agreements relating to the Tax Partnership:

A

GENERAL PROVISIONS

1. Designation of Documents. This agreement is referred to in, and is attached as exhibits to, the Participation Agreement and the Operating Agreement and is hereinafter referred to as the “Tax Partnership Agreement.” The Tax Partnership Agreement shall govern the ownership interests of the Parties with respect to only the Subject Oil and Gas Assets and shall be effective as of the date of the Participation Agreement.

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2. Relationship of the Parties. The Parties intend and expect that the transactions contemplated by the Base Agreements will be treated, for purposes of federal income taxation and for purposes of certain state income tax laws that incorporate or follow federal income tax principles, as resulting in (a) the creation of a partnership in which Participant and the Owners are treated as partners, with the Tax Partnership being treated for tax purposes as holding equitable title to, and engaging in all activities of the Parties with respect to, the Subject Oil and Gas Assets, (b) a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Initial Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 1.2 of the Participation Agreement in exchange for a 50% interest in the Tax Partnership, (c) if Participant elects Option B, a contribution by the Owners to the Tax Partnership of their interests in the Leases to the extent they cover the Second Prospect Area and a commitment by Participant to make capital contributions to the Tax Partnership in order to fund the costs allocable to it under Section 2.3 of the Participation Agreement, and (d) the realization by the Tax Partnership of all items of income or gain and the incurrence by the Tax Partnership of all items of costs or expenses attributable to the ownership, operation or disposition of the Subject Oil and Gas Assets, notwithstanding that such items are realized, paid or incurred by the Parties individually.

3. Priority of Tax Partnership Agreement. The provisions of this Tax Partnership Agreement override any conflicting or inconsistent provisions in the Base Agreements.

B

TAX MATTERS

1. Definitions. For purposes of this Tax Partnership Agreement, the following terms have the meanings indicated:

“Adjusted Capital Account Deficit” means, with respect to any Party, the deficit balance, if any, in the Party’s Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

(i) Credit to the Capital Account any amounts which the Party is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) Debit to the Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and will be interpreted consistently therewith.

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“Allocation Year” means (i) the period commencing on the date of the Participation Agreement and ending on December 31, 2010, (ii) any subsequent period commencing on the first day of January and ending on the last day of December of the same year, or (iii) any portion of the period described in clauses (i) or (ii) for which the Tax Partnership is required to allocate items of Tax Partnership income, gain, loss or deduction pursuant to Section 4.

“Book Basis” means the Contribution Value of contributed property and the cost of other property acquired by the Tax Partnership, increased by any cost subsequently capitalized to such property and decreased by any depreciation, simulated depletion, or other amortization taken for Code Section 704(b) book purposes. Book Basis (i) that is attributable to oil and gas property included in the Subject Oil and Gas Assets treated as contributed to the Tax Partnership by Matador and Roxanna shall be allocated to the Parties in accordance with their Participating Interests and (ii) that is attributable to capitalized acquisition and development costs or Contribution Value of any other Subject Oil and Gas Asset shall be allocated to the Party that contributed the property or funded the costs.

“Book income” and “Book deductions” mean, for purposes of maintaining the Capital Accounts, the income and deductions respectively of the Tax Partnership for federal income tax purposes, subject to the following:

(a) Any income or deductions attributable to the Section 754 Election shall be disregarded.

(b) Simulated depletion, simulated gain or simulated loss with respect to the Subject Oil and Gas Assets shall be computed at the partnership level using the Book Basis of such property. The simulated depletion taken each year will be the simulated depletion allowable with respect to an oil and gas property for the Allocation Year pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2) applying the cost depletion method. With respect to any oil and gas property whose fair market value differs from its adjusted tax basis for federal income tax purposes at the beginning of an Allocation Year, simulated depletion will be that amount determined by applying the cost depletion method as if the fair market value was the adjusted basis upon which simulated cost depletion is computed under Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

(c) Book income shall include any receipt that is not a contribution, loan proceed, recovery of capital, or part of a nonrecognition exchange.

(d) Book deduction shall include any cost that for United States federal income tax purposes is immediately deductible (including items described in Section 705(a)(2)(B) of the Code) and the amortization, depreciation or cost recovery deductions with respect to a cost that is capitalizable as all or part of the Tax Basis of property (or as part of its Contribution Value, in the case of an existing asset that becomes subject to the Base Agreements).

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(e) Upon the distribution of property that is not pursuant to a liquidation of the Tax Partnership, the difference between the fair market value and book basis of the distributed assets will be treated as book income (if such difference is positive) or book deductions (if such difference is negative).

(f) The deemed gain or loss provided for in Section 6.1 hereof will be included.

“Capital Account” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contribution Value” means the fair market value of an asset at the time the asset becomes subject to this Tax Partnership Agreement. In the case of the Leases covering the Initial Prospect Area, the Parties agree that the Contribution Value of those Leases is equal to the excess (if any) of the amount paid by Participant pursuant to the first sentence of Section 1.2 of the Participation Agreement, over the amount (if any) paid by the Owners pursuant to the second sentence of Section 1.2 of the Participation Agreement. If Participant elects Option B, the Parties agree that the Contribution Value of the Leases to the extent they cover the Second Prospect Area is equal to the amount paid by Participant pursuant to the first sentence of Section 2.3 of the Participation Agreement.

“Curative Allocations” has the meaning set forth in Section 5.3(c).

“Distribution Value” means, with respect to any asset of the Tax Partnership at any relevant time for which Distribution Value is to be determined under this Tax Partnership Agreement, the fair market value of such asset at such time.

“IDC” means the intangible and development costs subject to the election to expense currently under Code Section 263(c) and Treasury Regulations Section 1.612-4.

“Option B” shall have the meaning set forth in the Participation Agreement.

“Participating Interests” means, with respect to particular Subject Oil and Gas Assets, the interests of the parties in such Subject Oil and Gas Assets as set forth in Exhibit A to the Operating Agreement, as amended from time to time.

“Recapture Income” means the portion of any gain recognized on the disposition of property which is classified as ordinary income under Code Sections 1245, 1254, or other Code sections, the amount of which is determined by deductions previously allowable with respect to such property.

“Regulatory Allocations” has the meaning set forth in Section 5.3(c).

“Section 754 Election” means an election under Code Section 754 (or corresponding provisions of future law) relating to the adjustment for tax purposes of the basis of the assets of the partnership as provided in Code Sections 734 and 743.

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“Subject Oil and Gas Assets” shall mean the interests of the Parties in only the Initial Test Well and the Leases to the extent they cover the Initial Prospect Area and, if Participant elects Option B, the Second Test Well and the Leases to the extent they cover the Second Prospect Area, as those terms are defined in the Participation Agreement.

“Tax Basis” means as to any property the adjusted basis of such property as defined in Code Section 1011.

2. Tax Partnership.

2.1. Election With Respect to Subchapter K. Notwithstanding anything to the contrary in this Tax Partnership Agreement or the Base Agreements, each Party hereto agrees, with respect to all operations conducted hereunder (i) not to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Code; and (ii) to join in the execution of such additional documents and elections as may be required by the Internal Revenue Service in order to effectuate the foregoing. In addition, if the income tax laws of any state in which the Parties conduct operations pursuant to the terms of this Tax Partnership Agreement or the Base Agreements contain provisions similar to those contained in Subchapter K of Chapter 1 of Subtitle A of the Code, each Party hereby agrees not to elect to exclude all or any part of the interests of the Parties from the application of said provisions.

2.2. Capital Accounts. A Capital Account (herein so called) shall be maintained for each Party in accordance with Treasury Regulations Section 1.704-1 (a) to which will be credited the amount of cash and the Contribution Value of any property made subject to the Base Agreements and this Tax Partnership Agreement by such Party and the Book income allocated to such Party, (b) to which will be charged Book deductions allocated to such Party and the amount of cash and Distribution Value of any property released to such Party under the Base Agreements.

2.3 Term. The Tax Partnership will be effective as of the date of the Participation Agreement and will continue in effect for as long as the Parties each continue to own interests in the Subject Oil and Gas Assets; provided that either Party may elect to terminate the Tax Partnership after the termination of the Base Agreements.

2.4. Sale of Interest. A sale or other disposition of the interests of all Parties in any portion of the Subject Oil and Gas Assets shall be treated as a sale by the Tax Partnership, and the proceeds and gain or loss on such disposition will be allocated as provided in Section 5. Unless otherwise agreed by the Parties, a sale of any portion of the Subject Oil and Gas Assets by less than all Parties will be treated by each Party as a sale of a portion of the selling Party’s interest in the Tax Partnership. Each Party agrees not to enter into a transaction that would cause its interest in some of the Subject Oil and Gas Assets to be owned by one entity and the rest by another.

3. Preparation and Filing of Partnership Tax Returns.

3.1. Duty to File Returns. Operator agrees to use its reasonable best efforts to prepare and file all United States federal, state and local tax returns required to be filed by the Tax Partnership and to make the appropriate elections on such returns. Operator shall charge the

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Tax Partnership the cost of preparing all such tax returns. The Parties will bear and reimburse the Tax Partnership for such tax preparation costs up to $50,000 per tax year in accordance with their respective Participating Interests. If Operator estimates that such tax preparation costs will exceed $50,000 for any tax year (“Excess Tax Costs”), Operator shall notify Participant of the Excess Tax Costs and will not incur Excess Tax Costs without Participant’s approval, which shall not be unreasonably withheld. If such Excess Tax Costs are approved, the Parties will bear and reimburse the Tax Partnership for such approved Excess Tax Costs in accordance with their respective Participating Interests.

3.2. Duty of Participant, Matador and Roxanna to Furnish Information. Each Party agrees to furnish to Operator not later than 60 days before the return due date (including extensions) such data and information relating to the operations conducted under the Base Agreements as may be reasonably requested by Operator for the proper preparation, filing, computation and maintenance, as the case may be, of (i) such returns, (ii) other required reports and notifications, and (iii) the Capital Accounts.

3.3. Duty of Operator to Furnish Information. Operator agrees to use its reasonable best efforts to furnish to Participant, Matador, and Roxanna tax information relating to the Subject Oil and Gas Assets as may be reasonably requested by Participant, Matador, and Roxanna, including information relating to the estimated income and expenses attributable to the Subject Oil and Gas Assets for a particular period. Operator shall deliver estimates of income and expense information at least 15 days prior to the due date for an estimated tax payment required under Code Section 6655 for a U.S. corporation whose taxable year ends December 31.

3.4 Right of Pre-Filing Review. Operator shall submit copies of all returns to Participant, Matador and Roxanna (including Form K-1 to the Tax Partnership’s Form 1065) at least 15 days prior to the due date, including any extension thereof, to permit review and approval (not to be unreasonably withheld) prior to filing and shall timely furnish each Party with all partnership information which is relevant to the preparation of such Party’s federal and state income tax returns.

3.5. Limitation of Liability. The Parties shall use their reasonable best efforts to comply with responsibilities outlined in this Section, and in doing so shall incur no liability to any other Party.

3.6. Elections. Operator is authorized, and hereby agrees, on behalf of the Tax Partnership,

(a) to elect to deduct all intangible drilling and development cost incurred in drilling both productive and non-productive oil and gas wells and the preparation of wells for production (“IDC”) under the provisions of Code Section 263(c) and Treasury Regulations Section 1.612-4;

(b) to elect to amortize organization fees in accordance with Code Section 709(b);

(c) to compute the allowance for cost recovery in accordance with Code Section 168 utilizing the shortest life and the most accelerated rate permissible or, if

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Code Section 168 is not applicable, to elect the depreciation method and useful life that results in the most rapid recovery of cost under Code Section 167 without in either case causing any Party’s percentage depletion to be reduced;

(d) to elect December 31 as the Tax Partnership’s taxable year;

(e) to elect the accrual method of accounting;

(f) to make, upon the request of a transferee of a Party’s interest, a Section 754 Election; and

(g) to make any other election that is provided for under Code Section 703(b) or 704(b) and the related Treasury Regulations or is otherwise appropriate and has been unanimously approved by the Parties.

3.7. Tax Audits and Resolution. If the Tax Partnership does not qualify for the “small partnership exception” of Code Section 6231(a)(1)(B) or the Tax Partnership, with the consent of the Parties owning a majority of the Participating Interests, makes the election provided in Code Section 6231(a)(1)(B)(ii),

(a) Matador shall be designated as the “tax matters partner” for the Tax Partnership in accordance with Code Section 6231(a)(7) and applicable regulations;

(b) Matador shall promptly notify every other Party of the commencement of a partnership level audit relating to the Tax Partnership and shall not agree to extend the statute of limitations with respect to partnership items of the Tax Partnership without the consent of the Parties; and

(c) Matador shall not take any other action with respect to a partnership level audit item which would be binding on Participant or Roxanna in computing its tax liability without the consent of Participant or Roxanna.

(d) If Matador incurs any expenses for the preparation of, or the pursuit of, administrative or judicial proceedings on behalf of the Tax Partnership, then the Parties shall agree on a method for sharing such expenses. If the Parties cannot agree on a method for sharing such expenses, then the Tax Partnership will pay for such expenses.

(e) The Parties shall furnish Matador, within two weeks from the receipt of the request, the information (including information specified in Code Section 6230(e) on partner identification and Code Section 6050K for transfers of partnership interests) Matador may reasonably request to comply with the requirements on furnishing information to the Internal Revenue Service.

(f) Inconsistent Treatment of Partnership Items. If any Party intends to file a notice of inconsistent treatment under Code Section 6222(b), such Party shall, prior to the filing of such notice, notify the other Parties of the (actual or potential) inconsistency of the Party’s intended treatment of a Tax Partnership item with the treatment of that item by the Tax Partnership.

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(g) Request for Administrative Adjustment. No Party shall file pursuant to Code Section 6227 a request for an administrative adjustment of Partnership Tax items without first notifying the other Parties. If the other Parties agree with the requested adjustment, the tax matters partner of the Tax Partnership shall file the request on behalf of the Tax Partnership. If consent is not obtained within thirty (30) days from such notice, or within the period required to timely file the request, if shorter, any Party, including the tax matters partner, may file a request for administrative adjustment on its own.

(h) Judicial Proceedings. Any Party intending to file a petition under Code Section 6226, 6228, or any other Code Section with respect to any Tax Partnership item, or other tax matters involving the Tax Partnership, shall notify the other Parties prior to such filing of the nature of the contemplated proceeding. In the case where the tax matters partner of the Tax Partnership is the Party intending to file such petition, such notice shall be given within a reasonable time to allow the other Parties to participate in the choice of the forum for such petition. If the Parties do not agree on an appropriate forum, then the forum shall be chosen by the tax matters partner of the Tax Partnership. If a Party intends to seek review of any court decision rendered as a result of such proceeding, the Party shall notify the other Parties prior to seeking such review.

3.8 Inconsistent Treatment of Partnership Items. If any Party intends to treat a Tax Partnership item in a manner that is, actually or potentially, inconsistent with the treatment of that item by the Tax Partnership, such Party shall promptly notify the other Parties of such inconsistency (actual or potential) of the Party’s intended treatment of a Tax Partnership item with the treatment of that item by the Tax Partnership.

4. Tax Allocations. Subject to Section 7 hereof, income, deductions, and basis shall be allocated for federal income tax purposes for any Allocation Year among the Parties as follows:

4.1. Production Income. Production from the Subject Oil and Gas Assets sold by the Parties or some other representative on behalf of the Parties shall be treated as if sold by the Tax Partnership and the proceeds of such sale were distributed by the Tax Partnership to the Parties. The income (net of Operating Expenses) from such sales shall be partnership income that is allocated among the Parties in the ratio in which the sale proceeds are distributable. In the event the Parties take their shares of production from a Subject Oil and Gas Asset in kind and make separate disposition thereof, the amount received from the sale of production and the amount of the fair market value of production taken in kind by the Parties shall be deemed to be identical; accordingly, such items may be omitted from the adjustments made to the Parties’ Capital Accounts.

4.2. IDC and Other Expenses. Each IDC and other cost that is deductible as paid or incurred shall be allocated to the Party which contributed the funds to pay such cost.

4.3. Equipment Depreciation and Gains and Losses. Depreciation and cost recovery deductions on equipment and other depreciable property shall be allocated among the Parties in accordance with their respective contributions to the Tax Basis of such property.

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4.4. Depletable Basis. Pursuant to Code Sections 703 and 613A(c)(7)(D), tax depletion and taxable gain or loss on the disposition of depletable properties shall be computed by each Party separately and not by the Tax Partnership. For such purpose, each Party’s initial Tax Basis in each such property shall, subject to Section 4.8, be the amount it would have been if such property had not been contributed to the Tax Partnership and shall be increased by any costs charged to it which are capitalized as additional basis in such property.

4.5. Other Income and Deductions and Basis Allocations. Any other item of income not described above shall be allocated to the Party that received the related proceeds. Any other item of deduction or basis not described above shall be allocated to the Party that provided the funds to pay the cost giving rise to such item.

4.6. Recapture Income. Recapture Income as to a property shall be allocated to the Party to which the deductions giving rise to such Recapture Income were allocated (including in this Section 4.6 where applicable, deductions claimed by it outside the Tax Partnership).

4.7. Section 754 Election. Income, deductions and Tax Basis attributable to the Section 754 Election shall be allocated to the Parties entitled thereto under the Code.

4.8. Section 704(c). To the extent required by the Code Section 704(c) and the Treasury Regulations, any tax items of income, gain, loss and deduction relating to any of the Subject Oil and Gas Assets that are contributed to the Tax Partnership by the Parties will be allocated among the Parties in a manner which takes into account the variation between the adjusted Tax Basis of the Subject Oil and Gas Asset and the Contribution Value of the Subject Oil and Gas Assets using the traditional allocation method described in Treasury Regulations Section 1.704-3(b).

4.9 Regulatory and Curative Allocations. Notwithstanding anything to the contrary, for federal income tax purposes, the Tax Partnership shall allocate items of income, gain, loss and deduction among the Parties in the same manner as any such items are allocated under Section 5.3.

5. Book Allocations and Amount Realized Attributable to Sales Proceeds.

5.1 Book Allocations. Book income and Book deductions that correspond to taxable income and deductions shall be allocated in the same manner for Code Section 704(b) book purposes as they are for tax purposes. Code Section 704(b) simulated depletion and loss on the disposition of any of the Subject Oil and Gas Assets shall be allocated in the ratio and to the extent that Book Basis was allocated among the Parties. Book depletion shall equal the simulated depletion amount as computed in accordance paragraph (b) of the “Book income” and “Book deduction” definition. Other Book deductions shall be allocated among the Parties bearing the cost thereof. Subject to Section 5.2 hereof, other Book income shall be allocated to the Parties entitled to the receipts giving rise to such income.

5.2. Allocation of Amounts Realized Attributable to Sale of Subject Oil and Gas Assets. The amount realized from the sale or other disposition of any of the Subject Oil and Gas Assets described in the first sentence of Section 2.4 shall, to the extent of the Book Basis in

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such asset at the time of sale, be allocated for Code Section 704(b) book purposes in the ratio that the Book Basis in such asset was allocated, and any simulated loss shall be reflected in the Parties’ Capital Accounts in the same ratio. The simulated gain resulting from amounts realized in excess of Book Basis shall be allocated to cause each Party’s Capital Account balance to be as nearly as possible equal to the sum of the amounts determined for each Subject Oil and Gas Asset and any other property of the Tax Partnership equal to the product of (i) the Party’s Participating Interest in such asset and (ii) the Distribution Value of such asset immediately prior to the sale. The Capital Accounts of the Parties shall be charged consistently with this Section 5.2.

5.3. Regulatory and Curative Allocations. Prior to making any other Book allocations, the Tax Partnership shall allocate the following items to the Parties in the following order:

(a) Qualified Income Offset. In the event any Party unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6), items of income and gain for such Allocation Year shall be specially allocated to such Party in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, any Adjusted Capital Account Deficit of such Party as quickly as possible, provided that an allocation pursuant to this Section 5.3(a) shall be made if and only to the extent that such Party would have an Adjusted Capital Account Deficit after all other allocations have been tentatively made as if this Section 5.3(a) were not in this Tax Partnership Agreement.

(b) Limit on Loss Allocations. Notwithstanding anything to the contrary in this Tax Partnership Agreement, deductions and losses (or items thereof) shall not be allocated to a Party if such allocation would cause or increase a Party’s Adjusted Capital Account Deficit and shall be reallocated to the other Parties, subject to the limitation provided in this Section 5.3(b).

(c) Curative Allocations. The allocations under this Section 5.3 other than this Section 5.3(c) (such allocations, the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. To the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Tax Partnership Agreement. Therefore, notwithstanding any other provision of this Tax Partnership Agreement to the contrary (other than the Regulatory Allocations), the Tax Partnership shall make such offsetting special allocations of income, gain, loss or deduction (such allocation, the “Curative Allocations”) in whatever manner the Parties determine appropriate so that, after such offsetting allocations are made, each Party’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Party would have had if the Regulatory Allocations were not part of this Tax Partnership Agreement. For purposes of this Section 5.3(c), the Tax Partnership shall take into account future Regulatory Allocations that are likely to offset other Regulatory Allocations previously made.

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6. Liquidation and Balancing Capital Accounts.

6.1. Accounting Adjustments. Upon termination of the Tax Partnership, the Subject Oil and Gas Assets and any other property of the Tax Partnership shall be valued at their Distribution Value and notwithstanding any provision to the contrary in this Tax Partnership Agreement, the assets of the Tax Partnership shall be deemed to have been sold for their Distribution Values, and the resulting Book income (including any simulated gain) and Book deductions (other than items of simulated loss, which shall be allocated in accordance with Section 5.2) shall be allocated among the Parties to the extent necessary to cause each Party’s Capital Account balance to be as nearly as possible equal to the sum of the amounts determined for each Subject Oil and Gas Asset and any other property of the Tax Partnership equal to the product of (i) the Party’s Participating Interest in such asset and (ii) the Distribution Value of such asset immediately prior to the sale. The Tax Partnership shall make such allocations as follows: first, items of simulated loss with respect to the Subject Oil and Gas Assets that are subject to depletion; second, items of simulated gain; third, other items of unrealized gain or loss; and fourth, other items of gross income, gain, loss or deduction.

6.2 No Deficit Restoration Obligation. Notwithstanding anything to the contrary, upon a liquidation within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), if any Party has a deficit balance in their Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all years, including the year during which such liquidation occurs), such Party shall have no obligation to make any contribution so as to restore its Capital Account to zero, and the negative balance of such Party’s Capital Account shall not be considered a debt owed by such Party to the other Parties, to the Tax Partnership, or to any other person for any purpose whatsoever.

6.2. Distribution to Balance Capital Accounts. After the adjustments required by Section 6.1 have been completed, the Parties shall determine the aggregate Distribution Value of the properties (“Deemed Distribution Properties”) that would be distributed to each Party if each property and related equipment were distributed to the Parties in accordance with their relative Participating Interests in such property. If any Party’s Capital Account balance is less than such Party’s Distribution Value of the Deemed Distribution Properties, then (a) such Party may contribute cash to the Tax Partnership in an amount sufficient to cause such Party’s Capital Account balance to be equal to such Party’s Distribution Value of the Deemed Distribution Properties, and/or (b) if all Parties agree, any cash or an undivided interest in certain select properties shall be distributed to any Party whose Capital Account balance exceeds such Party’s Distribution Value of the Deemed Distribution Properties as is necessary to cause, following such distribution, all remaining Capital Account balances for each Party to be equal to each such Party’s Distribution Value of the Deemed Distribution Properties (as adjusted for such distribution). Following such distribution, the Tax Partnership shall liquidate and distribute the properties of the Tax Partnership to the Parties in accordance with their relative Participating Interests in each Deemed Distribution Property.

6.3. Evaluation Procedure. If the Parties are unable to agree upon the fair market value of any of the Subject Oil and Gas Assets, the Parties shall engage a mutually-agreeable, independent oil and gas appraisal firm to prepare an evaluation of the fair market value of such property, the cost of which evaluation shall be an operating cost of the property.

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